UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number(s) 811-22845

Barings Funds Trust

(Exact Name of Registrant as Specified in Charter)

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (704) 805-7200

Corporation Service Company (CSC)

251 Little Falls Drive

Wilmington DE 19808

United States

(Name and Address of Agent for Service)

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

The Annual Report to Shareholders is attached hereto.

BARINGS FUNDS TRUST

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website http://www.barings.com/, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-877-766-0014.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-877-766-0014 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Annual Report

June 30, 2020

BFT Service Providers

ADVISER

Barings LLC

300 South Tryon Street

Suite 2500

Charlotte, NC 28202

SUB-ADVISER

Barings International Investments Limited

20 Old Bailey

London, UK

EC4M 7BF

COUNSEL TO THE TRUST

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY

10112-0015

CUSTODIAN

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

TRANSFER AGENT AND REGISTRAR

ALPS Fund Services, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

FUND ADMINISTRATION / ACCOUNTING

State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

FUND DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway

Suite 1100

Denver, CO 80203

BLUE SKY ADMINISTRATION

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PROXY VOTING POLICIES & PROCEDURES

The Trustees of Barings Funds Trust (the “Trust”) have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-877-766-0014; (2) on the Trust’s website at http://www.Barings.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The funds in the Trust file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an attachment to Form N-PORT. The funds’ Form N-PORT are available on the SEC’s website at http://www.sec.gov. A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.Barings.com or upon request by calling, toll-free, 1-877-766-0014.

Daniel McGee

President

Barings Funds Trust

Barings Funds Trust

Barings Global Floating Rate Fund

Barings Global Credit Income Opportunities Fund

Barings Active Short Duration Bond Fund

Barings Diversified Income Fund

Barings Emerging Markets Debt Blended Total Return Fund

Barings Global Emerging Markets Equity Fund

Barings U.S. High Yield Fund

Dear Shareholder,

We hope that you and your families are staying healthy and safe. In this challenging environment, we remain focused on the safety and well-being of our teams, clients and communities.

The coronavirus certainly took center stage in the first half of the year, as the pandemic and related lockdown forced countries across the globe to adapt to a new reality of travel bans, school closures and working from home. Questions remain around how much damage the pandemic and lockdowns have caused to the economy – and to what extent that has been counterbalanced by the massive fiscal and monetary responses from governments around the world.

Perhaps unsurprisingly, changes in economic data have been extreme, both to the positive and the negative, making it difficult to gauge how quickly the recovery may come through. At this point, it is unclear how long it may take before we return to anything approaching normal. On the positive side, economic activity has slowly resumed in certain sectors. Markets, too, have made strong recoveries since volatility peaked in late March. Indeed, as the U.S. Federal Reserve introduced unprecedented measures to enhance liquidity, from purchasing fallen angels to buying individual corporate bonds, high yield and investment grade credit rallied. Emerging markets debt, too, took a positive turn – and could benefit from continued monetary stimulus and the potential for a sharper economic bounce-back in the second half of the year.

As the pandemic plays out and the U.S. presidential election nears, we expect additional volatility to enter the markets. But from a bottom-up, fundamental perspective, our investment teams believe there is still attractive value to be found across developed and emerging markets, including in less trafficked markets such as CLOs and asset-backed securities. We expect that opportunities will also emerge as the economy gradually improves. As active managers – and with some of the industry’s largest fixed income research teams – we believe we are well-positioned to provide access to the evolving relative value opportunities and capture the upside as the market recovers.

Above all, particularly through periods of volatility and change, we remain focused on delivering strong risk-adjusted returns for our shareholders. On behalf of the entire Barings team, we thank you for your trust and partnership and look forward to helping you achieve your investment objectives.

Sincerely,

Daniel McGee

President

The statements and opinions expressed are those of the author as of the date of this report. All information is historical and not indicative of future results and subject to change. This information is not a recommendation to buy or sell any security.

Barings Global Floating Rate Fund 2020 Annual Report

Investment Objective

Barings Global Floating Rate Fund (“Global Floating Rate Fund” or the “Fund”) seeks a high level of current income. Preservation of capital is a secondary goal.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2019 through June 30, 2020 of -2.54%, underperforming the Credit Suisse Global Loan Benchmark (the “Benchmark”), which returned -1.72%.[1,6]

What factors influenced performance of the Fund?

∎

Loan market performance for the period was heavily impacted by the sharp drawdown in March 2020 that was driven by investor uncertainty related to COVID-19 and the initial recovery in the months that followed.

∎

During the drawdown in March and initial recovery in late March/early April 2020, investors in the loan market generally favored higher-rated (BB) loans, which outperformed lower-rated loans for the period. As the Fund had a modest overweight exposure to loans rated single-B and lower, this was one of the primary drivers of underperformance.

∎

Underperformance by Fund holdings in a few industry sectors (based on the Benchmark’s industry sectors) also detracted from attribution results. For example, despite being underweight the energy sector, the Fund’s holdings in that sector underperformed the broader market. Other industry sectors in which the Fund’s holdings underperformed included the service and manufacturing sectors.

∎

From a regional perspective, the Fund’s allocations between the North American and European markets did not have a material impact on performance. Within the regions, the Fund’s North American holdings modestly underperformed the market, which detracted from the Fund’s relative results, whereas there was not a material impact to relative performance from the Fund’s European holdings overall.

∎	Given the substantial drawdown in March, the Fund’s allocation to cash (for which average weight was approximately 5%) provided a positive impact to attribution results.

∎

Other leading positive impacts to performance comparisons against the Benchmark over the period included credit selection within single-B rated loans, an overweight position to the forest products/containers sector, and credit selection within that sector – as that sector was not as negatively impacted by recent volatility and credit selection in the metals/minerals sector.

Describe recent portfolio activity.

∎

In late 2019, the Fund made a modest shift of exposure from the European market to North America, as we believed there was more compelling relative value in that market at the time. In 2020 to date, there has not been a shift between the two geographic regions, as the focus has been on individual credit decision making.

∎	During the period, the Fund reduced its exposure to senior secured high yield bonds (by approximately 3%), in favor of first-lien senior secured loans.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

Barings Global Floating Rate Fund 2020 Annual Report

∎

Over the fiscal year, the Fund’s top two industry exposures, health care/education/child care and diversified/conglomerate service (based on Moody’s industries) remained the same. In 2020, the Fund increased its exposure to the leisure/amusement/entertainment sector, making it the third largest industry exposure. This increase is based on individual credit decisions in companies that are believed to be better positioned from a credit and relative value perspective.

∎

Changes in rating category exposure during the period were largely the result of rating agency actions during the period, along with some individual credit decisions to add exposure at discounted levels. Given the increased amount of uncertainty due to the global pandemic, rating agencies downgraded many credit facilities in the first half of 2020.

Describe portfolio positioning at period end.

∎	The Fund finished the twelve-month reporting period, ending June 30, 2020, with 88.3% allocated to global senior secured loans, 5.8% to global senior secured high yield bonds, and 5.6% to cash.

∎

From an industry perspective (based on Moody’s industries), the Fund remained well diversified across a number of sectors, with concentrations in health care/education/child care (13.2%), diversified/conglomerate services (12.2%), and leisure/amusement/entertainment (7.8%) as of June 30, 2020.

∎

As of June 30, 2020, the Fund had the following credit quality breakdown: 0.6% in BBB assets, 14.8% in BB assets, 65.7% in single-B assets, and 10.7% in CCC and below assets. Approximately 2.6% of the Fund’s assets are non-publicly rated. Cash and accrued income accounted for the remaining 5.6% of the portfolio assets.[2]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (64.1%), the U.K. (8.8%), Germany (8.1%), the Netherlands (2.7%) and France (2.6%). Overall, the Fund had exposure to 16 different countries, and we continue to focus on building a well-diversified portfolio of global floating rate securities.

Describe market and portfolio outlook.

∎

The global credit markets staged a strong rebound throughout the second quarter 2020, bolstered by swift action by governments, central banks and private investors, to support global economies as the world comes to terms with life during a pandemic. While default activity has increased across below investment grade credit, in our view some of these elements have helped some companies navigate the current environment.

∎

Despite the recovery thus far, below investment grade credit markets have not yet fully recovered to pre-pandemic levels. Therefore, we continue to believe there are opportunities for below investment grade credit to be additive to total return performance as the recovery continues.

∎

However, until there is a greater resolve in the global pandemic, there will remain an element of uncertainty across credit markets. For this reason, we believe that prudent asset selection and actively managed portfolios are crucial for navigating the current environment. Also, while the pace of recovery may vary at times across geographies and markets, opportunities will emerge, and therefore we believe that taking a global approach to the asset class provides the ability to capture additional relative value opportunities.

2.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings Global Floating Rate Fund 2020 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**	Percentage of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2020.

Barings Global Floating Rate Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-5.71%	0.26%	2.16%
Class A No Load	09/16/2013	-2.79%	1.29%	2.62%
Class C With Load	09/16/2013	-4.44%	0.53%	1.86%
Class C No Load	09/16/2013	-3.52%	0.53%	1.86%
Class I With Load	09/16/2013	-2.47%	1.57%	2.92%
Class I No Load	09/16/2013	-2.47%	1.57%	2.92%
Class Y With Load	09/16/2013	-2.54%	1.54%	2.89%
Class Y No Load	09/16/2013	-2.54%	1.54%	2.89%

3.

Duration is a measure of the sensitivity of the price – the value of principal – of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Bond prices are said to have an inverse relationship with interest rates. Therefore, rising interest rates indicate bond prices are likely to fall, while declining interest rates indicate bond prices are likely to rise.

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark A: The Credit Suisse Global Loan Benchmark is a market capitalization weighted average of the Credit Suisse Leveraged Loan Index and the Credit Suisse Western European Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S. dollar-denominated leveraged loan market. The Credit Suisse Western European Leveraged Loan Index is designed to mirror the investable universe of the Western European leveraged loan market, with loans denominated in U.S. and Western European currencies. Indices are unmanaged. It is not possible to invest directly in an index.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

Investment Objective

Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund” or the “Fund”) seeks an absolute return, primarily through current income and secondarily through capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the annual reporting period from July 1, 2019 through June 30, 2020 of -3.44%, and underperformed the 3 Month USD LIBOR +500 basis points (bps)[1] benchmark, which returned 6.71%.[2,6]

What factors influenced performance of the Fund?

∎

The significant decline in mark-to-market trading levels across many credit markets in March 2020, and the varied pace of recovery across markets in the months that followed had a material impact on the Fund’s return for the period. Please note that a large portion of the benchmark is static and therefore will not be influenced to mark-to-market changes, which is the main driver of the Fund’s underperformance relative to the benchmark over the period.

∎

For the core asset classes, high yield bonds underperformed senior secured loans over the full period, and were the biggest detractor from the Fund’s total return. Senior secured loans had a modestly positive impact on the Fund’s total return for the period, and the Fund’s European holdings outperformed the North American holdings.

∎

From a ratings category perspective, the Fund’s higher-rated credits in the high yield bond and senior secured loan markets outperformed lower rated credits during the fiscal year period, as those credits did not see as significant of a drawdown in March 2020, and saw their trading levels recover quicker than lower-rated credits.

∎	For the opportunistic asset classes, allocations to collateralized loan obligations (CLOs) and special situation credits both detracted from the Fund’s total return.

Describe recent portfolio activity.

∎

In the first half of the reporting period, which was in 2019, shifts in the Fund’s core asset classes (high yield bonds and senior secured loans) were focused on modestly shifting exposure from the European markets to North America in both high yield bonds and loans, as relative value was more compelling in the North American market at that time. In 2020, there have been minimal shifts between regions for core asset classes, as the focus has been on individual credit relative value decisions.

∎

In general, as these portfolios build over time, the Fund intends to deploy cash into asset classes which we believe offer the best relative value at that time, and will shift exposure between asset classes as relative value opportunities change.

∎

In regard to the opportunistic asset classes, early in the period the Fund added a modest exposure to emerging markets corporate debt (within high yield bonds). Also, the Fund’s exposure to CLOs modestly decreased over the period.

1.	A unit that is equal to 1/100th of 1% or 0.01%.

2.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month end performance. All returns 1-year or less are cumulative.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

∎

Given the recent market events (volatility and rating agency downgrades), changes in exposure by ratings category during the period were impacted by individual credit decisions and downgrades, rather than strategic portfolio shifts.

∎	From an industry sector perspective, during the period there were no material changes to the Fund’s top industry exposures.

Describe portfolio positioning at period end.

∎

The Fund finished the annual reporting period, ended June 30, 2020, with an allocation of 42.9%, 39.3% and 9.3% to global high yield bonds, global senior secured loans and CLOs, respectively. The remainder of the portfolio was invested in equities at 0.5%, special situations at 0.5%, and cash/other at 7.5%. A significant portion of the portfolio (approximately 60.6%) was senior secured in nature (including CLOs backed by secured loans), which can potentially mitigate principal loss in default situations.

∎

From an industry perspective, the Fund was well diversified across a number of sectors, with concentrations in health care, education and childcare (9.0%), diversified/conglomerate services (6.7%), and broadcasting and entertainment (5.4%) as of June 30, 2020.

∎

As of June 30, 2020, the Fund had the following credit quality breakdown: 3.7% in BBB assets, 26.8% in BB assets, 42.1% in single-B assets, and 15.4% in CCC and below assets. Approximately 4.3% of the Fund’s assets are not publicly rated. Cash and accrued income accounted for the remaining 7.5% of the portfolio assets.[3]

∎

The top five countries in the portfolio at the end of the reporting period were the U.S. (57.0%), the U.K. (8.6%), Germany (5.6%), the Netherlands (3.9%) and France (2.1%). The Cayman Islands exposure related to the Fund’s CLO holdings was included in the U.S. Overall, the Fund had exposure to 29 different countries, and we continue to focus on building a well-diversified portfolio of global high yield securities.

Describe market and portfolio outlook.

∎

The global credit markets staged a strong rebound throughout the second quarter of 2020,bolstered by swift action by governments, central banks and private investors, to support global economies as the world comes to terms with life during a pandemic. While default activity has increased across below investment grade credit, in our view some of these elements have helped some companies navigate the current environment.

∎

Despite the recovery thus far, below investment grade credit markets have not yet fully recovered to pre-pandemic levels. Therefore, we continue to believe there are opportunities in below investment grade credit to be additive to total return performance as the recovery continues.

∎

However, until there is a clear path past the global pandemic, there will remain an element of uncertainty across credit markets. For this reason, we believe that prudent asset selection and actively managed portfolios are crucial for navigating the current environment. Also, while the pace of recovery may vary at times across geographies and markets, opportunities will emerge, and therefore we believe that taking a global, multi-credit approach to below investment grade credit provides the ability to capture additional relative value opportunities.

3.

Ratings shown are the highest rating given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A, and BBB are investment grade ratings categories used by S&P and Fitch; BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s; Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated “Not Publicly Rated” are not rated by these national rating agencies.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**Percentage	of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2020.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [5,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	09/16/2013	-7.54%	-0.76%	2.64%
Class A No Load	09/16/2013	-3.69%	0.60%	3.22%
Class C With Load	09/16/2013	-5.32%	-0.15%	2.45%
Class C No Load	09/16/2013	-4.41%	-0.15%	2.45%
Class I With Load	09/16/2013	-3.45%	0.85%	3.47%
Class I No Load	09/16/2013	-3.45%	0.85%	3.47%
Class Y With Load	09/16/2013	-3.44%	0.85%	3.47%
Class Y No Load	09/16/2013	-3.44%	0.85%	3.47%

4.	Inception date: September 16, 2013.

5.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

6.

Benchmark: 3-Month USD LIBOR plus 500 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 500 bps, or 5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

7.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

8.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Active Short Duration Bond Fund 2020 Annual Report

Investment Objective

Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund” or the “Fund”) seeks to achieve a high total rate of return, primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2019 through June 30, 2020 of -1.45%, underperforming the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Benchmark”), which returned 4.12%.[1,5]

What factors influenced performance of the Fund?

∎

Financial markets were hit very hard in the first quarter of 2020 as a result of the COVID-19 pandemic, including even short maturity, high quality strategies. Given the market disruption, experienced, short U.S. Treasuries were among the highest performing sectors in the market for the period. Furthermore, an index such as the Benchmark did particularly well, as it has no credit exposure, being comprised primarily of Treasuries.

∎

A shorter-duration position contributed negatively to performance relative to the Benchmark as rates declined over the period. The Fund uses Treasury bonds and futures to help manage duration. The front end of the Treasury yield curve remains flat between three months and three years. The U.S. Federal Reserve (Fed) continued its accommodative monetary policy with rates held at a target of 0.00% to 0.25%. Markets are now anticipating that the next rate move will not occur before 2021. The Fund ended the period with a 0.27 year duration in accordance with our rules-based duration management process.

∎

We continue to favor securitized credit over corporate credit, emphasizing structure over unsecured positions. The Fund’s allocation to consumer asset-backed securities (ABS) was a negative contributor to performance. Student loans, aviation, and consumer loan collateral were among the top detractors within the ABS sector. At the onset of the crisis, the market observed prices across securitized asset classes detach from underlying fundaments, causing mark-to-market volatility that brought asset prices lower. Market concern over consumer demand impact amid the once developing COVID-19 crisis had higher beta consumer sectors – such as auto rental, timeshare and aviation – at very illiquid and wide spread levels. By the end of the reporting period, securitized risk assets had rebounded on the heels of positive technicals that allowed spreads to compress tighter and reprice collateral higher.

∎

The Fund’s allocation to commercial mortgage-backed securities (CMBS) and residential mortgage-backed securities (RMBS) also detracted from performance over the period. Many investors sold these securities to source liquidity with very few market participants willing to purchase them at the onset of the crisis. Prices across both CMBS and RMBS securities were negatively affected by this technical.

∎

The 35% allocation to investment grade corporate credit detracted from performance, but recovered much quicker than the Fund’s securitized allocations. The outbreak of the COVID-19 global pandemic resulted in a rapid repricing of corporate risk assets in the first quarter. Market spreads widened to 373 basis points (bps) on March 23, with the pace of widening much greater than the 2008-09 crisis period. Corporate spreads have recovered 223 bps since then, as a result monetary intervention and improved investor sentiment.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

Barings Active Short Duration Bond Fund 2020 Annual Report

∎

The Fund’s small position in high-quality collateralized loan obligation (CLO) tranches was also a negative contributor. Spreads widened, negatively impacting security prices as a result of volatility seen in the first quarter of 2020. The Fund is invested in AAA-rated and select AA-rated tranches. We continue to like the structural subordination offered by CLOs, and favor high quality managers.

∎	The allocation to BB-rated high yield corporate bonds was a neutral contributor to performance.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration positioning of 0.27 years, as the front end of the U.S. Treasury curve remained flat.

∎

The Fund reduced positioning in ABS and Treasuries, while increasing allocations to investment grade corporates, high yield corporates, RMBS and CMBS over the period. The Fund’s high quality CLO weight remained unchanged.

∎	The Funds allocation to AAA-rated positions decreased, while BBB quality increased over the reporting period.

Describe portfolio positioning at period end.

∎

The Fund continued to be well diversified across corporate and securitized sectors. The securitized ABS allocation was 33.7% at the end of the period. Automotive loan collateral represented the largest allocation, followed by student loan collateral. Further, commercial ABS sub-sectors include timeshare, personal consumer loan, aircraft leasing and franchise receivables deals. The Fund maintained an active position in RMBS and CMBS securities, ending the period at 9.9% and 4.4%, respectively.

∎

At the end of the period, the Fund’s credit allocation was 39.7%. This allocation was comprised of 32.9% in investment grade corporates, 4.2% in BB-rated high yield corporates, and 0.8% in U.S. dollar-denominated emerging markets debt (EMD). Banks/brokers and independent finance represent the Fund’s largest corporate sector allocations, followed by midstream pipes and chemicals.

∎	High-quality AAA and AA CLO tranches represented a combined 4.5% allocation for the Fund.

Describe market and portfolio outlook.

∎	The market saw unprecedented events unfold over the past six months. Starting in the first quarter, financial markets were hit very hard, including even short maturity, high quality strategies.

∎	Starting in late April, investors experienced a case of whiplash as markets turned positive on the sentiment that the worst of the pandemic may be behind us.

∎

The Fed took an expedited course to stem volatility by implementing an alphabet soup of programs meant to get the market back on course, and it has largely been successful to date. Targeting the corporate credit market, it established the PMCCF and SMCCF to support credit to employers by providing liquidity to the market for outstanding corporate bonds. Targeting the securitized market, it established the TALF program to support the flow of credit to consumers and businesses.

∎	To date, these programs have largely accomplished their goals, as market liquidity, investor sentiment, and security prices regained much of the ground lost at the start of the crisis.

∎

Market trends continued to show modest signs of improvement by the end of the second quarter; however, there are still many longer-term unknowns facing investors. In our view, economic data released continues to be better than once feared at the onset of the pandemic; however, the U.S. faces a second wave of the virus as multiple states have started to relax stay-at-home orders.

∎

A spike in cases could open the possibility of continued consumer restrictions that run the risk of producing a second leg down for markets. While many investors are enjoying the sugar high by trading on technicals created by monetary and fiscal stimulus, we remain committed to our fundamental bottom-up process of capital preservation.

Barings Active Short Duration Bond Fund 2020 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of June 30, 2020.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

Barings Active Short Duration Bond Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7,8]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	-1.68%	0.96%	1.24%
Class A No Load	07/08/2015	-1.68%	0.96%	1.24%
Class C With Load	07/08/2015	-2.44%	0.68%	0.97%
Class C No Load	07/08/2015	-1.96%	0.68%	0.97%
Class L With Load	05/01/2020	N/A	N/A	3.52%
Class L No Load	05/01/2020	N/A	N/A	3.52%
Class I With Load	07/08/2015	-1.45%	1.22%	1.49%
Class I No Load	07/08/2015	-1.45%	1.22%	1.49%
Class Y With Load	07/08/2015	-1.45%	1.21%	1.48%
Class Y No Load	07/08/2015	-1.45%	1.21%	1.48%

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: July 8, 2015.

4.	Class A performance with the sales charges includes the maximum 3.00% sales charge.

5.

Benchmark: The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is comprised of the U.S. Treasury Index and U.S. Agency Index. The U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government) that have remaining maturities of more than one year, and up to but not including three years. Indexes are unmanaged. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

8.	Class L share class launched effective 05/01/2020.

Barings Diversified Income Fund 2020 Annual Report

Investment Objective

The Barings Diversified Income Fund (“Diversified Income Fund” or the “Fund”) seeks to provide a total return comprised of current income and capital appreciation by investing primarily in an actively managed diversified portfolio of global investment grade rated fixed and floating rate instruments.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a total net rate of return for the period from July 1, 2019 through June 30, 2020 of -7.88%, underperforming the 3 Month LIBOR +250 basis points (bps) benchmark, which returned 4.16%.[1,5]

What factors influenced performance of the Fund?

∎

High-quality collateralized loan obligation (CLO) positioning in AA to BBB-rated tranches detracted from performance over the period. The allocation has a high average of single-A quality. High quality CLO tranches were priced lower over the period, resulting in a mark-to-market performance impact, and speculation of the performance of underlying collateral during the COVID-19 pandemic. CLO prices saw a modest recovery starting in the second quarter; however, spreads remain at wide levels.

∎

The Fund’s allocations to securitized credit and consumer asset-backed securities (ABS) were both detractors from performance. Within the ABS sector, aviation, student loan, and franchise receivable collateral were among the top detractors. At the onset of the crisis, the market observed prices across securitized asset classes detach from underlying fundaments, causing mark-to-market volatility that brought asset prices lower. Market concern over consumer demand impact amid the once developing COVID-19 crisis had higher beta consumer sectors at very illiquid and wide levels. By the end of the reporting period, securitized risk assets had rebounded on the heels of positive technicals that allowed spreads to compress tighter and reprice collateral higher.

∎

The Fund’s allocation to commercial mortgage backed securities (CMBS) and residential mortgage backed securities (RMBS) also detracted from performance over the period. Many investors sold these securities to source liquidity with very few market participants willing to purchase them. Prices across both CMBS and RMBS were negatively affected by this technical.

∎

Investment grade corporate credit across both developed and emerging market geographies detracted from performance, but has recovered quicker than the Fund’s securitized allocation. The outbreak of the COVID-19 global pandemic resulted in a rapid repricing of U.S. corporate risk assets in the first quarter. U.S. corporate spreads widened to 373 bps on March 23, with the pace of widening much greater than the 2008-09 crisis period. Corporate spreads have recovered 223 bps since then, largely due to monetary intervention and improved investor sentiment. Both emerging and developed corporate markets continued to tighten leading up to the end of the reporting period; however, emerging markets debt (EMD) has largely lagged the recovery seen in the U.S. as a result of the lack of a centralized monetary authority guiding a cohesive market intervention.

∎	The Fund began to allocate to BB-rated high yield corporates over the period. This allocation was a neutral contributor to performance.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

Barings Diversified Income Fund 2020 Annual Report

∎

Duration positioning was a positive contributor to performance, as rates declined over the period. The Fund uses futures to help manage duration. The front end of the Treasury yield curve remains flat between three months and three years. The U.S. Federal Reserve (Fed) continued its accommodative monetary policy with rates held at a target 0.00% to 0.25%. Markets are now anticipating that the next rate move will not occur before the end of 2020.

Describe recent portfolio activity.

∎	The Fund ended the period with a duration positioning of 0.53 years, as the front end of the U.S. Treasury curve remains flat.

∎

The Fund reduced positioning in ABS and CLO allocations, while increasing allocations to investment grade corporates, high yield corporates, RMBS, and CMBS over the period. The Fund’s hard currency EMD weight remained unchanged.

∎	The Funds allocation to AAA, BBB and BB-rated positions increased, while single-A and AA quality decreased over the reporting period.

Describe portfolio positioning at period end.

∎

High quality CLO tranches represented the Fund’s largest allocation, at 27.9%. We continued to favor the total return potential and structural subordination of CLOs, and favor AA to BBB quality tranches.

∎

The securitized ABS allocation was 25.3% at the end of the period. Student loan and aviation collateral were the highest sector allocations, followed by medical and property assessed clean energy (PACE) collateral. The Fund maintained an active position in CMBS and RMBS securities, ending the period at 6.8% and 2.1%, respectively.

∎	Investment grade corporates represent a 20.0% allocation. The Fund has favored BBB-rated positions in less cyclical industries such as banking, diversified industrials and insurance.

∎

EMD hard currency positioning was 18.1% at the end of the period. The hard currency EMD allocation in the Fund remained well-diversified across sectors and regions. At the end of the period, the largest sector within the EM sleeve was the financials sector, and the largest region represented in the portfolio was Latin America.

Describe market and portfolio outlook.

∎	The market saw unprecedented events unfold over the past six months. Starting in the first quarter, financial markets were hit very hard, including even short maturity, high quality strategies.

∎	Starting in late April, investors experienced a case of whiplash as markets turned positive on the sentiment that the worst of the pandemic may be behind us.

∎

The Fed took an expedited course to stem volatility by implementing an alphabet soup of programs meant to get the market back on course, and up to this point, it has largely been successful. Targeting the corporate credit market, it established PMCCF and SMCCF to support credit to employers by providing liquidity to the market for outstanding corporate bonds. Targeting the securitized market, it established the TALF program to support the flow of credit to consumers and businesses.

∎	To date, these programs have largely accomplished their goals, as market liquidity, investor sentiment, and security prices regained much of the ground lost at the start of the crisis.

∎

Market trends continued to show modest signs of improvement by the end of the second quarter; however, there are still many longer-term unknowns facing investors. Economic data released continues to be better than once feared at the onset of the pandemic; however, the U.S. faces a second wave of the virus as multiple states have started to relax stay-at-home orders.

∎

A spike in cases could open the possibility of continued consumer restrictions that run the risk of producing a significant dislocation for markets. While many investors have enjoyed the sugar high by trading on technicals created by monetary and fiscal stimulus, we remain diligent to our fundamental bottom-up process of capital preservation.

Barings Diversified Income Fund 2020 Annual Report

CREDIT QUALITY BREAKDOWN (% OF ASSETS*)

*	As of June 30, 2020.

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

Barings Diversified Income Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [3,4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	07/08/2015	-11.79%	-2.95%	-0.56%
Class A No Load	07/08/2015	-8.11%	-1.62%	0.26%
Class C With Load	07/08/2015	-9.69%	-2.35%	-0.49%
Class C No Load	07/08/2015	-8.80%	-2.35%	-0.49%
Class I With Load	07/08/2015	-7.88%	-1.37%	0.50%
Class I No Load	07/08/2015	-7.88%	-1.37%	0.50%
Class Y With Load	07/08/2015	-7.88%	-1.37%	0.50%
Class Y No Load	07/08/2015	-7.88%	-1.37%	0.50%

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

3.	Inception date: July 8, 2015. Diversified Income strategy change effective March 1, 2019.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: 3-Month USD LIBOR plus 250 bps. The 3-Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the Intercontinental Exchange, that banks charge one another for the use of short-term money (three months) in England’s Euro dollar market. The return shown includes 3-Month USD LIBOR plus 250 bps, or 2.5% per annum. LIBOR is unmanaged. It is not possible to invest directly in LIBOR. No assurance can be given that the Fund’s performance will exceed that of LIBOR by any given increment, or at all.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

Investment Objective

Barings Emerging Markets Debt Blended Total Return Fund (“EMD Blended Total Return Fund” or the “Fund”) seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the period from July 1, 2019 through June 30, 2020 of 10.33%.[1] The net total rate of return for the Fund’s performance benchmark – a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified – was -0.17%. The Fund is not managed relative to the benchmark; however, the comparison is provided to show how the Fund’s returns compare with those of a broad measure of market performance.

∎

All three of the Fund’s sub-strategies – emerging market (EM) corporates, EM sovereign and EM local – generated positive performance over the period. This occurred as U.S. Treasury rates rallied 136 basis points (bps) over the past 12 months, alongside a dovish U.S. Federal Reserve (Fed) and European Central Bank (ECB). Local rates in EM countries fell, while EM currencies depreciated over the period.

What factors influenced performance of the Fund?

∎

The Fund’s positioning, and active allocations across countries and credits, were additive to performance. EM local rallied, as we saw monetary stimulus and rate cuts across EM countries in reaction to COVID-19’s economic toll. EM debt flows were strong in the second half of 2019, with $22 billion of positive flows mostly from hard currency, which was followed by six months accounting for -$25.1 billion in net outflows for the first half of 2020.

∎

For the 12-month reporting period ending June 30, 2020, the Fund’s positioning in Russia, Brazil, Mexico, Hungary and South Africa contributed positively to Fund performance. However, the Fund’s positions in Argentina, India, El Salvador, Angola and Ghana detracted from performance.

Describe recent portfolio activity.

∎

Following the sharp sell-off experienced in March 2020, the Fund increased its exposure to EM currencies, to capture potential currency appreciation as a result of stronger balance-of-payments outlook, along with higher commodity prices. The Fund also increased exposure to EM sovereign hard currency assets, as spreads were overcompensating for defaults, and opportunities have become available following the sharp sell-off in the first half of the year. The Fund has maintained most positions, as we believe fiscal stimuli will allow for moderate growth, low inflation and lower rates in select EM local markets. Positioning in select corporate names remains similar to earlier in 2020, backed by healthy balance sheets and bonds, offering strong yields compared to some sovereign credits.

Describe portfolio positioning at period end.

∎

The Fund finished the reporting period, ending June 30, 2020, with a 49% exposure to sovereign hard currencies (inclusive of credit default swaps), 41% to corporate debt, 31% to sovereign local currencies, and a 0.5% settled cash position.

∎

The top five countries in the portfolio at the end of the reporting period were Mexico (14.8%), Brazil (14.4%), Ukraine (8.7%), Indonesia (7.2%) and South Africa (5.8%). The top five corporate issuers were Tullow Oil (2.5%), Petrobras (2.3%), PEMEX (1.9%), National Bank of Greece (1.7%) and Sovcom Bank (1.7%). Overall, the Fund had exposure to 42 countries, 36 corporates and 21 different currencies.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

Describe market and portfolio outlook.

∎

We believe that the asset class is likely to benefit from continued monetary stimulus and the potential for a sharp economic rebound in the second half of the year. We expect that countries will continue down the recent path of becoming increasingly insular and relying more on domestic production of goods and services, a trend that COVID-19 is accelerating, and that may prove to be a long-term structural headwind for EMs. Technicals continue to drive the market, as the ample liquidity pumped into the system by governments and central banks continues to support asset prices. It’s difficult to say if, or when, this will take a turn in the near term. We’ve seen recent signs that fear may be creeping back into the market, as negative headlines on COVID-19 in the U.S., Brazil and other hotspots are digested. There remain risks to both the upside and downside cases for global recovery. But on balance, we think the continued monetary stimulus, along with the potential for a sharper economic bounce-back in the second half of the year, could provide a tailwind to many EMs.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

PORTFOLIO COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

REGIONAL COMPOSITION (% OF ASSETS**)

**	The percentages shown above are expressed by market value, excluding cash and accrued income, and may vary over time. As of June 30, 2020.

***	CEEMEA: Central Europe, Eastern Europe, Middle East and Africa.

LATAM: Latin America (includes countries in Central and South America).

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/21/2015	5.71%	5.19%	6.38%
Class A No Load	10/21/2015	10.11%	6.63%	7.31%
Class C With Load	10/21/2015	8.28%	5.85%	6.53%
Class C No Load	10/21/2015	9.28%	5.85%	6.53%
Class I With Load	10/21/2015	10.39%	6.90%	7.58%
Class I No Load	10/21/2015	10.39%	6.90%	7.58%
Class Y With Load	10/21/2015	10.33%	6.88%	7.57%
Class Y No Load	10/21/2015	10.33%	6.88%	7.57%

2.	Inception date: October 21, 2015.

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.	Benchmark is a blend of 50% JPMorgan Government Bond Index – Emerging Markets Global Diversified (GBI-EMGD), 30% JPMorgan EMBI Global Diversified and 20% JPMorgan CEMBI Broad Diversified.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

Investment Objective

The Barings Global Emerging Markets Equity Fund (the “Fund”) seeks to achieve long-term capital growth.

Portfolio Management Commentary

How did the Fund perform?

∎	The Fund reported a net rate of return for the period from July 1, 2019, through June 30, 2020 of -3.78%, underperforming the MSCI Emerging Markets Index (the “Benchmark”), which returned -3.39%.[1]

What factors influenced performance of the Fund?

∎	Contributors to relative Fund performance included the following:

∎

Tencent Holdings, a Chinese Technology group, ended the period as the Fund’s top contributor to relative returns, driven by an acceleration in online advertising revenue and a strong gaming release pipeline.

∎	Taiwan Semiconductor Manufacturing Co., was a strong contributor to relative returns, benefitting from earnings which beat expectations and increased optimism regarding future 5G demand.

∎

Reliance Industries, a large Indian conglomerate, reported strong earnings driven by capacity growth and margin expansion within its petrochemicals business, and strong subscriber acquisition within its telecommunications division.

∎	Detractors to relative Fund performance included the following:

∎

HDFC Bank, detracted on concerns that weaker economic activity in India would lead to a deterioration in asset quality. Despite this short-term weakness, the company’s most recent earnings were strong, beating expectations on growth as well as asset quality.

∎	PT Bank Negara Indonesia, an Indonesian bank, underperformed caused in part by a deteriorating macroeconomic environment.

∎	China State Construction International, detracted on lingering macroeconomic concerns, though improving orders and infrastructure investment points to a stronger profit outlook.

Describe recent portfolio activity.

∎	Q3 2019: Over the period, the Fund exited its position in cement manufacturer Cemex, in favor of better opportunities elsewhere.

∎

Q4 2019: Over the period, the Fund adjusted its exposure to the Russian energy sector, selling out of its holding in Novatek. We also initiated a position in Topsports, as we believe the company is well positioned to capitalize on the structural growth of the sportswear market in China.

∎

YTD 2020: While portfolio activity remained relatively low, the recent market backdrop provided a number of opportunities to start building exposure in companies with sustainable business franchises, and strong balance sheets at more attractive valuation entry points. Over the period we sold our holdings in Russian natural gas producer Gazprom, and used the proceeds to add to our position in its competitor Lukoil. Elsewhere, we exited from steel company Angang Steel, diamond producer Alrosa, and financial services group Bancolombia, and started new positions in China Resources Cement, ENN Energy, Mediatek and Powertech.

∎	As medium- to long-term investors, we expect the average annual turnover rate of the strategy to be 20-40%. The turnover for the Fund for the period from July 1, 2019, through June 30, 2020 was 18.8%.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative. The performance comparator is MSCI Emerging Markets Total Return Index with net dividends.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

Describe portfolio positioning at period end.

∎

The Fund’s positioning at the end of the period reflects our bottom-up investment process, where we aim to identify companies with sustainable business franchises, and with future growth potential that is not fully reflected in the current share price. As a result, our active country and sector positioning relative to the Benchmark is not driven by a deliberate top-down strategy, but is a by-product of our bottom-up stock selection process.

∎

Relative to the Benchmark, the largest active country position was in India, and the largest active sector exposure was to financials, where in each case we continue to identify many companies that we believe have strong medium-term growth prospects and are attractively valued.

∎

Despite the large active position in both cases, we believe that the performance of these companies will be predominantly influenced by company-specific factors (i.e. that these companies will be largely in control of their own destiny), rather than by their respective country or sector. As bottom-up investors, we always seek these types of companies.

∎

As of the end of the reporting period, the top five country weightings in the Fund, on an absolute basis, were China and Hong Kong (43.4%), Taiwan (12.6%), India (11.1%), Korea (10.6%) and Russia (4.5%).

∎	In line with our investment process, we continue to seek out bottom-up investment opportunities where we believe the future earnings potential is not fully reflected in the current share price.

Describe market and portfolio outlook.

∎	In the near term, we believe that global markets are likely to remain volatile, as investors stay vigilant for any signs of an uptick in new infections which might signal a second wave.

∎

Clearly economic activity and corporate earnings have been, and will continue to be, significantly impacted in the short term, but we hope to begin to see some improving economic and earnings momentum from the second half of this year, as mobility restrictions are eased on a measured basis and normal consumption patterns slowly resume.

∎

In addition, we expect the large-scale monetary and fiscal stimulus announced globally will also help support and spur economic activity. In our view, a combination of slowly improving data, receding risk and attractive valuations should create a more positive backdrop for equity markets, as we move into the second half of this year and beyond.

∎

We will continue our process of building new (or adding to existing) positions in companies with strong and sustainable business franchises, where our proprietary bottom-up research has identified a significant degree of undervaluation relative to future growth potential.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [2,3,5,6]	INCEPTION DATE	ONE YEAR	INCEPTION TO DATE
Class A With Load	9/17/2018	-4.02%	3.63%
Class A No Load	9/17/2018	-4.02%	3.63%
Class C With Load	9/17/2018	-4.74%	2.86%
Class C No Load	9/17/2018	-4.74%	2.86%
Class I With Load	9/17/2018	-3.78%	3.89%
Class I No Load	9/17/2018	-3.78%	3.89%
Class Y With Load	9/17/2018	-3.78%	3.89%
Class Y No Load	9/17/2018	-3.78%	3.89%

2.	Inception date: September 17, 2018. A fund’s performance for very short time periods may not be indicative of future performance

3.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

4.

Benchmark: MSCI Emerging Markets Total Return Index with net dividends designed to measure the equity market performance of the emerging markets. Indices are unmanaged. It is not possible to invest directly in an index.

5.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

6.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings U.S. High Yield Fund 2020 Annual Report

Investment Objective

Barings U.S. High Yield Fund (“U.S. High Yield Fund” or the “Fund”) seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

Portfolio Management Commentary

How did the Fund perform?

∎

The Fund reported a net total rate of return for the reporting period from July 1, 2019 through June 30, 2020 of -3.43%, underperforming the Bloomberg Barclays U.S. Corporate High Yield Index (the “Benchmark”), which returned 0.03%.[1,5]

What factors influenced performance of the Fund?

∎

For much of the one-year period, the U.S. high yield bond market saw modest positive returns, driven by a stable economic outlook, accommodative central bank policies, and a strong technical backdrop. In March 2020, however, global markets experienced a historic sell-off, as a result of the COVID-19 pandemic and a freefall in crude oil prices. Following the sell-off through June month-end, crude oil prices recovered back into positive territory, and the U.S. high yield bond market rebounded on economic re-opening optimism and unprecedented actions by the U.S. Federal Reserve (Fed) – including purchasing investment grade and below investment grade bonds in the open market. However, the market remained negative for the period overall.

∎

Higher quality credits notably outperformed the lower end of the ratings spectrum during the one-year period, led by BBs and followed by single-Bs, while CCCs substantially lagged. As a result, the Fund’s underweight allocation to BB-rated holdings, and overweight allocation to the lower-rated categories relative to the Benchmark, were performance detractors. Security selection across single-B and CCC-rated credits was a positive contributor to Fund performance versus the Benchmark, while security selection in BB-rated holdings lagged.

∎

From an industry perspective, although the oil and gas sector rallied back in the second quarter of 2020 alongside the strong bounce back in crude oil prices from March lows, the sector significantly underperformed the broader market during the twelve-month period, alongside industries most directly impacted by the global economic shutdown, including the consumer cyclical and transportation sectors. The Fund’s credit selection within the telecommunications sector was the largest positive contributor to performance versus the index. The oil and gas sector was the largest detractor to relative performance as a result of credit selection and an underweight allocation on average.

Describe recent portfolio activity.

∎

The Fund allocation to BBs increased during the course of the one-year period, primarily through a shift from single-B rated holdings, both through relative value transactions in the secondary market and a notable portion of fallen angel purchases. Additionally, the Fund took advantage of select new issue deals, as the U.S. high yield bond market saw record new issuance activity in the second quarter of 2020. CCCs remained largely unchanged through the period.

∎

Across industries, the Fund’s top three sectors remained largely unchanged, led by oil & gas, telecommunications, and broadcasting & entertainment. The Fund’s position in the health care, education & child care sector was modestly reduced, while the buildings & real estate sector slightly increased during the year.

1.

Total return describes the return to an investor of Class Y shares and includes the reinvestment of dividends and capital gains. Past performance is no guarantee of future results, and investment returns and the net asset value (NAV) of shares of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than performance quoted. Call 1.855.439.5459 or visit barings.com for current month-end performance. All returns one-year or less are cumulative.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

Barings U.S. High Yield Fund 2020 Annual Report

Describe portfolio positioning at period end.

∎

On a traded basis, the Fund finished June 30, 2020 with a 78.1% weighting to senior unsecured bonds and a 13.4% weighting to senior secured high yield bonds. The remaining balance of the portfolio was invested in senior secured loans (5.1%), and cash, accrued and other holdings (3.4%).

∎

From a sector perspective, the Fund remained well-diversified across a number of Moody’s-based industries, with higher concentrations, as mentioned above, in oil & gas (12.2%), telecommunications (10.7%), and broadcasting & entertainment (10.0%) as of June 30, 2020.

∎

In terms of portfolio credit quality, the Fund had the following weighting breakdown: 5.5% in BBB, 50.3% in BB, 26.2% in single-B, 13.9% in CCC and below, and 3.3% in cash and accrued income. The Fund’s weighting in not-publicly rated holdings finished the period at 0.8%.[2]

Describe market and portfolio outlook.

∎

Global credit markets staged a strong rebound throughout the second quarter of 2020, bolstered by swift action by governments, central banks and private investors to support global economies, as the world comes to terms with life during a pandemic. While default activity has increased across the U.S. high yield bond market, in our view some of these elements have softened expectations on near-term defaults from what they were at the peak of volatility in March.

∎

Despite the recovery thus far, the U.S. high yield bond market has not yet fully recovered to pre-pandemic levels, and we believe that the outlook for many companies will have an element of uncertainty until there is a clear path past Covid-19. The demand for high yield bonds has increased in recent months as a result of central bank actions, which we expect to continue in the near term.

∎

Even after a meaningful recovery, we continue to believe there are many opportunities for U.S. high yield bonds to be additive to total return performance as the recovery continues. That said, the potential for further volatility and defaults remains, which is why we continue to believe that prudent asset selection and active portfolio management will remain critical moving forward.

2.

Ratings shown are the highest ratings given by one of the following national rating agencies: S&P, Moody’s or Fitch. Additional information about ratings can be found, respectively, at www.standardandpoors.com, www.moodys.com and www.fitchratings.com. Credit ratings are subject to change. AAA, AA, single-A and BBB are investment grade ratings categories used by S&P and Fitch. BB, single-B, CCC/CC/C and single-D are below investment grade ratings categories used by S&P and Fitch. Aaa, Aa, single-A and Baa are investment grade ratings categories used by Moody’s. Ba, single-B, Caa/Ca and single-C are below investment grade ratings categories used by Moody’s. Ratings categories may include gradations within each category. Bonds backed by U.S. government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated Not Publicly Rated are not rated by these national rating agencies.

Barings U.S. High Yield Fund 2020 Annual Report

CREDIT QUALITY COMPOSITION (% OF ASSETS*)

*	As of June 30, 2020.

COUNTRY COMPOSITION (% OF ASSETS**)

**	The percentages of assets are expressed by market value excluding cash and accrued income, and may vary over time. As of June 30, 2020.

Barings U.S. High Yield Fund 2020 Annual Report

% AVERAGE ANNUAL TOTAL RETURNS [4,6,7]	INCEPTION DATE	ONE YEAR	THREE YEARS	INCEPTION TO DATE
Class A With Load	10/30/2015	-7.52%	-0.28%	3.65%
Class A No Load	10/30/2015	-3.67%	1.09%	4.56%
Class C With Load	10/30/2015	-5.30%	0.34%	3.77%
Class C No Load	10/30/2015	-4.39%	0.34%	3.77%
Class I With Load	10/30/2015	-3.43%	1.34%	4.81%
Class I No Load	10/30/2015	-3.43%	1.34%	4.81%
Class Y With Load	10/30/2015	-3.43%	1.35%	4.81%
Class Y No Load	10/30/2015	-3.43%	1.35%	4.81%

3.	Inception date: October 30, 2015.

4.	Class A performance with the sales charges includes the maximum 4.00% sales charge.

5.

Benchmark: Bloomberg Barclays U.S. Corporate High Yield Index. The benchmark covers the universe of fixed-rate, non-investment grade debt focusing on corporate USD denominated and non-convertible debt. It is not possible to invest directly in an index.

6.	Line graph and table do not reflect the deduction of taxes that a shareholder would pay.

7.	Class C performance with the sales charges includes the 1.00% contingent deferred sales charge (CDSC) for returns of one year or less.

Barings Funds Trust 2020 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED)

As a shareholder of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund or Barings U.S. High Yield Fund you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Funds and to compare these expenses with the ongoing expenses of investing in other funds.

The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020.

Actual Expenses

The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled “Operating Expense Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Barings Global Floating Rate Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$943.30	$971.65	$4.83
Hypothetical	1.00%	1,000.00	1,019.90	1,009.95	5.02

Class C
Actual	1.75%	1,000.00	939.80	969.90	8.44
Hypothetical	1.75%	1,000.00	1,016.20	1,008.10	8.77

Class I
Actual	0.75%	1,000.00	944.50	972.25	3.63
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

Class Y
Actual	0.75%	1,000.00	944.50	972.25	3.63
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

Barings Funds Trust 2020 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Credit Income Opportunities Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$930.80	$965.40	$5.76
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class C
Actual	1.95%	1,000.00	927.30	963.65	9.34
Hypothetical	1.95%	1,000.00	1,015.20	1,007.60	9.77

Class I
Actual	0.95%	1,000.00	932.00	966.00	4.56
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Class Y
Actual	0.95%	1,000.00	932.00	966.00	4.56
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

Barings Active Short Duration Bond Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.65%	$1,000.00	$968.70	$984.35	$3.18
Hypothetical	0.65%	1,000.00	1,021.60	1,010.80	3.27

Class C
Actual	0.90%	1,000.00	967.30	983.65	4.40
Hypothetical	0.90%	1,000.00	1,020.40	1,010.20	4.52

Class I
Actual	0.40%	1,000.00	969.60	984.80	1.96
Hypothetical	0.40%	1,000.00	1,022.90	1,011.45	2.01

Class Y
Actual	0.40%	1,000.00	969.60	984.80	1.96
Hypothetical	0.40%	1,000.00	1,022.90	1,011.45	2.01

Class L
Actual**	0.65%	1,000.00	1,035.20	1,017.60	1.10
Hypothetical	0.65%	1,000.00	1,023.80	1,011.90	1.11

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

**

Class L commenced operations on May 1, 2020. Actual net expenses for Class L are equal to the annualized expense ratio of Class L net of any expenses waived or reimbursed by the adviser for Class L, multiplied by the average account value over the period, multiplied by 61/366.

Barings Funds Trust 2020 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Diversified Income Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	0.80%	$1,000.00	$897.50	$948.75	$3.77
Hypothetical	0.80%	1,000.00	1,020.90	1,010.45	4.02

Class C
Actual	1.55%	1,000.00	894.00	947.00	7.30
Hypothetical	1.55%	1,000.00	1,017.20	1,008.60	7.77

Class I
Actual	0.55%	1,000.00	898.60	949.30	2.60
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.77

Class Y
Actual	0.55%	1,000.00	898.50	949.25	2.60
Hypothetical	0.55%	1,000.00	1,022.10	1,011.05	2.77

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

Barings Emerging Markets Debt Blended Total Return Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.20%	$1,000.00	$1,048.00	$1,024.00	$6.11
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class C
Actual	1.95%	1,000.00	1,043.60	1,021.80	9.91
Hypothetical	1.95%	1,000.00	1,015.20	1,007.60	9.77

Class I
Actual	0.95%	1,000.00	1,049.50	1,024.75	4.84
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

Class Y
Actual	0.95%	1,000.00	1,048.90	1,024.45	4.84
Hypothetical	0.95%	1,000.00	1,020.10	1,010.05	4.77

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

Barings Funds Trust 2020 Annual Report

SHAREHOLDER EXPENSES (UNAUDITED) (CONTINUED)

Barings Global Emerging Markets Equity Fund

	EXPENSE RATIO**	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.45%	$1,000.00	$890.20	$945.10	$6.81
Hypothetical	1.45%	1,000.00	1,017.70	1,008.85	7.27

Class C
Actual	2.20%	1,000.00	886.90	943.45	10.32
Hypothetical	2.20%	1,000.00	1,013.90	1,006.95	11.02

Class I
Actual	1.20%	1,000.00	891.30	945.65	5.64
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

Class Y
Actual	1.20%	1,000.00	891.30	945.65	5.64
Hypothetical	1.20%	1,000.00	1,018.90	1,009.45	6.02

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

**

Expense ratios (as disclosed in the table) do not include the expenses of any underlying funds in which the Fund invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Barings U.S. High Yield Fund

	EXPENSE RATIO	BEGINNING AMOUNT	ENDING VALUE	AVERAGE VALUE	OPERATING EXPENSE INCURRED*
Class A
Actual	1.00%	$1,000.00	$928.10	$964.05	$4.79
Hypothetical	1.00%	1,000.00	1,019.90	1,009.95	5.02

Class C
Actual	1.75%	1,000.00	924.80	962.40	8.37
Hypothetical	1.75%	1,000.00	1,016.20	1,008.10	8.77

Class I
Actual	0.75%	1,000.00	929.40	964.70	3.60
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

Class Y
Actual	0.75%	1,000.00	929.40	964.70	3.60
Hypothetical	0.75%	1,000.00	1,021.10	1,010.55	3.77

*

For each Class of the Fund, net expenses are equal to the annualized expense ratio net of any expenses waived or reimbursed by the adviser for such class multiplied by the average account value over the period, multiplied by 182/366.

Barings Funds Trust 2020 Annual Report

FINANCIAL REPORT

Barings Funds Trust 2020 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Assets
Investments, at fair value (cost $227,709,444, $175,694,976, $819,659,294 and $41,576,715, respectively)	$202,282,324	$152,186,861	$805,233,236	$40,320,106
Cash	12,840,420	12,572,645	7,648,364	188,724
Foreign currency, at value (cost $163,455, $131,043, $0 and $2,244, respectively)	162,788	131,035	–	2,224
Receivable for investments sold	3,263,158	2,916,787	4,975,969	845,338
Receivable for Fund shares sold	1,193,531	230,413	1,014,492	1,949
Interest receivable	1,475,189	2,148,691	3,914,486	305,374
Receivable from adviser (see Note 3)	–	–	73,688	30,765
Cash collateral held at broker on open forward foreign currency exchange contracts	–	10,000	–	–
Cash collateral held at broker on open futures contracts	–	–	–	229,592
Receivable for variation margin on open futures contracts	–	–	59,355	12,335
Foreign tax reclaims receivable	–	–	4,758	–
Unrealized appreciation on forward foreign currency exchange contracts	582,821	495,076	–	107
Prepaid expenses	52,280	42,034	169,909	31,257

Total assets	221,852,511	170,733,542	823,094,257	41,967,771

Liabilities
Payable for investments purchased	–	–	–	410,940
Payable for TBA and when-issued securities purchased	5,159,932	4,763,714	12,439,802	220,000
Payable for Fund shares repurchased	1,009,361	203,147	5,212,569	367,089
Payable for variation margin on open swap contracts	–	–	11,810	–
Investment advisory fee payable (see Note 3)	125,292	117,223	–	–
Cash collateral Due to Broker	360,000	500,000	989,583	–
Distribution fees payable	13,067	15,257	30,221	264
Shareholder service fees payable	15,428	11,325	54,898	3,082
Dividends payable	121,046	201,286	284,003	53,451
Written options, at fair value (premiums of $0, $420,757, $0 and $0, respectively)	–	439,208	–	–
Unrealized depreciation on forward foreign currency exchange contracts	22,691	47,937	–	4,280
Accrued expenses and other liabilities	315,688	294,653	574,366	118,933

Total liabilities	7,142,505	6,593,750	19,597,252	1,178,039

Total net assets	$214,710,006	$164,139,792	$803,497,005	$40,789,732

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2020

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$250	$202	$846	$47
Additional paid-in capital	247,751,251	199,910,263	848,283,419	45,520,236
Total distributable earnings (accumulated loss)	(33,041,495)	(35,770,673)	(44,787,260)	(4,730,551)

Total net assets	$214,710,006	$164,139,792	$803,497,005	$40,789,732

Class A
Net assets applicable to outstanding shares	$37,431,371	$44,859,831	$43,021,675	$591,704

Shares of beneficial interest outstanding	4,372,077	5,508,398	4,528,637	67,749

Net asset value per share outstanding	$8.56	$8.14	$9.50	$8.73

Maximum offering price per share outstanding (Net asset value plus sales charge of 3.00%, 4.00%, 0.00% and 4.00%, respectively)	$8.82	$8.48	$9.50	$9.09

Class C
Net assets applicable to outstanding shares	$6,493,957	$7,420,674	$2,498,204	$175,194

Shares of beneficial interest outstanding	761,343	912,322	263,328	20,061

Net asset value per share outstanding	$8.53	$8.13	$9.49	$8.73

Class I
Net assets applicable to outstanding shares	$39,482,986	$21,605,699	$94,056	$10,789,668

Shares of beneficial interest outstanding	4,599,235	2,653,573	9,901	1,235,482

Net asset value per share outstanding	$8.58	$8.14	$9.50	$8.73

Class Y
Net assets applicable to outstanding shares	$131,301,692	$90,253,588	$656,611,099	$29,233,166

Shares of beneficial interest outstanding	15,312,080	11,085,764	69,174,004	3,347,243

Net asset value per share outstanding	$8.58	$8.14	$9.49	$8.73

Class L
Net assets applicable to outstanding shares			$101,271,971

Shares of beneficial interest outstanding			10,662,657

Net asset value per share outstanding			$9.50

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2020

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Assets
Investments, at fair value (cost $52,955,183, $9,409,750 and $48,364,510, respectively)	$51,798,618	$10,150,692	$44,676,904
Cash	1,872,215	231,046	1,567,880
Foreign currency, at value (cost $13,584, $0 and $0, respectively)	13,584	–	–
Receivable for investments sold	476,246	–	187,948
Receivable for Fund shares sold	83,917	–	5,913
Interest receivable	769,205	36,685	777,591
Receivable from adviser (see Note 3)	–	73,303	–
Cash collateral held at broker on open swap contracts	68,677	–	–
Swap contracts, at fair value	1,705,030	–	–
Foreign tax reclaims receivable	3,799	1,365	297
Variation margin receivable on open swap contracts	61,110	–	–
Unrealized appreciation on forward foreign currency exchange contracts	1,926,360	–	–
Prepaid expenses	37,459	24,228	34,386

Total assets	58,816,220	10,517,319	47,250,919

Liabilities
Payable for investments purchased	159,206	–	19,959
Payable for TBA and when-issued securities purchased	1,505,290	–	947,195
Foreign currency overdraft, at value (cost $0, $(1,241) and $0, respectively)	–	1,220	–
Payable for Fund shares repurchased	4,188	–	9,697
Investment advisory fee payable (see Note 3)	16,282	–	11,391
Directors’ fees payable	–	4,408	–
Cash collateral Due to Broker	1,044,736	–	–
Distribution fees payable	1,491	105	479
Shareholder service fees payable	–	–	116
Dividends payable	179,295	–	109,334
Unrealized depreciation on forward foreign currency exchange contracts	1,071,754	–	–
Accrued expenses and other liabilities	174,179	134,647	116,098

Total liabilities	4,156,421	140,380	1,214,269

Total net assets	$54,659,799	$10,376,939	$46,036,650

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

June 30, 2020

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Composition of net assets
Shares of beneficial interest outstanding (par value $0.00001 per share), unlimited number of shares authorized	$52	$10	$52
Additional paid-in capital	53,391,594	9,984,604	52,120,560
Total distributable earnings (accumulated loss)	1,268,153	392,325	(6,083,962)

Total net assets	$54,659,799	$10,376,939	$46,036,650

Class A
Net assets applicable to outstanding shares	$6,442,642	$103,635	$1,909,856

Shares of beneficial interest outstanding	618,104	10,000	214,303

Net asset value per share outstanding	$10.42	$10.36	$8.91

Maximum offering price per share outstanding (Net asset value plus sales charge of 4.00%)	$10.85	$10.79	$9.28

Class C
Net assets applicable to outstanding shares	$225,088	$103,159	$89,086

Shares of beneficial interest outstanding	21,602	10,000	10,000

Net asset value per share outstanding	$10.42	$10.32	$8.91

Class I
Net assets applicable to outstanding shares	$14,563,422	$5,085,073	$11,045,878

Shares of beneficial interest outstanding	1,396,745	490,000	1,240,000

Net asset value per share outstanding	$10.43	$10.38	$8.91

Class Y
Net assets applicable to outstanding shares	$33,428,647	$5,085,072	$32,991,830

Shares of beneficial interest outstanding	3,207,689	490,000	3,703,638

Net asset value per share outstanding	$10.42	$10.38	$8.91

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2020

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Investment Income
Interest income (net of withholding tax of $0, $0, $5,516 and $482, respectively)	$13,951,742	$13,007,484	$28,339,264	$1,715,396
Dividends	8,246	9,678	342,537	–
Other income	21,550	8,352	2,494	1,600

Total investment income	13,981,538	13,025,514	28,684,295	1,716,996

Operating Expenses
Advisory fees	1,612,681	1,490,789	2,897,842	170,083
12b-1 distribution and servicing plan
Class A	106,108	121,307	378,477	752
Class C	74,436	79,979	12,076	1,891
Class L (1)	–	–	11,057	–
Shareholder service fee
Class A	22,310	7,956	73,536	44
Class C	3,795	4,488	1,297	–
Class Y	105,349	64,361	463,340	18,787
Class L (1)	–	–	129	–
Administrator fees	143,483	131,114	421,382	54,934
Custody fees	123,901	124,061	435,128	36,083
Professional fees	120,307	115,246	121,822	102,087
Transfer agent fees	43,952	32,361	129,228	21,727
Directors’ fees	67,938	59,773	155,250	33,485
Registration fees	55,618	46,057	131,912	52,218
Printing and mailing expenses	26,309	19,431	55,579	14,163
Other operating expenses	98,667	86,269	287,454	17,472

Total operating expenses	2,604,854	2,383,192	5,575,509	523,726
Waiver/Reimbursement of expenses
Class A	(94,424)	(59,637)	(297,077)	(7,298)
Class C	(21,377)	(18,062)	(12,396)	(6,465)
Class I	(63,371)	(26,920)	(7,695)	(74,025)
Class Y	(378,986)	(180,257)	(1,533,164)	(198,632)
Class L (1)	–	–	(11,748)	–

Net operating expenses	2,046,696	2,098,316	3,713,429	237,306

Net investment income	11,934,842	10,927,198	24,970,866	1,479,690

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2020

	BARINGS GLOBAL FLOATING RATE FUND	BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND	BARINGS ACTIVE SHORT DURATION BOND FUND	BARINGS DIVERSIFIED INCOME FUND

Realized and Unrealized Gains (Losses)
Net realized loss on investments	$(10,349,719)	$(10,081,983)	$(5,245,150)	$(1,661,105)
Net realized gain on forward foreign currency exchange contracts	1,152,178	639,468	–	39,984
Net realized gain on foreign currency and translation	913,446	810,814	–	13,145
Net realized gain (loss) on futures contracts	–	–	(21,558,580)	(1,064,569)
Net realized gain (loss) on swap contracts	–	–	902,364	(7,026)
Net realized gain (loss) on purchased options	–	(677,726)	1,219,275	–

Net realized gain (loss)	(8,284,095)	(9,309,427)	(24,682,091)	(2,679,571)

Net change in unrealized depreciation on investments	(13,779,931)	(12,883,497)	(22,442,456)	(1,722,759)
Net change in unrealized appreciation on forward foreign currency exchange contracts	581,413	405,493	–	15,749
Net change in unrealized appreciation (depreciation) on foreign currency and translation	9,818	1,634	–	(280)
Net change in unrealized appreciation (depreciation) on futures contracts	–	–	2,444,155	126,745
Net change in unrealized appreciation (depreciation) on swap contracts	–	–	(76,032)	8,097
Net change in unrealized appreciation (depreciation) on written option contracts	–	(18,451)	–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	–	145,350	(511,402)	–

Net change in unrealized appreciation (depreciation)	(13,188,700)	(12,349,471)	(20,585,735)	(1,572,448)

Net realized and unrealized losses	(21,472,795)	(21,658,898)	(45,267,826)	(4,252,019)

Net decrease in net assets resulting from operations	$(9,537,953)	$(10,731,700)	$(20,296,960)	$(2,772,329)

(1)	Class commenced operations on May 1, 2020.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2020

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND	BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Investment Income
Interest income (net of withholding tax of $39,858, $0 and $0, respectively)	$4,242,549	$978	$3,198,350
Dividend income (net of withholding tax of $0, $29,256 and $0, respectively)	–	306,773	–
Other income	918	–	3,936

Total investment income	4,243,467	307,751	3,202,286

Operating Expenses
Advisory fees	406,292	95,181	269,901
12b-1 distribution and servicing plan
Class A	5,721	264	6,319
Class C	2,560	1,054	944
Shareholder service fee
Class A	1,197	–	3,077
Class C	33	–	–
Class Y	3,974	–	3,823
Administrator fees	57,188	47,183	43,807
Custody fees	88,979	13,030	42,406
Professional fees	83,106	67,643	62,528
Transfer agent fees	30,587	25,248	20,180
Directors’ fees	35,321	26,107	34,642
Registration fees	49,270	34,458	48,941
Printing and mailing expenses	5,441	5,502	5,201
Other operating expenses	19,479	10,927	18,555

Total operating expenses	789,148	326,597	560,324
Waiver/Reimbursement of expenses
Class A	(20,037)	(8,040)	(16,187)
Class C	(8,561)	(8,033)	(5,253)
Class I	(93,440)	(91,150)	(42,586)
Class Y	(144,192)	(91,147)	(120,988)

Net operating expenses	522,918	128,227	375,310

Net investment income	3,720,549	179,524	2,826,976

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF OPERATIONS (CONTINUED)

For the Year Ended June 30, 2020

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND	BARINGS U.S. HIGH YIELD FUND

Realized and Unrealized Gains (Losses)
Net realized loss on investments	$(1,076,140	) (1)	$(342,152)	$(1,800,225)
Net realized gain (loss) on forward foreign currency exchange contracts	1,321,055		(30)	–
Net realized gain (loss) on foreign currency and translation	(40,978)		(1,719)	–
Net realized gain (loss) on futures contracts	(537,852)		–	–
Net realized gain on swap contracts	113,584		–	–
Net realized gain (loss) on purchased options	(17,579)		–	–

Net realized gain (loss)	(237,910)		(343,901)	(1,800,225)

Net change in unrealized depreciation on investments	(2,398,972	) (2)	(235,582)	(3,074,461)
Net change in unrealized appreciation on forward foreign currency exchange contracts	772,249		–	–
Net change in unrealized appreciation (depreciation) on foreign currency and translation	(5,164)		(207)	–
Net change in unrealized appreciation (depreciation) on futures contracts	71,794		–	–
Net change in unrealized appreciation (depreciation) on swap contracts	4,211,137		–	–
Net change in unrealized appreciation (depreciation) on purchased option contracts	37,731		–	–

Net change in unrealized appreciation (depreciation)	2,688,775		(235,789)	(3,074,461)

Net realized and unrealized gains (losses)	2,450,865		(579,690)	(4,874,686)

Net increase (decrease) in net assets resulting from operations	$6,171,414		$(400,166)	$(2,047,710)

(1)	Includes realized foreign capital gains taxes of $8,364.
(2)	Net of change in unrealized appreciation/(depreciation) of foreign capital gains taxes of $2,922.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS GLOBAL FLOATING RATE FUND		BARINGS GLOBAL CREDIT INCOME OPPORTUNITIES FUND
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$11,934,842	$14,299,471	$10,927,198	$12,185,927
Net realized gain (loss)	(8,284,095)	2,745,235	(9,309,427)	(1,381,993)
Net change in unrealized depreciation	(13,188,700)	(9,427,826)	(12,349,471)	(6,630,323)

Net increase (decrease) in net assets from operations	(9,537,953)	7,616,880	(10,731,700)	4,173,611

Dividends and distributions
Class A	(1,752,333)	(2,631,234)	(2,270,709)	(3,633,155)

Class C	(263,597)	(385,566)	(321,702)	(505,418)

Class I	(1,584,124)	(1,747,985)	(1,091,239)	(1,282,074)

Class Y	(7,063,704)	(10,875,941)	(5,901,580)	(8,847,995)

Total Dividends and distributions	(10,663,758)	(15,640,726)	(9,585,230)	(14,268,642)

Return of capital
Class A	(360,351)	–	(356,912)	(63,546)

Class C	(52,291)	–	(51,371)	(9,510)

Class I	(369,841)	–	(174,380)	(25,629)

Class Y	(1,382,565)	–	(870,042)	(165,268)

Total Return of capital	(2,165,048)	–	(1,452,705)	(263,953)

Capital Share Transactions
Net proceeds from sale of shares	106,125,221	181,096,638	64,702,295	92,707,830
Net Asset Value of shares issued to shareholders in payment of distributions declared	10,443,892	12,277,586	8,443,894	10,875,940
Cost of shares redeemed	(153,128,901)	(164,501,029)	(99,727,481)	(112,233,144)

Net increase (decrease) in net assets resulting from capital stock transactions	(36,559,788)	28,873,195	(26,581,292)	(8,649,374)

Total increase (decrease) in net assets	(58,926,547)	20,849,349	(48,350,927)	(19,008,358)

Net Assets
Beginning of year	273,636,553	252,787,204	212,490,719	231,499,077

End of year	$214,710,006	$273,636,553	$164,139,792	$212,490,719

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS ACTIVE SHORT DURATION BOND FUND		BARINGS DIVERSIFIED INCOME FUND
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$24,970,866	$15,718,078	$1,479,690	$1,104,761
Net realized loss	(24,682,091)	(5,023,199)	(2,679,571)	(340,692)
Net change in unrealized appreciation (depreciation)	(20,585,735)	9,888,356	(1,572,448)	552,217

Net increase (decrease) in net assets from operations	(20,296,960)	20,583,235	(2,772,329)	1,316,286

Dividends and distributions
Class A	(4,268,051)	(4,327,284)	(9,395)	(7,516)

Class C	(61,754)	(31,974)	(4,704)	(4,785)

Class I	(6,754)	(9,407)	(406,140)	(413,758)

Class Y	(20,482,090)	(11,907,536)	(1,051,301)	(678,343)

Class L (1)	(108,096)	–	–	–

Total Dividends and distributions	(24,926,745)	(16,276,201)	(1,471,540)	(1,104,402)

Capital Share Transactions
Net proceeds from sale of shares	686,580,548	531,527,546	21,879,952	16,053,424
Net Asset Value of shares issued to shareholders in payment of distributions declared	20,314,845	13,533,610	636,919	262,817
Cost of shares redeemed	(573,907,960)	(264,419,113)	(19,982,097)	(2,915,535)

Net increase in net assets resulting from capital stock transactions	132,987,433	280,642,043	2,534,774	13,400,706

Total increase (decrease) in net assets	87,763,728	284,949,077	(1,709,095)	13,612,590

Net Assets
Beginning of year	715,733,277	430,784,200	42,498,827	28,886,237

End of year	$803,497,005	$715,733,277	$40,789,732	$42,498,827

(1)	Class commenced operations on May 1, 2020.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS EMERGING MARKETS DEBT BLENDED TOTAL RETURN FUND		BARINGS GLOBAL EMERGING MARKETS EQUITY FUND
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (2)

Operations
Net investment income	$3,720,549	$2,933,988	$179,524	$78,236
Net realized gain (loss)	(237,910)	(2,216,261)	(343,901)	69,969
Net change in unrealized appreciation (depreciation)	2,688,775	5,107,421	(235,789)	976,638

Net increase (decrease) in net assets from operations	6,171,414	5,825,148	(400,166)	1,124,843

Dividends and distributions
Class A	(150,461)	(27,569)	(3,013)	–

Class C	(14,353)	(13,395)	(2,081)	–

Class I	(1,361,075)	(1,355,443)	(163,753)	–

Class Y	(2,004,219)	(1,420,530)	(163,753)	–

Total Dividends and distributions	(3,530,108)	(2,816,937)	(332,600)	–

Class A	–	(2,043)	(137)	–

Class C	–	(1,174)	(95)	–

Class I	–	(126,191)	(7,453)	–

Class Y	–	(133,784)	(7,453)	–

Total Return of capital	–	(263,192)	(15,138)	–

Capital Share Transactions
Net proceeds from sale of shares	28,149,569	1,762,308	–	10,000,000
Net Asset Value of shares issued to shareholders in payment of distributions declared	647,379	64,652	–	–
Cost of shares redeemed	(27,212,488)	(752,758)	–	–

Net increase in net assets resulting from capital stock transactions	1,584,460	1,074,202	–	10,000,000

Total increase (decrease) in net assets	4,225,766	3,819,221	(747,904)	11,124,843

Net Assets
Beginning of year	50,434,033	46,614,812	11,124,843	–

End of year	$54,659,799	$50,434,033	$10,376,939	$11,124,843

(2)	Fund commenced operations on September 17, 2018.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	BARINGS U.S. HIGH YIELD FUND
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019

Operations
Net investment income	$2,826,976	$3,323,214
Net realized loss	(1,800,225)	(467,591)
Net change in unrealized appreciation (depreciation)	(3,074,461)	140,723

Net increase (decrease) in net assets from operations	(2,047,710)	2,996,346

Dividends and distributions
Class A	(142,062)	(123,204)

Class C	(4,612)	(5,130)

Class I	(688,893)	(869,451)

Class Y	(2,043,599)	(2,324,075)

Total Dividends and distributions	(2,879,166)	(3,321,860)

Capital Share Transactions
Net proceeds from sale of shares	8,447,531	8,045,852
Net Asset Value of shares issued to shareholders in payment of distributions declared	1,475,410	1,787,969
Cost of shares redeemed	(9,728,479)	(15,746,520)

Net increase (decrease) in net assets resulting from capital stock transactions	194,462	(5,912,699)

Total decrease in net assets	(4,732,414)	(6,238,213)

Net Assets
Beginning of year	50,769,064	57,007,277

End of year	$46,036,650	$50,769,064

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$9.26	$9.48	$9.54		$9.13		$9.60
Income from investment operations:
Net investment income (1)	0.41	0.44	0.43		0.43		0.44
Net realized and unrealized gain (loss)	(0.66)	(0.18)	(0.06)		0.42		(0.45)

Total increase (decrease) from investment operations	(0.25)	0.26	0.37		0.85		(0.01)

Less dividends and distributions:
From net investment income	(0.34)	(0.44)	(0.38)		(0.31)		(0.46)
From net realized gain	(0.03)	(0.04)	–		–		–
From return of capital	(0.08)	–	(0.05)		(0.13)		–

Total dividends and distributions	(0.45)	(0.48)	(0.43)		(0.44)		(0.46)

Net asset value, at end of year	$8.56	$9.26	$9.48		$9.54		$9.13

Total investment return (2)	(2.79)%	2.77%	4.00%		9.47%		(0.04)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$37,431	$45,213	$53,371		$45,363		$13,980
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.22%	1.25%	1.26%		1.37%		1.72%
Ratio of net expenses to average net assets (3)	1.00%	1.00%	0.96	%(4)	0.99	%(5)	1.05	%(6)
Ratio of net investment income to average net assets	4.63%	4.72%	4.55%		4.52%		4.74%
Portfolio turnover rate	37.23%	46.51%	57.74%		47.06%		62.99%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(5)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(6)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$9.22	$9.45		$9.51		$9.10		$9.57
Income from investment operations:
Net investment income (1)	0.35	0.37		0.36		0.37		0.37
Net realized and unrealized gain (loss)	(0.66)	(0.19)		(0.06)		0.41		(0.45)

Total increase (decrease) from investment operations	(0.31)	0.18		0.30		0.78		(0.08)

Less dividends and distributions:
From net investment income	(0.29)	(0.37)		(0.32)		(0.26)		(0.39)
From net realized gain	(0.03)	(0.04)		–		–		–
From return of capital	(0.06)	–		(0.04)		(0.11)		–

Total dividends and distributions	(0.38)	(0.41)		(0.36)		(0.37)		(0.39)

Net asset value, at end of year	$8.53	$9.22		$9.45		$9.51		$9.10

Total investment return (2)	(3.52)%	2.02%		3.24%		8.68%		(0.81)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,494	$8,005		$8,311		$8,018		$6,803
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.04%	2.05%		2.09%		2.24%		2.50%
Ratio of net expenses to average net assets (3)	1.75%	1.74	%(4)	1.70	%(4)	1.71	%(5)	1.80	%(6)
Ratio of net investment income to average net assets	3.88%	4.00%		3.80%		3.91%		4.04%
Portfolio turnover rate	37.23%	46.51%		57.74%		47.06%		62.99%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.
(5)	Net expenses reflect a one-time voluntary reimbursement to the Fund during the period in connection with a change to the fee waiver and/or expense reimbursement agreement.
(6)	Net expenses reflect a previous fee waiver and/or expense reimbursement agreement.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$9.28	$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (1)	0.43	0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss)	(0.66)	(0.18)	(0.06)		0.40	(0.45)

Total increase (decrease) from investment operations	(0.23)	0.29	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.36)	(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	(0.03)	(0.04)	–		–	–
From return of capital	(0.08)	–	(0.05)		(0.14)	–

Total dividends and distributions	(0.47)	(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of year	$8.58	$9.28	$9.50		$9.56	$9.15

Total investment return (2)	(2.47)%	3.04%	4.28%		9.74%	0.25%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$39,483	$32,531	$18,370		$19,733	$19,903
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.92%	0.94%	1.03%		1.16%	1.29%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.71	%(4)	0.75%	0.75%
Ratio of net investment income to average net assets	4.87%	5.01%	4.78%		4.90%	5.07%
Portfolio turnover rate	37.23%	46.51%	57.74%		47.06%	62.99%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$9.27	$9.50	$9.56		$9.15	$9.62
Income from investment operations:
Net investment income (1)	0.44	0.47	0.46		0.47	0.47
Net realized and unrealized gain (loss)	(0.66)	(0.19)	(0.06)		0.40	(0.45)

Total increase (decrease) from investment operations	(0.22)	0.28	0.40		0.87	0.02

Less dividends and distributions:
From net investment income	(0.36)	(0.47)	(0.41)		(0.32)	(0.49)
From net realized gain	(0.03)	(0.04)	–		–	–
From return of capital	(0.08)	–	(0.05)		(0.14)	–

Total dividends and distributions	(0.47)	(0.51)	(0.46)		(0.46)	(0.49)

Net asset value, at end of year	$8.58	$9.27	$9.50		$9.56	$9.15

Total investment return (2)	(2.54)%	3.03%	4.27%		9.73%	0.22%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$131,302	$187,887	$172,736		$122,736	$125,957
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.99%	0.96%	1.01%		1.14%	1.27%
Ratio of net expenses to average net assets (3)	0.75%	0.75%	0.71	%(4)	0.75%	0.75%
Ratio of net investment income to average net assets	4.89%	4.99%	4.79%		4.90%	5.08%
Portfolio turnover rate	37.23%	46.51%	57.74%		47.06%	62.99%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.
(4)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$8.93	$9.32	$9.51	$8.80	$9.51
Income from investment operations:
Net investment income (1)	0.46	0.50	0.49	0.55	0.56
Net realized and unrealized gain (loss)	(0.79)	(0.30)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	(0.33)	0.20	0.30	1.26	(0.10)

Less dividends and distributions:
From net investment income	(0.40)	(0.48)	(0.47)	(0.50)	(0.61)
From net realized gain	–	(0.10)	–	–	–
From return of capital	(0.06)	(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.46)	(0.59)	(0.49)	(0.55)	(0.61)

Net asset value, at end of year	$8.14	$8.93	$9.32	$9.51	$8.80

Total investment return (2)	(3.69)%	2.39%	3.24%	14.61%	(0.84)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$44,860	$51,205	$60,507	$26,904	$12,340
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.32%	1.36%	1.38%	1.56%	1.90%
Ratio of net expenses to average net assets (3)	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	5.35%	5.46%	5.17%	5.83%	6.28%
Portfolio turnover rate	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$8.92	$9.31	$9.50	$8.79	$9.50
Income from investment operations:
Net investment income (1)	0.39	0.43	0.42	0.48	0.49
Net realized and unrealized gain (loss)	(0.78)	(0.29)	(0.19)	0.71	(0.65)

Total increase (decrease) from investment operations	(0.39)	0.14	0.23	1.19	(0.16)

Less dividends and distributions:
From net investment income	(0.35)	(0.42)	(0.40)	(0.43)	(0.55)
From net realized gain	–	(0.10)	–	–	–
From return of capital	(0.05)	(0.01)	(0.02)	(0.05)	–

Total dividends and distributions	(0.40)	(0.53)	(0.42)	(0.48)	(0.55)

Net asset value, at end of year	$8.13	$8.92	$9.31	$9.50	$8.79

Total investment return (2)	(4.41)%	1.63%	2.47%	13.75%	(1.59)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$7,421	$8,462	$8,842	$6,628	$3,578
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.18%	2.21%	2.21%	2.39%	2.91%
Ratio of net expenses to average net assets (3)	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	4.60%	4.73%	4.44%	5.12%	5.50%
Portfolio turnover rate	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$8.93	$9.32	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (1)	0.48	0.52	0.51	0.58	0.58
Net realized and unrealized gain (loss)	(0.79)	(0.29)	(0.18)	0.70	(0.65)

Total increase (decrease) from investment operations	(0.31)	0.23	0.33	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–	(0.10)	–	–	–
From return of capital	(0.07)	(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.48)	(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of year	$8.14	$8.93	$9.32	$9.50	$8.80

Total investment return (2)	(3.45)%	2.65%	3.49%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$21,606	$23,203	$21,788	$22,228	$24,689
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.07%	1.09%	1.13%	1.27%	1.54%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.60%	5.69%	5.45%	6.22%	6.54%
Portfolio turnover rate	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	FOR THE YEAR ENDED JUNE 30, 2016

Per Common Share Data
Net asset value, beginning of year	$8.93	$9.31	$9.50	$8.80	$9.51
Income from investment operations:
Net investment income (1)	0.48	0.52	0.51	0.57	0.59
Net realized and unrealized gain (loss)	(0.79)	(0.28)	(0.19)	0.71	(0.66)

Total increase (decrease) from investment operations	(0.31)	0.24	0.32	1.28	(0.07)

Less dividends and distributions:
From net investment income	(0.41)	(0.51)	(0.49)	(0.52)	(0.64)
From net realized gain	–	(0.10)	–	–	–
From return of capital	(0.07)	(0.01)	(0.02)	(0.06)	–

Total dividends and distributions	(0.48)	(0.62)	(0.51)	(0.58)	(0.64)

Net asset value, at end of year	$8.14	$8.93	$9.31	$9.50	$8.80

Total investment return (2)	(3.44)%	2.64%	3.48%	14.90%	(0.61)%

Supplemental Data and Ratios
Net assets, end of year (000’s)	$90,254	$129,621	$140,362	$96,014	$58,312
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.10%	1.12%	1.14%	1.28%	1.55%
Ratio of net expenses to average net assets (3)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	5.60%	5.71%	5.43%	6.14%	6.56%
Portfolio turnover rate	64.23%	58.78%	52.29%	48.69%	58.08%

(1)	Calculated using average shares outstanding.
(2)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(3)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.94	$9.88	$10.01	$9.98		$10.00
Income from investment operations:
Net investment income (2)	0.27	0.27	0.21	0.17		0.15
Net realized and unrealized gain (loss)	(0.44)	0.08	(0.10)	0.03		(0.03	)(3)

Total increase (decrease) from investment operations	(0.17)	0.35	0.11	0.20		0.12

Less dividends and distributions:
From net investment income	(0.27)	(0.27)	(0.21)	(0.17)		(0.14)
From net realized gain	–	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.27)	(0.29)	(0.24)	(0.17)		(0.14)

Net asset value, at end of year	$9.50	$9.94	$9.88	$10.01		$9.98

Total investment return (5)	(1.68)%	3.52%	1.10%	2.12%		1.17	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$43,022	$135,981	$177,020	$119,189		$39,992
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.85%	0.90%	0.94%	1.06%		1.18	%(7)
Ratio of net expenses to average net assets (8)	0.65%	0.65%	0.65%	0.65%		0.65	%(7)
Ratio of net investment income to average net assets	2.81%	2.75%	2.15%	1.72%		1.51	%(7)
Portfolio turnover rate	58.11%	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.93	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.25	0.25	0.19	0.19		0.07
Net realized and unrealized gain (loss)	(0.44)	0.08	(0.11)	0.05		(0.03	)(3)

Total increase (decrease) from investment operations	(0.19)	0.33	0.08	0.24		0.04

Less dividends and distributions:
From net investment income	(0.25)	(0.25)	(0.19)	(0.20)		(0.07)
From net realized gain	–	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.25)	(0.27)	(0.22)	(0.20)		(0.07)

Net asset value, at end of year	$9.49	$9.93	$9.87	$10.01		$9.97

Total investment return (5)	(1.96)%	3.23%	0.84%	2.41%		0.39	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$2,498	$1,178	$1,139	$236		$257
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.41%	1.70%	1.95%	3.09	%(7)	5.44	%(8)(9)
Ratio of net expenses to average net assets (10)	0.90%	0.90%	0.90%	0.40	%(7)	1.40	%(8)(9)
Ratio of net investment income to average net assets	2.56%	2.51%	1.92%	1.94	%(7)	0.71	%(8)(9)
Portfolio turnover rate	58.11%	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Expenses shown reflect a reimbursement to the Fund during the period for an overaccrual of 12b-1 fees made during and prior to the period.
(8)	Annualized for periods less than one full year.
(9)	Expenses shown reflect an overaccrual of 12b-1 fees for the period of $1,478 or 0.50% of average net assets over the period. Subsequent to the period, the Fund was reimbursed for the overaccrued amount.
(10)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.90% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.94	$9.88	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.30	0.30	0.24	0.18		0.16
Net realized and unrealized gain (loss)	(0.44)	0.08	(0.10)	0.06		(0.03	)(3)

Total increase (decrease) from investment operations	(0.14)	0.38	0.14	0.24		0.13

Less dividends and distributions:
From net investment income	(0.30)	(0.30)	(0.24)	(0.20)		(0.16)
From net realized gain	–	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.30)	(0.32)	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.50	$9.94	$9.88	$10.01		$9.97

Total investment return (5)	(1.45)%	3.78%	1.39%	2.44%		1.35	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$94	$301	$300	$100		$5,971
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.86%	2.84%	3.07%	1.67%		0.96	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%	0.40%	0.40%		0.44	%(7)
Ratio of net investment income to average net assets	3.03%	3.01%	2.39%	1.84%		1.67	%(7)
Portfolio turnover rate	58.11%	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.93	$9.87	$10.01	$9.97		$10.00
Income from investment operations:
Net investment income (2)	0.30	0.30	0.24	0.20		0.17
Net realized and unrealized gain (loss)	(0.44)	0.07	(0.11)	0.04		(0.04	)(3)

Total increase (decrease) from investment operations	(0.14)	0.37	0.13	0.24		0.13

Less dividends and distributions:
From net investment income	(0.30)	(0.29)	(0.24)	(0.20)		(0.16)
From net realized gain	–	(0.02)	(0.03)	(0.00	)(4)	–

Total dividends and distributions	(0.30)	(0.31)	(0.27)	(0.20)		(0.16)

Net asset value, at end of year	$9.49	$9.93	$9.87	$10.01		$9.97

Total investment return (5)	(1.45)%	3.78%	1.35%	2.38%		1.36	%(6)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$656,611	$578,272	$252,325	$204,464		$109,645
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.63%	0.61%	0.70%	0.82%		0.87	%(7)
Ratio of net expenses to average net assets (8)	0.40%	0.40%	0.40%	0.40%		0.41	%(7)
Ratio of net investment income to average net assets	3.06%	3.06%	2.39%	1.97%		1.73	%(7)
Portfolio turnover rate	58.11%	43.15%	53.33%	88.52%		218.67	%(6)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(4)	Amount rounds to less than $.01 per share.
(5)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(6)	Not annualized.
(7)	Annualized for periods less than one full year.
(8)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.40% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS L
	PERIOD FROM MAY 1, 2020 THROUGH JUNE 30, 2020 (1)

Per Common Share Data
Net asset value, beginning of period	$9.21
Income from investment operations:
Net investment income (2)	0.05
Net realized and unrealized gain	0.28

Total increase from investment operations	0.33

Less dividends and distributions:
From net investment income	(0.04)

Total dividends and distributions	(0.04)

Net asset value, at end of period	$9.50

Total investment return	3.52	%(3)(4)

Supplemental Data and Ratios
Net assets, end of period (000’s)	$101,272
Ratio of total expenses (before reductions and reimbursements) to average net assets	0.92	%(5)
Ratio of net expenses to average net assets (6)	0.65	%(5)
Ratio of net investment income to average net assets	3.17	%(5)
Portfolio turnover rate	58.11	%(4)

(1)	Commenced operations on May 1, 2020.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.65% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (2)	0.29	0.30		0.27		0.25		0.25
Net realized and unrealized gain (loss)	(1.07)	0.06		(0.28)		(0.09)		0.20

Total increase (decrease) from investment operations	(0.78)	0.36		(0.01)		0.16		0.45

Less dividends and distributions:
From net investment income	(0.31)	(0.31)		(0.29)		(0.26)		(0.25)
From net realized gain	–	–		–		–		(0.02)
From return of capital	–	–		(0.01)		–		–

Total dividends and distributions	(0.31)	(0.31)		(0.30)		(0.26)		(0.27)

Net asset value, at end of year	$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (3)	(8.11)%	3.77%		(0.12)%		1.65%		4.63	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$592	$247		$207		$218		$211
Ratio of total expenses (before reductions and reimbursements) to average net assets	3.23%	3.57%		3.72%		3.52%		5.60	%(5)
Ratio of net expenses to average net assets (6)	0.80%	0.79	%(7)(8)	0.80	%(7)	0.80	%(7)	0.80	%(5)(7)
Ratio of net investment income to average net assets	3.14%	3.11%		2.70%		2.49%		2.52	%(5)
Portfolio turnover rate	104.04%	192.64%		172.39%		242.55%		434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.80% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (2)	0.24	0.24		0.19		0.17		0.17
Net realized and unrealized gain (loss)	(1.10)	0.05		(0.27)		(0.08)		0.21

Total increase (decrease) from investment operations	(0.86)	0.29		(0.08)		0.09		0.38

Less dividends and distributions:
From net investment income	(0.23)	(0.24)		(0.22)		(0.19)		(0.18)
From net realized gain	–	–		–		–		(0.02)
From return of capital	–	–		(0.01)		–		–

Total dividends and distributions	(0.23)	(0.24)		(0.23)		(0.19)		(0.20)

Net asset value, at end of year	$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (3)	(8.80)%	2.99%		(0.87)%		0.89%		3.87	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$175	$197		$196		$202		$204
Ratio of total expenses (before reductions and reimbursements) to average net assets	4.97%	4.75%		4.60%		4.41%		6.38	%(5)
Ratio of net expenses to average net assets (6)	1.55%	1.54	%(7)(8)	1.55	%(7)	1.55	%(7)	1.55	%(5)(7)
Ratio of net investment income to average net assets	2.50%	2.45%		1.95%		1.74%		1.77	%(5)
Portfolio turnover rate	104.04%	192.64%		172.39%		242.55%		434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (2)	0.33	0.33		0.29		0.28		0.27
Net realized and unrealized gain (loss)	(1.09)	0.05		(0.27)		(0.09)		0.20

Total increase (decrease) from investment operations	(0.76)	0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–	–		–		–		(0.02)
From return of capital	–	–		(0.01)		–		–

Total dividends and distributions	(0.33)	(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of year	$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (3)	(7.88)%	4.01%		0.13%		1.90%		4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$10,790	$12,130		$12,070		$12,457		$12,582
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.19%	1.29%		1.30%		1.36%		1.37	%(5)
Ratio of net expenses to average net assets (6)	0.55%	0.55	%(7)(8)	0.55	%(7)	0.55	%(7)	0.55	%(5)(7)
Ratio of net investment income to average net assets	3.51%	3.44%		2.94%		2.74%		2.77	%(5)
Portfolio turnover rate	104.04%	192.64%		172.39%		242.55%		434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM JULY 8, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.82	$9.77		$10.08		$10.18		$10.00
Income from investment operations:
Net investment income (2)	0.33	0.33		0.29		0.27		0.27
Net realized and unrealized gain (loss)	(1.09)	0.05		(0.27)		(0.08)		0.20

Total increase (decrease) from investment operations	(0.76)	0.38		0.02		0.19		0.47

Less dividends and distributions:
From net investment income	(0.33)	(0.33)		(0.32)		(0.29)		(0.27)
From net realized gain	–	–		–		–		(0.02)
From return of capital	–	–		(0.01)		–		–

Total dividends and distributions	(0.33)	(0.33)		(0.33)		(0.29)		(0.29)

Net asset value, at end of year	$8.73	$9.82		$9.77		$10.08		$10.18

Total investment return (3)	(7.88)%	4.01%		0.13%		1.90%		4.89	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$29,233	$29,925		$16,414		$17,478		$13,011
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.20%	1.30%		1.33%		1.36%		1.36	%(5)
Ratio of net expenses to average net assets (6)	0.55%	0.55	% (7)(8)	0.55	%(7)	0.55	%(7)	0.55	%(5)(7)
Ratio of net investment income to average net assets	3.48%	3.42%		2.95%		2.72%		2.77	%(5)
Portfolio turnover rate	104.04%	192.64%		172.39%		242.55%		434.37	%(4)

(1)	Fund commenced operations on July 8, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.55% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.60	0.55		0.45		0.42		0.43
Net realized and unrealized gain (loss)	0.38	0.60		(0.64)		0.73		(0.19)

Total increase (decrease) from investment operations	0.98	1.15		(0.19)		1.15		0.24

Less dividends and distributions:
From net investment income	(0.62)	(0.55)		(0.55)		(0.50)		(0.34)
From net realized gain	–	–		(0.30)		–		(0.00	)(3)
From return of capital	–	(0.05)		–		–		–

Total dividends and distributions	(0.62)	(0.60)		(0.85)		(0.50)		(0.34)

Net asset value, at end of year	$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	10.11%	12.59%		(2.21)%		11.94%		2.62	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$6,443	$405		$566		$211		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.08%	3.19%		3.63%		5.77%		6.82	%(6)
Ratio of net expenses to average net assets (7)	1.20%	1.02	%(8)	1.11	%(8)	1.15	%(8)	1.16	%(6)
Ratio of net investment income to average net assets	6.21%	5.74%		4.33%		4.17%		6.52	%(6)
Portfolio turnover rate	126.54%	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.60	0.49		0.48		0.35		0.38
Net realized and unrealized gain (loss)	0.31	0.59		(0.74)		0.73		(0.19)

Total increase (decrease) from investment operations	0.91	1.08		(0.26)		1.08		0.19

Less dividends and distributions:
From net investment income	(0.55)	(0.48)		(0.48)		(0.43)		(0.29)
From net realized gain	–	–		(0.30)		–		(0.00	)(3)
From return of capital	–	(0.05)		–		–		–

Total dividends and distributions	(0.55)	(0.53)		(0.78)		(0.43)		(0.29)

Net asset value, at end of year	$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	9.28%	11.78%		(2.90)%		11.11%		2.10	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$225	$261		$277		$222		$198
Ratio of total expenses (before reductions and reimbursements) to average net assets	5.29%	5.02%		5.85%		6.47%		7.57	%(6)
Ratio of net expenses to average net assets (7)	1.95%	1.71	%(8)	1.85	%(8)	1.89	%(8)	1.90	%(6)
Ratio of net investment income to average net assets	6.09%	5.14%		4.63%		3.44%		5.79	%(6)
Portfolio turnover rate	126.54%	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.69	0.59		0.54		0.45		0.45
Net realized and unrealized gain (loss)	0.32	0.58		(0.70)		0.73		(0.19)

Total increase (decrease) from investment operations	1.01	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.64)	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–	–		(0.30)		–		(0.00	)(3)
From return of capital	–	(0.05)		–		–		–

Total dividends and distributions	(0.64)	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$10.43	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	10.39%	12.86%		(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$14,563	$23,964		$22,650		$5,063		$4,753
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.40%	1.44%		1.94%		2.76%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.95%	0.73	%(8)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	6.99%	6.18%		5.31%		4.42%		6.77	%(6)
Portfolio turnover rate	126.54%	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019		FOR THE YEAR ENDED JUNE 30, 2018		FOR THE YEAR ENDED JUNE 30, 2017		PERIOD FROM OCTOBER 21, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$10.06	$9.51		$10.55		$9.90		$10.00
Income from investment operations:
Net investment income (2)	0.67	0.59		0.55		0.45		0.45
Net realized and unrealized gain (loss)	0.33	0.58		(0.71)		0.73		(0.19)

Total increase (decrease) from investment operations	1.00	1.17		(0.16)		1.18		0.26

Less dividends and distributions:
From net investment income	(0.64)	(0.57)		(0.58)		(0.53)		(0.36)
From net realized gain	–	–		(0.30)		–		(0.00	)(3)
From return of capital	–	(0.05)		–		–		–

Total dividends and distributions	(0.64)	(0.62)		(0.88)		(0.53)		(0.36)

Net asset value, at end of year	$10.42	$10.06		$9.51		$10.55		$9.90

Total investment return (4)	10.33%	12.86%		(1.94)%		12.22%		2.79	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$33,429	$25,805		$23,122		$5,340		$4,754
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.42%	1.44%		1.95%		2.77%		2.58	%(6)
Ratio of net expenses to average net assets (7)	0.95%	0.72	%(8)	0.80	%(8)	0.90	%(8)	0.92	%(6)
Ratio of net investment income to average net assets	6.84%	6.19%		5.38%		4.43%		6.77	%(6)
Portfolio turnover rate	126.54%	89.98%		51.95%		55.66%		83.26	%(5)

(1)	Fund commenced operations on October 21, 2015.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.95% as a percentage of average daily net assets.
(8)	Net expenses reflect a voluntary expense reimbursement to prevent a negative yield.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$11.10	$10.00
Income from investment operations:
Net investment income (2)	0.15	0.06
Net realized and unrealized gain (loss)	(0.57)	1.04

Total increase (decrease) from investment operations	(0.42)	1.10

Less dividends and distributions:
From net investment income	(0.20)	–
From net realized gain	(0.11)	–
From return of capital	(0.01)	–

Total dividends and distributions	(0.32)	–

Net asset value, at end of year	$10.36	$11.10

Total investment return (3)	(4.02)%	11.04	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$104	$111
Ratio of total expenses (before reductions and reimbursements) to average net assets	9.06%	7.43	%(5)
Ratio of net expenses to average net assets (6)(7)	1.45%	1.45	%(5)
Ratio of net investment income to average net assets	1.46%	0.73	%(5)
Portfolio turnover rate	18.80%	7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.45% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$11.04	$10.00
Income from investment operations:
Net investment income (2)	0.07	0.00	(3)
Net realized and unrealized gain (loss)	(0.57)	1.04

Total increase (decrease) from investment operations	(0.50)	1.04

Less dividends and distributions:
From net investment income	(0.10)	–
From net realized gain	(0.11)	–
From return of capital	(0.01)	–

Total dividends and distributions	(0.22)	–

Net asset value, at end of year	$10.32	$11.04

Total investment return (4)	(4.74)%	10.39	%(5)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$103	$110
Ratio of total expenses (before reductions and reimbursements) to average net assets	9.82%	8.19	%(6)
Ratio of net expenses to average net assets (7)(8)	2.20%	2.20	%(6)
Ratio of net investment income (loss) to average net assets	0.71%	(0.03	)%(6)
Portfolio turnover rate	18.80%	7.48	%(5)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Amount rounds to less than $.01 per share.
(4)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(5)	Not annualized.
(6)	Annualized for periods less than one full year.
(7)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 2.20% as a percentage of average daily net assets.
(8)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$11.13	$10.00
Income from investment operations:
Net investment income (2)	0.18	0.08
Net realized and unrealized gain (loss)	(0.58)	1.05

Total increase (decrease) from investment operations	(0.40)	1.13

Less dividends and distributions:
From net investment income	(0.22)	–
From net realized gain	(0.11)	–
From return of capital	(0.02)	–

Total dividends and distributions	(0.35)	–

Net asset value, at end of year	$10.38	$11.13

Total investment return (3)	(3.78)%	11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,085	$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.96%	2.94	%(5)
Ratio of net expenses to average net assets (6)(7)	1.20%	1.20	%(5)
Ratio of net investment income to average net assets	1.71%	0.98	%(5)
Portfolio turnover rate	18.80%	7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019 (1)

Per Common Share Data
Net asset value, beginning of year	$11.13		$10.00
Income from investment operations:
Net investment income (2)	0.18		0.08
Net realized and unrealized gain (loss)	(0.58)		1.05

Total increase (decrease) from investment operations	(0.40)		1.13

Less dividends and distributions:
From net investment income	(0.22)		–
From net realized gain	(0.11)		–
From return of capital	(0.02)		–

Total dividends and distributions	(0.35)		–

Net asset value, at end of year	$10.38		$11.13

Total investment return (3)	(3.78)%		11.26	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$5,085		$5,452
Ratio of total expenses (before reductions and reimbursements) to average net assets	2.96%		2.94	%(5)
Ratio of net expenses to average net assets (6)(7)	1.20%		1.20	%(5)
Ratio of net investment income to average net assets	1.71	%(5)	0.98	%(5)
Portfolio turnover rate	18.80%		7.48	%(4)

(1)	Fund commenced operations on September 17, 2018.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.20% as a percentage of average daily net assets.
(7)	Ratio of net expenses to average net assets does not include expenses of the underlying fund in which the Fund invests.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS

	CLASS A
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.53	0.58	0.61	0.65	0.39
Net realized and unrealized gain (loss)	(0.88)	(0.02)	(0.47)	0.65	0.13

Total increase (decrease) from investment operations	(0.35)	0.56	0.14	1.30	0.52

Less dividends and distributions:
From net investment income	(0.53)	(0.59)	(0.61)	(0.66)	(0.38)
From net realized gain	–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.53)	(0.59)	(0.91)	(0.85)	(0.38)

Net asset value, at end of year	$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	(3.67)%	5.84%	1.32%	13.13%	5.36	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$1,910	$3,840	$2,918	$2,633	$206
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.64%	1.64%	1.71%	1.82%	5.47	%(5)
Ratio of net expenses to average net assets (6)	1.00%	1.00%	1.00%	1.00%	0.99	%(5)
Ratio of net investment income to average net assets	5.52%	5.99%	5.92%	6.21%	5.93	%(5)
Portfolio turnover rate	80.66%	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.00% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS C
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.45	0.51	0.53	0.58	0.33
Net realized and unrealized gain (loss)	(0.87)	(0.03)	(0.47)	0.64	0.14

Total increase (decrease) from investment operations	(0.42)	0.48	0.06	1.22	0.47

Less dividends and distributions:
From net investment income	(0.46)	(0.51)	(0.53)	(0.58)	(0.33)
From net realized gain	–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.46)	(0.51)	(0.83)	(0.77)	(0.33)

Net asset value, at end of year	$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	(4.39)%	5.03%	0.61%	12.24%	4.85	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$89	$98	$98	$118	$101
Ratio of total expenses (before reductions and reimbursements) to average net assets	7.31%	7.14%	6.43%	6.18%	7.30	%(5)
Ratio of net expenses to average net assets (6)	1.75%	1.75%	1.75%	1.75%	1.73	%(5)
Ratio of net investment income to average net assets	4.78%	5.27%	5.17%	5.50%	5.08	%(5)
Portfolio turnover rate	80.66%	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation does not consider the effects of sales loads and assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 1.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS I
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.79	$9.82	$10.59	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.55	0.61	0.63	0.68	0.40
Net realized and unrealized gain (loss)	(0.87)	(0.03)	(0.47)	0.64	0.13

Total increase (decrease) from investment operations	(0.32)	0.58	0.16	1.32	0.53

Less dividends and distributions:
From net investment income	(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.56)	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$8.91	$9.79	$9.82	$10.59	$10.14

Total investment return (3)	(3.43)%	6.07%	1.61%	13.36%	5.53	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$11,046	$12,135	$14,816	$15,720	$14,863
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.11%	1.11%	1.28%	1.36%	1.38	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	5.78%	6.28%	6.16%	6.50%	6.11	%(5)
Portfolio turnover rate	80.66%	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

	CLASS Y
	FOR THE YEAR ENDED JUNE 30, 2020	FOR THE YEAR ENDED JUNE 30, 2019	FOR THE YEAR ENDED JUNE 30, 2018	FOR THE YEAR ENDED JUNE 30, 2017	PERIOD FROM OCTOBER 30, 2015 THROUGH JUNE 30, 2016 (1)

Per Common Share Data
Net asset value, beginning of year	$9.79	$9.82	$10.58	$10.14	$10.00
Income from investment operations:
Net investment income (2)	0.54	0.61	0.62	0.68	0.39
Net realized and unrealized gain (loss)	(0.86)	(0.03)	(0.45)	0.63	0.14

Total increase (decrease) from investment operations	(0.32)	0.58	0.17	1.31	0.53

Less dividends and distributions:
From net investment income	(0.56)	(0.61)	(0.63)	(0.68)	(0.39)
From net realized gain	–	–	(0.30)	(0.19)	–

Total dividends and distributions	(0.56)	(0.61)	(0.93)	(0.87)	(0.39)

Net asset value, at end of year	$8.91	$9.79	$9.82	$10.58	$10.14

Total investment return (3)	(3.43)%	6.09%	1.61%	13.35%	5.52	%(4)

Supplemental Data and Ratios
Net assets, end of year (000’s)	$32,992	$34,695	$39,176	$14,631	$12,675
Ratio of total expenses (before reductions and reimbursements) to average net assets	1.10%	1.09%	1.25%	1.36%	1.42	%(5)
Ratio of net expenses to average net assets (6)	0.75%	0.75%	0.75%	0.75%	0.74	%(5)
Ratio of net investment income to average net assets	5.78%	6.27%	6.09%	6.50%	6.06	%(5)
Portfolio turnover rate	80.66%	55.98%	43.75%	71.57%	77.52	%(4)

(1)	Fund commenced operations on October 30, 2015.
(2)	Calculated using average shares outstanding.
(3)	Total investment return calculation assumes the reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.
(4)	Not annualized.
(5)	Annualized for periods less than one full year.
(6)	The Adviser has agreed to waive and/or reimburse certain fees and/or expense so that, on an annualized basis, such expenses incurred will not exceed 0.75% as a percentage of average daily net assets.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

			SHARES	COST	FAIR VALUE
Equities — 0.3%*:

Common Stocks — 0.3%*:

Beverage, Food and Tobacco — 0.3%*:
CTI Foods Holding Co. LLC(a)			4,657	$495,155	$559,585

Healthcare, Education and Childcare — 0.0%*:
Tunstall Group Holdings Ltd.(a),(b)			469	–	–
Tunstall Group Holdings Ltd.(a),(b)			310	–	–

Total Healthcare, Education and Childcare			779	–	–

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(a)			1,769	171,860	–

Oil and Gas — 0.0%*:
Fieldwood Energy LLC			6,469	226,415	324
Fieldwood Energy LLC			26,365	568,599	1,318
Sabine Oil & Gas LLC			394	22,597	5,122
Southcross Energy Holdings LP			22	–	–
Southcross Energy Partners LP(a)			22	5,500	–
Templar Energy LLC(a)			8,762	50,647	–
Templar Energy LLC(a)			6,069	56,021	–

Total Oil and Gas			48,103	929,779	6,764

Total Common Stocks			55,308	1,596,794	566,349

Limited Partnership — 0.0%*:

Chemicals, Plastics and Rubber — 0.0%*:
Pinnacle Operating Corp., earnout shares(a)			40,420	–	–

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(a)			449	–	–
Appvion Holdings Corp. (exp. June 13, 2023)(a)			449	–	–

Total Diversified/Conglomerate Manufacturing			898	–	–

Total Warrants			898	–	–

Total Equities			96,626	1,596,794	566,349

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.9%*:

Bank Loans — 88.2%*(c):

Aerospace and Defense — 0.2%*:
TransDigm, Inc., 1M LIBOR + 2.250%	2.43%	5/30/2025	492,487	490,739	441,086

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Automobile — 1.7%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(b)	5.45%	11/13/2026	500,000	$622,029	$575,798
DexKo Global, Inc., 1M LIBOR + 3.500%	4.50	7/24/2024	303,437	305,039	282,767
Garrett LX III S.a r.l., EURIBOR + 2.750%(b)	3.50	9/27/2025	818,666	892,306	856,537
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	3.68	4/30/2026	1,139,537	1,131,825	1,082,560
US Farathane LLC, 1M LIBOR + 3.500%	4.50	12/23/2021	1,116,473	1,119,015	831,772

Total Automobile			3,878,113	4,070,214	3,629,434

Beverage, Food and Tobacco — 1.8%*:
Accolades Wines, LIBOR – GBP + 4.750%(b)	4.84	5/23/2025	500,000	661,740	556,561
CTI Foods Holding Co, LLC, 3M LIBOR + 9.000%(a)	10.77	5/3/2024	198,688	198,688	186,767
CTI Foods Holding Co, LLC, 3M LIBOR + 7.000%(a)	8.77	5/3/2024	310,064	305,342	310,064
Deoleo S.A., EURIBOR + 4.000%(b)	5.00	6/24/2025	153,876	173,503	148,676
Deoleo S.A., EURIBOR + 3.000%(b)	3.50	6/24/2026	66,975	75,517	82,018
Deoleo S.A.(a),(b)	Zero Coupon	4/30/2021	231,063	50,768	–
IRB Holding Corp., 6M LIBOR + 2.750%	3.75	2/5/2025	2,556,391	2,562,245	2,354,615
Sunshine Investments B.V., 2M LIBOR + 3.250%(b)	3.67	3/28/2025	155,877	155,347	151,201

Total Beverage, Food and Tobacco			4,172,934	4,183,150	3,789,902

Broadcasting and Entertainment — 5.9%*:
A-L Parent LLC, 3M USD LIBOR	3.43	12/1/2023	1,989,691	1,840,281	1,481,325
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(b)	7.20	8/13/2021	2,040,539	2,025,459	1,992,077
AP NMT Acquisition B.V., 3M LIBOR + 9.000%(b)	10.44	8/13/2022	2,182,720	2,173,978	2,139,066
AP NMT Acquisition B.V., EURIBOR + 6.000%(b)	7.00	8/13/2021	513,175	629,870	567,904
AVSC Holding Corp., 3M LIBOR + 4.500%, 6M LIBOR + 4.500%3M LIBOR + 4.500%, 6M LIBOR + 4.500%	5.50	10/15/2026	511,695	502,425	358,186
Banijay Entertainment S.A.S, 1M LIBOR + 3.750%(b)	4.10	3/4/2025	1,312,309	1,316,248	1,240,132
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	4.26	8/21/2026	1,488,750	1,482,203	1,345,830
CSC Holdings, LLC, 1M LIBOR + 2.250%	2.43	7/17/2025	1,162,473	1,150,180	1,097,084
Imagina Media Audiovisual, S.L., EURIBOR + 4.500%(b)	4.75	6/26/2025	500,000	571,630	490,126
Imagina Media Audiovisual, S.L., EURIBOR + 7.500%(b)	7.50	12/26/2024	500,000	549,752	413,942
Radiate Holdco, LLC, 1M LIBOR + 3.000%	3.75	2/1/2024	546,730	541,702	520,760
Technicolor S.A., EURIBOR + 3.000%(b)	3.00	12/6/2023	500,000	539,004	272,449

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Broadcasting and Entertainment (Continued)
Terrier Media Buyer, Inc., 1M LIBOR + 4.250%	4.43%	12/17/2026	712,271	$708,971	$677,847

Total Broadcasting and Entertainment			13,960,353	14,031,703	12,596,728

Buildings and Real Estate — 3.6%*:
Core & Main L.P., 3M LIBOR + 2.750%, 6M LIBOR + 2.750%	3.75	8/1/2024	1,958,683	1,963,915	1,861,356
GYP Holdings III Corp., 1M LIBOR + 2.750%	2.93	6/1/2025	2,209,185	2,204,568	2,129,101
Quikrete Holdings, Inc., 1M LIBOR + 2.500%	2.68	2/1/2027	1,492,500	1,492,806	1,431,875
SRS Distribution, Inc., 6M LIBOR + 3.000%	4.32	5/23/2025	2,410,460	2,398,855	2,272,462

Total Buildings and Real Estate			8,070,828	8,060,144	7,694,794

Cargo Transport — 0.8%*:
Kenan Advantage Group, Inc., 1M LIBOR + 3.000%	4.00	7/31/2022	1,909,854	1,911,746	1,718,067

Total Cargo Transport			1,909,854	1,911,746	1,718,067

Chemicals, Plastics and Rubber — 6.0%*:
Allnex (Luxembourg) & Cy S.C.A., 3M LIBOR + 3.250%(b)	4.00	9/13/2023	357,900	357,078	337,232
Allnex USA, Inc., 3M LIBOR + 3.250%	4.00	9/13/2023	269,638	269,018	254,067
Associated Asphalt Partners LLC, 1M LIBOR + 5.250%	6.25	4/5/2024	217,746	217,154	155,144
Colouroz Investment 1 GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	322,821	383,239	318,804
Consolidated Energy Finance, S.A., 3M LIBOR + 2.500%	2.69	5/7/2025	2,469,792	2,409,639	2,235,162
Diamond (BC) B.V., EURIBOR + 3.250%	3.25	9/6/2024	977,450	1,142,176	1,018,547
Flint Group GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	749,939	866,777	740,607
Flint Group GmbH, 3M LIBOR + 3.000%(b)	4.02	9/7/2021	521,271	510,928	447,970
Flint Group US LLC, 3M LIBOR + 3.000%(b)	4.02	9/7/2021	3,028,261	2,968,546	2,602,427
GrafTech Finance, Inc., 1M LIBOR + 3.500%	4.50	2/12/2025	2,391,441	2,373,085	2,323,691
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	1,000,000	1,137,106	1,042,046
Polar US Borrower, LLC, 3M LIBOR + 4.750%	4.93	10/15/2025	827,920	827,920	778,244
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.36	6/26/2025	628,526	624,013	601,160

Total Chemicals, Plastics and Rubber			13,762,705	14,086,679	12,855,101

Containers, Packaging and Glass — 5.4%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(b)	4.00	4/22/2024	202,751	202,591	188,559
Berry Global, Inc., 1M LIBOR + 2.000%	2.18	7/1/2026	736,889	738,026	702,808
BWAY Holding Co., 3M LIBOR + 3.250%	4.56	4/3/2024	2,930,962	2,919,669	2,624,442
Flex Acquisition Co., Inc., 3M LIBOR + 3.000%	4.00	12/29/2023	1,412,099	1,421,016	1,346,281
Flex Acquisition Co., Inc., 3M LIBOR + 3.2500%	3.55	6/29/2025	852,140	827,311	801,011

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Containers, Packaging and Glass (Continued)
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%, 2M LIBOR + 3.500%, 3M LIBOR + 3.500%	4.50%	11/20/2023	1,221,173	$1,221,279	$1,161,640
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	9.50	11/18/2024	750,000	743,825	656,250
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.93	2/4/2027	283,899	283,563	273,099
Reynolds Group Holdings, Inc., 1M LIBOR + 2.750%	2.93	2/5/2023	1,460,649	1,464,978	1,391,853
Roy Bidco ApS, EURIBOR + 3.500%(b)	3.50	8/23/2024	1,000,000	1,154,609	1,040,922
Trident TPI Holdings, Inc., 3M LIBOR + 3.250%	4.07	10/17/2024	1,492,330	1,473,698	1,421,445

Total Containers, Packaging and Glass			12,342,892	12,450,565	11,608,310

Diversified/Conglomerate Manufacturing — 3.1%*:
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	500,000	563,553	505,401
LSF10 XL Bidco S.C.A., EURIBOR + 4.000%(b)	4.00	10/12/2026	1,500,000	1,633,650	1,569,860
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.68	9/6/2025	872,824	875,704	739,404
Project Alpha Intermediate Holding, Inc., 6M LIBOR + 3.500%	5.38	4/26/2024	1,358,582	1,360,174	1,301,969
SGB-SMIT Management GmbH, EURIBOR + 4.500%, PIK(b)	0.50-4.50	7/18/2024	501,849	502,289	239,626
Wilsonart LLC, 3M LIBOR + 3.250%	4.25	12/19/2023	594,149	594,497	571,685
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	4.75	7/1/2021	2,313,288	2,249,529	1,732,075

Total Diversified/Conglomerate Manufacturing			7,640,692	7,779,396	6,660,020

Diversified/Conglomerate Service — 11.5%*:
Allied Universal Holdco LLC, 1M LIBOR + 4.250%	4.43	7/10/2026	526,775	522,836	510,861
Almonde, Inc., 3M LIBOR + 7.250%	8.25	6/13/2025	6,482	6,593	5,582
Capri Finance LLC, 3M LIBOR + 3.000%(b)	3.76	11/1/2024	1,135,028	1,127,471	1,085,371
Cornerstone OnDemand, Inc., 2M LIBOR + 4.250%	5.35	4/22/2027	500,000	485,202	491,565
Cvent, Inc., 3M USD LIBOR	3.93	11/29/2024	1,366,206	1,005,898	1,167,532
EAB Global, Inc., 3M LIBOR + 3.750%	4.89	11/15/2024	740,064	737,745	699,361
Financial & Risk US Holdings, Inc., 1M LIBOR + 3.250%	3.43	10/1/2025	980,025	950,684	956,260
Finastra USA, Inc., 3M LIBOR + 3.500%, 6M LIBOR + 3.500%	4.50	6/13/2024	3,450,922	3,282,357	3,008,583
I-Logic Technologies Bidco Ltd., 3M LIBOR + 2.750%	3.82	12/21/2024	1,008,009	1,011,850	957,608
Informatica LLC, 1M LIBOR + 3.250%	3.43	2/25/2027	997,500	992,745	952,612

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Diversified/Conglomerate Service (Continued)
Informatica LLC, 1M LIBOR + 7.125%	7.13%	2/25/2025	350,242	$348,605	$349,804
Kronos, Inc., 1M LIBOR + 3.000%	3.18	11/1/2023	2,056,203	2,059,931	2,051,700
Men’s Wearhouse, Inc. (The), 1M LIBOR + 3.250%	4.25	4/9/2025	133,179	113,374	21,309
MH Sub I LLC, 3M LIBOR + 3.750%	4.82	9/13/2024	2,020,284	2,013,567	1,940,624
Mitchell International, Inc., 1M LIBOR + 3.250%	3.43	11/29/2024	994,911	992,630	925,894
Project Leopard Holdings, Inc., 1M LIBOR + 4.500%	5.50	7/7/2023	1,468,937	1,473,577	1,429,761
Surf Holdings, LLC, 3M LIBOR + 3.500%(b)	3.83	3/5/2027	184,391	183,951	176,357
TMF Group Holding B.V., EURIBOR + 3.250%(b)	3.25	5/5/2025	500,000	584,716	512,995
Ultimate Software Group, Inc. (The), 1M LIBOR + 4.000%	4.75	5/4/2026	1,000,000	985,000	986,410
Verisure Holding AB, EURIBOR + 3.000%(b)	3.00	10/20/2022	2,700,000	3,099,204	2,946,237
Verisure Holding AB, EURIBOR + 3.500%(b)	3.50	10/21/2022	500,000	566,875	548,599
Vertafore, Inc., 1M LIBOR + 3.250%	3.43	7/2/2025	1,970,000	1,969,334	1,853,041
Vertafore, Inc., 1M LIBOR + 7.250%	7.43	7/2/2026	1,000,000	992,454	981,070

Total Diversified/Conglomerate Service			25,589,158	25,506,599	24,559,136

Electronics — 3.6%*:
EXC Holdings III Corp., 3M LIBOR + 3.500%	4.50	12/2/2024	484,741	488,402	471,813
Greeneden U.S. Holdings II LLC, 3M USD LIBOR	3.43	12/1/2023	1,484,502	1,491,769	1,425,923
Omnitracs, Inc., 3M LIBOR + 2.750%	3.05	3/21/2025	1,472,690	1,470,445	1,381,015
Renaissance Holding Corp., 3M LIBOR + 3.250%	4.01	5/30/2025	733,772	733,772	704,663
RP Crown Parent LLC, 1M LIBOR + 2.750%	3.75	10/12/2023	969,647	969,138	939,346
SS&C Technologies Inc., 1M LIBOR + 1.750%	1.93	4/16/2025	472,579	471,691	449,933
Tibco Software Inc., 1M LIBOR + 7.250%	7.43	3/3/2028	385,440	383,587	369,302
Veritas Bermuda Ltd., EURIBOR + 4.500%	5.50	1/27/2023	2,031,716	2,118,460	1,975,784

Total Electronics			8,035,087	8,127,264	7,717,779

Finance — 1.7%*:
Deerfield Dakota Holding LLC, 1M LIBOR + 8.000%	9.00	3/6/2027	1,000,000	985,396	947,500
Deerfield Dakota Holding LLC, 1M LIBOR + 0.080%	4.75	4/9/2027	332,364	325,717	322,393
NFP Corp., 1M LIBOR + 3.250%	3.43	2/15/2027	1,491,335	1,484,283	1,386,941
Tempo Acquisition LLC, 1M LIBOR + 2.750%	2.93	5/1/2024	1,084,416	1,087,219	1,027,484

Total Finance			3,908,115	3,882,615	3,684,318

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Healthcare, Education and Childcare — 13.1%*:
Advanz Pharma Corp., 6M LIBOR + 5.500%(b)	6.57%	9/6/2024	2,267,750	$2,241,143	$2,095,401
Advanz Pharma Corp., EURIBOR + 5.250%(b)	6.25	9/6/2024	482,500	558,802	504,820
Aenova Holding GmbH, EURIBOR + 5.000%(b)	5.00	3/6/2025	500,000	536,583	550,869
Amneal Pharmaceuticals LLC, 1M LIBOR + 3.500%	3.69	5/4/2025	1,484,845	1,392,351	1,353,065
Arbor Pharmaceuticals, Inc., 1M LIBOR + 5.000%	6.00	7/5/2023	1,394,523	1,391,288	1,265,097
Auris Luxembourg III Sarl, 1M LIBOR + 3.750%	3.93	2/27/2026	987,429	983,407	859,063
Aveanna Healthcare, LLC, 6M LIBOR + 5.500%	6.50	3/18/2024	1,277,146	1,266,074	1,130,811
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%, 3M LIBOR + 2.500%	3.50	3/1/2024	1,346,078	1,342,931	1,290,176
CTC AcquiCo GmbH, 3M LIBOR + 2.750%(b)	3.11	3/7/2025	1,250,000	1,230,354	1,171,875
Endo Luxembourg Finance Co. I S.a r.l., 1M LIBOR + 4.250%	5.00	4/29/2024	2,147,571	2,134,795	2,024,085
Envision Healthcare Corp., 1M LIBOR + 3.750%	3.93	10/10/2025	595,421	322,869	388,512
Ethypharm S.A., LIBOR – GBP + 4.750%(b)	5.48	7/21/2023	500,000	619,010	595,159
Fugue Finance B.V.(b)	3.25	9/1/2024	500,000	539,599	530,252
Horizon Therapeutics USA, Inc., 1M LIBOR + 2.250%	2.44	5/22/2026	494,267	496,156	477,585
Indivior Finance Sarl, 3M LIBOR + 4.500%	5.50	12/18/2022	784,337	778,630	674,530
Lifescan Global Corp., 6M LIBOR + 6.000%	7.18	10/1/2024	358,000	350,360	322,558
Mallinckrodt International Finance S.A., 3M LIBOR + 2.750%	3.50	9/24/2024	357,215	355,619	266,125
Nidda Healthcare Holding AG, LIBOR – GBP + 4.500%(b)	4.76	8/21/2026	500,000	652,788	596,317
Nidda Healthcare Holding AG, EURIBOR + 3.500%(b)	3.50	8/21/2026	1,000,000	1,084,445	1,076,313
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.250%	3.43	6/30/2025	2,393,789	2,378,726	2,233,716
Parexel International Corp., 1M LIBOR + 2.750%	2.93	9/27/2024	2,266,045	2,225,032	2,142,840
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.93	11/17/2025	857,941	862,991	802,063
Rodenstock GmbH, EURIBOR + 5.250%(b)	5.25	6/5/2026	500,000	557,003	524,186
Sunshine Luxembourg VII S.a.r.l., 6M LIBOR + 4.250%(b)	5.32	10/1/2026	1,475,589	1,483,948	1,409,808
Surgery Center Holdings, Inc., 1M LIBOR + 3.250%	4.25	9/3/2024	1,492,327	1,492,843	1,305,249
Team Health Holdings, Inc., 1M LIBOR + 2.750%	3.75	2/6/2024	1,947,173	1,913,463	1,483,512

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Healthcare, Education and Childcare (Continued)
Tunstall Group Holdings Ltd., LIBOR – GBP + 5.000%, PIK(b)	4.25%	10/16/2020	523,355	$821,655	$518,792
Unilabs Holding AB, EURIBOR + 3.000%(b)	3.00	4/19/2024	500,000	575,316	536,707

Total Healthcare, Education and Childcare			30,183,301	30,588,181	28,129,486

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.0%*:
Serta Simmons Bedding LLC, 2M LIBOR + 7.500%	8.50	8/10/2023	1,521,420	1,521,420	1,267,845
SIWF Holdings Inc., 6M LIBOR + 4.250%	5.32	6/15/2025	982,456	989,468	913,684

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			2,503,876	2,510,888	2,181,529

Hotels, Motels, Inns and Gaming — 3.7%*:
Caesars Resort Collection LLC, 1M LIBOR + 4.500%	4.80	6/19/2025	732,742	710,760	687,408
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.93	12/23/2024	1,973,365	1,967,783	1,749,506
Compass IV Ltd., EURIBOR + 4.500%(b)	4.50	4/30/2025	500,000	599,392	494,621
Compass IV Ltd., EURIBOR + 8.000%(b)	9.00	4/30/2026	500,000	589,946	367,244
Golden Nugget, Inc., 1M LIBOR + 2.500%	3.25	10/4/2023	314,859	255,036	248,739
HNVR Holdco Ltd., EURIBOR + 3.250%(b)	4.25	9/12/2023	500,000	408,620	445,788
Penn National Gaming, Inc., 3M LIBOR + 2.250%	3.00	10/15/2025	1,995,608	1,991,483	1,855,356
Richmond UK Bidco Ltd., LIBOR—GBP + 4.250%(b)	4.98	3/3/2024	482,094	608,991	536,880
Rouge Beachhouse B.V., EURIBOR + 3.750%(b)	3.75	9/4/2025	500,000	586,575	528,045
Tackle Sarl, EURIBOR + 3.750%(b)	3.50	8/8/2022	974,537	1,091,204	1,056,176

Total Hotels, Motels, Inns and Gaming			8,473,205	8,809,790	7,969,763

Insurance — 2.7%*:
Acrisure LLC, 3M LIBOR + 3.500%	3.68	2/15/2027	997,500	995,130	940,144
Alliant Holdings Intermediate LLC, 1M LIBOR + 2.750%	2.93	5/9/2025	2,258,674	2,265,823	2,136,005
AssuredPartners, Inc., 1M LIBOR + 3.500%	3.68	2/12/2027	1,757,102	1,765,409	1,676,784
Confie Seguros Holding II Co., 1M LIBOR + 8.500%	8.67	10/31/2025	1,633,626	1,608,647	1,095,886

Total Insurance			6,646,902	6,635,009	5,848,819

Leisure, Amusement, Entertainment — 7.4%*:
AMC Entertainment Holdings, Inc., 3M LIBOR + 3.000%	4.08	4/22/2026	1,269,450	987,264	917,977
Columbus Capital BV, EURIBOR + 3.750%(b)	3.75	3/5/2027	500,000	559,415	460,635

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Leisure, Amusement, Entertainment (Continued)
Crown Finance US, Inc., 3M LIBOR + 2.250%	3.32%	2/28/2025	2,078,082	$2,058,980	$1,555,632
Delta 2 (LUX) Sarl, 1M LIBOR + 2.500%(b)	3.50	2/1/2024	1,394,967	1,397,888	1,324,354
Dorna Sports, S.L., EURIBOR + 2.750%(b)	2.75	5/3/2024	978,282	1,093,636	1,045,980
International Park Holdings B.V., EURIBOR + 3.250%(b)	3.25	6/13/2024	500,000	580,575	495,042
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	3,000,000	2,980,395	2,865,000
Parques Reunidos SAU, EURIBOR + 3.750%(b)	3.75	9/16/2026	500,000	545,907	469,460
Playtika Holding Corp., 3M LIBOR + 6.000%	7.07	12/10/2024	568,750	558,634	567,328
PUG LLC, 1M LIBOR + 3.500%	3.68	2/12/2027	976,706	972,075	846,071
SeaWorld Parks & Entertainment, Inc., 1M LIBOR + 3.000%	3.75	3/31/2024	2,520,677	2,514,116	2,220,717
Vacalians Group, EURIBOR + 4.000%(b)	4.00	12/4/2025	500,000	565,030	406,218
Vue International Bidco PLC, EURIBOR + 4.250%(b)	4.25	7/3/2026	423,797	473,851	407,991
William Morris Endeavor Entertainment, LLC, 3M LIBOR + 2.750%	2.93	5/18/2025	2,291,007	2,266,261	1,860,618
WMG Acquisition Corp., 1M LIBOR + 2.125%	2.30	11/1/2023	500,000	499,587	485,140

Total Leisure, Amusement, Entertainment			18,001,718	18,053,614	15,928,163

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.8%*:
Alison Bidco S.a.r.l., 3M LIBOR + 4.500%(b)	5.50	8/29/2021	121,536	121,334	88,924
Alison Bidco Sarl, 3M LIBOR + 4.500%(b)	5.50	8/29/2021	971,081	1,106,909	828,633
Apex Tool Group, LLC, 1M LIBOR + 5.250%	6.50	8/1/2024	1,344,045	1,322,316	1,198,808
Titan Acquisition Ltd., 3M LIBOR + 3.000%(b)	3.36	3/28/2025	1,948,640	1,947,116	1,777,414

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			4,385,302	4,497,675	3,893,779

Mining, Steel, Iron and Non-Precious Metals — 0.3%*:
Boomerang Tube, LLC, 1M LIBOR + 5.000%(a)	5.18	6/30/2022	62,600	62,600	7,512
US Silica Co., 1M LIBOR + 4.000%	5.00	5/1/2025	864,758	872,333	613,053

Total Mining, Steel, Iron and Non-Precious Metals			927,358	934,933	620,565

Oil and Gas — 0.6%*:
Fieldwood Energy LLC, 3M LIBOR + 7.250%	Zero Coupon	4/11/2023	864,968	558,463	5,190
Gulf Finance LLC, 1M LIBOR + 5.250%, 3M LIBOR + 5.250%	6.25	8/25/2023	1,623,488	1,534,776	1,039,032
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%(b)	8.20	2/28/2023	491,250	489,853	231,708
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	7.00	2/21/2021	2,714	2,498	463

Total Oil and Gas			2,982,420	2,585,590	1,276,393

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Personal and Non-Durable Consumer Products Mfg. Only — 0.6%*:
Coty Inc., 1M LIBOR + 2.250%	2.43%	4/7/2025	1,478,659	$1,437,332	$1,323,400

Personal Transportation — 1.5%*:
American Airlines, Inc., 1M LIBOR + 2.000%	2.18	4/28/2023	1,969,283	1,959,974	1,550,810
Kestrel Bidco, Inc., 1M LIBOR + 3.000%(b)	4.00	12/11/2026	2,116,872	2,119,940	1,691,741

Total Personal Transportation			4,086,155	4,079,914	3,242,551

Printing and Publishing — 1.0%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	295,820	285,351	275,852
Springer Nature Deutschland GmbH, EURIBOR + 3.250%(b)	3.75	8/14/2024	1,658,998	1,851,141	1,811,956

Total Printing and Publishing			1,954,818	2,136,492	2,087,808

Retail Stores — 3.7%*:
Bass Pro Group, LLC, 3M LIBOR + 5.000%	6.07	9/25/2024	1,479,721	1,451,324	1,420,000
EG America LLC, 3M LIBOR + 4.000%(b)	5.07	2/7/2025	1,080,764	1,077,096	1,012,319
EG Group Ltd., 6M LIBOR + 4.000%(b)	5.07	2/7/2025	219,993	219,625	206,061
Eyemart Express LLC, 1M LIBOR + 3.000%	4.00	8/4/2024	982,323	985,361	891,458
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	3.25	8/18/2023	1,984,302	1,943,844	1,906,180
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.50	8/12/2022	2,250,001	2,605,050	2,039,843
Thom Europe S.A.S, EURIBOR + 4.000%(b)	4.25	8/7/2024	500,000	577,481	514,001

Total Retail Stores			8,497,104	8,859,781	7,989,862

Telecommunications — 4.9%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.43	10/2/2025	985,000	977,599	929,594
CenturyLink, Inc., 1M LIBOR + 2.250%	2.43	3/15/2027	547,134	546,487	514,612
CommScope, Inc., 1M LIBOR + 3.250%	3.43	4/6/2026	1,992,408	1,986,841	1,882,826
Digicel International Finance Ltd., 3M LIBOR + 3.250%(b)	4.25	5/28/2024	152,210	152,992	127,324
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	5.07	11/21/2024	1,399,924	1,390,999	1,339,923
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,368,793	1,552,359	1,478,524
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.87	3/9/2023	1,118,762	1,124,449	791,725
Syniverse Holdings, Inc., 3M LIBOR + 9.000%	10.87	3/11/2024	2,175,482	1,801,120	1,087,741
Virgin Media SFA Finance Ltd., LIBOR—GBP + 3.250%(b)	3.34	11/15/2027	1,250,000	1,725,791	1,489,832
Zayo Group Holdings, Inc., 1M LIBOR + 3.000%	3.18	3/9/2027	963,903	961,599	912,739

Total Telecommunications			11,953,616	12,220,236	10,554,840

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Utilities — 0.6%*:
Calpine Corp., 1M LIBOR + 2.000%	2.18%		8/12/2026	221,180	$220,212	$212,333
ExGen Renewables IV, LLC, 3M LIBOR + 3.000%	4.00		11/28/2024	1,189,022	1,179,256	1,150,378

Total Utilities				1,410,202	1,399,468	1,362,711

Total Bank Loans				207,247,854	209,329,717	189,364,344

Corporate Bonds — 5.7%*:

Automobile — 0.4%*:
AA Bond Co. Ltd.(b)	5.50		7/31/2043	700,000	919,426	737,091
RAC Bond Co. PLC(b)	5.00		11/6/2022	200,000	253,840	231,640

Total Automobile				900,000	1,173,266	968,731

Broadcasting and Entertainment — 0.5%*:
Tele Columbus AG(b)	3.88		5/2/2025	800,000	865,628	835,884
VTR Finance NV(b),(d)	6.88		1/15/2024	200,000	201,658	204,584

Total Broadcasting and Entertainment				1,000,000	1,067,286	1,040,468

Containers, Packaging and Glass — 0.1%*:
Bormioli Pharma Bidco SpA, 1M LIBOR + 3.500%(b)	3.50	(e)	11/15/2024	100,000	103,614	100,160
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu(d)	5.13		7/15/2023	178,000	178,000	179,351

Total Containers, Packaging and Glass				278,000	281,614	279,511

Diversified/Conglomerate Manufacturing — 0.2%*:
Appvion ESC, 3M EURIBOR + 4.125%(a),(d),(f)	9.00		6/1/2025	460,000	460,000	–
Fabric BC SpA, 3M EURIBOR + 4.125%(b)	4.13	(e)	8/31/2026	100,000	109,975	109,092
Galapagos S.A., 3M EURIBOR + 4.750%(a),(b),(f)	4.33	(e)	6/15/2021	20,000	27,263	–
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	265,415	250,067	267,488

Total Diversified/Conglomerate Manufacturing				845,415	847,305	376,580

Diversified/Conglomerate Service — 0.8%*:
Algeco Global Finance PLC, 3M EURIBOR + 6.250%(b)	6.25	(e)	2/15/2023	150,000	183,340	156,728
Algeco Global Finance PLC(b)	6.50		2/15/2023	650,000	713,124	700,246
Carlson Travel, Inc., 3M EURIBOR + 4.750%	4.75	(e)	6/15/2023	1,200,000	1,371,352	807,572

Total Diversified/Conglomerate Service				2,000,000	2,267,816	1,664,546

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Electronics — 0.4%*:
Veritas US, Inc./Veritas Bermuda Ltd.(d)	7.50%		2/1/2023	817,000	$839,054	$804,745

Finance — 1.4%*:
Arrow Global Finance PLC(b)	5.13		9/15/2024	1,000,000	1,247,577	1,136,062
Cabot Financial Luxembourg SA(b)	7.50		10/1/2023	300,000	416,529	371,709
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%(b)	4.50	(e)	9/1/2023	150,000	180,172	145,552
Garfunkelux Holdco 3 S.A.(b)	8.50		11/1/2022	1,050,000	1,404,878	1,222,992
Jerrold Finco PLC(b)	6.13		1/15/2024	100,000	124,555	118,608
Travelex Financing PLC(b),(f)	8.00		5/15/2022	250,000	274,580	66,151

Total Finance				2,850,000	3,648,291	3,061,074

Healthcare, Education and Childcare — 0.1%*:
Tenet Healthcare Corp.	4.63		7/15/2024	255,000	254,318	249,846

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.1%*:
LSF9 Balta Issuer Sarl(b)	7.75		9/15/2022	445,500	538,949	318,010

Hotels, Motels, Inns and Gaming — 0.3%*:
TVL Finance PLC, 3M GBP LIBOR + 5.375%(b)	6.04	(e)	7/15/2025	600,000	758,972	609,637

Leisure, Amusement, Entertainment — 0.3%*:
CPUK Finance Ltd.(b)	4.88		2/28/2025	600,000	791,482	686,017

Oil and Gas — 0.5%*:
CGG Holding US, Inc.(b),(d)	9.00		5/1/2023	500,000	520,665	505,000
KCA Deutag UK Finance PLC(b),(d),(f)	9.88		4/1/2022	1,000,000	1,010,545	475,000

Total Oil and Gas				1,500,000	1,531,210	980,000

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%(b)	6.50	(e)	7/31/2023	250,000	291,859	154,481
Naviera Armas SA, 3M EURIBOR + 4.250%(b)	4.25	(e)	11/15/2024	250,000	296,249	148,021

Total Personal Transportation				500,000	588,108	302,502

Retail Stores — 0.3%*:
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%(b),(f)	5.95	(e)	9/15/2020	300,000	434,213	9,293
Takko Luxembourg 2 SCA(b)	5.38		11/15/2023	1,200,000	1,323,797	572,985

Total Retail Stores				1,500,000	1,758,010	582,278

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Utilities — 0.2%*:
Viridian Group Finance Co. PLC/Viridian Power & Energy(b)	4.75%	9/15/2024	350,000	$437,252	$427,686

Total Corporate Bonds			14,440,915	16,782,933	12,351,631

Total Fixed Income			221,688,769	226,112,650	201,715,975

Total Investments			221,785,395	227,709,444	202,282,324

Other assets and liabilities – 5.8%*					12,427,682

Net Assets – 100.0%					$214,710,006

PIK	Payment–in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	68.3%
United Kingdom	9.1%
Germany	8.6%
Netherlands	3.2%
France	2.8%
Spain	1.9%
Sweden	1.7%
Canada	1.7%
Switzerland	1.6%
Other (Individually less than 1%)	1.1%

Total	100.0%

(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.
(f)	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global Floating Rate Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

A summary of outstanding derivatives at June 30, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
7/14/20	Morgan Stanley & Co.	EUR	2,527,142	$2,839,961	$2,859,091	$(19,130)
7/14/20	Canadian Imperial Bank of Commerce	EUR	1,019,019	1,145,157	1,148,328	(3,171)
7/14/20	Morgan Stanley & Co.	GBP	13,579	16,827	17,217	(390)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(22,691)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION
7/14/20	Morgan Stanley & Co.	EUR	35,548,971	$39,949,348	$40,260,280	$310,932
7/14/20	Canadian Imperial Bank of Commerce	EUR	666,059	748,506	750,128	1,622
7/14/20	Canadian Imperial Bank of Commerce	GBP	8,462,252	10,486,360	10,756,627	270,267

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$582,821

Currency Legend

EUR	–	Euro
GBP	–	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

	SHARES	COST	FAIR VALUE
Equities — 0.3%*:

Common Stocks — 0.3%*:

Diversified/Conglomerate Service — 0.0%*:
Innovation Group(a),(b)	403,550	$–	$–

Healthcare, Education and Childcare — 0.0%*:
MModal, Inc.(a)	4,725	10,631	3,213
Tunstall Group Holdings Ltd.(a),(b)	396	–	–
Tunstall Group Holdings Ltd.(a),(b)	261	–	–

Total Healthcare, Education and Childcare	5,382	10,631	3,213

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube LLC(a)	1,769	171,860	–

Oil and Gas — 0.1%*:
Fieldwood Energy LLC	3,698	129,430	185
Fieldwood Energy LLC	15,071	325,034	754
Jupiter Resources, Inc.(b)	120,272	581,286	90,204
Southcross Energy Holdings LP	11	–	–
Southcross Energy Partners LP(a)	11	2,750	–

Total Oil and Gas	139,063	1,038,500	91,143

Retail Stores — 0.2%*:
Maxeda DIY B.V.(a),(b)	18,859,871	373,737	423,781
Maxeda DIY B.V.(a),(b)	10,446	–	55,277

Total Retail Stores	18,870,317	373,737	479,058

Total Common Stocks	19,420,081	1,594,728	573,414

Limited Partnership — 0.0%*:

Chemicals, Plastics and Rubber — 0.0%*:
Pinnacle Operating Corp., earnout shares(a)	48,505	–	–

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(a)	488	–	–
Appvion Holdings Corp. (exp. June 13, 2023)(a)	488	–	–

Total Diversified/Conglomerate Manufacturing	976	–	–

Total Warrants	976	–	–

Total Equities	19,469,562	1,594,728	573,414

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 91.9%*:

Asset-Backed Securities — 9.3%*:

CDO/CLO — 9.3%*:
Alinea CLO 2018-1 Ltd., 3M USD LIBOR + 6.000%(c)	7.14	(d)%	7/20/2031	1,250,000	$1,250,000	$1,074,752
Anchorage Capital CLO 9 Ltd., 3M USD LIBOR + 4.000%(c)	5.22	(d)	7/15/2032	1,250,000	1,224,892	1,200,871
Anchorage Capital CLO Ltd. 2015-6A ER, 3M USD LIBOR + 6.350%(c)	7.57	(d)	7/15/2030	500,000	512,089	451,631
Apidos CLO XXIV, 3M USD LIBOR + 5.800%(c)	6.94	(d)	10/20/2030	1,000,000	1,000,000	859,992
Ares XLVIII CLO, 3M USD LIBOR + 5.200%(c)	6.34	(d)	7/20/2030	800,000	800,000	666,890
Ballyrock CLO 2019-2 Ltd., 3M USD LIBOR + 4.100%(c)	4.48	(d)	11/20/2030	1,000,000	1,000,000	978,272
Blackrock European CLO, 3M USD LIBOR + 5.170%(b)	5.17	(d)	10/15/2031	725,000	803,454	719,105
BlueMountain CLO Ltd. 2014-1A(a),(c)	Zero Coupon		4/30/2026	250,000	243,864	–
Cairn CLO XI DAC, 3M Euribor + 4.150%(b),(c)	4.15	(d)	7/15/2035	1,000,000	1,107,100	1,068,186
CBAM Ltd. 2017-3A E, 3M USD LIBOR + 6.500%(c)	7.63	(d)	10/17/2029	750,000	750,000	654,535
CIFC Funding Ltd. 2017-5A D, 3M USD LIBOR + 6.100%(c)	7.23	(d)	11/16/2030	500,000	500,000	441,474
Elmwood CLO III Ltd., 3M USD LIBOR + 3.850%(c)	5.07	(d)	10/15/2032	500,000	500,000	492,135
Galaxy XXIV CLO Ltd. 2017-24A E, 3M USD LIBOR + 5.500%(c)	6.72	(d)	1/15/2031	700,000	700,000	577,128
Madison Park Funding XIII Ltd. 2014-13A(c)	Zero Coupon		4/19/2030	500,000	429,300	185,701
Madison Park Funding XXVII Ltd., 3M USD LIBOR + 5.000%(c)	6.14	(d)	4/20/2030	500,000	500,000	406,116
Madison Park Funding XXVIII Ltd., 3M USD LIBOR + 7.600%(c)	8.82	(d)	7/15/2030	500,000	495,886	351,424
Magnetite VII Ltd.(c)	Zero Coupon		1/15/2028	2,000,000	1,547,565	836,758
Oak Hill Credit Partners X Ltd. 2014-10A(c)	Zero Coupon		12/12/2030	1,000,000	751,739	354,195
Steele Creek CLO Ltd. 2018-2A E, 3M USD LIBOR + 6.200%(c)	6.59	(d)	8/18/2031	850,000	850,000	613,925
THL Credit Wind River CLO Ltd. 2017-4A E, 3M USD LIBOR + 5.800%(c)	6.18	(d)	11/20/2030	500,000	500,000	422,131
THL Credit Wind River CLO Ltd. 2018-2A E, 3M USD LIBOR + 5.750%(c)	6.97	(d)	7/15/2030	1,450,000	1,450,000	1,170,833
Wellfleet CLO 2018-1 Ltd., 3M USD LIBOR + 5.500%(c)	6.63	(d)	7/17/2031	1,150,000	1,150,000	918,181
Wellfleet CLO Ltd. 2017-3A D, 3M USD LIBOR + 5.550%(c)	6.68	(d)	1/17/2031	1,000,000	1,000,000	779,667

Total CDO/CLO				19,675,000	19,065,889	15,223,902

Total Asset-Backed Securities				19,675,000	19,065,889	15,223,902

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans — 39.8%*(e):

Aerospace and Defense — 0.5%*:
TransDigm, Inc., 1M LIBOR + 2.250%	2.43%	5/30/2025	984,975	$981,477	$882,173

Automobile — 1.3%*:
BCA Marketplace plc, LIBOR – GBP + 4.750%(b)	5.45	11/13/2026	500,000	622,029	575,798
IAA, Inc., 1M LIBOR + 2.250%	2.44	6/28/2026	437,559	436,611	417,322
Panther BF Aggregator 2 LP, 1M LIBOR + 3.500%	3.68	4/30/2026	1,130,139	1,122,305	1,073,632

Total Automobile			2,067,698	2,180,945	2,066,752

Beverage, Food and Tobacco — 0.8%*:
Deoleo S.A.(a),(b)	Zero Coupon	4/30/2021	231,063	50,862	–
Deoleo S.A., EURIBOR + 3.000%(b)	3.50	6/24/2026	66,975	75,517	82,019
Deoleo S.A., EURIBOR + 4.000%(b)	5.00	6/24/2025	153,876	173,503	148,676
IRB Holding Corp., 6M LIBOR + 2.750%	3.75	2/5/2025	1,202,892	1,205,647	1,107,948

Total Beverage, Food and Tobacco			1,654,806	1,505,529	1,338,643

Broadcasting and Entertainment — 3.0%*:
AP NMT Acquisition B.V., EURIBOR + 6.000%(b)	7.00	8/13/2021	382,968	474,953	423,811
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(b)	7.20	8/13/2021	2,151,489	2,128,282	2,100,391
AP NMT Acquisition B.V., 3M LIBOR + 9.000%(b)	10.44	8/13/2022	739,566	732,441	724,774
Clear Channel Outdoor Holdings, Inc., 3M LIBOR + 3.500%	4.26	8/21/2026	554,460	552,021	501,232
CSC Holdings, LLC, 1M LIBOR + 2.500%	2.68	4/15/2027	1,000,000	965,854	946,610
Terrier Media Buyer, Inc., 1M LIBOR + 4.250%	4.43	12/17/2026	261,247	260,037	248,621

Total Broadcasting and Entertainment			5,089,730	5,113,588	4,945,439

Buildings and Real Estate — 0.5%*:
SRS Distribution, Inc., 6M LIBOR + 3.000%	4.32	5/23/2025	852,634	841,621	803,821

Chemicals, Plastics and Rubber — 2.3%*:
Colouroz Investment 1 GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	1,323,889	1,572,904	1,307,415
Flint Group GmbH, EURIBOR + 3.000%(b)	3.75	9/7/2021	280,391	333,406	276,901
Novacap S.A., EURIBOR + 3.500%(b)	3.50	6/22/2023	500,000	579,310	521,023
Solenis Holdings LLC, 3M LIBOR + 4.000%	4.36	6/26/2025	243,633	241,884	233,026
Solenis Holdings LLC, 3M LIBOR + 8.500%	8.86	6/26/2026	47,145	46,086	40,702
Starfruit Finco B.V, 1M LIBOR + 3.000%(b)	3.19	10/1/2025	1,487,516	1,487,958	1,392,062

Total Chemicals, Plastics and Rubber			3,882,574	4,261,548	3,771,129

Containers, Packaging and Glass — 2.0%*:
Albea Beauty Holdings S.A., 3M LIBOR + 3.000%(b)	4.00	4/22/2024	67,423	67,369	62,703
Berry Global, Inc., 1M LIBOR + 2.000%	2.18	7/1/2026	589,168	590,077	561,919
BWAY Holding Co., 3M LIBOR + 3.250%	4.56	4/3/2024	1,309,076	1,308,778	1,172,173

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Containers, Packaging and Glass (Continued)
ProAmpac PG Borrower LLC, 1M LIBOR + 3.500%, 2M LIBOR + 3.500%, 3M LIBOR + 3.500%	4.50%	11/20/2023	498,708	$472,345	$474,396
ProAmpac PG Borrower LLC, 3M LIBOR + 8.500%	9.50	11/18/2024	500,000	495,884	437,500
Reynolds Consumer Products LLC, 1M LIBOR + 1.750%	1.93	2/4/2027	110,532	110,401	106,327
Trident TPI Holdings, Inc., 3M LIBOR + 3.250%	4.07	10/17/2024	496,183	486,108	472,615

Total Containers, Packaging and Glass			3,571,090	3,530,962	3,287,633

Diversified/Conglomerate Manufacturing — 1.6%*:
Amer Sports Oyj, EURIBOR + 4.500%(b)	4.50	3/30/2026	600,000	667,660	606,481
LSF10 XL Bidco S.C.A., EURIBOR + 4.000%(b)	4.00	10/12/2026	500,000	544,550	523,287
LTI Holdings, Inc., 1M LIBOR + 3.500%	3.68	9/6/2025	746,587	735,126	632,463
Winebow Group, Inc. (The), 1M LIBOR + 3.750%	4.75	7/1/2021	1,187,368	1,144,734	889,042

Total Diversified/Conglomerate Manufacturing			3,033,955	3,092,070	2,651,273

Diversified/Conglomerate Service — 4.6%*:
EAB Global, Inc., Prime + 2.750%	6.00	11/15/2024	107,435	107,098	101,526
Finastra USA, Inc., 3M LIBOR + 3.500%, 6M LIBOR + 3.500%	4.50	6/13/2024	817,569	819,312	712,772
Hyland Software, Inc., 1M LIBOR + 3.250%	4.00	7/1/2024	984,962	976,643	954,951
Informatica LLC, 1M LIBOR + 3.250%	3.43	2/25/2027	370,338	368,573	353,673
Informatica LLC, 1M LIBOR + 7.125%	7.13	2/25/2025	133,523	132,899	133,356
Innovation Group plc (The), 1M LIBOR + 6.000%(a),(b)	6.00	4/10/2024	83,107	93,380	79,365
Innovation Group plc (The), LIBOR – GBP + 5.000%(a),(b)	5.73	4/9/2024	56,573	73,791	63,090
Innovation Group plc (The), 1M LIBOR + 6.000%(a),(b)	6.00	4/10/2024	164,084	184,366	156,696
Innovation Group plc (The), 1M LIBOR + 8.000%(a),(b)	8.00	4/9/2024	145,020	83,155	35,939
Kronos, Inc., 1M LIBOR + 3.000%	3.18	11/1/2023	495,555	494,659	494,470
MH Sub I LLC, 3M LIBOR + 3.750%	4.82	9/13/2024	986,015	974,003	947,136
Mitchell International, Inc., 1M LIBOR + 3.250%	3.43	11/29/2024	989,873	939,457	921,206
TMF Group Holding B.V., EURIBOR + 6.875%(b)	6.88	5/4/2026	500,000	539,760	424,121
Ultimate Software Group, Inc. (The), 1M LIBOR + 4.000%	4.75	5/4/2026	372,149	366,567	367,092
Vertafore, Inc., 1M LIBOR + 3.250%	3.43	7/2/2025	978,038	965,430	919,971
Vertafore, Inc., 1M LIBOR + 7.250%	7.43	7/2/2026	879,452	872,816	862,804

Total Diversified/Conglomerate Service			8,063,693	7,991,909	7,528,168

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Ecological — 0.1%*:
GFL Environmental Inc., 1M LIBOR + 3.000%, 3M LIBOR + 3.000%(b)	4.00%	5/30/2025	104,817	$104,658	$101,695

Electronics — 2.1%*:
Omnitracs, Inc., 3M LIBOR + 2.750%	3.05	3/21/2025	960,665	962,306	900,863
Renaissance Holding Corp., 3M LIBOR + 3.250%	4.01	5/30/2025	977,475	978,639	938,698
RP Crown Parent LLC, 1M LIBOR + 2.750%	3.75	10/12/2023	717,283	715,598	694,868
Tibco Software Inc., 1M LIBOR + 7.250%	7.43	3/3/2028	146,642	145,937	140,503
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	5.50	1/27/2023	819,600	805,840	755,671

Total Electronics			3,621,665	3,608,320	3,430,603

Finance — 0.5%*:
Deerfield Dakota Holding LLC, 1M LIBOR + 8.000%	9.00	4/7/2028	410,078	404,089	388,548
Tempo Acquisition LLC, 1M LIBOR + 2.750%	2.93	5/1/2024	486,562	487,932	461,018

Total Finance			896,640	892,021	849,566

Healthcare, Education and Childcare — 5.6%*:
Advanz Pharma Corp., 6M LIBOR + 5.500%(b)	6.57	9/6/2024	1,785,250	1,769,505	1,649,571
Aenova Holding GmbH, EURIBOR + 5.000%(b)	5.00	3/6/2025	500,000	536,764	550,869
Change Healthcare Holdings LLC, 1M LIBOR + 2.500%, 3M LIBOR + 2.500%	3.50	3/1/2024	666,743	663,642	639,053
Financiere Mendel SAS, EURIBOR + 4.750%(b)	4.75	4/13/2026	500,000	553,838	552,093
Lifescan Global Corp., 6M LIBOR + 6.000%	7.18	10/1/2024	169,511	165,893	152,730
Ortho-Clinical Diagnostics SA, 1M LIBOR + 3.250%	3.43	6/30/2025	1,173,308	1,173,722	1,094,848
Parexel International Corp., 1M LIBOR + 2.750%	2.93	9/27/2024	1,327,677	1,320,638	1,255,491
Radiology Partners, Inc., 2M LIBOR + 4.250%, 3M LIBOR + 4.250%, 12M LIBOR + 4.250%	5.29-5.99	7/9/2025	1,000,000	917,475	926,790
RegionalCare Hospital Partners Holdings, Inc., 1M LIBOR + 3.750%	3.93	11/17/2025	477,558	480,593	446,455
Rodenstock GmbH, EURIBOR + 5.250%(b)	4.88	6/5/2026	500,000	557,003	524,186
Tunstall Group Holdings Ltd., EURIBOR + 4.500%, PIK(b)	3.00-4.50	10/16/2020	507,731	596,245	460,627
U.S. Anesthesia Partners, Inc., 6M LIBOR + 3.000%	4.00	6/23/2024	992,327	994,557	873,605

Total Healthcare, Education and Childcare			9,600,105	9,729,875	9,126,318

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.7%*:
Hilding Anders International AB, EURIBOR + 5.000%(b)	5.75	11/30/2024	502,190	444,532	311,726
Serta Simmons Bedding LLC, 2M LIBOR + 7.500%	8.50	8/10/2023	1,073,744	1,073,744	894,783

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			1,575,934	1,518,276	1,206,509

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Hotels, Motels, Inns and Gaming — 2.7%*:
Caesars Resort Collection LLC, 1M LIBOR + 4.500%	2.92%	6/19/2025	250,707	$243,186	$235,196
Caesars Resort Collection LLC, 1M LIBOR + 2.750%	2.93	12/23/2024	1,477,273	1,468,460	1,309,691
Casper BidCo SAS, EURIBOR + 3.875%(b)	3.88	7/31/2026	500,000	543,343	483,459
Compass IV Ltd., EURIBOR + 4.500%(b)	4.50	4/30/2025	500,000	599,392	494,620
HNVR Holdco Ltd., EURIBOR + 3.250%(b)	4.25	9/12/2023	500,000	406,520	445,788
Penn National Gaming, Inc., 3M LIBOR + 2.250%	3.00	10/15/2025	997,468	895,633	927,366
Richmond UK Bidco Ltd., LIBOR – GBP + 4.250%(b)	4.98	3/3/2024	550,000	669,792	612,503

Total Hotels, Motels, Inns and Gaming			4,775,448	4,826,326	4,508,623

Insurance — 1.9%*:
AssuredPartners, Inc., 1M LIBOR + 3.500%	3.68	2/12/2027	971,127	975,719	926,737
Asurion LLC, 3M LIBOR + 3.000%	3.18	11/3/2023	986,937	948,924	953,214
Confie Seguros Holding II Co., 1M LIBOR + 8.500%	8.67	10/31/2025	464,528	456,271	311,619
Sedgwick Claims Management Services, Inc., 1M LIBOR + 3.250%	3.43	12/31/2025	985,000	967,369	927,663

Total Insurance			3,407,592	3,348,283	3,119,233

Leisure, Amusement, Entertainment — 2.8%*:
AMC Entertainment Holdings, Inc., 3M LIBOR + 3.000%	4.08	4/22/2026	991,328	774,969	716,859
Crown Finance US, Inc., 3M LIBOR + 2.250%	3.32	2/28/2025	1,227,334	1,204,952	918,770
Dorna Sports, S.L., 6M LIBOR + 3.000%(b)	3.36	5/3/2024	400,000	400,000	371,500
Eldorado Resorts LLC, 3M LIBOR + 2.250%	3.25	4/17/2024	437,283	434,714	433,732
Metro-Goldwyn-Mayer, Inc., 1M LIBOR + 4.500%	5.50	7/3/2026	893,847	887,085	853,624
Playtika Holding Corp., 3M LIBOR + 6.000%	7.07	12/10/2024	568,750	558,634	567,328
PUG LLC, 1M LIBOR + 3.500%	3.68	2/12/2027	371,000	369,241	321,379
Vue International Bidco PLC, EURIBOR + 4.250%(b)	4.25	7/3/2026	423,797	473,839	407,991

Total Leisure, Amusement, Entertainment			5,313,339	5,103,434	4,591,183

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 1.2%*:
Alison Bidco S.a.r.l., 3M LIBOR + 4.500%(b)	5.50	8/29/2021	316,304	310,035	231,430
Alison Bidco Sarl, 3M LIBOR + 4.500%(b)	5.50	8/29/2021	316,304	310,035	231,430
Apex Tool Group, LLC, 1M LIBOR + 5.250%	6.50	8/1/2024	176,580	173,725	157,499
Titan Acquisition Ltd., 3M LIBOR + 3.000%(b)	3.36	3/28/2025	1,460,821	1,462,076	1,332,459

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic			2,270,009	2,255,871	1,952,818

Mining, Steel, Iron and Non-Precious Metals — 0.0%*:
Boomerang Tube, LLC, 1M LIBOR + 5.000%(a)	5.18	6/30/2022	125,484	125,484	15,058

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Bank Loans (Continued)

Oil and Gas — 0.7%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	Zero Coupon	4/11/2022	649,368	$615,504	$117,971
Fieldwood Energy LLC, 3M LIBOR + 7.250%	Zero Coupon	4/11/2023	885,631	534,494	5,314
Gulf Finance LLC, 1M LIBOR + 5.250%, 3M LIBOR + 5.250%	6.25%	8/25/2023	1,271,768	1,223,595	813,931
KCA Deutag Alpha Ltd., 3M LIBOR + 6.750%(b)	8.20	2/28/2023	491,250	489,862	231,708
Seadrill Partners Finco LLC, 3M LIBOR + 6.000%	7.00	2/21/2021	352	311	60

Total Oil and Gas			3,298,369	2,863,766	1,168,984

Personal and Non-Durable Consumer Products Mfg. Only — 0.6%*:
Coty Inc., 1M LIBOR + 2.250%	2.43	4/7/2025	1,178,947	1,142,289	1,055,158

Printing and Publishing — 0.1%*:
Houghton Mifflin Harcourt Publishing Co., 1M LIBOR + 6.250%	7.25	11/22/2024	109,118	105,256	101,752

Retail Stores — 1.7%*:
Bass Pro Group, LLC, 3M LIBOR + 5.000%	6.07	9/25/2024	984,810	980,099	945,063
EG Group Ltd., EURIBOR + 4.000%(b)	4.00	2/6/2025	489,595	586,320	513,894
Harbor Freight Tools USA, Inc., 1M LIBOR + 2.500%	3.25	8/18/2023	494,894	494,894	475,410
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.25	8/12/2022	500,000	537,582	451,158
Kirk Beauty One GmbH, EURIBOR + 3.500%(b)	3.50	8/12/2022	500,001	534,709	453,298

Total Retail Stores			2,969,300	3,133,604	2,838,823

Telecommunications — 2.2%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.43	10/2/2025	1,047,750	1,013,470	988,813
CommScope, Inc., 1M LIBOR + 3.250%	3.43	4/6/2026	992,500	992,500	937,913
ION Trading Technologies Sarl, EURIBOR + 3.250%	4.25	11/21/2024	1,080,118	1,242,130	1,166,707
ION Trading Technologies Sarl, 3M LIBOR + 4.000%	5.07	11/21/2024	280,610	275,646	268,583
Syniverse Holdings, Inc., 3M LIBOR + 5.000%	6.87	3/9/2023	195,576	194,521	138,405
Syniverse Holdings, Inc., 3M LIBOR + 9.000%	10.87	3/11/2024	153,729	152,307	76,865

Total Telecommunications			3,750,283	3,870,574	3,577,286

Utilities — 0.3%*:
EFS Cogen Holdings I LLC, 1M LIBOR + 3.250%, 3M LIBOR + 3.250%	4.25	6/28/2023	424,483	424,409	411,397

Total Bank Loans			72,622,688	72,552,095	65,330,037

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds — 42.8%*:

Aerospace and Defense — 2.3%*:
Global Aircraft Leasing Co. Ltd.(c)	6.50%	9/15/2024	2,000,000	$2,000,000	$1,340,000
Rolls-Royce plc(b)	3.38	6/18/2026	500,000	602,995	586,245
TransDigm, Inc.	5.50	11/15/2027	357,000	357,000	311,554
Triumph Group, Inc.	5.25	6/1/2022	875,000	873,621	748,125
Triumph Group, Inc.(c)	6.25	9/15/2024	308,000	308,000	261,800
Triumph Group, Inc.	7.75	8/15/2025	750,000	789,513	563,437

Total Aerospace and Defense			4,790,000	4,931,129	3,811,161

Automobile — 2.6%*:
AA Bond Co. Ltd.(b)	5.50	7/31/2043	1,300,000	1,654,688	1,368,884
Clarios Global LP/Clarios US Finance Co.(c)	8.50	5/15/2027	1,000,000	1,033,783	1,004,950
Ford Motor Co.	8.50	4/21/2023	569,000	567,203	601,717
Gates Global LLC/Gates Global Co.(c)	6.25	1/15/2026	550,000	526,287	540,375
RAC Bond Co. PLC(b)	5.00	11/6/2022	600,000	796,861	694,920

Total Automobile			4,019,000	4,578,822	4,210,846

Banking — 1.4%*:
Alpha Bank AE(b)	4.25	2/13/2030	275,000	301,895	259,190
India Infoline Finance Ltd.(b)	5.88	4/20/2023	805,000	803,531	636,331
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(b)	3.65	11/19/2029	700,000	770,700	688,143
Piraeus Bank SA(b)	5.50	2/19/2030	688,000	748,200	543,010
Piraeus Bank SA, 5 year EUR Swap + 9.952%(b)	9.75	6/26/2029	100,000	93,388	94,020

Total Banking			2,568,000	2,717,714	2,220,694

Beverage, Food and Tobacco — 2.6%*:
Boparan Finance PLC(b)	4.38	7/15/2021	250,000	248,229	254,025
Boparan Finance PLC(b)	5.50	7/15/2021	1,300,000	1,745,884	1,457,531
JBS USA Food Co.(c)	5.50	1/15/2030	586,000	585,456	600,650
JBS USA LUX SA/JBS USA Finance, Inc.(c)	5.75	6/15/2025	344,000	349,024	348,300
JBS USA LUX SA/JBS USA Finance, Inc.(c)	6.75	2/15/2028	500,000	500,000	528,130
MHP Lux SA(b)	6.25	9/19/2029	200,000	192,257	190,750
Sunshine Mid BV(b)	6.50	5/15/2026	850,000	1,013,691	943,038

Total Beverage, Food and Tobacco			4,030,000	4,634,541	4,322,424

Broadcasting and Entertainment — 2.4%*:
Banijay Group SAS(b)	6.50	3/1/2026	750,000	828,337	751,031
CSC Holdings LLC(c)	5.75	1/15/2030	455,000	472,332	473,883
Netflix, Inc.	3.63	6/15/2030	819,000	925,082	945,450
Outfront Media Capital LLC/Outfront Media Capital Corp.(c)	6.25	6/15/2025	298,000	298,000	299,952
Tele Columbus AG(b)	3.88	5/2/2025	900,000	968,338	940,369
Terrier Media Buyer, Inc.(c)	8.88	12/15/2027	376,000	376,000	360,490

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Broadcasting and Entertainment (Continued)
VTR Finance NV(b),(c)	6.88%		1/15/2024	224,000	$220,827	$229,134

Total Broadcasting and Entertainment				3,822,000	4,088,916	4,000,309

Buildings and Real Estate — 1.9%*:
Cemex SAB de CV(b)	7.38		6/5/2027	546,000	546,000	554,736
Kaisa Group Holdings Ltd.(b)	9.95		7/23/2025	1,000,000	1,000,188	915,000
Logan Property Holdings Co. Ltd.(b)	5.75		1/14/2025	750,000	750,000	745,965
Sunac China Holdings Ltd.(b)	6.50		1/10/2025	790,000	790,000	761,362
Ukraine Railways Via Shortline PLC(b)	9.88		9/15/2021	150,000	152,712	150,750

Total Buildings and Real Estate				3,236,000	3,238,900	3,127,813

Cargo Transport — 0.7%*:
Kenan Advantage Group, Inc. (The)(c)	7.88		7/31/2023	1,367,000	1,367,000	1,202,960

Chemicals, Plastics and Rubber — 0.9%*:
Braskem Idesa SAPI(b)	7.45		11/15/2029	750,000	747,547	702,187
Consolidated Energy Finance SA(a)	6.88		6/15/2025	874,000	891,480	742,900

Total Chemicals, Plastics and Rubber				1,624,000	1,639,027	1,445,087

Commercial Services — 0.6%*:
DP World Salaam, 5 year CMT + 5.750%(b)	6.00		12/31/2099	946,000	940,551	934,288

Containers, Packaging and Glass — 1.3%*:
Mauser Packaging Solutions Holding Co.	4.75		4/15/2024	950,000	1,094,838	1,035,330
Trident TPI Holdings, Inc.(c)	9.25		8/1/2024	1,125,000	1,147,632	1,153,125

Total Containers, Packaging and Glass				2,075,000	2,242,470	2,188,455

Diversified/Conglomerate Manufacturing — 0.5%*:
Amsted Industries, Inc.(c)	4.63		5/15/2030	422,000	422,000	417,303
Appvion ESC, 3M EURIBOR + 4.125%(a),(f)	9.00	(d)	6/1/2025	500,000	500,000	–
Fabric BC SpA, 3M EURIBOR + 4.125%(b)	4.13	(d)	11/30/2024	150,000	171,205	164,312
Mangrove Luxco III Sarl(b)	7.78		10/9/2025	300,000	314,376	302,343

Total Diversified/Conglomerate Manufacturing				1,372,000	1,407,581	883,958

Diversified/Conglomerate Service — 2.2%*:
Algeco Global Finance PLC(b)	6.50		2/15/2023	950,000	1,118,824	1,023,436
EIG Investors Corp.	10.88		2/1/2024	352,000	367,144	341,440
Iron Mountain, Inc.(c)	5.25		7/15/2030	554,000	552,502	545,690
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(c)	6.50		6/20/2027	237,000	234,038	237,593
Verisure Midholding AB(b)	5.75		12/1/2023	1,250,000	1,457,908	1,406,509

Total Diversified/Conglomerate Service				3,343,000	3,730,416	3,554,668

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Electronics — 1.0%*:
Veritas US, Inc./Veritas Bermuda Ltd.(c)	10.50%		2/1/2024	1,419,000	$1,444,705	$1,270,005
WESCO Distribution, Inc.(c)	7.13		6/15/2025	205,000	205,000	215,892
WESCO Distribution, Inc.(c)	7.25		6/15/2028	212,000	210,405	224,190

Total Electronics				1,836,000	1,860,110	1,710,087

Finance — 4.5%*:
Alliance Data Systems Corp.(c)	4.75		12/15/2024	1,500,000	1,501,672	1,350,000
Cabot Financial Luxembourg SA(b)	7.50		10/1/2023	650,000	888,844	805,371
Garfunkelux Holdco 3 S.A., 3M EURIBOR + 4.500%(b)	4.50	(d)	9/1/2023	200,000	216,282	194,069
Garfunkelux Holdco 3 S.A.(b)	8.50		11/1/2022	600,000	731,144	698,853
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	4.75		9/15/2024	1,040,000	1,049,755	977,808
Icahn Enterprises LP/Icahn Enterprises Finance Corp.	6.75		2/1/2024	1,162,000	1,162,000	1,170,715
Jerrold Finco PLC(b)	6.13		1/15/2024	650,000	822,993	770,953
Muthoot Finance Ltd.(b)	6.13		10/31/2022	685,000	685,000	692,706
Springleaf Finance Corp.	5.38		11/15/2029	438,000	438,000	409,530
Travelex Financing PLC(b),(f)	8.00		5/15/2022	1,050,000	1,178,948	277,832

Total Finance				7,975,000	8,674,638	7,347,837

Healthcare, Education and Childcare — 3.5%*:
Advanz Pharma Corp.(b)	8.00		9/6/2024	500,000	478,634	460,000
Bausch Health Americas., Inc.(c)	8.50		1/31/2027	415,000	421,301	440,419
Bausch Health Cos., Inc.(c)	9.00		12/15/2025	165,000	163,266	177,740
Bausch Health Cos., Inc.(c)	5.00		1/30/2028	204,000	204,000	192,064
Bausch Health Cos., Inc.(c)	5.25		1/30/2030	200,000	200,000	189,750
Centene Corp.	4.25		12/15/2027	285,000	282,750	294,094
Centene Corp.	4.63		12/15/2029	605,000	617,074	638,275
Cream Tech(b)	5.25		12/15/2025	450,000	514,174	490,831
Envision Healthcare Corp.(c)	8.75		10/15/2026	1,492,000	1,436,641	708,700
Nidda BondCo GmbH(b)	7.25		9/30/2025	500,000	586,152	571,614
Par Pharmaceutical, Inc.(c)	7.50		4/1/2027	708,000	708,000	726,550
Synlab Unsecured Bondco PLC(b)	8.25		7/1/2023	750,000	900,428	859,477

Total Healthcare, Education and Childcare				6,274,000	6,512,420	5,749,514

Home and Office Furnishings, Housewares, and Durable Consumer Products — 0.9%*:
LSF9 Balta Issuer Sarl(b)	7.75		9/15/2022	769,500	914,382	549,290
Resideo Funding, Inc.(c)	6.13		11/1/2026	1,000,000	999,582	977,500

Total Home and Office Furnishings, Housewares, and Durable Consumer Products				1,769,500	1,913,964	1,526,790

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Hotels, Motels, Inns and Gaming — 1.2%*:
Caesars Resort Collection LLC / CRC Finco, Inc.(c)	5.25%		10/15/2025	301,000	$270,128	$261,870
Colt Merger Sub, Inc.(c)	5.75		7/1/2025	214,000	214,000	215,220
ESH Hospitality, Inc.(c)	4.63		10/1/2027	396,000	396,000	370,755
Scientific Games International, Inc.(c)	8.63		7/1/2025	400,000	399,298	373,880
TVL Finance PLC, 3M GBP LIBOR + 5.375%(b)	6.04	(d)	7/15/2025	500,000	632,430	508,031
Wynn Macau Ltd.(b),(c)	5.13		12/15/2029	270,000	270,000	261,900

Total Hotels, Motels, Inns and Gaming				2,081,000	2,181,856	1,991,656

Leisure, Amusement, Entertainment — 1.2%*:
AMC Entertainment Holdings, Inc.	6.38		11/15/2024	1,300,000	1,680,338	573,858
Colt Merger Sub, Inc.(c)	6.25		7/1/2025	382,000	382,000	379,612
Colt Merger Sub, Inc.(c)	8.13		7/1/2027	279,000	279,000	269,584
CPUK Finance Ltd.(b)	4.25		2/28/2047	300,000	358,442	353,878
Live Nation Entertainment, Inc.(c)	6.50		5/15/2027	325,000	325,000	334,750

Total Leisure, Amusement, Entertainment				2,586,000	3,024,780	1,911,682

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.6%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(c)	9.00		2/15/2023	578,000	575,930	417,605
Briggs & Stratton Corp.(f)	6.88		12/15/2020	514,000	509,702	168,335
Clark Equipment Co.	5.88		6/1/2025	326,000	326,000	333,335

Total Machinery Non-Agriculture, Non-Construction, Non-Electronic				1,418,000	1,411,632	919,275

Mining, Steel, Iron and Non-Precious Metals — 3.4%*:
CSN Islands XI Corp.(b)	6.75		1/28/2028	1,081,000	1,081,000	925,606
First Quantum Minerals Ltd.(b),(c)	6.50		3/1/2024	1,606,000	1,564,739	1,515,662
Metinvest BV(b)	8.50		4/23/2026	200,000	212,675	195,040
Northwest Acquisitions ULC/Dominion Finco, Inc.(b),(c),(f)	7.13		11/1/2022	1,227,000	1,242,919	12,577
PT Bayan Resources Tbk(b)	6.13		1/24/2023	905,000	905,000	838,338
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.(c)	7.50		6/15/2025	608,000	601,806	513,882
Vedanta Resources Ltd.(b)	6.38		7/30/2022	1,075,000	538,382	814,984
Warrior Met Coal, Inc.(c)	8.00		11/1/2024	840,000	849,525	819,000

Total Mining, Steel, Iron and Non-Precious Metals				7,542,000	6,996,046	5,635,089

Oil and Gas — 2.9%*:
Cenovus Energy, Inc.(b)	6.75		11/15/2039	61,000	60,847	59,393
CVR Energy, Inc.(c)	5.25		2/15/2025	552,000	552,000	507,840
CVR Energy, Inc.(c)	5.75		2/15/2028	573,000	573,000	501,375
Hilcorp Energy I LP/Hilcorp Finance Co.(c)	6.25		11/1/2028	1,000,000	1,000,000	802,500

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Oil and Gas (Continued)
Jonah Energy LLC/Jonah Energy Finance Corp.(c)	7.25%		10/15/2025	891,000	$876,844	$109,148
Jupiter Resources, Inc.(a),(b)	10.00		1/31/2024	100,396	100,396	90,356
KCA Deutag UK Finance PLC(b),(c),(f)	9.63		4/1/2023	250,000	250,000	119,616
KCA Deutag UK Finance PLC(b),(c),(f)	9.88		4/1/2022	600,000	612,545	285,000
MV24 Capital BV(b)	6.75		6/1/2034	889,328	889,328	844,755
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	778,000	799,853	706,035
PT Medco Bell Pte Ltd.(b)	6.38		1/30/2027	435,000	429,278	370,031
Tullow Oil PLC(b)	6.25		4/15/2022	200,000	60,849	146,000
Tullow Oil PLC(b)	7.00		3/1/2025	300,000	91,152	188,250

Total Oil and Gas				6,629,724	6,296,092	4,730,299

Personal Transportation — 0.1%*:
Naviera Armas S.A., 3M EURIBOR + 6.500%(b)	6.50	(d)	7/31/2023	250,000	289,028	154,481

Personal, Food and Miscellaneous — 0.3%*:
Walnut Bidco PLC(b)	6.75		8/1/2024	397,000	441,643	423,193

Retail Stores — 0.4%*:
Arabian Centres Sukuk Ltd.(b)	5.38		11/26/2024	500,000	500,000	437,700
House of Fraser Funding PLC, 3M GBP LIBOR + 5.750%(b),(f)	5.89	(d)	9/15/2020	150,000	217,106	4,647
Takko Luxembourg 2 SCA, 3M USD LIBOR + 5.375%(b)	5.38	(d)	11/15/2023	200,000	246,982	116,844
Takko Luxembourg 2 SCA(b)	5.38		11/15/2023	350,000	376,952	167,120

Total Retail Stores				1,200,000	1,341,040	726,311

Telecommunications — 2.7%*:
C&W Senior Financing DAC(b)	6.88		9/15/2027	750,000	774,561	744,375
CommScope, Inc.(c)	7.13		7/1/2028	618,000	618,000	616,517
HTA Group Ltd.(b)	7.00		12/18/2025	623,000	619,524	629,230
Sprint Capital Corp.	6.88		11/15/2028	800,000	785,646	974,000
Sprint Capital Corp.	8.75		3/15/2032	500,000	609,195	715,625
VF Ukraine PAT via VFU Funding PLC(b)	6.20		2/11/2025	405,000	405,000	400,565
ViaSat, Inc.(c)	6.50		7/15/2028	327,000	327,000	327,069

Total Telecommunications				4,023,000	4,138,926	4,407,381

Utilities — 0.7%*:
Techem Verwaltungsgesellschaft 674 mbH(b)	6.00		7/30/2026	1,000,000	1,143,454	1,145,970

Total Corporate Bonds				78,173,224	81,742,696	70,282,228

Total Fixed Income				170,470,912	173,360,680	150,836,167

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Option — 0.5%*:

Put Option Purchased — 0.5%*:
S&P 500 Index Morgan Stanley & Co.	$2,800.00	12/18/2020	56	17,361,624	$739,568	$37,712	$777,280

Total Investments				207,302,098	175,694,976		152,186,861

Written Options* – (0.3%)							(439,208)

Other assets and liabilities – 7.6%*							12,392,139

Net Assets – 100.0%							$164,139,792

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(b)	Foreign security.

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	61.9%
United Kingdom	9.3%
Germany	6.0%
Netherlands	4.3%
France	2.3%
China	1.6%
India	1.4%
Ireland	1.2%
Brazil	1.2%
Sweden	1.1%
Canada	1.1%
Zambia	1.0%
Other (Individually less than 1%)	7.6%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.
(e)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(f)	Defaulted security.

See accompanying Notes to the Financial Statements.

Barings Global Credit Income Opportunities Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

A summary of outstanding derivatives at June 30, 2020 is as follows:

Written Options — (0.3)%*:
Put Options Written — (0.3)%*:
	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
S&P 500 Index	Morgan Stanley & Co.	$2,500.00	12/18/2020	(56)	(17,361,624)	$(420,757)	$(18,451)	$(439,208)

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED DEPRECIATION
7/14/20	Bank of America N.A.	EUR	3,190,442	$3,585,366	$3,601,013	$(15,647)
7/14/20	Citibank N.A.	GBP	872,653	1,081,385	1,109,089	(27,704)
7/14/20	Goldman Sachs & Co.	GBP	34,698	42,998	43,571	(573)
7/14/20	Bank of America N.A.	GBP	200,635	248,625	252,638	(4,013)

Net unrealized depreciation on forward foreign currency exchange contracts to buy						$(47,937)

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/14/20	Barclays Bank plc	EUR	29,449,332	$33,094,673	$33,327,464	$232,791
7/14/20	Barclays Bank plc	GBP	7,833,799	9,707,585	9,955,440	247,855
7/14/20	Bank of America N.A.	GBP	655,477	812,262	820,449	8,187
7/14/20	Goldman Sachs & Co.	GBP	172,646	213,942	220,185	6,243

Net unrealized appreciation on forward foreign currency exchange contracts to sell						$495,076

Currency Legend

EUR	Euro
GBP	British Pound Sterling

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 93.3%*:

Asset-Backed Securities — 39.3%*:

CDO/CLO — 4.8%*:
Avant Loans Funding Trust 2019-A(a)	3.48%		7/15/2022	397,722	$397,707	$398,334
Bain Capital Credit CLO 2020-2 Ltd., 3M USD LIBOR + 1.850%(a)	2.23	(b)	7/19/2031	2,250,000	2,250,000	2,252,356
Bain Capital Credit CLO Ltd. 2016-2, 3M USD LIBOR + 1.800%(a)	3.02	(b)	1/15/2029	1,500,000	1,500,000	1,459,388
Benefit Street Partners CLO X Ltd., 3M USD LIBOR + 1.750%(a)	2.97	(b)	1/15/2029	2,200,000	2,200,000	2,122,626
BlueMountain CLO 2013-1 Ltd., 3M USD LIBOR + 1.230%(a)	2.37	(b)	1/20/2029	2,476,745	2,476,745	2,448,582
CBAM 2018-6 Ltd., 3M USD LIBOR + 1.270%(a)	2.49	(b)	1/15/2031	2,500,000	2,500,000	2,457,677
CIFC Funding 2015-IV Ltd., 3M USD LIBOR + 1.850%(a)	2.99	(b)	10/20/2027	1,900,000	1,897,910	1,857,119
Elmwood CLO II Ltd., 3M USD LIBOR + 1.450%(a)	2.59	(b)	4/20/2031	1,650,000	1,650,000	1,635,449
FCI Funding 2019-1 LLC(a)	3.63		2/18/2031	455,436	455,364	458,937
GoldentTree Loan Management US CLO 1 Ltd., 3M USD LIBOR + 1.450%(a)	2.59	(b)	4/20/2029	1,250,000	1,250,000	1,220,755
KREF Ltd. 2018-FL1 AS, 1M USD LIBOR + 1.350%(a)	1.54	(b)	6/15/2036	2,380,000	2,380,000	2,326,107
Lunar AirCraft 2020-1 Ltd.(a)	3.38		2/15/2045	1,540,787	1,540,771	1,406,586
Magnetite XVIII Ltd., 3M USD LIBOR + 1.080%(a)	1.47	(b)	11/15/2028	355,000	354,224	349,779
Milos CLO Ltd., 3M USD LIBOR + 1.070%(a)	2.21	(b)	10/20/2030	2,100,000	2,100,000	2,049,560
Neuberger Berman CLO XX Ltd. 2015-20A BR, 3M USD LIBOR + 1.250%(a)	2.47	(b)	1/15/2028	2,600,000	2,589,854	2,509,369
Neuberger Berman Loan Advisers CLO 24 Ltd., 3M USD LIBOR + 1.500%(a)	2.64	(b)	4/19/2030	500,000	500,000	486,226
OCP CLO 2020-19 Ltd., 3M USD LIBOR + 1.750%(a)	2.07	(b)	7/20/2031	2,250,000	2,250,000	2,249,714
OCP CLO Ltd. 2015-8A A2AR, 3M USD LIBOR + 1.450%(a)	2.58	(b)	4/17/2027	900,000	900,000	885,708
Palmer Square CLO 2015-1 Ltd., 3M USD LIBOR + 1.650%(a)	2.02	(b)	5/21/2029	700,000	700,000	688,769
Recette Clo Ltd., 3M USD LIBOR + 1.700%(a)	2.84	(b)	10/20/2027	1,034,000	1,031,813	1,006,071
Rockford Tower CLO 2017-1 Ltd., 3M USD LIBOR + 1.450%(a)	2.67	(b)	4/15/2029	850,000	850,000	817,449
Rockford Tower CLO 2017-2 Ltd., 3M USD LIBOR + 1.500%(a)	2.72	(b)	10/15/2029	1,250,000	1,250,000	1,200,531
Rockford Tower CLO Ltd. 2017-3, 3M USD LIBOR + 1.190%(a)	2.33	(b)	10/20/2030	1,750,000	1,740,091	1,708,693
RR 3 Ltd. Series 2018-3 A A1R2, 3M USD LIBOR + 1.090%(a)	2.31	(b)	1/15/2030	1,625,000	1,619,579	1,586,871
Salem Fields CLO Ltd. 2016-2, 3M USD LIBOR + 1.150%(a)	2.14	(b)	10/25/2028	2,000,000	1,999,047	1,969,008

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

CDO/CLO (Continued)
Treman Park CLO Ltd. 2015-1A ARR, 3M USD LIBOR + 1.070%(a)	2.21	(b) %	10/20/2028	1,170,000	$1,170,000	$1,156,167

Total CDO/CLO				39,584,690	39,553,105	38,707,831

Other Asset-Backed Securities — 34.5%*:
321 Henderson Receivables II LLC 2006-3A A1, 1M USD LIBOR + 0.200%(a)	0.38	(b)	9/15/2041	96,979	94,539	92,123
AASET 2017-1 Trust(a)	3.97		5/16/2042	724,903	725,477	611,118
AASET 2020-1 Trust(a)	4.34		1/16/2040	783,605	783,589	415,504
AASET US Ltd. 2018-2 A(a)	4.45		11/18/2038	1,678,220	1,688,640	1,496,527
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.68	(b)	7/25/2058	100,000	86,827	87,322
AccessLex Institute 2002-A A2, 28 Day ARS	1.96	(b)	9/25/2037	400,000	392,512	394,432
AccessLex Institute 2004-A A3, 28 Day ARS	1.70	(b)	7/1/2039	250,000	245,642	246,402
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	1,126,466	1,140,887	1,145,138
American Credit Acceptance Receivables Trust 2017-4 C(a)	2.94		1/10/2024	22,041	22,040	22,041
American Credit Acceptance Receivables Trust 2019-1(a)	3.50		4/14/2025	2,650,000	2,649,608	2,690,920
AmeriCredit Automobile Receivables Trust 2019-3	2.58		9/18/2025	2,120,000	2,119,646	2,018,107
AmeriCredit Automobile Receivables Trust 2020-1	1.80		12/18/2025	4,547,000	4,546,028	4,204,854
Arbys Funding LLC 2015-1A A2(a)	4.97		10/30/2045	76,400	76,400	77,848
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2004-W10 M1, 1M USD LIBOR + 0.900%	1.08	(b)	10/25/2034	199,057	183,369	182,526
ARI Fleet Lease Trust 2016-A A3(a)	2.11		7/15/2024	16,782	16,781	16,790
Ascentium Equipment Receivables 2019-2(a)	3.78		5/10/2027	2,647,000	2,646,247	2,644,966
Avis Budget Rental Car Funding AESOP LLC(a)	3.02		8/20/2026	5,598,000	5,595,709	5,030,001
Avis Budget Rental Car Funding AESOP LLC(a)	4.15		9/20/2023	1,200,000	1,225,168	1,125,113
Avis Budget Rental Car Funding AESOP LLC(a)	4.53		3/20/2023	2,607,000	2,667,361	2,448,321
Avis Budget Rental Car Funding AESOP LLC(a)	4.73		9/20/2024	2,080,000	2,174,102	1,953,945
Bank of The West Auto Trust 2019-1(a)	2.90		4/15/2025	1,062,000	1,061,734	1,090,708
BRE Grand Islander Timeshare Issuer LLC 2017-1A A(a)	2.94		5/25/2029	133,570	133,544	134,117
BRE Grand Islander Timeshare Issuer LLC 2017-1A B(a)	3.24		5/25/2029	109,999	109,986	107,879
BRE Grand Islander Timeshare Issuer LLC 2019-A(a)	3.78		9/26/2033	1,076,422	1,076,386	1,063,506
CAL Funding III Ltd.(a)	4.34		9/25/2043	478,500	478,448	484,690
Canadian Pacer Auto Receivables Trust 2018-2(a),(c)	3.63		1/19/2024	470,000	469,984	480,906
Capital Automotive LLC 2017-1A A1(a)	3.87		4/15/2047	291,722	291,642	290,686
Carmax Auto Owner Trust 2019-2	3.41		10/15/2025	615,000	614,969	596,584

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Carmax Auto Owner Trust 2019-4	2.80%		4/15/2026	5,159,000	$5,222,462	$4,807,758
CARS-DB4 LP(a)	4.17		2/15/2050	2,189,000	2,188,068	1,927,290
Carvana Auto Receivables Trust 2019-4(a)	3.07		7/15/2025	3,547,000	3,546,956	3,492,747
Castlelake Aircraft Securitization Trust 2018-1(a)	4.13		6/15/2043	2,011,011	2,012,044	1,867,299
Castlelake Aircraft Securitization Trust 2019-1A(a)	3.97		4/15/2039	1,146,785	1,152,416	1,003,136
Castlelake Aircraft Securitization Trust 2019-1A(a)	5.10		4/15/2039	824,562	832,531	459,199
Centex Home Equity Loan Trust 2006-A AV4, 1M USD LIBOR + 0.250%	0.43	(b)	6/25/2036	31,254	30,641	30,666
Chase Education Loan Trust, 3M USD LIBOR + 0.220%	0.53	(b)	6/28/2040	609,633	577,936	509,740
CLI Funding V LLC(a)	3.38		10/18/2029	1,809,096	1,803,840	1,793,911
CLI Funding V LLC 2013-1A(a)	2.83		3/18/2028	1,386,520	1,364,246	1,380,811
CLI Funding V LLC 2013-2A(a)	3.22		6/18/2028	585,259	580,143	582,490
CLI Funding V LLC 2014-1A A(a)	3.29		6/18/2029	3,984,924	3,986,155	3,967,734
CLI Funding VI LLC(a)	3.71		5/18/2044	1,003,707	1,003,707	1,005,933
CLI Funding VI LLC 2017-1A A(a)	3.62		5/18/2042	1,350,224	1,352,839	1,349,441
CNH Equipment Trust 2020-A	2.30		10/15/2027	974,000	973,656	975,571
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	1.83	(b)	11/26/2046	875,985	877,011	823,477
College Avenue Student Loans LLC(a)	3.81		12/28/2048	1,351,000	1,350,875	1,305,052
College Avenue Student Loans LLC 2018-A, 1M USD LIBOR + 1.200%(a)	1.38	(b)	12/26/2047	859,990	859,990	802,819
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	1.71	(b)	1/15/2037	136,628	122,249	114,624
Commonbond Student Loan Trust 2017-A-GS(a)	3.47		5/25/2041	964,432	951,520	1,008,816
Commonbond Student Loan Trust 2017-A-GS(a)	5.28		5/25/2041	128,976	128,961	139,394
Commonbond Student Loan Trust 2018-A-GS(a)	3.82		2/25/2044	82,546	82,528	81,024
Commonbond Student Loan Trust 2018-BGS(a)	4.12		9/25/2045	97,727	97,714	96,705
Commonbond Student Loan Trust 2018-C-GS(a)	4.35		2/25/2046	81,249	81,241	78,562
Commonbond Student Loan Trust 2019-A-GS(a)	3.04		1/25/2047	2,310,419	2,309,842	2,226,933
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	29,516	28,417	29,390
DB Master Finance LLC(a)	3.79		5/20/2049	939,897	939,898	969,513
DB Master Finance LLC(a)	4.02		5/20/2049	1,110,607	1,110,608	1,155,087
DB Master Finance LLC(a)	4.03		11/20/2047	977,500	945,823	1,029,910
Diamond Resorts Owner Trust 2016-1 A(a)	3.08		11/20/2028	215,633	215,633	215,683

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Diamond Resorts Owner Trust 2018-1(a)	3.70%		1/21/2031	299,772	$299,772	$303,946
Diamond Resorts Owner Trust 2019-1(a)	2.89		2/20/2032	1,514,772	1,514,581	1,509,754
Domino’s Pizza Master Issuer LLC(a)	4.12		7/25/2048	648,450	648,450	688,890
Domino’s Pizza Master Issuer LLC 2017-1 A(a)	3.08		7/25/2047	3,612,375	3,548,050	3,647,043
DRB Prime Student Loan Trust 2016-R A2(a)	3.07		10/25/2044	775,404	774,060	784,328
Drive Auto Receivables Trust	3.66		11/15/2024	381,427	381,378	385,057
Drive Auto Receivables Trust 2019-4	2.70		2/16/2027	1,983,000	1,982,956	1,982,703
DT Auto Owner Trust 2019-1(a)	3.61		11/15/2024	1,460,000	1,459,881	1,472,643
Earnest Student Loan Program 2017-A LLC(a)	3.59		1/25/2041	643,812	643,348	653,443
ECMC Group Student Loan Trust 2018-2, 1M USD LIBOR + 0.800%(a)	0.98	(b)	9/25/2068	816,127	816,127	788,706
EdLinc Student Loan Funding Trust 2017-A A, 1M USD LIBOR – 1.150%(a)	3.60	(b)	12/1/2047	1,039,824	1,032,922	1,026,223
Educational Funding of the South, Inc., 3M USD LIBOR + 0.650%	1.64	(b)	4/25/2035	1,041,457	1,036,377	1,006,974
EDvestinU Private Education Loan Issue No 1 LLC(a)	3.58		11/25/2038	1,582,395	1,582,131	1,604,825
Elara HGV Timeshare Issuer 2016-A LLC(a)	3.22		4/25/2028	540,999	536,461	530,557
Elara HGV Timeshare Issuer LLC 2014-A B(a)	3.02	(d)	2/25/2027	8,752	8,701	8,638
Elara HGV Timeshare Issuer LLC 2016-A A(a)	2.73		4/25/2028	784,590	772,469	780,663
Elara HGV Timeshare Issuer LLC 2017-A(a)	2.96		3/25/2030	1,260,496	1,251,795	1,231,625
Elara HGV Timeshare Issuer LLC 2017-A A(a)	2.69		3/25/2030	226,462	226,446	225,539
Elara HGV Timeshare Issuer LLC 2019-A(a)	3.45		1/25/2034	2,552,128	2,551,532	2,347,262
ELFI Graduate Loan Program LLC 2018-A(a)	4.00		8/25/2042	413,992	406,293	411,258
Exeter Automobile Receivables Eart 2019 1A(a)	4.13		12/16/2024	7,435,000	7,708,498	7,682,378
Exeter Automobile Receivables Trust 2019-3(a)	3.11		8/15/2025	1,545,000	1,544,709	1,540,130
First Franklin Mortgage Loan Trust 2004-FFH4 M5, 1M USD LIBOR + 1.575%	1.76	(b)	1/25/2035	59,481	59,714	59,170
Flagship Credit Auto Trust 2017-4(a)	3.58		1/15/2024	3,500,000	3,570,446	3,579,209
Flagship Credit Auto Trust 2019-1(a)	3.60		2/18/2025	2,175,000	2,176,391	2,124,469
Ford Credit Auto Owner Trust 2020-REV1(a)	2.54		8/15/2031	5,053,000	5,052,408	5,112,003
Global SC Finance II SRL 2014-1A A1(a),(c)	3.19		7/17/2029	126,583	126,563	126,061
Goal Capital Funding Trust 2010-1 A, 3M USD LIBOR + 0.700%(a)	1.06	(b)	8/25/2048	113,267	109,065	111,328
Goal Structured Solution Trust 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.68	(b)	9/25/2043	100,000	77,569	92,134
Goodgreen 2019-2(a)	2.76		10/15/2054	2,211,194	2,211,194	2,190,911
Goodgreen Trust 2016-1 A(a)	3.23		10/15/2052	709,694	701,495	723,009
Goodgreen Trust 2018-1A A(a)	3.93		10/15/2053	3,125,143	3,160,074	3,250,599
Goodgreen Trust 2019-1(a)	3.86		10/15/2054	2,630,595	2,631,059	2,754,314
HERO Funding Trust 2015-1A A(a)	3.84		9/21/2040	463,788	471,618	493,456
HERO Funding Trust 2016-4A A1(a)	3.57		9/20/2047	208,741	208,662	218,564
HERO Funding Trust 2017-2A A1(a)	3.28		9/20/2048	77,695	77,686	80,248
HERO Funding Trust 2017-2A A2(a)	4.07		9/20/2048	61,046	62,488	64,289
HERO Funding Trust 2017-3A A1(a)	3.19		9/20/2048	519,069	518,902	531,048

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
HERO Funding Trust 2018-1(a)	4.67%		9/20/2048	818,438	$834,770	$875,527
Hertz Fleet Lease Funding LP(a)	3.44		1/10/2033	2,625,000	2,624,604	2,336,048
Hertz Vehicle Financing II LP(a)	3.29		7/25/2022	1,000,000	991,760	947,785
Hertz Vehicle Financing II LP(a)	3.56		10/25/2021	2,300,000	2,290,998	2,200,228
Hertz Vehicle Financing II LP(a)	3.60		2/25/2024	3,200,000	3,265,568	3,061,884
Hertz Vehicle Financing II LP(a)	4.39		2/25/2024	3,000,000	2,650,207	2,682,416
Hertz Vehicle Financing LLC 2018-3(a)	4.37		7/25/2024	620,000	621,082	594,625
Higher Education Funding I 2004-1 B1, 28 Day ARS(a)	3.48	(b)	1/1/2044	950,000	838,597	777,211
Hilton Grand Vacations Trust 2017-AA B(a)	2.96	(d)	12/26/2028	497,110	498,437	467,618
Hilton Grand Vacations Trust 2018-A(a)	3.54		2/25/2032	266,435	266,429	270,302
Hilton Grand Vacations Trust 2019-A(a)	2.84		7/25/2033	2,200,967	2,200,967	2,010,426
Hilton Grand Vacations Trust 2020-A(a)	4.22		2/25/2039	2,920,730	2,920,677	2,950,679
Horizon Aircraft Finance I Ltd. 2018-1 A(a)	4.46		12/15/2038	444,111	444,102	400,685
KDAC Aviation Finance Ltd.(a)	4.21		12/15/2042	1,016,691	1,013,935	862,353
Kestrel Aircraft Funding Ltd.(a),(c)	4.25		12/15/2038	3,468,836	3,533,707	2,896,505
Laurel Road Prime Student Loan Trust 2017-B(a)	2.77		8/25/2042	3,483,584	3,538,417	3,559,123
Laurel Road Prime Student Loan Trust 2017-B CFX(a)	3.61		8/25/2042	235,506	235,473	233,142
Laurel Road Prime Student Loan Trust 2017-C B(a)	2.95		11/25/2042	271,253	271,154	268,820
Laurel Road Prime Student Loan Trust 2019-A(a)	3.00		10/25/2048	687,875	687,817	682,145
Lendmark Funding Trust 2018-1(a)	3.81		12/21/2026	630,000	629,973	629,835
MACH 1 Cayman 2019-1 Ltd.(a)	3.47		10/15/2039	1,476,854	1,476,807	1,219,793
Mariner Finance Issuance Trust 2018-A(a)	4.20		11/20/2030	1,848,000	1,847,879	1,826,333
Marlette Funding Trust 2019-1(a)	3.44		4/16/2029	391,245	391,237	387,559
Marlette Funding Trust 2019-2(a)	3.13		7/16/2029	590,146	590,094	577,512
Marlette Funding Trust 2019-2(a)	3.53		7/16/2029	976,000	975,827	973,627
Mosaic Solar Loan Trust 2018-2-GS(a)	4.20		2/22/2044	449,175	449,106	464,691
Mosaic Solar Loans LLC 2017-1A A(a)	4.45		6/20/2042	67,298	67,280	68,657
Navient Private Education Loan Trust 2018-B, 1M USD LIBOR + 0.720%(a)	0.90	(b)	12/15/2059	319,565	319,565	305,149
Navient Student Loan Trust 2015-1 B, 1M USD LIBOR + 1.500%	1.68	(b)	7/25/2052	1,100,000	1,095,946	1,040,055
Navient Student Loan Trust 2016-5A A, 1M USD LIBOR + 1.250%(a)	1.43	(b)	6/25/2065	801,374	804,718	784,999
Navient Student Loan Trust 2016-6 A3, 1M USD LIBOR + 1.300%(a)	1.48	(b)	3/25/2066	550,000	550,000	510,438
Navient Student Loan Trust 2018-1A A3, 1M USD LIBOR + 0.720%(a)	0.90	(b)	3/25/2067	1,600,000	1,600,000	1,428,149
Navient Student Loan Trust 2018-2, 1M USD LIBOR + 0.750%(a)	0.93	(b)	3/25/2067	1,360,000	1,360,000	1,287,366
Navient Student Loan Trust 2018-3, 1M USD LIBOR + 0.800%(a)	0.98	(b)	3/25/2067	1,600,000	1,600,000	1,579,416

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Navient Student Loan Trust 2019-2, 1M USD LIBOR + 1.000%(a)	1.18	(b) %	2/27/2068	2,516,000	$2,516,000	$2,369,520
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 0.950%(a)	1.13	(b)	5/25/2024	1,108,000	1,108,000	1,091,524
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.050%(a)	1.23	(b)	9/25/2023	300,000	300,000	297,768
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.450%(a)	1.63	(b)	5/25/2024	1,018,000	1,018,000	1,002,390
Navistar Financial Dealer Note Master Owner Trust II, 1M USD LIBOR + 1.550%(a)	1.73	(b)	9/25/2023	520,000	520,000	515,462
Nelnet Private Education Loan Trust 2016-A A1A, 1M USD LIBOR + 1.750%(a)	1.93	(b)	12/26/2040	114,575	114,575	114,868
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	137,508	137,413	140,266
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	1.19	(b)	1/25/2038	965,091	910,351	828,846
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	0.55	(b)	6/25/2041	1,610,451	1,509,356	1,331,281
Nelnet Student Loan Trust 2007-2, 28 Day ARS(a)	2.97	(b)	6/25/2035	2,000,000	1,976,047	1,758,782
Nelnet Student Loan Trust 2012-4, 1M USD LIBOR + 1.000%(a)	1.18	(b)	7/26/2049	900,000	870,034	818,452
Nelnet Student Loan Trust 2018-3, 1M USD LIBOR + 0.750%(a)	0.93	(b)	9/27/2066	1,300,000	1,300,000	1,243,728
Nelnet Student Loan Trust 2019-2, 1M USD LIBOR + 0.900%(a)	1.08	(b)	6/27/2067	958,013	958,013	937,214
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T2(a)	3.06		8/15/2053	785,000	784,729	746,737
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3(a)	2.71		9/15/2052	1,370,000	1,370,000	1,341,974
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T3(a)	3.06		9/15/2052	2,300,000	2,300,000	2,214,669
New Residential Advance Receivables Trust Advance Receivables Backed 2019-T4(a)	2.80		10/15/2051	2,956,000	2,956,000	2,630,840
NorthStar Student Loan Trust III 2016-1 A, 1M USD LIBOR + 1.250%(a)	1.43	(b)	5/27/2036	96,149	92,577	92,074
NovaStar Mortgage Funding Trust 2004-4 M5, 1M USD LIBOR + 1.725%	1.91	(b)	3/25/2035	208,156	208,156	205,364
NP SPE II LLC(a)	2.57		9/20/2049	734,746	734,746	727,948
NP SPE II LLC 2017-1A A1(a)	3.37		10/21/2047	337,810	337,810	344,435
OneMain Financial Issuance Trust 2019-2(a)	3.14		10/14/2036	5,800,000	5,797,528	5,815,420
OneMain Financial Issuance Trust 2019-2(a)	3.66		10/14/2036	2,400,000	2,399,498	2,028,136
Orange Lake Timeshare Trust 2016-A A(a)	2.61		3/8/2029	732,509	719,871	710,394
Orange Lake Timeshare Trust 2016-A B(a)	2.91		3/8/2029	296,887	293,382	254,106
Orange Lake Timeshare Trust 2018-A(a)	3.74		11/8/2030	577,082	586,550	524,478

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
Orange Lake Timeshare Trust 2019-A(a)	4.93%		4/9/2038	1,977,917	$1,977,522	$1,816,977
Oscar US Funding X LLC(a),(c)	3.27		5/11/2026	2,240,000	2,239,681	2,329,430
Oxford Finance Funding 2020-1 LLC(a)	3.10		2/15/2028	1,296,000	1,296,000	1,311,716
Oxford Finance Funding LLC 2016-1A A(a)	3.97		6/17/2024	31,555	31,555	31,696
Pennsylvania Higher Education Assistance Agency, 28 day ARS	1.69	(b)	10/25/2042	950,000	937,271	919,268
Pioneer Aircraft Finance Ltd.(a),(c)	3.97		6/15/2044	970,050	970,050	833,955
Popular ABS Mortgage Pass-Through Trust 2006-B A3, 1M USD LIBOR + 0.280%	0.46	(b)	5/25/2036	12,805	12,375	12,716
Santander Revolving Auto Loan Trust 2019-A(a)	2.80		1/26/2032	687,000	686,709	658,563
Santander Revolving Auto Loan Trust 2019-A(a)	3.00		1/26/2032	439,000	438,862	436,072
Santander Revolving Auto Loan Trust 2019-A(a)	3.45		1/26/2032	867,000	866,958	862,539
SBA Tower Trust(a)	2.84		1/15/2025	5,300,000	5,300,000	5,358,702
SBA Tower Trust(a)	3.87		10/15/2049	1,300,000	1,304,952	1,372,842
Sierra Receivables Funding Co LLC 2017-1A A(a)	2.91		3/20/2034	311,590	312,445	309,821
Sierra Receivables Funding Co LLC 2018-1AB	4.24		4/20/2035	1,458,651	1,474,920	1,424,464
Sierra Timeshare 2016-2 Receivables Funding LLC(a)	2.78		7/20/2033	199,333	197,695	198,703
Sierra Timeshare 2018-2 Receivables Funding LLC(a)	3.94		6/20/2035	250,127	250,064	236,677
Sierra Timeshare 2018-3 Receivables Funding LLC(a)	5.20		9/20/2035	418,475	422,586	402,869
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	3.77		1/20/2036	1,019,449	1,024,270	948,837
Sierra Timeshare 2019-1 Receivables Funding LLC(a)	4.75		1/20/2036	1,354,037	1,355,801	1,262,187
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	3.00		8/20/2036	3,869,665	3,869,307	3,494,724
Sierra Timeshare 2019-3 Receivables Funding LLC(a)	4.18		8/20/2036	1,886,286	1,886,513	1,717,310
Sierra Timeshare Receivables Funding LLC 2015 3A B(a)	3.08		9/20/2032	29,824	29,652	29,646
Sierra Timeshare Receivables Funding LLC 2019-2(a)	3.12		5/20/2036	235,826	235,809	214,547
Sierra Timeshare Receivables Funding LLC 2019-2(a)	4.54		5/20/2036	1,764,352	1,769,692	1,627,840
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	0.59	(b)	2/15/2045	589,109	533,652	504,666
SLC Student Loan Trust 2006-1, 3M USD LIBOR + 0.210%	0.52	(b)	3/15/2055	2,071,084	1,930,494	1,788,343

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SLC Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.230%	0.54	(b) %	12/15/2039	1,549,630	$1,446,387	$1,360,916
SLM Student Loan Trust 2003-11, 3M USD LIBOR + 0.650%	0.96	(b)	12/15/2038	872,633	831,480	774,294
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.600%(a)	1.59	(b)	10/25/2065	1,600,000	1,595,831	1,507,596
SLM Student Loan Trust 2003-14 A6, 3M USD LIBOR + 0.300%	1.29	(b)	7/25/2025	25,071	24,489	24,852
SLM Student Loan Trust 2003-4 B, 3M USD LIBOR + 0.650%	0.96	(b)	6/15/2038	337,448	323,568	303,789
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	1.49	(b)	7/25/2039	484,709	462,029	435,487
SLM Student Loan Trust 2004-8, 3M USD LIBOR + 0.460%	1.45	(b)	1/25/2040	1,014,293	963,497	890,442
SLM Student Loan Trust 2005-4 B, 3M USD LIBOR + 0.180%	1.17	(b)	7/25/2055	648,125	579,796	571,850
SLM Student Loan Trust 2005-5, 3M USD LIBOR + 0.250%	1.24	(b)	10/25/2040	650,047	611,479	565,068
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	1.28	(b)	1/25/2044	1,897,091	1,775,068	1,484,216
SLM Student Loan Trust 2005-9, 3M USD LIBOR + 0.300%	1.29	(b)	1/25/2041	750,598	718,715	652,958
SLM Student Loan Trust 2006-2(e)	Zero Coupon		1/25/2041	3,956	1,621,960	2,021,728
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	1.20	(b)	10/25/2040	509,937	456,068	467,958
SLM Student Loan Trust 2006-7 B, 3M USD LIBOR + 0.200%	1.19	(b)	1/27/2042	488,905	455,644	417,053
SLM Student Loan Trust 2006-9 A5, 3M USD LIBOR + 0.100%	1.09	(b)	1/26/2026	16,064	15,792	15,661
SMB Private Education Loan Trust 2014-A(a)	4.00		9/15/2042	1,250,000	1,271,133	1,239,281
SMB Private Education Loan Trust 2014-A A2B, 1M USD LIBOR + 1.150%(a)	1.33	(b)	5/15/2026	181,266	182,235	181,266
SMB Private Education Loan Trust 2015-A A2B, 1M USD LIBOR + 1.000%(a)	1.18	(b)	6/15/2027	34,084	33,690	33,125
SMB Private Education Loan Trust 2015-A A3, 1M USD LIBOR + 1.500%(a)	1.68	(b)	2/17/2032	900,000	917,927	894,248
SMB Private Education Loan Trust 2015-C(a)	4.50		9/17/2046	1,710,000	1,753,651	1,637,490
SMB Private Education Loan Trust 2015-C A3, 1M USD LIBOR + 1.950%(a)	2.13	(b)	8/16/2032	700,000	727,341	710,273
SMB Private Education Loan Trust 2016-B A2B, 1M USD LIBOR + 1.450%(a)	1.63	(b)	2/17/2032	71,704	71,705	71,550
SMB Private Education Loan Trust 2016-C A2B, 1M USD LIBOR + 1.100%(a)	1.28	(b)	9/15/2034	171,603	171,603	169,923
SoFi Alternative Trust 2019-C(a),(e)	4.85		1/25/2045	3,338,621	3,451,708	3,625,946

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
SoFi Consumer Loan Program 2020-1 Trust(a)	2.94%		1/25/2029	4,000,000	$3,999,330	$3,150,395
SoFi Consumer Loan Program LLC 2016-1A A(a)	3.26		8/25/2025	175,202	175,633	176,069
SoFi Consumer Loan Program LLC 2016-2A A(a)	3.09		10/27/2025	9,676	9,675	9,649
SoFi Consumer Loan Program LLC 2017-2 A(a)	3.28		2/25/2026	67,364	67,290	67,291
SoFi Consumer Loan Program LLC 2017-3 A(a)	2.77		5/25/2026	152,072	152,072	152,823
SoFi Consumer Loan Program Trust 2019-3(a)	3.89		5/25/2028	2,766,000	2,767,906	2,775,713
SoFi Professional Loan Program 2017-C LLC(a)	4.21		7/25/2040	2,410,000	2,521,446	2,413,090
SoFi Professional Loan Program 2018-A LLC(a),(e)	Zero Coupon		2/25/2042	1,372,500	1,019,293	661,977
SoFi Professional Loan Program 2018-B Trust(a),(e)	Zero Coupon		8/26/2047	1,265,700	716,868	499,066
SoFi Professional Loan Program 2018-D Trust(a),(e)	Zero Coupon		2/25/2048	1,887,200	693,389	459,911
SoFi Professional Loan Program 2019-A LLC(a),(e)	Zero Coupon		6/15/2048	3,522,900	1,091,642	864,872
SoFi Professional Loan Program 2019-A LLC(a)	4.11		6/15/2048	870,000	876,505	888,652
SoFi Professional Loan Program LLC 2015-C A2(a)	2.51		8/25/2033	15,017	14,953	14,685
SoFi Professional Loan Program LLC 2016-B A1, 1M USD LIBOR + 1.200%(a)	1.38	(b)	6/25/2033	154,403	155,996	153,634
SoFi Professional Loan Program LLC 2016-D A1, 1M USD LIBOR + 0.950%(a)	1.13	(b)	1/25/2039	32,250	32,250	32,250
SoFi Professional Loan Program LLC 2017-D R1(a)	Zero Coupon		9/25/2040	1,233,700	750,338	428,168
Store Master Funding I-VII A3(a)	4.40		10/20/2048	1,884,167	1,903,397	1,847,931
Taco Bell Funding LLC 2016-1A A23(a)	4.97		5/25/2046	1,188,250	1,227,053	1,234,914
Taco Bell Funding LLC 2018-1A A2I(a)	4.32		11/25/2048	4,659,050	4,716,211	4,758,195
TAL Advantage LLC 2017-1A A(a)	4.50		4/20/2042	488,057	493,530	492,823
TAL Advantage V LLC(a)	3.33		5/20/2039	804,517	799,556	799,569
Textainer Marine Containers VII Ltd.(a)	4.11		7/20/2043	646,500	639,199	655,314
TLF National Tax Lien Trust 2017-1(a)	3.09		12/15/2029	1,205,362	1,199,199	1,213,115
Trafigura Securitisation Finance plc 2018-1, 1M USD LIBOR + 0.730%(a),(c)	0.91	(b)	3/15/2022	1,820,000	1,816,095	1,815,166
Trafigura Securitisation Finance plc 2018-1(a),(c)	4.29		3/15/2022	1,800,000	1,799,939	1,793,162
Trinity Rail Leasing 2019 LLC(a)	3.82		4/17/2049	2,183,222	2,182,153	2,226,146
Trinity Rail Leasing LP(a)	3.82		6/17/2048	799,263	798,980	802,481

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued)

Other Asset-Backed Securities (Continued)
TRIP Rail Master Funding LLC 2011-1A A2(a)	6.02%		7/15/2041	1,248,118	$1,327,761	$1,286,227
TRIP Rail Master Funding LLC 2017-1A A1(a)	2.71		8/15/2047	88,577	88,576	88,618
Triton Container Finance V LLC(a)	3.95		3/20/2043	271,250	271,075	270,491
VSE 2018-A Voi Mortgage LLC(a)	4.02		2/20/2036	272,665	272,632	248,255
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	1.29	(b)	10/25/2040	547,400	505,465	500,132
Welk Resorts LLC 2017-AA B(a)	3.41		6/15/2033	678,063	681,383	653,503
Westgate Resorts LLC 2017-1A A(a)	3.05		12/20/2030	167,047	167,047	166,468
Westgate Resorts LLC 2018-1(a)	3.38		12/20/2031	386,097	385,507	379,578
Westlake Automobile Receivables Trust 2019-3(a)	3.59		3/17/2025	2,182,000	2,181,670	2,161,299
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	1,094,187	1,109,109	826,023

Total Other Asset-Backed Securities				292,526,142	288,723,009	276,884,698

Total Asset-Backed Securities				332,110,832	328,276,114	315,592,529

Corporate Bonds — 39.6%*:

Advertising — 0.1%*:
Interpublic Group of Cos., Inc. (The)	3.75		10/1/2021	820,000	821,517	850,151

Agriculture — 1.6%*:
BAT Capital Corp.(c)	3.22		8/15/2024	3,115,000	3,142,918	3,336,121
Bunge Ltd. Finance Corp.	3.00		9/25/2022	1,840,000	1,825,278	1,917,721
Bunge Ltd. Finance Corp.	3.50		11/24/2020	1,520,000	1,523,511	1,534,366
Imperial Brands Finance plc(a),(c)	3.13		7/26/2024	1,917,000	1,935,580	1,990,890
Imperial Brands Finance plc(a),(c)	3.50		2/11/2023	1,347,000	1,350,800	1,397,489
Reynolds American, Inc.	4.00		6/12/2022	2,170,000	2,178,273	2,292,583

Total Agriculture				11,909,000	11,956,360	12,469,170

Auto Manufacturers — 1.8%*:
Ford Motor Credit Co. LLC, 3M USD LIBOR + 1.235%	1.63	(b)	2/15/2023	985,000	985,000	881,684
Ford Motor Credit Co. LLC, 3M USD LIBOR + 0.810%	2.18	(b)	4/5/2021	1,135,000	1,135,000	1,089,335
Ford Motor Credit Co. LLC	3.09		1/9/2023	1,860,000	1,864,936	1,771,650
Ford Motor Credit Co. LLC	3.35		11/1/2022	2,075,000	2,075,942	1,987,393
Ford Motor Credit Co. LLC	5.09		1/7/2021	350,000	350,135	349,668
General Motors Financial Co., Inc.	3.25		1/5/2023	4,615,000	4,575,993	4,715,540
Hyundai Capital America(a)	2.38		2/10/2023	1,920,000	1,928,815	1,934,364
Hyundai Capital America(a),(c)	2.85		11/1/2022	1,320,000	1,319,879	1,346,954
Nissan Motor Acceptance Corp.(a),(c)	1.90		9/14/2021	670,000	668,618	657,883

Total Auto Manufacturers				14,930,000	14,904,318	14,734,471

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Beverages — 0.2%*:
Bacardi Ltd.(a),(c)	4.45%		5/15/2025	319,000	$336,986	$348,988
Molson Coors Beverage Co.	2.10		7/15/2021	325,000	324,364	328,990
Molson Coors Beverage Co.	3.50		5/1/2022	1,089,000	1,083,790	1,136,284

Total Beverages				1,733,000	1,745,140	1,814,262

Chemicals — 1.7%*:
DuPont de Nemours, Inc.	4.49		11/15/2025	2,960,000	3,261,495	3,404,604
Huntsman International LLC	5.13		11/15/2022	4,730,000	4,848,021	5,010,492
RPM International, Inc.	3.45		11/15/2022	1,155,000	1,160,067	1,192,114
Sherwin-Williams Co. (The)	2.75		6/1/2022	90,000	89,336	92,955
Syngenta Finance NV(a),(c)	3.93		4/23/2021	500,000	500,693	504,867
Syngenta Finance NV(a),(c)	4.44		4/24/2023	3,170,000	3,283,687	3,327,083

Total Chemicals				12,605,000	13,143,299	13,532,115

Commercial Banks — 8.5%*:
ABN AMRO Bank NV(a),(c)	4.75		7/28/2025	1,840,000	2,037,333	2,027,824
Banco Santander SA(c)	2.75		5/28/2025	1,600,000	1,600,000	1,658,104
Banco Santander SA(c)	3.50		4/11/2022	2,400,000	2,405,981	2,496,075
Bank of America Corp., 3M USD LIBOR + 0.930%	2.82	(b),(d)	7/21/2023	7,545,000	7,520,408	7,836,905
Bank of Nova Scotia (The)(c)	4.50		12/16/2025	1,795,000	1,955,611	2,039,489
Barclays Bank plc, 3M USD LIBOR + 1.380%(c)	1.77	(b)	5/16/2024	1,235,000	1,229,309	1,223,706
Barclays Bank plc(a),(c)	10.18		6/12/2021	3,435,000	3,670,940	3,714,591
BPCE SA(a),(c)	5.70		10/22/2023	3,525,000	3,944,499	3,928,063
Citigroup, Inc.	4.40		6/10/2025	3,500,000	3,825,422	3,919,318
Credit Suisse AG(a),(c)	6.50		8/8/2023	3,720,000	4,069,073	4,055,767
Danske Bank A/S(a),(c)	5.00		1/12/2022	1,990,000	2,058,135	2,090,714
Discover Bank	4.20		8/8/2023	2,185,000	2,235,820	2,385,939
First Horizon National Corp.	3.50		12/15/2020	2,170,000	2,172,116	2,186,934
Goldman Sachs Group, Inc. (The)	3.20		2/23/2023	1,855,000	1,901,587	1,968,255
Goldman Sachs Group, Inc. (The)	4.25		10/21/2025	5,770,000	6,515,256	6,495,240
HSBC Holdings plc(c)	4.25		3/14/2024	3,615,000	3,809,963	3,900,361
Mitsubishi UFJ Financial Group, Inc.(c)	2.67		7/25/2022	2,580,000	2,549,029	2,681,755
Morgan Stanley, SOFRRATE + 1.990%	2.19	(b)	4/28/2026	1,795,000	1,795,000	1,868,970
Morgan Stanley	4.10		5/22/2023	1,785,000	1,899,404	1,929,082
Morgan Stanley MTN	3.75		2/25/2023	1,886,000	1,938,535	2,035,355
Sumitomo Mitsui Financial Group, Inc.(c)	1.47		7/8/2025	1,440,000	1,440,000	1,441,763
Sumitomo Mitsui Financial Group, Inc.	2.45		9/27/2024	2,025,000	2,025,000	2,124,082
Sumitomo Mitsui Financial Group, Inc.(c)	3.75		7/19/2023	1,110,000	1,165,531	1,202,302
Synchrony Bank	3.00		6/15/2022	1,680,000	1,642,477	1,715,367
UBS Group AG(a),(c)	4.13		9/24/2025	1,500,000	1,645,951	1,700,182

Total Commercial Banks				63,981,000	67,052,380	68,626,143

Commercial Services — 0.3%*:
ADT Security Corp. (The)	6.25		10/15/2021	2,080,000	2,164,457	2,132,000

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Construction Materials — 0.1%*:
Masco Corp.	3.50%		4/1/2021	590,000	$591,333	$598,134

Diversified Financial Services — 3.7%*:
AerCap Ireland Capital DAC / AerCap Global Aviation Trust(c)	2.88		8/14/2024	4,960,000	4,965,204	4,656,894
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.50		9/15/2023	1,095,000	1,088,047	1,095,128
Aircastle Ltd.	5.00		4/1/2023	4,431,000	4,583,058	4,317,228
Antares Holdings LP(a)	6.00		8/15/2023	2,160,000	2,218,998	2,071,853
Athene Global Funding(a)	2.75		6/25/2024	4,355,000	4,360,956	4,417,272
Avolon Holdings Funding Ltd.(a),(c)	2.88		2/15/2025	1,470,000	1,468,400	1,233,562
Brookfield Finance LLC(c)	4.00		4/1/2024	2,275,000	2,341,528	2,466,862
Genpact Luxembourg Sarl	3.70		4/1/2022	2,175,000	2,184,717	2,233,256
Lazard Group LLC	3.75		2/13/2025	3,430,000	3,654,849	3,641,872
LeasePlan Corp. NV(a),(c)	2.88		10/24/2024	1,125,000	1,122,785	1,150,329
Synchrony Financial	2.85		7/25/2022	2,510,000	2,512,592	2,552,882

Total Diversified Financial Services				29,986,000	30,501,134	29,837,138

Electric — 1.1%*:
Ameren Corp.	2.50		9/15/2024	1,320,000	1,319,630	1,398,797
Ameren Corp.	2.70		11/15/2020	760,000	760,934	764,651
Enel Finance International NV(a),(c)	2.88		5/25/2022	1,050,000	1,048,749	1,086,065
Entergy Corp.	4.00		7/15/2022	750,000	763,766	796,033
Entergy Texas, Inc.	2.55		6/1/2021	460,000	459,974	467,092
Pacific Gas and Electric Co.	1.75		6/16/2022	2,720,000	2,719,840	2,724,352
Puget Energy, Inc.	6.00		9/1/2021	1,275,000	1,316,392	1,344,969

Total Electric				8,335,000	8,389,285	8,581,959

Electronics — 0.1%*:
FLIR Systems, Inc.	3.13		6/15/2021	855,000	860,160	868,958

Healthcare-Products — 0.2%*:
Becton Dickinson and Co., 3M USD LIBOR + 0.875%	1.18	(b)	12/29/2020	1,826,000	1,825,708	1,826,118

Home Builders — 0.3%*:
Lennar Corp.	4.75		4/1/2021	2,650,000	2,673,401	2,682,012

Household Products/Wares — 0.3%*:
Church & Dwight Co., Inc.	2.88		10/1/2022	2,360,000	2,347,470	2,466,897

Housewares — 0.6%*:
Newell Brands, Inc.	4.35		4/1/2023	4,379,000	4,462,740	4,509,494

Insurance — 2.9%*:
American International Group, Inc.	2.50		6/30/2025	565,000	564,405	598,104
American International Group, Inc.	3.75		7/10/2025	2,600,000	2,748,735	2,877,267

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Insurance (Continued)
AmTrust Financial Services, Inc.	6.13%	8/15/2023	3,245,000	$3,317,373	$3,010,841
Athene Global Funding(a)	2.50	1/14/2025	1,610,000	1,612,809	1,607,461
CNA Financial Corp.	5.75	8/15/2021	1,191,000	1,224,506	1,255,218
Enstar Group Ltd.(c)	4.50	3/10/2022	2,750,000	2,778,340	2,786,091
Equitable Holdings, Inc.	3.90	4/20/2023	368,000	381,440	393,906
Jackson National Life Global Funding(a)	2.50	6/27/2022	2,475,000	2,467,054	2,553,262
Lincoln National Corp.	4.00	9/1/2023	472,000	478,398	513,902
Lincoln National Corp.	4.20	3/15/2022	725,000	743,759	767,801
Trinity Acquisition PLC	3.50	9/15/2021	2,662,000	2,667,679	2,727,223
Unum Group	3.88	11/5/2025	2,625,000	2,694,964	2,725,377
Unum Group	4.50	3/15/2025	1,100,000	1,094,313	1,181,516
Willis Towers Watson PLC	5.75	3/15/2021	370,000	376,077	381,818

Total Insurance			22,758,000	23,149,852	23,379,787

Investment Company Security — 1.5%*:
Ares Capital Corp.	4.20	6/10/2024	4,940,000	5,031,556	5,058,223
BlackRock TCP Capital Corp.	3.90	8/23/2024	3,630,000	3,593,901	3,543,097
BlackRock TCP Capital Corp.	4.13	8/11/2022	1,140,000	1,137,787	1,142,859
TPG Specialty Lending, Inc.	3.88	11/1/2024	2,660,000	2,637,392	2,653,528

Total Investment Company Security			12,370,000	12,400,636	12,397,707

Iron/Steel — 0.2%*:
Steel Dynamics, Inc.	2.40	6/15/2025	710,000	707,331	731,228
Steel Dynamics, Inc.	2.80	12/15/2024	1,070,000	1,069,281	1,113,564

Total Iron/Steel			1,780,000	1,776,612	1,844,792

IT Services — 1.3%*:
Dell International LLC/EMC Corp.(a)	4.00	7/15/2024	2,472,000	2,541,661	2,664,701
Dell International LLC/EMC Corp.(a)	5.85	7/15/2025	1,155,000	1,298,173	1,327,326
Genpact Luxembourg Sarl	3.38	12/1/2024	2,080,000	2,086,532	2,146,434
Leidos Holdings, Inc.	4.45	12/1/2020	2,275,000	2,280,508	2,268,459
Leidos, Inc.(a)	2.95	5/15/2023	1,635,000	1,628,713	1,703,179

Total IT Services			9,617,000	9,835,587	10,110,099

Lodging — 0.7%*:
Las Vegas Sands Corp.	3.20	8/8/2024	4,595,000	4,607,447	4,579,144
Marriott International, Inc.	5.75	5/1/2025	679,000	678,974	737,637

Total Lodging			5,274,000	5,286,421	5,316,781

Machinery-Diversified — 0.3%*:
CNH Industrial Capital LLC	1.95	7/2/2023	515,000	511,756	518,380
CNH Industrial Capital LLC	3.88	10/15/2021	1,110,000	1,116,037	1,137,607
CNH Industrial NV(c)	4.50	8/15/2023	900,000	909,463	966,893

Total Machinery-Diversified			2,525,000	2,537,256	2,622,880

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Media — 0.4%*:
Discovery Communications LLC	2.95%		3/20/2023	1,178,000	$1,191,180	$1,237,590
Sirius XM Radio, Inc.(a)	3.88		8/1/2022	1,898,000	1,896,882	1,912,444

Total Media				3,076,000	3,088,062	3,150,034

Mining — 1.0%*:
Glencore Finance Canada Ltd.(a),(c)	4.25		10/25/2022	484,000	496,432	511,660
Glencore Funding LLC(a),(c)	3.00		10/27/2022	730,000	728,957	750,885
Glencore Funding LLC(a),(c)	4.13		5/30/2023	1,880,000	1,915,342	2,009,775
Kinross Gold Corp.	5.13		9/1/2021	1,365,000	1,392,865	1,402,788
Kinross Gold Corp.(c)	5.95		3/15/2024	2,785,000	2,898,260	3,130,578

Total Mining				7,244,000	7,431,856	7,805,686

Oil and Gas — 1.1%*:
Continental Resources, Inc.	5.00		9/15/2022	988,000	992,469	970,710
EQT Corp.	3.00		10/1/2022	3,185,000	3,130,400	2,962,050
EQT Corp.	6.13		2/1/2025	1,420,000	1,420,000	1,415,058
Newfield Exploration Co.	5.63		7/1/2024	2,205,000	2,420,142	2,106,984
Valero Energy Corp.	2.70		4/15/2023	1,630,000	1,628,312	1,691,169

Total Oil and Gas				9,428,000	9,591,323	9,145,971

Packaging and Containers — 0.3%*:
Graphic Packaging International, Inc.	4.75		4/15/2021	2,696,000	2,719,680	2,729,700

Pharmaceuticals — 1.1%*:
AbbVie, Inc.(a)	3.80		3/15/2025	1,925,000	2,078,492	2,135,817
Cardinal Health, Inc., 3M USD LIBOR + 0.770%	1.08	(b)	6/15/2022	3,085,000	3,084,723	3,079,652
Mylan, Inc.(a)	3.13		1/15/2023	1,920,000	1,884,686	2,017,889
Teva Pharmaceutical Finance Netherlands III B.V.(c)	2.20		7/21/2021	1,008,000	983,665	987,477
Upjohn, Inc.(a)	1.65		6/22/2025	960,000	957,898	978,845

Total Pharmaceuticals				8,898,000	8,989,464	9,199,680

Pipelines — 1.8%*:
Energy Transfer Partners LP	4.20		9/15/2023	4,765,000	4,837,213	5,062,825
EnLink Midstream Partners LP	4.40		4/1/2024	2,020,000	2,013,017	1,677,610
EQM Midstream Partners LP	4.75		7/15/2023	2,250,000	2,291,708	2,265,142
MPLX LP, 3M USD LIBOR + 1.100%	1.41	(b)	9/9/2022	3,955,000	3,955,000	3,889,386
Plains All American Pipeline LP / PAA Finance Corp.	3.85		10/15/2023	1,644,000	1,691,927	1,704,852

Total Pipelines				14,634,000	14,788,865	14,599,815

Real Estate Investment Trusts — 1.2%*:
CubeSmart LP	4.38		12/15/2023	1,339,000	1,413,246	1,461,664
Essex Portfolio LP	3.50		4/1/2025	515,000	540,043	561,459

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Real Estate Investment Trusts (Continued)
Essex Portfolio LP	3.88%	5/1/2024	654,000	$689,361	$711,535
Service Properties Trust	4.35	10/1/2024	2,175,000	2,254,647	1,960,336
Tanger Properties LP	3.75	12/1/2024	725,000	740,978	703,729
Tanger Properties LP	3.88	12/1/2023	1,890,000	1,922,210	1,857,138
VEREIT Operating Partnership LP	4.60	2/6/2024	2,140,000	2,222,639	2,283,181

Total REITS			9,438,000	9,783,124	9,539,042

Retail — 1.7%*:
Advance Auto Parts, Inc.	4.50	12/1/2023	2,157,000	2,242,816	2,340,103
Dollar Tree, Inc.	3.70	5/15/2023	3,170,000	3,177,213	3,397,366
O’Reilly Automotive, Inc.	3.80	9/1/2022	284,000	284,400	298,277
O’Reilly Automotive, Inc.	3.85	6/15/2023	3,389,000	3,440,605	3,567,995
QVC, Inc.	4.38	3/15/2023	3,660,000	3,632,441	3,659,634

Total Retail			12,660,000	12,777,475	13,263,375

Semiconductors — 0.4%*:
Microchip Technology, Inc.	3.92	6/1/2021	1,435,000	1,435,475	1,462,967
NXP BV/NXP Funding LLC(a)	4.13	6/1/2021	1,670,000	1,677,890	1,719,824

Total Semiconductors			3,105,000	3,113,365	3,182,791

Telecommunications — 1.4%*:
AT&T, Inc.	3.40	5/15/2025	1,845,000	1,938,479	2,027,579
Qwest Corp.	6.75	12/1/2021	2,480,000	2,602,314	2,620,880
Sprint Communications, Inc.	9.25	4/15/2022	1,005,000	1,097,990	1,110,525
T-Mobile USA, Inc.(a)	1.50	2/15/2026	1,825,000	1,821,944	1,824,872
Telefonaktiebolaget LM Ericsson(c)	4.13	5/15/2022	3,450,000	3,466,001	3,612,150

Total Telecommunications			10,605,000	10,926,728	11,196,006

Transportation — 0.7%*:
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	2.70	3/14/2023	410,000	405,561	419,616
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	3.30	4/1/2021	240,000	241,251	243,317
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	3.38	2/1/2022	830,000	832,387	851,437
Penske Truck Leasing Co. LP/PTL Finance Corp.(a)	4.88	7/11/2022	1,040,000	1,059,155	1,107,814
Ryder System, Inc.	2.50	9/1/2022	26,000	25,400	26,769
Ryder System, Inc.	3.40	3/1/2023	330,000	327,521	346,160
Ryder System, Inc.	3.75	6/9/2023	1,085,000	1,108,342	1,157,810
Ryder System, Inc.	3.88	12/1/2023	392,000	400,145	422,268
Ryder System, Inc. MTN	2.25	9/1/2021	635,000	633,714	643,465

Total Transportation			4,988,000	5,033,476	5,218,656

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued)

Trucking and Leasing — 0.8%*:
DAE Funding LLC(a),(c)	4.00%		8/1/2020	726,000	$726,458	$720,555
Park Aerospace Holdings Ltd.(a),(c)	5.25		8/15/2022	6,270,000	6,428,903	5,885,480

Total Trucking and Leasing				6,996,000	7,155,361	6,606,035

Venture Capital — 0.2%*:
Hercules Capital, Inc.	4.63		10/23/2022	1,625,000	1,620,602	1,565,540

Total Corporate Bonds				308,756,000	315,444,447	318,403,399

Mortgage-Backed Securities — 13.7%*:
Angel Oak Mortgage Trust 2019-3(a)	3.24	(f)	5/25/2059	2,523,269	2,523,240	2,490,345
Angel Oak Mortgage Trust 2019-6(a)	3.39	(f)	11/25/2059	3,250,000	3,250,000	3,123,072
Angel Oak Mortgage Trust LLC(a)	3.90	(f)	11/25/2047	2,250,000	2,250,000	2,131,623
BAMLL Commercial Mortgage Securities Trust 2018-DSNY, 1M USD LIBOR + 1.350%(a)	1.53	(b)	9/15/2034	270,000	270,000	244,268
BAMLL Commercial Mortgage Securities Trust 2019-BPR(a)	4.02	(f)	11/5/2032	3,420,000	3,439,915	3,091,281
BHMS, 1M USD LIBOR + 1.500%(a)	1.68	(b)	7/15/2035	1,800,000	1,800,000	1,660,238
BHMS 2018-ATLS, 1M USD LIBOR + 1.250%(a)	1.43	(b)	7/15/2035	2,750,000	2,750,000	2,605,434
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 1.800%(a)	1.98	(b)	10/15/2036	1,149,347	1,149,347	1,103,184
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	2.18	(b)	10/15/2036	3,701,222	3,710,215	3,557,106
BX Commercial Mortgage Trust 2020-BXLP, 1M USD LIBOR + 1.600%(a)	1.78	(b)	12/15/2036	5,417,000	5,416,385	5,186,487
CAMB Commercial Mortgage Trust 2019-LIFE, 1M USD LIBOR + 2.150%(a)	2.33	(b)	12/15/2037	1,499,283	1,499,283	1,429,523
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.03	(f)	7/25/2049	1,524,656	1,523,923	1,518,101
Citigroup Mortgage Loan Trust 2019-IMC1(a)	3.17	(f)	7/25/2049	3,101,000	3,100,423	2,825,247
COMM 2015-CCRE22 Mortgage Trust	3.93	(f)	3/10/2048	1,650,000	1,640,465	1,701,584
COMM 2015-DC1 Mortgage Trust	4.04	(f)	2/10/2048	1,087,775	1,110,542	1,095,636
COMM 2016-CR28 Mortgage Trust	3.76	(f)	2/10/2049	2,250,000	2,479,907	2,505,623
COMM Mortgage Trust 2014-UBS2 B	4.70	(f)	3/10/2047	600,000	641,738	623,321
Connecticut Avenue Securities Trust 2019-R02, 1M USD LIBOR + 2.300%(a)	2.48	(b)	8/25/2031	8,351,060	8,329,407	8,221,193
Connecticut Avenue Securities Trust 2019-R03, 1M USD LIBOR + 2.150%(a)	2.33	(b)	9/25/2031	1,540,766	1,550,125	1,522,543
Credit Suisse Mortgage Capital Certificates 2019-ICE4, 1M USD LIBOR + 1.600%(a)	1.78	(b)	5/15/2036	960,000	960,000	930,012
Deephave Residential Mortgage Trust 2019-2(a)	3.92	(f)	4/25/2059	672,000	672,000	652,401

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Deephaven Residential Mortgage Trust 2018-1(a)	2.98	(f) %	12/25/2057	384,448	$379,979	$388,147
Deephaven Residential Mortgage Trust 2018-1(a)	3.03	(f)	12/25/2057	328,804	328,800	327,902
Deephaven Residential Mortgage Trust 2018-2(a)	3.68	(f)	4/25/2058	697,692	697,684	695,565
Deephaven Residential Mortgage Trust 2018-3(a)	3.96	(f)	8/25/2058	659,548	658,702	666,198
Deephaven Residential Mortgage Trust 2018-4(a)	4.29	(f)	10/25/2058	925,687	925,687	931,567
Deephaven Residential Mortgage Trust 2019-4(a)	3.48	(f)	10/25/2059	4,400,000	4,399,950	4,213,252
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 1.500%	1.00	(b)	6/25/2050	9,400,000	9,400,000	9,400,000
FWD Securitization Trust 2020-INV1(a)	2.85	(f)	1/25/2050	1,804,000	1,803,912	1,654,405
GS Mortgage Securities Trust 2016-GS2	4.68	(f)	5/10/2049	1,000,000	1,049,847	912,302
JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11	3.96	(f)	4/15/2046	1,015,000	1,002,835	735,640
JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ, 1M USD LIBOR + 1.000%(a)	1.18	(b)	6/15/2032	6,585,003	6,582,152	6,190,285
JP Morgan Mortgage Trust 2017-6 A5(a)	3.50	(f)	12/25/2048	480,035	486,109	487,351
JP Morgan Mortgage Trust 2018-1(a)	3.50	(f)	6/25/2048	398,797	401,945	403,679
KNDL 2019-KNSQ Mortgage Trust, 1M USD LIBOR + 1.800%(a)	1.98	(b)	5/15/2036	865,000	865,000	831,532
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C7	3.77	(f)	2/15/2046	1,340,000	1,371,001	1,321,530
Morgan Stanley Capital I Trust 2012-STAR(a)	4.06	(f)	8/5/2034	1,300,000	1,300,473	1,265,371
MSCG Trust 2018-SELF, 1M USD LIBOR + 1.180%(a)	1.36	(b)	10/15/2037	165,000	165,000	157,139
New Residential Mortgage Loan Trust 2019-A1(a)	3.60	(f)	4/25/2049	534,795	534,795	547,502
New Residential Mortgage Loan Trust 2019-A3(a)	3.75	(f)	4/25/2049	1,830,029	1,830,029	1,859,032
New Residential Mortgage Loan Trust 2019-NQM1(a)	3.93	(f)	1/25/2049	1,647,420	1,647,499	1,622,276
New Residential Mortgage Loan Trust 2020-NQM1(a)	3.21	(f)	1/26/2060	2,252,000	2,252,000	2,007,107
OBX 2020-INV1 Trust(a)	3.50	(f)	12/25/2049	3,017,600	3,072,311	3,076,824
PNMAC GMSR Issuer Trust 2018-GT1, 1M USD LIBOR + 2.850%(a)	3.03	(b)	2/25/2023	470,000	470,000	460,634
PSMC Trust(a)	3.50	(f)	2/25/2048	629,266	628,515	637,150
PSMC Trust 2018-2(a)	3.50	(f)	6/25/2048	484,904	477,270	491,600
Sequoia Mortgage Trust 2015-1(a)	2.50	(f)	1/25/2045	211,224	208,117	211,499
Sequoia Mortgage Trust 2018-5(a)	3.50	(f)	5/25/2048	413,894	409,496	419,627
Sequoia Mortgage Trust 2018-7(a)	4.00	(f)	9/25/2048	132,334	132,973	133,296

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Mortgage-Backed Securities (Continued)
Sequoia Mortgage Trust 2019-1(a)	4.00	(f) %	2/25/2049	172,135	$173,707	$173,670
Shellpoint Co-Originator Trust 2016-1 2A3(a)	3.00	(f)	10/25/2031	454,570	458,531	464,473
Starwood Mortgage Residential Trust 2019-INV1(a)	2.92	(f)	9/27/2049	2,073,266	2,073,266	2,034,090
Starwood Mortgage Residential Trust 2020-1(a)	2.88	(f)	2/25/2050	4,700,000	4,699,872	4,154,824
TIAA Bank Mortgage Loan Trust 2018-2(a)	3.50	(f)	7/25/2048	246,149	243,857	248,136
Verus Securitization Trust 2018-INV2(a)	4.71	(f)	10/25/2058	2,501,899	2,546,963	2,535,427
Verus Securitization Trust 2019-4(a)	3.21	(f)	11/25/2059	1,750,000	1,750,000	1,654,103
Verus Securitization Trust 2019-INV2(a)	3.22	(f)	7/25/2059	2,116,671	2,116,645	2,115,424
Verus Securitization Trust 2019-INV3(a)	3.28	(f)	11/25/2059	1,462,000	1,461,966	1,395,092
Verus Securitization Trust 2020-1(a)	3.02	(f)	1/25/2060	4,646,000	4,646,000	4,320,767
Wells Fargo Mortgage Backed Securities 2019-1 Trust(a)	4.00	(f)	11/25/2048	257,384	259,231	258,039

Total Mortgage-Backed Securities				113,519,932	113,979,034	109,620,679

U.S. Treasury & Government Agencies — 0.7%*:
U.S. Treasury Bonds(g)	8.00		11/15/2021	5,000,000	5,414,793	5,537,500

Total Fixed Income				759,386,764	763,114,388	749,154,107

	COUNTERPARTY	STRIKE PRICE	EXPIRATION DATE	CONTRACTS	NOTIONAL	COST	UNREALIZED VALUE	FAIR VALUE
Purchased Options — 0.1%*:

Call Option Purchased — 0.0%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	$2.44	12/13/2032	1,958,250	1,958,250	98,255	206,191	304,446

Put Options Purchased — 0.1%*:
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	2.94	12/13/2032	22,790,000	22,790,000	1,143,488	(505,675)	637,813
OTC – BCM Swaption	JPMorgan Chase Bank N.A.	3.11	1/31/2033	7,500,000	7,500,000	358,500	(166,293)	192,207

Total Put Options				30,290,000	30,290,000	1,501,988	(671,968)	830,020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Short-Term Investments — 6.8%*:

Commercial Paper — 6.8%*:

Beverages — 0.6%*:
Keurig Dr Pepper, Inc.	0.49	7/13/2020	5,000,000	4,999,200	4,999,200

Chemicals — 1.5%*:
DuPont de Nemours, Inc.	0.41	8/19/2020	3,000,000	2,998,367	2,998,367
DuPont de Nemours, Inc.	0.52	8/13/2020	3,000,000	2,998,172	2,998,172

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Commercial Paper (Continued)

Chemicals (Continued)
EI Dupont	0.83%	12/2/2020	6,000,000	$5,978,953	$5,978,953

Total Chemicals			12,000,000	11,975,492	11,975,492

Electric — 0.7%*:
Agilent Technologies, Inc.	0.24	7/2/2020	5,000,000	4,999,967	4,999,967

Electronics — 0.4%*:
Daimler AG(c)	1.73%	9/29/2020	$3,000,000	$2,987,250	$2,987,250

Entertainment — 0.6%*:
Fidelity National Information Services	0.25	7/10/2020	5,000,000	4,999,688	4,999,688

Machinery-Constr&Mining — 0.6%*:
Parker-Hannfin Corp.	0.38	8/18/2020	5,000,000	4,997,533	4,997,533

Oil and Gas — 0.6%*:
FMC Technology, Inc.	2.24	7/15/2020	5,000,000	4,995,722	4,995,722

Oil and Gas Services — 0.6%*:
Enbridge, Inc.	0.53	7/29/2020	5,000,000	4,997,978	4,997,978

Packaging and Containers — 0.6%*:
Bemis Co., Inc.	0.41	7/15/2020	5,000,000	4,999,222	4,999,222

Utility — 0.6%*:
Entergy Corp.	0.71	9/15/2020	5,000,000	4,992,611	4,992,611

Total Commercial Paper			55,000,000	54,944,663	54,944,663

Total Short-Term Investments			55,000,000	54,944,663	54,944,663

Total Investments			846,635,014	819,659,294	805,233,236

Other assets and liabilities – (0.2%)*					(1,736,231)

Net Assets – 100.0%					$803,497,005

MTN	Medium Term Note
OTC	Over the Counter
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.
(c)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	88.5%
Ireland	2.4%
United Kingdom	2.0%
Switzerland	1.6%
Japan	1.0%
Canada	1.0%
Other (Individually less than 1%)	3.5%

Total	100.0%

(d)	Variable Rate is Fixed to Float: Rate remains fixed until designated future date.
(e)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(f)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.
(g)	All or a portion of this security is held for open swaps collateral.

A summary of outstanding derivatives at June 30, 2020 is as follows:

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED DEPRECIATION
Short Futures
90 Day Euro Futures	09/14/20	6	(1,462,778)	Short	$ (1,496,025)	$(33,247)
90 Day Euro Futures	12/14/20	5	(1,218,919)	Short	(1,246,375)	(27,456)
90 Day Euro Futures	03/15/21	5	(1,219,356)	Short	(1,247,500)	(28,144)
90 Day Euro Futures	09/13/21	9	(2,195,180)	Short	(2,246,063)	(50,883)
90 Day Euro Futures	03/14/22	8	(1,950,670)	Short	(1,996,400)	(45,730)
90 Day Euro Futures	09/19/22	7	(1,706,137)	Short	(1,746,151)	(40,014)
90 Day Euro Futures	03/13/23	6	(1,461,503)	Short	(1,495,800)	(34,297)
90 Day Euro Futures	12/18/23	8	(1,946,870)	Short	(1,991,700)	(44,830)
90 Day Euro Futures	12/16/24	22	(5,347,294)	Short	(5,466,451)	(119,157)
U.S. 10-Year Ultra Bond	09/21/20	84	(13,192,362)	Short	(13,228,687)	(36,325)
U.S. 2-Year Treasury Note	09/30/20	787	(173,777,533)	Short	(173,791,735)	(14,202)
U.S. 5-Year Treasury Note	09/30/20	1,604	(201,139,190)	Short	(201,690,470)	(551,280)

Total Short Futures						$(1,025,565)

See accompanying Notes to the Financial Statements.

Barings Active Short Duration Bond Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Centrally Cleared Credit Default Swaps – Buy Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT (2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE (3)	UNREALIZED DEPRECIATION
CDX.NA.IG.34†	1.00%	3M	6/20/2025	3,300,000	3,300,000	$10,685	$(39,784)	$(50,469)
CDX.NA.IG.34†	1.00%	3M	6/20/2025	4,400,000	4,400,000	17,574	(53,046)	(70,620)

Total Centrally Cleared Credit Default Swaps – Buy Protection						$28,259	$(92,830)	$(121,089)

(1)

Represents an investment grade index of single name credit default swaps (CDS). All of the companies underlying the single name CDS within the index are rated investment grade or higher. Rating represents a weighted average of the credit ratings of all the companies underlying the single name CDS within the index.

(2)	The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.
(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

†	Payment is based on a percentage of the index. Reference entities are a number of individual issuers comprising the index.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 98.8%*:

Asset-Backed Securities — 45.4%*:

CDO/CLO — 27.2%*:
Allegro CLO X Ltd., 3M USD LIBOR + 2.750%(a)	3.89	(b)%	4/20/2032	500,000	$500,000	$484,623
Anchorage Capital CLO Ltd. 2016-9A CR, 3M USD LIBOR + 2.850%(a)	4.07	(b)	7/15/2032	500,000	500,000	487,651
Ares CLO Ltd. 2019-53A C, 3M USD LIBOR + 2.650%(a)	3.67	(b)	4/24/2031	500,000	500,000	491,535
Ares LV CLO Ltd. 2020-55A B, 3M USD LIBOR + 2.500%(a),(c)	2.87	(b)	4/15/2031	750,000	750,000	751,849
Avery Point VII CLO Ltd., 3M USD LIBOR + 3.600%(a)	4.82	(b)	1/15/2028	500,000	500,000	464,432
Ballyrock CLO 2016-1 Ltd., 3M USD LIBOR + 3.500%(a)	4.72	(b)	10/15/2028	500,000	500,000	478,725
Ballyrock CLO 2019-2 Ltd., 3M USD LIBOR + 4.100%(a)	4.48	(b)	11/20/2030	500,000	500,000	489,136
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.050%(a)	3.19	(b)	4/20/2032	500,000	500,000	489,376
CBAM Ltd. 2019-10, 3M USD LIBOR + 2.750%(a)	3.89	(b)	4/20/2032	500,000	500,000	494,193
Crestline Denali CLO XIV Ltd., 3M USD LIBOR + 1.800%(a)	2.84	(b)	10/23/2031	250,000	250,000	233,951
Denali Capital CLO XI Ltd., 3M USD LIBOR + 1.650%(a)	2.79	(b)	10/20/2028	550,000	549,515	523,218
Eaton Vance CLO Ltd. 2013-1, 3M USD LIBOR + 2.800%(a)	4.02	(b)	1/15/2028	500,000	500,000	488,026
Eaton Vance CLO Ltd. 2019-1, 3M USD LIBOR + 1.950%(a)	3.17	(b)	4/15/2031	500,000	500,000	490,346
Elmwood CLO II Ltd., 3M USD LIBOR + 2.900%(a)	4.04	(b)	4/20/2031	750,000	750,000	735,754
Elmwood CLO II Ltd., 3M USD LIBOR + 3.950%(a)	5.09	(b)	4/20/2031	500,000	500,000	498,421
KKR Financial CLO Ltd. 25 C, 3M USD LIBOR + 2.750%(a)	3.97	(b)	4/15/2032	500,000	500,000	489,570
KREF 2018-FL1 Ltd., 1M USD LIBOR + 1.100%(a),(c)	1.29	(b)	6/15/2036	400,000	385,323	394,675
KREF Ltd. 2018-FL1, 1M USD LIBOR + 2.550%(a)	2.74	(b)	6/15/2036	420,000	423,324	397,862
Magnetite XXVI Ltd. 2020-26A B, 3M USD LIBOR + 2.400%(a),(c)	2.60	(b)	7/15/2030	750,000	750,000	749,910
OCP CLO 2020-19 Ltd., 3M USD LIBOR + 2.500%(a),(c)	2.82	(b)	7/20/2031	500,000	500,000	499,935
TICP CLO VI Ltd. 2016-2, 3M USD LIBOR + 3.300%(a)	4.52	(b)	1/15/2029	500,000	500,000	482,928
Verde CLO, 3M USD LIBOR + 1.900%(a)	3.12	(b)	4/15/2032	500,000	500,000	486,817

Total CDO/CLO				11,370,000	11,358,162	11,102,933

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued):

Other Asset-Backed Securities — 18.2%*:
Aaset 2019-1 Trust(a)	3.84%		5/15/2039	288,266	$288,266	$260,450
AASET 2020-1 Trust(a)	4.34		1/16/2040	489,753	489,743	259,690
Access Group, Inc. 2015-1 B, 1M USD LIBOR + 1.500%(a)	1.68	(b)	7/25/2058	100,000	86,827	87,322
AccessLex Institute 2004-A A3, 28 Day ARS	1.67	(b)	7/1/2039	100,000	98,818	98,561
Adams Outdoor Advertising LP(a)	4.81		11/15/2048	194,218	201,439	197,438
Arbys Funding LLC 2015-1A A2(a)	4.97		10/30/2045	38,200	38,200	38,924
CARS-DB4 LP(a)	4.17		2/15/2050	100,000	99,957	88,044
CLI Funding VI LLC(a)	4.64		5/18/2044	178,598	178,569	172,919
College Avenue Student Loans LLC, 1M USD LIBOR + 1.650%(a)	1.83	(b)	11/26/2046	153,297	147,381	144,108
College Loan Corp. Trust I 2005-2 B, 3M USD LIBOR + 0.490%	1.71	(b)	1/15/2037	71,730	64,181	60,178
College Loan Corp. Trust I 2017-1 B2, 28 day ARS	1.68	(b)	1/25/2047	45,000	38,887	44,341
Commonbond Student Loan Trust 2020-A-GS(a)	3.16		8/25/2050	515,000	514,909	515,370
Credit Suisse ABS Repackaging Trust 2013-A B(a)	2.50		1/25/2030	25,826	24,784	25,716
EdLinc Student Loan Funding Trust 2017-A A, 1M USD LIBOR – 1.150%(a)	3.60	(b)	12/1/2047	53,324	52,970	52,627
EDvestinU Private Education Loan Issue No 1 LLC(a)	4.49		11/25/2043	277,000	276,810	289,924
Goodgreen 2019-2(a)	3.86		10/15/2054	287,110	287,064	285,077
Goodgreen Trust 2018-1A A(a)	3.93		10/15/2053	270,575	279,869	281,437
Horizon Aircraft Finance I Ltd.(a)	5.27		12/15/2038	450,400	459,271	246,613
Horizon Aircraft Finance II Ltd.(a)	4.70		7/15/2039	286,538	286,529	158,191
Kestrel Aircraft Funding Ltd.(a),(c)	4.25		12/15/2038	309,718	315,541	258,617
Labrador Aviation Finance Ltd. 2016-1A(a)	4.30		1/15/2042	196,879	197,406	163,895
Navient Student Loan Trust 2018-1B, 1M USD LIBOR + 1.200%(a)	1.38	(b)	3/25/2067	100,000	96,002	93,823
Nelnet Private Education Loan Trust 2016-A A1B(a)	3.60		12/26/2040	22,918	22,780	23,378
Nelnet Student Loan Trust 2006-2 B, 3M USD LIBOR + 0.200%	1.19	(b)	1/25/2038	177,880	167,321	152,768
Nelnet Student Loan Trust 2006-3, 3M USD LIBOR + 0.250%	0.55	(b)	6/25/2041	120,784	113,202	99,846
Oscar US Funding Trust IX LLC 2018-2A A4(a),(c)	3.63		9/10/2025	130,000	129,312	134,654
Oxford Finance Funding 2020-1 LLC(a)	3.10		2/15/2028	475,000	475,000	480,760
Oxford Finance Funding 2020-1 LLC(a)	4.04		2/15/2028	450,000	450,000	443,250
Primose Funding LLC(a)	4.48		7/30/2049	666,653	666,740	670,267
SLC Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.200%	0.59	(b)	2/15/2045	73,157	63,651	62,671
SLM Student Loan Trust 2002-7 B, 28 day ARS	3.69	(b)	12/15/2039	80,000	80,056	74,374
SLM Student Loan Trust 2003-14, 3M USD LIBOR + 0.550%	1.54	(b)	10/25/2065	168,711	160,503	151,044

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Asset-Backed Securities (Continued):

Other Asset-Backed Securities (Continued):
SLM Student Loan Trust 2004-1, 3M USD LIBOR + 0.500%	1.49	(b) %	7/25/2039	157,979	$146,665	$141,937
SLM Student Loan Trust 2005-6 B, 3M USD LIBOR + 0.290%	1.28	(b)	1/25/2044	98,306	91,612	76,911
SLM Student Loan Trust 2006-5 B, 3M USD LIBOR + 0.210%	1.20	(b)	10/25/2040	92,380	81,932	84,775
SoFi Professional Loan Program LLC 2017-A C(a)	4.43		3/26/2040	100,000	99,515	104,438
South Carolina Student Loan Corp. 2014-1 B, 1M USD LIBOR + 1.500%	1.67	(b)	8/1/2035	100,000	98,834	97,105
Store Master Funding I-VII(a)	4.74		10/20/2048	228,083	234,778	216,236
Taco Bell Funding LLC 2016-1A A23(a)	4.97		5/25/2046	67,900	68,480	70,566
Textainer Marine Containers VII Ltd.(a)	5.28		4/20/2044	181,333	181,262	180,215
Wachovia Student Loan Trust 2005-1 B, 3M USD LIBOR + 0.300%	1.29	(b)	10/25/2040	54,740	50,547	50,013
Willis Engine Structured Trust IV(a)	4.75		9/15/2043	355,833	363,802	268,625

Total Other Asset-Backed Securities				8,333,089	8,269,415	7,407,098

Total Asset-Backed Securities				19,703,089	19,627,577	18,510,031

Corporate Bonds — 45.6%*:

Aerospace/Defense — 0.2%*:
TransDigm, Inc.(a)	6.25		3/15/2026	95,000	93,148	94,764

Auto Manufacturers — 2.2%*:
BMW US Capital LLC(a),(c)	3.40		8/13/2021	380,000	382,659	390,060
Ford Motor Co.	9.63		4/22/2030	100,000	115,705	118,430
Ford Motor Credit Co. LLC	3.81		10/12/2021	375,000	369,387	371,363

Total Auto Manufacturers				855,000	867,751	879,853

Chemicals — 0.6%*:
UPL Corp. Ltd.(c)	4.63		6/16/2030	260,000	258,873	256,750

Commercial Banks — 9.9%*:
ABQ Finance Ltd.(c)	3.13		9/24/2024	500,000	490,406	512,178
Banco de Credito del Peru, 5 year CMT + 3.000%(a),(c)	3.13	(b)	7/1/2030	414,000	410,911	410,481
Banco Santander SA(c)	2.75		5/28/2025	400,000	404,717	414,526
Bank Leumi Le-Israel BM, 5 year CMT + 1.631%(a),(b),(c)	3.28		1/29/2031	500,000	500,000	485,312
Bank of America Corp.	4.20		8/26/2024	280,000	303,070	310,856
Barclays plc, 3M USD LIBOR + 2.452%(c)	2.85	(b)	5/7/2026	390,000	390,000	407,497
BPCE SA(a),(c)	5.70		10/22/2023	385,000	430,817	429,022
Credit Suisse AG(a),(c)	6.50		8/8/2023	310,000	345,470	337,981
Morgan Stanley	4.10		5/22/2023	680,000	718,836	734,888

Total Commercial Banks				3,859,000	3,994,227	4,042,741

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued):

Diversified Financial Services — 3.5%*:
Lazard Group LLC	3.75%		2/13/2025	410,000	$436,815	$435,326
LeasePlan Corp. NV(a),(c)	2.88		10/24/2024	510,000	512,806	521,482
Shinhan Financial Group Co. Ltd., 5 year CMT + 1.500%(a),(c)	3.34	(b)	2/5/2030	242,000	242,000	253,117
SPARC EM SPC Panama Metro Line 2 SP(c)	Zero Coupon		12/5/2022	237,795	227,356	229,021

Total Diversified Financial Services				1,399,795	1,418,977	1,438,946

Electric — 3.7%*:
Adani Electricity Mumbai Ltd.(a),(c)	3.95		2/12/2030	550,000	526,006	512,703
Colbun SA(a),(c)	3.15		3/6/2030	430,000	418,140	432,016
Infraestructura Energetica Nova SAB de CV(a),(c)	3.75		1/14/2028	288,000	296,137	282,240
Tabreed Sukuk Spc Ltd.(c)	5.50		10/31/2025	250,000	266,772	279,101

Total Electric				1,518,000	1,507,055	1,506,060

Engineering&Construction — 0.6%*:
Dianjian International Finance Ltd., 5 year CMT + 1.933%(c)	4.60	(b)	12/31/2099	250,000	246,256	254,375

Food — 0.8%*:
JBS USA Food Co.(a)	5.50		1/15/2030	202,000	206,816	207,050
Kraft Heinz Foods Co.	6.88		1/26/2039	80,000	96,826	98,898

Total Food				282,000	303,642	305,948

Gas — 0.5%*:
Grupo Energia Bogota SA ESP(a),(c)	4.88		5/15/2030	200,000	198,071	209,500

Insurance — 6.2%*:
Athene Global Funding(a)	2.50		1/14/2025	710,000	690,831	708,880
Enstar Group Ltd.	4.95		6/1/2029	420,000	443,470	442,336
Equitable Holdings, Inc.	3.90		4/20/2023	350,000	362,337	374,639
Hanwha Life Insurance Co. Ltd., 5 year CMT + 2.000%(c)	4.70	(b)	4/23/2048	300,000	296,904	303,469
Prudential Financial, Inc., 3M USD LIBOR + 3.920%	5.63	(b)	6/15/2043	320,000	344,702	340,480
Qatar Reinsurance Co. Ltd., 5 year USD Swap + 2.786%(b),(c)	4.95		12/31/2099	350,000	360,658	339,062

Total Insurance				2,450,000	2,498,902	2,508,866

Internet — 1.0%*:
Netflix, Inc.	5.88		11/15/2028	85,000	95,464	96,794
Prosus NV(a),(c)	3.68		1/21/2030	300,000	300,000	314,130

Total Internet				385,000	395,464	410,924

Investment Company Security — 1.1%*:
Ares Capital Corp.	3.25		7/15/2025	230,000	232,458	223,218
BlackRock TCP Capital Corp.	4.13		8/11/2022	225,000	230,977	225,564

Total Investment Company Security				455,000	463,435	448,782

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued):

IT Services — 1.0%*:
Dell International LLC/EMC Corp.(a)	5.85%	7/15/2025	359,000	$403,499	$412,563

Lodging — 0.2%*:
MGM Resorts International	6.75	5/1/2025	95,000	95,000	94,058

Media — 0.8%*:
CCO Holdings Capital Corp.(a)	5.88	4/1/2024	90,000	92,506	92,812
DISH Network Corp.	3.38	8/15/2026	140,000	127,120	128,606
Sirius XM Radio, Inc.(a)	5.50	7/1/2029	90,000	93,873	94,736

Total Media			320,000	313,499	316,154

Mining — 1.5%*:
First Quantum Minerals Ltd.(a),(c)	7.25	5/15/2022	200,000	195,829	195,800
Glencore Funding LLC(a),(c)	4.00	4/16/2025	385,000	407,899	418,371

Total Mining			585,000	603,728	614,171

Oil and Gas — 1.7%*:
EQT Corp.	3.00	10/1/2022	205,000	204,307	190,650
Gazprom PJSC via Gaz Finance plc(a)	3.25	2/25/2030	500,000	480,823	497,500

Total Oil and Gas			705,000	685,130	688,150

Pipelines — 1.7%*:
Fermaca Enterprises S de RL de CV(a),(c)	6.38	3/30/2038	258,531	263,689	273,396
KazTransGas JSC(a),(c)	4.38	9/26/2027	400,000	405,321	430,125

Total Pipelines			658,531	669,010	703,521

Real Estate — 1.1%*:
NE Property BV(c)	1.88	10/9/2026	415,000	450,500	431,553

Real Estate Investment Trusts — 2.8%*:
PLA Administradora Industrial S de RL de CV(a),(c)	4.96	7/18/2029	290,000	290,000	278,942
STORE Capital Corp.	4.63	3/15/2029	555,000	511,948	567,502
Tanger Properties LP	3.88	12/1/2023	316,000	322,743	310,506

Total REITS			1,161,000	1,124,691	1,156,950

Retail — 0.8%*:
El Puerto de Liverpool SAB de CV(a),(c)	3.95	10/2/2024	320,000	305,846	326,435

Telecommunications — 2.0%*:
AT&T, Inc.	2.30	6/1/2027	225,000	224,671	232,936
PLDT, Inc.(c)	3.45	6/23/2050	375,000	371,881	376,875
Sprint Capital Corp.	8.75	3/15/2032	140,000	200,715	200,375

Total Telecommunications			740,000	797,267	810,186

Transportation — 0.2%*:
XPO Logistics, Inc.(a)	6.25	5/1/2025	95,000	95,000	99,513

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued):

Trucking and Leasing — 1.5%*:
Park Aerospace Holdings Ltd.(a),(c)	5.25%		8/15/2022	650,000	$672,533	$610,137

Total Corporate Bonds				18,112,326	18,461,504	18,620,900

Mortgage-Backed Securities — 7.8%*:
BX Commercial Mortgage Trust 2019-XL, 1M USD LIBOR + 2.000%(a)	2.18	(b)	10/15/2036	382,160	359,502	367,280
Citigroup Commercial Mortgage Trust 2017-P7	3.71	(d)	4/14/2050	470,000	525,764	526,698
COMM 2014-LC17 Mortgage Trust	4.73	(d)	10/10/2047	400,000	410,068	371,656
COMM 2014-UBS5 Mortgage Trust	4.76	(d)	9/10/2047	395,000	409,597	349,299
Federal Home Loan Mortgage Corp., 1M USD LIBOR + 3.000%	3.16	(d)	6/25/2050	220,000	220,000	220,000
GS Mortgage Securities Corp. II(a)	3.00	(d)	7/10/2051	500,000	447,626	289,120
GS Mortgage Securities Corp. II	4.16	(d)	7/10/2051	92,252	104,217	107,895
GS Mortgage Securities Trust 2016-GS2	4.68	(d)	5/10/2049	200,000	206,935	182,460
GS Mortgage Securities Trust 2017-GS5	3.67	(d)	3/10/2050	200,000	219,893	222,355
GS Mortgage Securities Trust 2017-GS6	3.43	(d)	5/10/2050	200,000	218,765	222,459
J.P. Morgan Chase Commercial Mortgage Securities Trust 2019-OSB(a)	3.91	(d)	6/5/2039	213,000	211,416	171,221
JPMDB Commercial Mortgage Securities Trust 2017-C7	3.05	(d)	10/15/2050	150,000	153,851	158,732

Total Mortgage-Backed Securities				3,422,412	3,487,634	3,189,175

Total Fixed Income				41,237,827	41,576,715	40,320,106

Total Investments				41,237,827	41,576,715	40,320,106

Other assets and liabilities – 1.2%*						469,626

Net Assets – 100.0%						$40,789,732

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.
(c)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	64.8%
Cayman Islands	5.9%
Mexico	2.9%
Ireland	2.1%
Qatar	2.1%
India	1.9%
Switzerland	1.9%
China	1.4%
Republic of Korea	1.4%
Netherlands	1.3%
Russia	1.2%
Israel	1.2%
Chile	1.1%
Romania	1.1%
Kazakhstan	1.1%
France	1.1%
Spain	1.0%
Peru	1.0%
United Kingdom	1.0%
Germany	1.0%
Other (Individually less than 1%)	3.5%

Total	100.0%

(d)	Effective interest rate for this security is the coupon rate at issue based on the underlying loans.

A summary of outstanding derivatives at June 30, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/7/20	Citibank N.A.	EUR	366,368	$411,655	$407,418	$(4,237)
7/7/20	Standard Chartered Bank	EUR	15,302	17,193	17,300	107
7/7/20	Barclays Bank plc	EUR	8,339	9,370	9,345	(25)
8/6/20	HSBC Bank USA	EUR	391,309	439,970	439,952	(18)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(4,173)

Currency Legend

EUR	–	Euro

See accompanying Notes to the Financial Statements.

Barings Diversified Income Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Futures

TYPE	EXPIRATION DATE	CONTRACTS	NOTIONAL AMOUNT	POSITION	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short Futures
Euro-BOBL Future	09/08/20	1	(151,446)	Short	$(151,650)	$(204)
Euro-Bund Future	09/08/20	1	(198,037)	Short	(198,320)	(283)
Euro-SCHATZ Future	09/08/20	3	(378,012)	Short	(377,968)	44
U.S. 10-Year Ultra Bond	09/21/20	30	(4,710,700)	Short	(4,724,531)	(13,831)
U.S. 2-Year Treasury Note	09/30/20	1	(220,810)	Short	(220,828)	(18)
U.S. 5-Year Treasury Note	09/30/20	112	(14,042,714)	Short	(14,083,125)	(40,411)
U.S. Ultra Bond	09/21/20	1	(215,435)	Short	(218,157)	(2,721)

Total Short Futures						$(57,424)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 94.8%*:

Corporate Bonds — 39.0%*:

Aerospace/Defense — 0.6%*:
Embraer Overseas Ltd.(a),(b)	5.70%		9/16/2023	327,000	$280,062	$311,570

Chemicals — 3.2%*:
Braskem Idesa SAPI(a),(b)	7.45		11/15/2029	795,000	792,399	744,318
Grupo Idesa SA de CV(a),(b)	10.13		5/22/2026	1,010,000	974,667	534,669
SASOL Financing USA LLC(b)	6.50		9/27/2028	555,000	331,844	490,709

Total Chemicals				2,360,000	2,098,910	1,769,696

Commercial Banks — 6.0%*:
Burgan Bank SAK, 5 year USD Swap + 4.007%(b)	5.75	(c),(d)		500,000	499,251	490,100
National Bank of Greece SA, 5 year EUR Swap + 8.464%(b)	8.25	(c)	7/18/2029	750,000	844,200	872,116
Nova Ljubljanska Banka dd, 5 year EUR Swap + 3.833%(b)	3.65	(c)	11/19/2029	400,000	440,400	393,225
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.380%(a),(b)	7.75	(c),(d)		200,000	200,000	182,000
Sovcombank Via SovCom Capital DAC, 5 year CMT + 6.427%(a),(b)	8.00	(c)	4/7/2030	715,000	715,000	718,718
TBC Bank JSC, 5 year USD Swap + 8.995%(a),(b)	10.78	(c),(d)		645,000	645,000	616,378

Total Commercial Banks				3,210,000	3,343,851	3,272,537

Diversified Financial Services — 3.9%*:
Gtlk Europe Capital DAC(b)	4.65		3/10/2027	450,000	384,517	445,500
India Infoline Finance Ltd.(b)	5.88		4/20/2023	1,055,000	988,830	833,949
Muthoot Finance Ltd.(a),(b)	6.13		10/31/2022	840,000	840,000	849,450

Total Diversified Financial Services				2,345,000	2,213,347	2,128,899

Electric — 0.6%*:
Infraestructura Energetica Nova SAB de CV(a),(b)	4.88		1/14/2048	328,000	271,557	310,780

Engineering&Construction — 1.0%*:
Rutas 2 and 7 Finance Ltd.(a),(b)	Zero Coupon		9/30/2036	850,000	560,312	548,250

Food — 2.6%*:
Camposol SA(a),(b)	6.00		2/3/2027	380,000	375,939	373,738
MHP Lux SA(a),(b)	6.25		9/19/2029	270,000	274,595	257,512
Minerva Luxembourg SA(a),(b)	5.88		1/19/2028	300,000	312,059	291,426
NBM US Holdings, Inc.(a),(b)	6.63		8/6/2029	500,000	525,119	505,397

Total Food				1,450,000	1,487,712	1,428,073

Household Products — 0.6%*:
Walnut Bidco plc(a),(b)	6.75		8/1/2024	317,000	352,647	337,915

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Corporate Bonds (Continued):

Metal Fabricate/Hardware — 0.8%*:
HTA Group Ltd.(a),(b)	7.00%		12/18/2025	416,000	$413,679	$420,160

Mining — 5.9%*:
Bayan Resources Tbk PT(a),(b)	6.13		1/24/2023	900,000	840,621	833,706
CSN Islands XI Corp.(a),(b)	6.75		1/28/2028	721,000	721,000	617,356
First Quantum Minerals Ltd.(a),(b)	7.50		4/1/2025	250,000	246,448	239,375
Metinvest BV(a),(b)	5.63		6/17/2025	750,000	815,933	766,789
Vedanta Resources Finance II plc(a),(b)	9.25		4/23/2026	550,000	548,027	392,906
Vedanta Resources Ltd.(a),(b)	8.25		6/7/2021	400,000	236,424	348,880

Total Mining				3,571,000	3,408,453	3,199,012

Oil and Gas — 6.5%*:
Petrobras Global Finance BV(b)	6.75		6/3/2050	300,000	294,335	308,550
Petrobras Global Finance BV(b)	6.90		3/19/2049	900,000	969,347	947,250
Petroleos Mexicanos(a),(b)	6.95		1/28/2060	1,304,000	1,203,248	1,002,437
Tullow Oil PLC(a),(b)	6.25		4/15/2022	210,000	63,891	153,300
Tullow Oil plc(a),(b)	7.00		3/1/2025	1,840,000	1,277,261	1,154,600

Total Oil and Gas				4,554,000	3,808,082	3,566,137

Real Estate — 2.3%*:
Kaisa Group Holdings Ltd.(b)	11.25		4/9/2022	750,000	760,914	773,416
Logan Property Holdings Co. Ltd.(b)	5.75		1/14/2025	500,000	500,000	497,310

Total Real Estate				1,250,000	1,260,914	1,270,726

Retail — 1.1%*:
Arabian Centres Sukuk Ltd.(a),(b)	5.38		11/26/2024	700,000	647,386	612,780

Sovereign — 0.9%*:
Ukreximbank Via Biz Finance plc, 5 year USD ICE Swap + 8.178%(b)	9.95	(c)	11/14/2029	500,000	500,000	485,100

Telecommunications — 1.5%*:
Network i2i Ltd., 5 year CMT + 4.277%(a),(b)	5.65	(c),(d)		400,000	374,679	386,875
VF Ukraine PAT via VFU Funding plc(a),(b)	6.20		2/11/2025	405,000	405,000	400,565

Total Telecommunications				805,000	779,679	787,440

Transportation — 1.5%*:
MV24 Capital BV(a),(b)	6.75		6/1/2034	592,885	592,885	563,170
Prumo Participacoes e Investimentos SA(a),(b)	7.50		12/31/2031	274,419	281,903	274,590

Total Transportation				867,304	874,788	837,760

Total Corporate Bonds				23,850,304	22,301,379	21,286,835

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Foreign Government — 55.8%*:

Albania — 1.5%*:
Albania Government International Bond(a),(b)	3.50%	6/16/2027	740,000	$832,550	$828,272

Angola — 0.8%*:
Angolan Government International Bonds(a),(b)	8.00	11/26/2029	250,000	250,000	206,875
Angolan Government International Bonds(a),(b)	8.25	5/9/2028	280,000	288,786	231,700

Total Angola			530,000	538,786	438,575

Belarus — 4.7%*:
Republic of Belarus International Bond(a),(b)	7.63	6/29/2027	1,000,000	1,029,176	1,030,000
Republic of Belarus Ministry of Finance(a),(b)	6.38	2/24/2031	1,630,000	1,630,000	1,568,875

Total Belarus			2,630,000	2,659,176	2,598,875

Brazil — 1.1%*:
Brazil Notas do Tesouro Nacional Serie B(b)	6.00	8/15/2050	780,000	665,243	612,853

Colombia — 1.9%*:
Colombian TES(b)	7.00	6/30/2032	720,400,000	154,531	194,389
Colombian TES(b)	7.50	8/26/2026	1,350,000,000	446,398	407,058
Colombian TES(b)	10.00	7/24/2024	1,385,600,000	523,809	452,654

Total Colombia			3,456,000,000	1,124,738	1,054,101

Croatia — 0.8%*:
Croatia Government International Bond(b)	1.50	6/17/2031	370,000	415,449	414,473

Ecuador — 0.8%*:
Ecuador Government International Bond(a),(b),(e)	9.65	12/13/2026	650,000	243,750	276,250
Ecuador Government International Bond(a),(b),(e)	10.65	1/31/2029	420,000	159,600	174,300

Total Ecuador			1,070,000	403,350	450,550

Egypt — 0.7%*:
Egypt Government International Bond(a),(b)	6.38	4/11/2031	350,000	392,822	363,733

El Salvador — 3.9%*:
El Salvador Government International Bond(a),(b)	7.65	6/15/2035	700,000	508,561	601,125
El Salvador Government International Bonds(a),(b)	7.12	1/20/2050	400,000	400,000	324,400
El Salvador Government International Bonds(a),(b)	8.25	4/10/2032	600,000	640,848	550,125
El Salvador Government International Bonds(a),(b)	8.63	2/28/2029	670,000	767,445	632,731

Total El Salvador			2,370,000	2,316,854	2,108,381

Honduras — 1.7%*:
Honduras Government International Bond(a),(b)	5.63	6/24/2030	890,000	893,994	904,462

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued):

Ivory Coast — 1.1%*:
Ivory Coast Government International Bond(a),(b)	5.88%		10/17/2031	550,000	$599,778	$580,270

Jordan — 1.9%*:
Kingdom of Jordan(b)	5.85		7/7/2030	1,030,000	1,030,000	1,030,000

Macedonia — 1.1%*:
North Macedonia Government International Bond(a),(b)	3.68		6/3/2026	550,000	596,285	628,545

Malaysia — 1.6%*:
Malaysia Government Bond(b)	3.96		9/15/2025	3,502,000	874,115	875,704

Mexico — 6.2%*:
Mexican Bonos(b)	5.75		3/5/2026	14,500,000	736,170	648,209
Mexican Bonos(b)	7.75		11/13/2042	23,900,000	1,003,651	1,137,315
Mexican Bonos(b)	8.00		9/5/2024	3,200,000	142,104	155,888
Mexican Bonos(b)	8.00		11/7/2047	30,000,000	1,391,323	1,464,710

Total Mexico				71,600,000	3,273,248	3,406,122

Peru — 2.0%*:
Peru Government Bond(b)	6.85		2/12/2042	3,369,000	1,190,607	1,118,503

Poland — 2.1%*:
Republic of Poland Government Bond(b)	2.75		10/25/2029	4,000,000	1,150,131	1,138,589

Romania — 2.6%*:
Romanian Government International Bond(a),(b)	3.62		5/26/2030	890,000	972,414	1,079,908
Romanian Government International Bond(a),(b)	6.13		1/22/2044	250,000	295,359	327,734

Total Romania				1,140,000	1,267,773	1,407,642

Senegal — 0.9%*:
Senegal Government International Bond(a),(b)	8.75		5/13/2021	500,000	498,540	517,344

Serbia — 1.5%*:
Serbia International Bond(a),(b)	3.13		5/15/2027	680,000	724,314	800,269

South Africa — 4.9%*:
Republic of South Africa Government Bond(b)	10.50		12/21/2026	41,000,000	2,616,382	2,696,260

Supranational — 1.9%*:
Asian Development Bank, TBIB6MIR(b),(f)	9.08	(c)	7/14/2021	1,020,000	342,558	329,523
European Bank for Reconstruction & Development, GGRRC9MX – 0.500%(b),(f)	8.50	(c)	10/29/2022	1,200,000	404,027	386,304
International Bank for Reconstruction & Development(b),(f)	7.25		11/22/2021	960,000	325,423	300,687

Total Supranational				3,180,000	1,072,008	1,016,514

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Foreign Government (Continued):

Tajikistan — 0.3%*:
Republic of Tajikistan International Bond(a),(b)	7.13%	9/14/2027	200,000	$156,282	$163,313

Thailand — 2.1%*:
Thailand Government Bond(b)	1.60	12/17/2029	9,105,000	293,943	304,488
Thailand Government Bond(b)	2.88	12/17/2028	22,913,000	813,712	839,833

Total Thailand			32,018,000	1,107,655	1,144,321

Ukraine — 5.9%*:
Ukraine Government International Bonds(a),(b)	4.38	1/27/2030	1,250,000	1,386,938	1,204,251
Ukraine Government International Bonds(a),(b)	6.75	6/20/2026	795,000	907,296	906,580
Ukraine Government International Bonds(a),(b)	9.75	11/1/2028	960,000	932,105	1,096,800

Total Ukraine			3,005,000	3,226,339	3,207,631

Uruguay — 1.8%*:
Uruguay Government International Bond(b)	3.88	7/2/2040	20,350,000	475,290	482,549
Uruguay Government International Bond(b)	4.38	12/15/2028	21,027,027	552,095	523,932

Total Uruguay			41,377,027	1,027,385	1,006,481

Total Foreign Government			3,673,431,027	30,653,804	30,511,783

Total Fixed Income			3,697,281,331	52,955,183	51,798,618

Total Investments			3,697,281,331	52,955,183	51,798,618

Other assets and liabilities – 5.2%*					2,861,181

Net Assets – 100.0%					$54,659,799

‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

Mexico	11.6%
Ukraine	9.1%
Brazil	8.6%
South Africa	6.1%
India	5.4%
Belarus	5.0%
El Salvador	4.1%
Russia	3.4%
Peru	2.9%
Romania	2.7%
Ghana	2.5%
China	2.5%
Thailand	2.2%
Poland	2.2%
Colombia	2.0%
Jordan	2.0%
Supranational	2.0%
Uruguay	1.9%
Honduras	1.7%
Malaysia	1.7%
Greece	1.7%
Indonesia	1.6%
Albania	1.6%
Serbia	1.5%
Macedonia	1.2%
Georgia	1.2%
Saudi Arabia	1.2%
Ivory Coast	1.1%
Paraguay	1.1%
Senegal	1.0%
Other (Individually less than 1%)	7.2%

Total	100.0%

(c)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Defaulted security.
(f)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

A summary of outstanding derivatives at June 30, 2020 is as follows:

Forward Foreign Currency Exchange Contracts to Buy

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/21/20	JPMorgan Chase Bank N.A.	AUD	4,526,793	$3,124,286	$2,897,940	$226,346
8/18/20	Barclays Bank plc	AUD	2,248,628	1,552,114	1,456,180	95,934
7/7/20	JPMorgan Chase Bank N.A.	BRL	14,621,660	2,688,179	2,749,652	(61,473)
8/4/20	Goldman Sachs & Co.	BRL	1,505,570	276,400	268,000	8,400
8/4/20	JPMorgan Chase Bank N.A.	BRL	771,524	141,640	137,760	3,880
8/4/20	Citibank N.A.	BRL	24,977,868	4,585,562	4,452,000	133,562
10/6/20	JPMorgan Chase Bank N.A.	BRL	235,118	43,067	42,644	423
8/11/20	Bank of America N.A.	CHF	354,959	375,087	374,000	1,087
7/7/20	Citibank N.A.	CLP	1,069,114,000	1,301,785	1,340,145	(38,360)
7/7/20	Citibank N.A.	COP	9,120,849,459	2,425,970	2,361,470	64,500
7/14/20	JPMorgan Chase Bank N.A.	EUR	3,039,739	3,416,009	3,316,782	99,227
8/11/20	Citibank N.A.	EUR	803,805	903,860	871,219	32,641
8/11/20	Bank of America N.A.	EUR	298,765	335,955	332,000	3,955
7/14/20	JPMorgan Chase Bank N.A.	HUF	368,792,818	1,169,934	1,159,527	10,407
7/14/20	Bank of America N.A.	HUF	634,563,460	2,013,048	2,026,000	(12,952)
7/21/20	Bank of America N.A.	JPY	277,248,975	2,568,301	2,618,964	(50,663)
8/11/20	JPMorgan Chase Bank N.A.	KZT	372,229,798	906,022	884,400	21,622
7/7/20	Bank of America N.A.	MXN	53,180,598	2,312,300	2,139,031	173,269
8/4/20	Goldman Sachs & Co.	MXN	7,608,602	329,571	302,000	27,571
8/4/20	Barclays Bank plc	MXN	16,149,978	699,545	697,650	1,895
10/6/20	Goldman Sachs & Co.	MXN	22,408,599	962,853	955,000	7,853
7/7/20	Barclays Bank plc	PEN	3,504,302	989,389	990,476	(1,087)
7/21/20	Goldman Sachs & Co.	PHP	131,642,404	2,644,386	2,576,172	68,214
9/18/20	Citibank N.A.	PKR	71,154,548	419,063	429,937	(10,874)
11/16/20	Citibank N.A.	PKR	49,760,750	291,431	305,000	(13,569)
11/16/20	JPMorgan Chase Bank N.A.	PKR	57,709,480	337,984	356,724	(18,740)
7/14/20	Citibank N.A.	PLN	19,874,438	5,023,684	4,706,442	317,242
8/11/20	Bank of America N.A.	PLN	1,160,641	293,403	276,162	17,241
7/14/20	Bank of America N.A.	RUB	81,997,965	1,150,442	1,070,833	79,609
7/21/20	BNP Paribas S.A.	SGD	347,884	249,640	249,000	640
7/21/20	Citibank N.A.	THB	83,955,959	2,716,235	2,607,368	108,867

Net unrealized appreciation on forward foreign currency exchange contracts to buy						$1,296,667

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Forward Foreign Currency Exchange Contracts to Sell

EXPIRATION DATE	COUNTERPARTY	LOCAL CURRENCY		VALUE IN USD	IN EXCHANGE FOR USD	NET UNREALIZED APPRECIATION (DEPRECIATION)
7/21/20	Goldman Sachs & Co.	AUD	1,924,547	$1,328,277	$1,342,000	$13,723
7/7/20	Citibank N.A.	BRL	2,481,053	456,139	457,000	861
7/7/20	Goldman Sachs & Co.	BRL	3,905,263	717,979	763,000	45,021
7/7/20	JPMorgan Chase Bank N.A.	BRL	8,235,344	1,514,061	1,649,412	135,351
7/14/20	Barclays Bank plc	CHF	924,393	975,996	956,748	(19,248)
8/11/20	Bank of America N.A.	CHF	2,013,595	2,127,774	2,073,052	(54,722)
7/7/20	Citibank N.A.	CLP	1,069,114,000	1,301,785	1,237,028	(64,757)
7/7/20	Citibank N.A.	COP	9,120,849,459	2,425,970	2,225,683	(200,287)
10/6/20	Citibank N.A.	COP	4,045,777,459	1,068,325	1,073,635	5,310
8/11/20	Citibank N.A.	CZK	9,510,010	400,972	380,880	(20,092)
7/14/20	Barclays Bank plc	HUF	938,081,830	2,975,910	2,864,765	(111,145)
7/14/20	Citibank N.A.	HUF	65,274,448	207,072	199,000	(8,072)
8/10/20	Bank of America N.A.	ILS	9,263,715	2,676,909	2,643,000	(33,909)
7/21/20	JPMorgan Chase Bank N.A.	JPY	277,248,975	2,568,301	2,590,109	21,808
8/11/20	JPMorgan Chase Bank N.A.	KZT	331,188,835	806,127	744,245	(61,882)
7/7/20	Bank of America N.A.	MXN	15,257,750	663,409	681,000	17,591
7/7/20	Goldman Sachs & Co.	MXN	37,922,848	1,648,891	1,741,858	92,967
8/4/20	Bank of America N.A.	MXN	23,758,579	1,029,116	1,092,767	63,651
8/18/20	Barclays Bank plc	MYR	427,893	99,620	98,366	(1,254)
7/7/20	Barclays Bank plc	PEN	3,504,302	989,389	1,007,939	18,550
10/6/20	Barclays Bank plc	PEN	3,504,302	987,669	987,545	(124)
7/21/20	JPMorgan Chase Bank N.A.	PHP	131,642,404	2,644,386	2,590,366	(54,020)
7/14/20	Canadian Imperial Bank Of Commerce	PLN	1,721,809	435,224	440,000	4,776
7/14/20	Bank of America N.A.	RUB	67,471,528	946,634	949,000	2,366
7/14/20	Goldman Sachs & Co.	RUB	39,129,248	548,988	535,000	(13,988)
7/21/20	JPMorgan Chase Bank N.A.	SGD	919,386	659,745	649,743	(10,002)
8/18/20	Bank of America N.A.	SGD	2,754,294	1,976,600	1,944,522	(32,078)
8/18/20	Goldman Sachs & Co.	SGD	473,338	339,688	335,000	(4,688)
7/21/20	JPMorgan Chase Bank N.A.	THB	83,955,959	2,716,235	2,568,246	(147,989)
7/14/20	Citibank N.A.	TRY	4,689,419	682,422	677,319	(5,103)
7/14/20	JPMorgan Chase Bank N.A.	TRY	15,452,294	2,248,676	2,228,000	(20,676)

Net unrealized depreciation on forward foreign currency exchange contracts to sell						$(442,061)

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Currency Legend

AUD	–	Australian Dollar
BRL	–	Brazilian Real
CHF	–	Swiss Franc
CLP	–	Chilean Peso
COP	–	Colombian Peso
CZK	–	Czech Koruna
EUR	–	Euro
HUF	–	Hungarian Forint
ILS	–	Israeli Shekel
JPY	–	Japanese Yen
KZT	–	Kazakhstani Tenge
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Nuevo Sol
PHP	–	Philippines Peso
PKR	–	Pakistan Rupee
PLN	–	Polish Zloty
RUB	–	Russian Ruble
SGD	–	Singapore Dollar
THB	–	Thai Baht
TRY	–	Turkish New Lira

Centrally Cleared Interest Rate Swaps

FLOATING RATE REFERENCE	PAY/RECEIVE FLOATING RATE	FIXED RATE	MATURITY DATE	PAY/RECEIVE PAYMENT FREQUENCY	NOTIONAL AMOUNT	CLEARED EXCHANGE	UNREALIZED APPRECIATION DEPRECIATION
BRL-CDI Rate	Pay	6.38%	1/02/23	At Maturity	15,433,847	CME	$231,218
CZK-PRIBOR Rate	Receive	0.85%	8/23/29	1Y/6M	60,924,370	LCH	(7,026)
CZK-PRIBOR Rate	Pay	1.94%	1/24/25	1Y/6M	117,500,000	CME	332,456
CZK-PRIBOR Rate	Pay	1.95%	1/24/25	1Y/6M	61,000,000	LCH	173,862
BRL-CDI rate.	Pay	7.49%	1/02/29	At Maturity	9,935,952	CME	148,410
BRL-CDI rate	Pay	7.48%	1/02/29	At Maturity	11,925,502	CME	173,768
HUF-BUBOR rate	Pay	0.98%	5/25/25	1Y/6M	922,500,000	LCH	25,630
HUF-BUBOR rate	Pay	0.97%	5/25/25	1Y/6M	899,500,000	LCH	23,562

Total Centrally Cleared Interest Rate Swaps							$1,101,880

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

OTC Cross Currency Swaps

NOTIONAL AMOUNT	FUND PAYS	PAY/ RECEIVE PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	NOTIONAL AMOUNT	FUND RECEIVES	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
370,000 EUR	1.50%	1Y/6M	06/17/2031	Citibank N.A	421,800 USD	2.73%	$352	$13,656	$13,304
740,000 EUR	3.50%	1Y/6M	06/16/2027	Citibank N.A.	839,530 USD	4.74%	629	21,062	20,433
550,000 EUR	3.68%	1Y/6M	06/03/2026	Citibank N.A	604,450 USD	4.79%	(467)	(31,324)	(30,857)
890,000 EUR	3.62%	1Y/6M	05/26/2030	Citibank N.A	977,398 USD	4.96%	44	(54,847)	(54,891)
680,000 EUR	3.13%	1Y/6M	05/15/2027	Citibank N.A.	735,081 USD	4.32%	(339)	(35,102)	(34,763)
350,000 EUR	6.38%	1Y/6M	04/11/2031	Citibank N.A	392,700 USD	9.37%	(122)	62,147	62,269
400,000 EUR	3.65%	1Y/6M	11/19/2029	Citibank N.A.	440,600 USD	6.02%	200	31,619	31,419
550,000 EUR	5.88%	1Y/6M	10/17/2031	Citibank N.A.	605,000 USD	8.46%	—	52,346	52,346
750,000 EUR	5.63%	1Y/6M	06/17/2025	Citibank N.A.	819,150 USD	8.12%	(1,088)	25,590	26,678
317,000 EUR	6.75%	1Y/6M	08/01/2024	Citibank N.A.	353,011 USD	9.71%	(365)	27,287	27,652
750,000 EUR	8.25%	1Y/6M	07/18/2029	Citibank N.A.	843,675 USD	11.44%	(525)	137,677	138,202
300,000 EUR	6.75%	1Y/6M	06/20/2026	Citibank N.A.	336,030 USD	9.73%	(165)	33,526	33,691
495,000 EUR	6.75%	1Y/6M	06/20/2026	Citibank N.A.	558,360 USD	9.58%	273	56,417	56,144
1,250,000 EUR	4.38%	1Y/6M	01/27/2030	Citibank N.A.	1,385,625 USD	6.70%	(938)	111,344	112,282

Total OTC Cross Currency Swaps							$(2,511)	$451,398	$453,909

OTC – Interest Rate Swaps

DESCRIPTION	NOTIONAL AMOUNT		UNREALIZED APPRECIATION	VALUE
Agreement with Bank of America N.A. dated 3/20/2019 receiving a fixed rate of 8.27% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	94,000,000	$174,992	$174,992
Agreement with Bank of America N.A. dated 3/21/2019 receiving a fixed rate of 8.21% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	110,000,000	201,370	201,370
Agreement with Bank of America N.A. dated 10/7/2019 receiving a fixed rate of 7.05% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 10/8/2024.	RUB	146,600,000	230,632	230,632
Agreement with Bank of America N.A. dated 10/4/2019 receiving a fixed rate of 5.88% paying the notional amount multiplied by the BRL-CDI rate. Expiring 2/1/2023.	BRL	18,084,492	209,246	209,246
Agreement with Bank of America N.A. dated 4/9/2019 receiving a fixed rate of 8.31% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/10/2024.	RUB	124,000,000	205,537	205,537
Agreement with Bank of America N.A. dated 4/8/2019 receiving a fixed rate of 8.35% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 4/9/2024.	RUB	124,000,000	208,100	208,100
Agreement with Bank of America N.A. dated 3/13/2020 receiving a fixed rate of 7.55% paying/ the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/17/2025.	RUB	163,800,000	276,099	276,099
Agreement with Citibank N.A. dated 3/20/2019 receiving a fixed rate of 8.28% paying the notional amount multiplied by the 3 Month MOSPRIME rate. Expiring 3/21/2024.	RUB	62,000,000	115,740	115,740

Total OTC Interest Rate Swaps			$1,621,716	$1,621,716

See accompanying Notes to the Financial Statements.

Barings Emerging Markets Debt Blended Total Return Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

OTC Credit Default Swaps – Sell Protection(1)

REFERENCE OBLIGATION	FIXED-DEAL RECEIVED RATE	PAYMENT FREQUENCY	MATURITY DATE	COUNTERPARTY	ORIGINAL NOTIONAL AMOUNT	CURRENT NOTIONAL AMOUNT(2)	UPFRONT PREMIUMS PAID/ (RECEIVED)	FAIR VALUE(3)	UNREALIZED APPRECIATION
Brazil Government International Bond	1.00%	3M	6/20/2025	Morgan Stanley Capital Services, Inc.	380,000	380,000	$(29,211)	$(26,614)	$2,597
Brazil Government International Bond	1.00%	3M	6/20/2025	JPMorgan Chase Bank N.A.	1,150,000	1,150,000	(126,596)	(80,543)	46,053
Colombia Government International Bond	1.00%	3M	6/20/2025	BNP Paribas S.A.	380,000	380,000	(23,461)	(10,198)	13,263
Colombia Government International Bond	1.00%	3M	6/20/2025	BNP Paribas S.A.	1,150,000	1,150,000	(121,940)	(30,862)	91,078
Indonesia Government International Bond	1.00%	3M	6/20/2025	BNP Paribas S.A.	380,000	380,000	(18,097)	(5,781)	12,316
Indonesia Government International Bond	1.00%	3M	6/20/2025	BNP Paribas S.A.	2,700,000	2,700,000	(180,505)	(41,076)	139,429
Malaysia Sovereign Sukuk Berhad – 3.043% Senior Unsecured Note due Apr 2025	1.00%	3M	6/20/2025	Bank of America N.A.	520,000	520,000	(2,603)	7,087	9,690
Mexico Government International Bond	1.00%	3M	6/20/2025	Morgan Stanley Capital Services, Inc.	510,000	510,000	(29,247)	(13,330)	15,917
Mexico Government International Bond	1.00%	3M	6/20/2025	JPMorgan Chase Bank N.A.	1,535,000	1,535,000	(118,023)	(40,121)	77,902
Petroleo Brasileiro International Bond	1.00%	3M	6/20/2025	BNP Paribas S.A.	280,000	280,000	(44,378)	(31,947)	12,431
Petroleo Brasileiro International Bond	1.00%	3M	6/20/2025	Morgan Stanley Capital Services, Inc.	830,000	830,000	(154,016)	(94,699)	59,317

Total OTC Credit Default Swaps							$(848,077)	$(368,084)	$479,993

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to make as a seller of credit protection or receive as a buyer of credit event as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the expected amount paid or received for the credit derivative if the amount of the swap agreement was closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

Abbreviation Legend

OTC	Over the Counter

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

	SHARES	COST	FAIR VALUE
Equities — 96.2%*:

Common Stocks — 96.2%*:

Communication Services — 13.6%*:
Mail.Ru Group Ltd.(a),(b)	5,891	$145,728	$132,548
PT Telekomunikasi Indonesia Persero Tbk(b)	497,400	135,601	106,200
Tencent Holdings Ltd.(b)	18,200	749,188	1,170,830

Total Communication Services	521,491	1,030,517	1,409,578

Consumer Discretionary — 13.5%*:
Alibaba Group Holding Ltd.(a),(b)	4,219	672,937	910,038
Prosus NV(a),(b)	2,331	179,030	216,686
Samsonite International SA(a),(b),(c)	96,900	206,895	97,519
Topsports International Holdings Ltd.(b),(c)	142,000	162,911	181,382

Total Consumer Discretionary	245,450	1,221,773	1,405,625

Consumer Staples — 2.7%*:
CP ALL Public Company Limited(a),(b)	71,600	150,312	156,949
X5 Retail Group NV(b)	3,356	81,585	118,802

Total Consumer Staples	74,956	231,897	275,751

Energy — 6.7%*:
CNOOC Ltd.(b)	154,000	271,158	171,277
LUKOIL PJSC(b)	1,277	79,789	94,779
Reliance Industries Ltd.(b),(c)	9,341	310,146	431,554

Total Energy	164,618	661,093	697,610

Financials — 26.2%*:
AIA Group Ltd.(b)	21,000	174,125	195,897
B3 SA – Brasil Bolsa Balcao(b)	18,007	97,380	182,418
Banco do Brasil SA(b)	8,300	56,922	49,070
China Construction Bank Corp.(b)	496,000	410,951	401,254
China Pacific Insurance Group Co. Ltd.(b)	41,800	146,124	111,639
Grupo Financiero Banorte SAB de CV(b)	47,627	285,044	164,797
Hana Financial Group, Inc.(b)	5,449	194,991	122,312
HDFC Bank Ltd.(b)	8,296	387,809	377,136
Itau Unibanco Holding SA(b)	30,735	193,827	144,147
Mega Financial Holding Co. Ltd.(b)	213,000	182,642	223,075
Ping An Insurance Group Co. of China Ltd.(b)	35,000	332,657	349,977
PT Bank Negara Indonesia Persero Tbk(b)	443,700	218,213	142,257
Sanlam Ltd.(b)	38,831	193,298	131,895
Sberbank of Russia PJSC(b)	10,509	119,730	119,172

Total Financials	1,418,254	2,993,713	2,715,046

Industrials — 2.1%*:
China State Construction International Holdings Ltd.(b)	210,000	198,648	122,469
Rumo SA(a),(b)	22,985	79,872	95,058

Total Industrials	232,985	278,520	217,527

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	SHARES	COST	FAIR VALUE
Common Stocks (Continued)

Information Technology — 21.8%*:
Chicony Electronics Co. Ltd.(b)	49,000	$100,603	$141,497
Hangzhou Hikvision Digital Technology Co. Ltd.(b)	38,700	163,249	166,035
Infosys Ltd.(b)	18,746	173,086	181,086
MediaTek, Inc.(b)	4,000	44,992	78,496
Powertech Technology, Inc.(b)	23,000	69,820	83,411
Samsung Electronics Co. Ltd.(b)	16,780	671,633	736,571
Sunny Optical Technology Group Co. Ltd.(b)	5,400	$62,423	$86,394
Taiwan Semiconductor Manufacturing Co. Ltd.(b)	74,000	616,160	785,033

Total Information Technology	229,626	1,901,966	2,258,523

Materials — 5.2%*:
Anglo American plc(b)	8,807	177,392	203,684
China Resources Cement Holdings Ltd.(b)	76,000	92,203	93,057
LG Chem Ltd.(b)	601	189,715	245,077

Total Materials	85,408	459,310	541,818

Real Estate — 4.2%*:
China Overseas Land & Investment Ltd.(b)	74,000	225,256	223,895
China Resources Land Ltd.(b)	56,000	188,928	212,064

Total Real Estate	130,000	414,184	435,959

Utilities — 0.2%*:
ENN Energy Holdings Ltd.(b)	2,000	19,174	22,502
Total Common Stocks	3,104,788	9,212,147	9,979,939

Total Equities	3,104,788	9,212,147	9,979,939

Mutual Fund — 1.6%*:
iShares MSCI India ETF(b)	5,884	197,603	170,753

Total Investments	3,110,672	9,409,750	10,150,692

Other assets and liabilities — 2.2%*			226,247

Net Assets — 100.0%			$10,376,939

*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Non-income producing security.
(b)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings Global Emerging Markets Equity Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

China	39.8%
Taiwan	12.9%
India	11.4%
Republic of Korea	10.9%
Hong Kong	4.7%
Brazil	4.6%
Russia	4.6%
South Africa	3.3%
Indonesia	2.5%
Netherlands	2.1%
Mexico	1.6%
Thailand	1.6%

Total	100.0%

(c)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS

June 30, 2020

			SHARES	COST	FAIR VALUE
Equities — 0.1%*:

Common Stocks — 0.1%*:

Oil and Gas — 0.1%*:
Fieldwood Energy LLC			1,006	$35,210	$50
Fieldwood Energy LLC			4,100	88,421	205
Jupiter Resources, Inc.(a)			39,729	192,017	29,797

Total Oil and Gas			44,835	315,648	30,052

Total Common Stocks			44,835	315,648	30,052

Warrants — 0.0%*:

Diversified/Conglomerate Manufacturing — 0.0%*:
Appvion Holdings Corp. (exp. June 13, 2023)(b)			357	–	–
Appvion Holdings Corp. (exp. June 13, 2023)(b)			357	–	–

Total Diversified/Conglomerate Manufacturing			714	–	–

Total Warrants			714	–	–

Total Equities			45,549	315,648	30,052

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE
Fixed Income — 96.9%*:

Bank Loans — 5.1%*(c):

Broadcasting and Entertainment — 0.7%*:
AP NMT Acquisition B.V., 3M LIBOR + 5.750%(a)	7.20%	8/13/2021	293,005	293,014	286,046
CSC Holdings, LLC, 1M LIBOR + 2.500%	2.68	4/15/2027	44,744	44,744	42,355

Total Broadcasting and Entertainment			337,749	337,758	328,401

Buildings and Real Estate — 0.1%*:
GYP Holdings III Corp., 1M LIBOR + 2.750%	2.93	6/1/2025	26,946	26,946	25,969

Chemicals, Plastics and Rubber — 0.3%*:
Consolidated Energy Finance, S.A., 3M LIBOR + 2.500%	2.69	5/7/2025	157,556	152,430	142,588

Containers, Packaging and Glass — 0.9%*:
BWAY Holding Co., 3M LIBOR + 3.250%	4.56	4/3/2024	439,774	429,503	393,782

Diversified/Conglomerate Service — 1.8%*:
Almonde, Inc., 3M LIBOR + 7.250%	8.25	6/13/2025	250,000	247,633	215,278
Finastra USA, Inc., 3M LIBOR + 3.500%, 6M LIBOR + 3.500%	4.50	6/13/2024	247,986	239,652	216,199
SonicWall U.S. Holdings, Inc., 3M LIBOR + 7.500%	7.88	5/18/2026	51,897	51,511	46,015
Vertafore, Inc., 1M LIBOR + 3.250%	3.43	7/2/2025	394,000	386,691	370,608

Total Diversified/Conglomerate Service			943,883	925,487	848,100

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Bank Loans (Continued)

Electronics — 0.5%*:
Renaissance Holding Corp., 1M LIBOR + 7.000%	7.76%	5/29/2026	68,963	$67,941	$62,825
Veritas Bermuda Ltd., 3M LIBOR + 4.500%	5.50%	1/27/2023	182,272	173,284	168,055

Total Electronics			251,235	241,225	230,880

Oil and Gas — 0.2%*:
Fieldwood Energy LLC, 1M LIBOR + 5.250%	6.25	4/11/2022	447,215	402,925	81,246
Fieldwood Energy LLC, 3M LIBOR + 7.250%	6.25	4/11/2023	91,996	54,575	552

Total Oil and Gas			539,211	457,500	81,798

Telecommunications — 0.6%*:
Banff Merger Sub, Inc., 1M LIBOR + 4.250%	4.43	10/2/2025	287,611	277,198	271,433
CommScope, Inc., 1M LIBOR + 3.250%	3.43	4/6/2026	30,328	30,077	28,660

Total Telecommunications			317,939	307,275	300,093

Total Bank Loans			3,014,293	2,878,124	2,351,611

Corporate Bonds — 91.8%*:

Aerospace and Defense — 4.1%*:
Global Aircraft Leasing Co. Ltd.(d)	6.50	9/15/2024	500,000	500,000	335,000
Science Applications International Corp.(d)	4.88	4/1/2028	117,000	117,191	116,305
Signature Aviation US Holdings, Inc.(d)	4.00	3/1/2028	266,000	266,000	240,397
TransDigm, Inc.	5.50	11/15/2027	397,000	397,000	346,462
TransDigm, Inc.(d)	8.00	12/15/2025	221,000	221,000	232,269
Triumph Group, Inc.(d)	6.25	9/15/2024	216,000	216,000	183,600
Triumph Group, Inc.	7.75	8/15/2025	595,000	598,722	446,994

Total Aerospace and Defense			2,312,000	2,315,913	1,901,027

Automobile — 2.6%*:
Adient US LLC(d)	9.00	4/15/2025	85,000	85,000	91,562
Allison Transmission, Inc.(d)	4.75	10/1/2027	157,000	150,102	155,823
Asbury Automotive Group, Inc.(d)	4.50	3/1/2028	39,000	39,000	37,830
Asbury Automotive Group, Inc.(d)	4.75	3/1/2030	40,000	40,000	39,000
Clarios Global LP(d)	6.75	5/15/2025	83,000	83,000	86,320
Clarios Global LP/Clarios US Finance Co.(d)	8.50	5/15/2027	28,000	25,925	28,139
Ford Motor Co.	8.50	4/21/2023	257,000	257,000	271,777
Ford Motor Co.	9.63	4/22/2030	197,000	196,490	233,307
Gates Global LLC/Gates Global Co.(d)	6.25	1/15/2026	250,000	250,000	245,625

Total Automobile			1,136,000	1,126,517	1,189,383

Beverage, Food and Tobacco — 3.3%*:
JBS Investments II GmbH(d)	7.00	1/15/2026	200,000	202,483	209,900
JBS USA Food Co.(d)	5.50	1/15/2030	125,000	125,000	128,125
JBS USA LUX SA/JBS USA Finance, Inc.(d)	6.75	2/15/2028	250,000	250,000	264,065
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(d)	6.50	4/15/2029	500,000	500,000	530,625

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Beverage, Food and Tobacco (Continued)
Kraft Heinz Foods Co.(d)	3.75%	4/1/2030	51,000	$53,387	$52,661
Kraft Heinz Foods Co.(d)	4.25	3/1/2031	100,000	100,000	106,029
Kraft Heinz Foods Co.	5.20	7/15/2045	72,000	77,656	78,082
Kraft Heinz Foods Co.	6.50	2/9/2040	38,000	45,747	45,739
Kraft Heinz Foods Co.	6.88	1/26/2039	84,000	104,898	103,843

Total Beverage, Food and Tobacco			1,420,000	1,459,171	1,519,069

Broadcasting and Entertainment — 9.1%*:
Banijay Entertainment Sasu(a),(d)	5.38	3/1/2025	170,000	170,000	166,175
Block Communications, Inc.(d)	4.88	3/1/2028	239,000	239,000	236,082
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.50	5/1/2032	79,000	79,839	79,988
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	4.75	3/1/2030	280,000	280,000	286,493
CCO Holdings LLC/CCO Holdings Capital Corp.(d)	5.75	2/15/2026	500,000	497,821	517,170
Clear Channel Worldwide Holdings, Inc.(d)	5.13	8/15/2027	250,000	250,000	240,000
Clear Channel Worldwide Holdings, Inc.	9.25	2/15/2024	162,000	162,000	150,271
CSC Holdings LLC(d)	5.75	1/15/2030	347,000	359,037	361,400
Diamond Sports Group LLC/Diamond Sports Finance Co.(d)	5.38	8/15/2026	49,000	49,000	35,464
DISH DBS Corp.	5.00	3/15/2023	79,000	77,943	78,810
DISH Network Corp.	3.38	8/15/2026	143,000	139,143	131,362
Netflix, Inc.(d)	5.38	11/15/2029	339,000	340,200	371,273
Netflix, Inc.	5.88	11/15/2028	250,000	248,695	284,687
Outfront Media Capital LLC/Outfront Media Capital Corp.(d)	6.25	6/15/2025	250,000	250,000	251,638
Sirius XM Radio, Inc.(d)	5.00	8/1/2027	350,000	350,000	357,724
Sirius XM Radio, Inc.(d)	5.50	7/1/2029	160,000	160,000	168,419
Tegna, Inc.(d)	4.63	3/15/2028	250,000	250,000	230,000
Terrier Media Buyer, Inc.(d)	8.88	12/15/2027	261,000	261,000	250,234

Total Broadcasting and Entertainment			4,158,000	4,163,678	4,197,190

Buildings and Real Estate — 5.5%*:
Brookfield Residential Properties, Inc./Brookfield Residential US Corp.(a),(d)	4.88	2/15/2030	183,000	183,000	152,915
Cemex SAB de CV(d)	7.38	6/5/2027	250,000	250,000	254,000
Core & Main LP, 8.625% CASH / 9.375% PIK(d)	6.13	8/15/2025	250,000	246,937	249,162
James Hardie International Finance DAC(d)	4.75	1/15/2025	244,000	240,087	248,270
M/I Homes, Inc.	5.63	8/1/2025	550,000	535,586	555,500
Mattamy Group Corp.(a),(d)	4.63	3/1/2030	330,000	329,112	316,800
Mattamy Group Corp.(a),(d)	5.25	12/15/2027	25,000	25,000	24,875
MPT Operating Partnership LP/MPT Finance Corp.	5.00	10/15/2027	250,000	250,000	256,875

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Buildings and Real Estate (Continued)
Service Properties Trust	7.50%		9/15/2025	97,000	$97,000	$102,193
Standard Industries, Inc.(d)	4.75		1/15/2028	52,000	53,582	52,715
Standard Industries, Inc.(d)	5.00		2/15/2027	200,000	199,014	202,500
TRI Pointe Group, Inc.	5.70		6/15/2028	121,000	121,000	122,815

Total Buildings and Real Estate				2,552,000	2,530,318	2,538,620

Cargo Transport — 1.3%*:
Kenan Advantage Group, Inc. (The)(d)	7.88		7/31/2023	700,000	703,038	616,000

Chemicals, Plastics and Rubber — 2.9%*:
CF Industries, Inc.	4.95		6/1/2043	23,000	23,085	24,789
CF Industries, Inc.	5.38		3/15/2044	48,000	47,175	51,902
Consolidated Energy Finance SA(b)	6.88		6/15/2025	405,000	403,731	344,250
CVR Partners LP/CVR Nitrogen Finance Corp.(d)	9.25		6/15/2023	235,000	240,202	230,300
LBC Tank Terminals Holding Netherlands BV(d)	6.88		5/15/2023	250,000	245,587	252,318
Starfruit Finco BV/Starfruit US Holdco LLC(a),(d)	8.00		10/1/2026	56,000	54,840	57,327
Univar Solutions USA, Inc.(d)	5.13		12/1/2027	177,000	177,000	179,057
Valvoline, Inc.(d)	4.25		2/15/2030	176,000	176,387	173,360

Total Chemicals, Plastics and Rubber				1,370,000	1,368,007	1,313,303

Containers, Packaging and Glass — 1.2%*:
Graphic Packaging International LLC(d)	3.50		3/15/2028	125,000	125,000	124,025
Mauser Packaging Solutions Holding Co.(d)	7.25		4/15/2025	302,000	290,983	273,845
Trident TPI Holdings, Inc.(d)	9.25		8/1/2024	171,000	166,544	175,275

Total Containers, Packaging and Glass				598,000	582,527	573,145

Diversified/Conglomerate Manufacturing — 1.6%*:
Amsted Industries, Inc.(d)	4.63		5/15/2030	295,000	295,000	291,717
Appvion ESC, 3M EURIBOR + 4.125%(b),(e)	9.00	(f)	6/1/2025	366,000	366,000	–
Colfax Corp.(d)	6.38		2/15/2026	135,000	135,000	141,075
Energizer Holdings, Inc.(d)	7.75		1/15/2027	153,000	159,967	163,139
Griffon Corp.	5.75		3/1/2028	127,000	127,000	125,412
MTS Systems Corp.(d)	5.75		8/15/2027	33,000	33,000	30,278

Total Diversified/Conglomerate Manufacturing				1,109,000	1,115,967	751,621

Diversified/Conglomerate Service — 3.1%*:
Carlson Travel, Inc.(d)	9.50		12/15/2024	350,000	336,070	154,000
Iron Mountain, Inc.(d)	5.25		7/15/2030	235,000	235,000	231,475
KAR Auction Services, Inc.(d)	5.13		6/1/2025	186,000	162,786	183,210
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd.(d)	6.50		6/20/2027	150,000	148,125	150,375
Open Text Corp.(d)	3.88		2/15/2028	173,000	172,749	166,566
Open Text Holdings, Inc.(d)	4.13		2/15/2030	180,000	179,747	176,850

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Diversified/Conglomerate Service (Continued)
Prime Security Services Borrower LLC/Prime Finance, Inc.(d)	6.25%	1/15/2028	339,000	$337,310	$319,507
Sabre GLBL, Inc.(d)	9.25	4/15/2025	50,000	50,000	52,688

Total Diversified/Conglomerate Service			1,663,000	1,621,787	1,434,671

Ecological — 0.2%*:
Clean Harbors, Inc.(d)	4.88	7/15/2027	91,000	91,000	93,502

Electronics — 4.8%*:
Dell International LLC/EMC Corp.(d)	7.13	6/15/2024	230,000	238,018	238,266
Dell, Inc.	6.50	4/15/2038	106,000	113,291	114,374
NCR Corp.(d)	8.13	4/15/2025	63,000	63,000	66,780
Presidio Holdings, Inc.(d)	8.25	2/1/2028	66,000	66,000	66,000
RP Crown Parent LLC(d)	7.38	10/15/2024	96,000	96,000	95,760
Solera LLC/Solera Finance, Inc.(d)	10.50	3/1/2024	195,000	198,485	198,413
SS&C Technologies, Inc.(d)	5.50	9/30/2027	280,000	280,000	284,099
Veritas US, Inc./Veritas Bermuda Ltd.(d)	10.50	2/1/2024	831,000	762,911	743,745
WESCO Distribution, Inc.(d)	7.13	6/15/2025	191,000	191,000	201,148
WESCO Distribution, Inc.(d)	7.25	6/15/2028	197,000	195,518	208,327

Total Electronics			2,255,000	2,204,223	2,216,912

Finance — 5.4%*:
Alliance Data Systems Corp.(d)	4.75	12/15/2024	300,000	300,000	270,000
Ford Motor Credit Co. LLC	4.13	8/4/2025	200,000	157,746	189,690
Ford Motor Credit Co. LLC	5.13	6/16/2025	233,000	233,000	233,093
Ford Motor Credit Co. LLC	5.60	1/7/2022	200,000	177,389	201,500
Ford Motor Credit Co. LLC	5.88	8/2/2021	200,000	181,915	201,940
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	4.75	9/15/2024	105,000	106,916	98,721
Icahn Enterprises LP / Icahn Enterprises Finance Corp.	6.25	5/15/2026	500,000	500,000	500,350
LPL Holdings, Inc.(d)	5.75	9/15/2025	518,000	513,054	524,475
Springleaf Finance Corp.	5.38	11/15/2029	302,000	304,024	282,370

Total Finance			2,558,000	2,474,044	2,502,139

Healthcare, Education and Childcare — 7.6%*:
Bausch Health Americas., Inc.(d)	8.50	1/31/2027	175,000	180,013	185,719
Bausch Health Cos., Inc.(d)	5.88	5/15/2023	3,000	2,706	2,992
Bausch Health Cos., Inc.(d)	5.00	1/30/2028	130,000	130,000	122,394
Bausch Health Cos., Inc.(d)	5.25	1/30/2030	188,000	188,000	178,365
Bausch Health Cos., Inc.(d)	5.50	3/1/2023	37,000	31,752	37,000
Bausch Health Cos., Inc.(d)	7.00	1/15/2028	250,000	263,299	257,500
Centene Corp.	4.25	12/15/2027	108,000	107,147	111,446
Centene Corp.	4.63	12/15/2029	209,000	209,000	220,495

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Healthcare, Education and Childcare (Continued)
Centene Corp.(d)	5.25%	4/1/2025	104,000	$106,938	$107,086
Centene Corp.(d)	5.38	6/1/2026	19,000	19,841	19,696
Envision Healthcare Corp.(d)	8.75	10/15/2026	472,000	463,924	224,200
HCA, Inc.	3.50	9/1/2030	276,000	274,655	265,835
HCA, Inc.	5.38	2/1/2025	175,000	176,701	187,469
Hillenbrand, Inc.	5.75	6/15/2025	108,000	108,000	111,780
Jaguar Holding Co. II / PPD Development LP(d)	4.63	6/15/2025	154,000	154,000	156,726
Molina Healthcare, Inc.(d)	4.38	6/15/2028	165,000	165,000	164,794
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA(d)	7.25	2/1/2028	400,000	400,000	406,592
Par Pharmaceutical, Inc.(d)	7.50	4/1/2027	300,000	300,000	307,860
Radiology Partners, Inc.(d)	9.25	2/1/2028	176,000	176,000	165,880
Tenet Healthcare Corp.(d)	4.88	1/1/2026	125,000	125,000	121,719
Tenet Healthcare Corp.(d)	5.13	11/1/2027	125,000	125,000	123,337

Total Healthcare, Education and Childcare			3,699,000	3,706,976	3,478,885

Home and Office Furnishings, Housewares, and Durable Consumer Products — 1.1%*:
Newell Brands, Inc.	4.70	4/1/2026	142,000	135,072	149,016
Newell Brands, Inc.	4.88	6/1/2025	88,000	87,568	92,162
Newell Brands, Inc.	5.88	4/1/2036	52,000	58,668	55,445
Resideo Funding, Inc.(d)	6.13	11/1/2026	192,000	188,917	187,680

Total Home and Office Furnishings, Housewares, and Durable Consumer Products			474,000	470,225	484,303

Hotels, Motels, Inns and Gaming — 4.0%*:
Boyd Gaming Corp.(d)	8.63	6/1/2025	82,000	82,000	85,690
Boyne USA, Inc.(d)	7.25	5/1/2025	125,000	125,000	130,938
Caesars Resort Collection LLC / CRC Finco, Inc.(d)	5.25	10/15/2025	90,000	80,771	78,300
Colt Merger Sub, Inc.(d)	5.75	7/1/2025	125,000	125,000	125,713
ESH Hospitality, Inc.(d)	4.63	10/1/2027	265,000	265,000	248,106
Golden Nugget, Inc.(d)	8.75	10/1/2025	280,000	222,786	158,200
MGM Resorts International	6.75	5/1/2025	250,000	250,000	247,520
Scientific Games International, Inc.(d)	5.00	10/15/2025	81,000	73,116	74,784
Scientific Games International, Inc.(d)	7.25	11/15/2029	74,000	62,419	59,200
Scientific Games International, Inc.(d)	8.25	3/15/2026	15,000	12,781	13,453
Scientific Games International, Inc.(d)	8.63	7/1/2025	113,000	113,000	105,621
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.25	5/15/2027	98,000	98,000	84,721
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.(d)	5.50	3/1/2025	250,000	247,611	228,750
Wynn Macau Ltd.(a),(d)	5.13	12/15/2029	188,000	188,000	182,360

Total Hotels, Motels, Inns and Gaming			2,036,000	1,945,484	1,823,356

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Insurance — 0.8%*:
Acrisure LLC/Acrisure Finance, Inc.(d)	7.00%	11/15/2025	275,000	$263,510	$262,969
Acrisure LLC/Acrisure Finance, Inc.(d)	8.13	2/15/2024	84,000	84,000	87,335

Total Insurance			359,000	347,510	350,304

Leisure, Amusement, Entertainment — 1.8%*:
Colt Merger Sub, Inc.(d)	6.25	7/1/2025	125,000	125,000	124,219
Colt Merger Sub, Inc.(d)	8.13	7/1/2027	250,000	250,000	241,562
Live Nation Entertainment, Inc.(d)	4.75	10/15/2027	251,000	249,995	215,913
Ryman Hospitality Properties, Inc.(d)	4.75	10/15/2027	296,000	296,000	263,440

Total Leisure, Amusement, Entertainment			922,000	920,995	845,134

Machinery Non-Agriculture, Non-Construction, Non-Electronic — 0.7%*:
Apex Tool Group LLC/BC Mountain Finance, Inc.(d)	9.00	2/15/2023	430,000	423,690	310,675

Mining, Steel, Iron and Non-Precious Metals — 4.4%*:
Cleveland-Cliffs, Inc.(d)	6.75	3/15/2026	72,000	71,462	69,480
Compass Minerals International, Inc.(d)	4.88	7/15/2024	124,000	117,599	124,310
First Quantum Minerals Ltd.(a),(d)	6.88	3/1/2026	229,000	229,000	216,977
First Quantum Minerals Ltd.(a),(d)	7.50	4/1/2025	158,000	151,515	151,285
Freeport-McMoRan, Inc.	4.13	3/1/2028	28,000	27,018	27,160
Kinross Gold Corp.	6.88	9/1/2041	99,000	98,537	120,623
New Gold, Inc.(d)	7.50	7/15/2027	279,000	279,508	287,842
Northwest Acquisitions ULC/Dominion Finco, Inc.a,(a),(d),(e)	7.13	11/1/2022	493,000	498,177	5,053
Peabody Energy Corp.(d)	6.00	3/31/2022	524,000	525,547	340,600
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp.(d)	7.50	6/15/2025	196,000	201,496	165,659
Warrior Met Coal, Inc.(d)	8.00	11/1/2024	540,000	546,680	526,500

Total Mining, Steel, Iron and Non-Precious Metals			2,742,000	2,746,539	2,035,489

Oil and Gas — 11.8%*:
Antero Resources Corp.	5.38	11/1/2021	160,000	155,891	148,000
Apache Corp.	4.38	10/15/2028	51,000	46,952	45,036
Apache Corp.	4.75	4/15/2043	26,000	21,003	20,932
Apache Corp.	5.10	9/1/2040	51,000	41,328	41,899
Apache Corp.	5.35	7/1/2049	78,000	62,528	62,239
Buckeye Partners LP	5.85	11/15/2043	26,000	21,780	22,563
Cenovus Energy, Inc.(a)	4.25	4/15/2027	37,000	33,737	33,511
Cenovus Energy, Inc.(a)	5.40	6/15/2047	54,000	47,626	46,358
Cenovus Energy, Inc.(a)	6.75	11/15/2039	61,000	57,800	59,393
Cheniere Energy Partners LP	4.50	10/1/2029	184,000	184,000	178,250
Cheniere Energy Partners LP	5.63	10/1/2026	250,000	250,000	248,750
Continental Resources, Inc.	3.80	6/1/2024	59,000	51,350	55,166

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE		DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Oil and Gas (Continued)
Continental Resources, Inc.	4.38%		1/15/2028	66,000	$54,249	$58,095
CVR Energy, Inc.(d)	5.25		2/15/2025	300,000	300,000	276,000
CVR Energy, Inc.(d)	5.75		2/15/2028	300,000	300,000	262,500
DCP Midstream Operating LP	5.13		5/15/2029	9,000	8,307	8,634
DCP Midstream Operating LP(d)	6.45		11/3/2036	4,000	3,302	3,600
Endeavor Energy Resources LP / EER Finance, Inc.(d)	6.63		7/15/2025	115,000	116,182	115,899
EQM Midstream Partners LP(d)	6.00		7/1/2025	145,000	145,000	146,873
EQM Midstream Partners LP(d)	6.50		7/1/2027	119,000	119,000	121,882
Genesis Energy LP / Genesis Energy Finance Corp.	5.63		6/15/2024	56,000	51,607	48,720
Genesis Energy LP/Genesis Energy Finance Corp.	6.00		5/15/2023	18,000	17,832	16,200
Genesis Energy LP/Genesis Energy Finance Corp.	6.50		10/1/2025	390,000	371,242	333,450
Hilcorp Energy I LP / Hilcorp Finance Co.(d)	5.75		10/1/2025	17,000	10,257	14,450
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	5.00		12/1/2024	32,000	22,817	27,520
Hilcorp Energy I LP/Hilcorp Finance Co.(d)	6.25		11/1/2028	70,000	61,727	56,175
Jonah Energy LLC/Jonah Energy Finance Corp.(d)	7.25		10/15/2025	351,000	328,457	42,998
Jupiter Resources, Inc.(a),(b)	10.00		1/31/2024	48,085	48,085	43,277
Laredo Petroleum, Inc.	9.50		1/15/2025	150,000	150,000	103,688
Laredo Petroleum, Inc.	10.13		1/15/2028	150,000	150,000	103,500
MEG Energy Corp.(a),(d)	7.13		2/1/2027	270,000	270,000	224,437
Nabors Industries Ltd.(d)	7.25		1/15/2026	100,000	100,472	61,500
Nabors Industries Ltd.(d)	7.50		1/15/2028	72,000	72,000	44,280
Neptune Energy Bondco PLC(a),(d)	6.63		5/15/2025	242,000	242,212	210,540
Occidental Petroleum Corp., 3M USD LIBOR + 1.450%	1.84	(f)	8/15/2022	38,000	27,068	34,967
Occidental Petroleum Corp.	2.60		4/15/2022	31,000	23,578	29,537
Occidental Petroleum Corp.	2.70		8/15/2022	73,000	54,213	67,959
Occidental Petroleum Corp.	2.70		2/15/2023	29,000	17,895	26,426
Occidental Petroleum Corp.	2.90		8/15/2024	38,000	21,851	32,470
Occidental Petroleum Corp.	3.50		6/15/2025	75,000	53,925	63,375
Occidental Petroleum Corp.	4.10		2/1/2021	163,000	147,248	163,652
Occidental Petroleum Corp.	4.20		3/15/2048	12,000	8,523	8,126
Occidental Petroleum Corp.	4.40		4/15/2046	78,000	55,593	54,407
Occidental Petroleum Corp.	4.40		8/15/2049	31,000	22,170	21,390
Occidental Petroleum Corp.	4.50		7/15/2044	32,000	23,128	22,080
Occidental Petroleum Corp.	6.45		9/15/2036	14,000	10,785	11,830
Occidental Petroleum Corp.	6.60		3/15/2046	83,000	63,946	72,249
Occidental Petroleum Corp.	6.95		7/1/2024	36,000	21,190	35,303
Ovintiv, Inc.	6.50		8/15/2034	42,000	37,750	37,523
Ovintiv, Inc.	6.63		8/15/2037	9,000	7,921	7,835
Parkland Fuel Corp.(a),(d)	5.88		7/15/2027	125,000	125,000	129,688
PBF Holding Co. LLC/PBF Finance Corp.(d)	6.00		2/15/2028	600,000	600,000	498,000
PBF Holding Co. LLC/PBF Finance Corp.	7.25		6/15/2025	350,000	358,535	317,625

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Oil and Gas (Continued)
Targa Resources Partners LP / Targa Resources Partners Finance Corp.(d)	5.50%	3/1/2030	6,000	$5,414	$5,794
Targa Resources Partners LP / Targa Resources Partners Finance Corp.	6.88	1/15/2029	24,000	23,761	25,140
Targa Resources Partners LP/Targa Resources Partners Finance Corp.	4.25	11/15/2023	53,000	45,775	50,615
Welltec A/S(a),(d)	9.50	12/1/2022	228,000	230,784	205,200
Western Midstream Operating LP	4.05	2/1/2030	56,000	49,790	53,905
Western Midstream Operating LP	5.30	3/1/2048	157,000	120,850	127,366
Western Midstream Operating LP	5.45	4/1/2044	79,000	64,502	65,791

Total Oil and Gas			6,523,085	6,137,938	5,454,568

Personal and Non-Durable Consumer Products Mfg. Only — 0.1%*:
Spectrum Brands, Inc.(d)	5.00	10/1/2029	48,000	48,000	47,400

Personal Transportation — 0.5%*:
American Airlines Group, Inc.(d)	3.75	3/1/2025	212,000	212,000	98,557
American Airlines Group, Inc.(d)	5.00	6/1/2022	221,000	221,000	128,180

Total Personal Transportation			433,000	433,000	226,737

Personal, Food and Miscellaneous — 0.8%*:
Mattel, Inc.(d)	5.88	12/15/2027	159,000	157,809	163,770
Mattel, Inc.(d)	6.75	12/31/2025	132,000	134,279	136,950
Simmons Foods, Inc.(d)	7.75	1/15/2024	83,000	83,000	86,586

Total Personal, Food and Miscellaneous			374,000	375,088	387,306

Printing and Publishing — 0.9%*:
Cimpress plc(d)	7.00	6/15/2026	427,000	448,269	393,907

Retail Stores — 1.2%*:
Core & Main Holdings LP, 8.625% CASH / 9.375% PIK(d)	8.63	9/15/2024	43,000	42,678	43,069
KGA Escrow LLC(d)	7.50	8/15/2023	282,000	282,000	281,647
Penske Automotive Group, Inc.	5.50	5/15/2026	250,000	250,000	249,375

Total Retail Stores			575,000	574,678	574,091

Telecommunications — 9.9%*:
Altice Financing SA(a),(d)	5.00	1/15/2028	222,000	222,000	220,526
Altice Financing SA(a),(d)	7.50	5/15/2026	106,000	101,298	111,035
Altice Finco SA(d)	7.63	2/15/2025	110,000	111,331	114,401
Banff Merger Sub, Inc.(d)	9.75	9/1/2026	185,000	183,473	186,156
Boxer Parent Co., Inc.(d)	9.13	3/1/2026	158,000	158,000	163,530
CenturyLink, Inc.	6.75	12/1/2023	139,000	139,229	149,396
CommScope Technologies Finance LLC(d)	6.00	6/15/2025	38,000	33,829	36,697
CommScope Technologies LLC(d)	5.00	3/15/2027	562,000	540,779	506,193

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

	EFFECTIVE INTEREST RATE	DUE DATE	PRINCIPAL ‡‡	COST	FAIR VALUE

Corporate Bonds (Continued)

Telecommunications (Continued)
Hughes Satellite Systems Corp.	6.63%	8/1/2026	426,000	$430,544	$442,137
LCPR Senior Secured Financing DAC(a),(d)	6.75	10/15/2027	200,000	200,000	204,000
Midcontinent Communications/Midcontinent Finance Corp.(d)	5.38	8/15/2027	149,000	149,000	151,292
Sprint Capital Corp.	6.88	11/15/2028	648,000	653,433	788,940
Sprint Capital Corp.	8.75	3/15/2032	52,000	73,786	74,425
Sprint Corp.	7.63	3/1/2026	114,000	114,000	134,562
Telecom Italia Capital SA(a)	6.00	9/30/2034	62,000	72,319	67,394
Telecom Italia SpA(a),(d)	5.30	5/30/2024	250,000	258,146	260,893
ViaSat, Inc.(d)	5.63	4/15/2027	149,000	149,000	152,539
ViaSat, Inc.(d)	6.50	7/15/2028	200,000	200,000	200,042
Virgin Media Finance plc(d)	5.00	7/15/2030	117,000	117,000	114,392
Virgin Media Secured Finance PLC(a),(d)	5.50	5/15/2029	250,000	254,089	261,250
Ziggo BV(a),(d)	4.88	1/15/2030	89,000	89,000	89,482
Ziggo BV(a),(d)	5.50	1/15/2027	140,000	134,779	141,758

Total Telecommunications			4,366,000	4,385,035	4,571,040

Textiles and Leather — 0.1%*:
Hanesbrands, Inc.(d)	4.88	5/15/2026	25,000	26,192	25,187

Utilities — 1.0%*:
PG&E Corp.	5.00	7/1/2028	95,000	95,000	94,972
PG&E Corp.	5.25	7/1/2030	82,000	82,000	82,467
Vistra Operations Co. LLC(d)	4.30	7/15/2029	250,000	247,929	262,838

Total Utilities			427,000	424,929	440,277

Total Corporate Bonds			45,782,085	45,170,738	42,295,241

Total Fixed Income			48,796,378	48,048,862	44,646,852

Total Investments			48,841,927	48,364,510	44,676,904

Other assets and liabilities – 3.0%*					1,359,746

Net Assets – 100.0%					$46,036,650

PIK	Payment-in-kind
‡‡	Unless otherwise indicated, all principal amounts are denominated in United States Dollars.
*	Calculated as a percentage of net assets applicable to common shareholders.
(a)	Foreign security.

See accompanying Notes to the Financial Statements.

Barings U.S. High Yield Fund 2020 Annual Report

SCHEDULE OF INVESTMENTS (CONTINUED)

June 30, 2020

Distributions of investments by country of risk (excluding temporary cash investments) as a percentage of total investments in securities, is as follows:

United States	89.4%
Canada	3.2%
United Kingdom	1.3%
Netherlands	1.3%
Portugal	1.0%
Other (Individually less than 1%)	3.8%

Total	100.0%

(b)	For fair value measurement disclosure purposes, security is categorized as Level 3 (See Note 2).
(c)

Bank loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for bank loans are the current interest rates at June 30, 2020. Bank loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown.

(d)

Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

(e)	Defaulted security.
(f)	Variable rate security. The interest rate shown is the rate in effect at June 30, 2020.

See accompanying Notes to the Financial Statements.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS

June 30, 2020

1.	Organization

Barings Funds Trust (the “Trust”) was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 3, 2013 and commenced operations on September 16, 2013. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of June 30, 2020, the Trust consists of seven funds (separately, a “Fund” and collectively, the “Funds”): Barings Global Floating Rate Fund (“Global Floating Rate Fund”), Barings Global Credit Income Opportunities Fund (“Global Credit Income Opportunities Fund”), Barings Active Short Duration Bond Fund (“Active Short Duration Bond Fund”), Barings Diversified Income Fund (“Diversified Income Fund”), Barings Emerging Markets Debt Blended Total Return Fund (“Emerging Markets Debt Blended Total Return Fund”), Barings Global Emerging Markets Equity Fund (“Global Emerging Markets Equity Fund”) and Barings U.S. High Yield Fund (“U.S. High Yield Fund”). Each Fund, other than Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, is a “diversified” investment company. Global Credit Income Opportunities Fund and Global Floating Rate Fund commenced operations on September 16, 2013. Active Short Duration Bond Fund and Diversified Income Fund commenced operations on July 8, 2015. Emerging Markets Debt Blended Total Return Fund commenced operations on October 21, 2015. U.S. High Yield Fund commenced operations on October 30, 2015. Global Emerging Markets Equity Fund commenced operations on September 17, 2018.

Barings LLC (the “Adviser”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and serves as investment adviser to the Funds.

Barings International Investment Limited (“BIIL”), a private limited company incorporated under the laws of England, serves as a sub-adviser with respect to European investments for the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund. The Adviser also has entered into a personnel-sharing arrangement with BIIL with respect to the Diversified Income Fund, pursuant to which, certain employees of BIIL may serve as “associated persons” of the Adviser and, in this capacity, subject to the oversight and supervision of the Adviser may provide research and related services, and discretionary investment management and trading services to the Fund on behalf of the Adviser.

The primary investment objective of the Global Floating Rate Fund is to seek a high level of current income. The Global Floating Rate Fund seeks preservation of capital as a secondary investment objective. The investment objective of the Global Credit Income Opportunities Fund is to seek an absolute return, primarily through current income and secondarily through capital appreciation. The investment objective of the Active Short Duration Bond Fund is to seek to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. The investment objective of the Diversified Income Fund seeks an absolute return, primarily through current income and capital appreciation. The investment objective of the Emerging Markets Debt Blended Total Return Fund is to seek to achieve maximum total return, consistent with preservation of capital and prudent investment management, through high current income generation and, where appropriate, capital appreciation. The investment objective of the Global Emerging Markets Equity Fund is to seek to achieve long-term capital growth. The investment objective of the U.S. High Yield Fund is to seek to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.

There can be no assurance that the Funds will achieve their investment objectives. Under normal market conditions, the Global Floating Rate Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in income producing floating rate debt securities, consisting of floating rate loans, bonds and notes, issued primarily by North American and Western European companies that are primarily, at the time of purchase, rated below-investment grade (below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or below BBB- by either Standard & Poor’s Rating Services, a division of the McGraw-Hill Company, Inc. (“S&P”) or Fitch, Inc. (“Fitch”)) or, if unrated, determined by the Adviser or BIIL to be of comparable quality. Under normal market conditions, the Global Credit Income Opportunities Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in debt instruments,

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

consisting of loans, bonds and notes. Investments may be based in U.S. and non-U.S. markets, as well as over-the-counter and exchange traded derivatives. Investments may be issued or guaranteed by governments and their agencies, corporations, financial institutions and supranational organizations that the Adviser believes have the potential to provide a high total return over time. A significant portion of the Global Floating Rate Fund and Global Credit Income Opportunities Fund’s investments in debt instruments will be denominated in a currency other than the U.S. dollar. Although the investments in non-U.S. dollar denominated assets may be on a currency hedged or unhedged basis, the Global Floating Rate Fund and Global Credit Income Opportunities Fund expect that, under current market conditions, they will seek to hedge substantially all of their exposure to foreign currencies. Under normal market conditions, the Active Short Duration Bond Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s or BBB- or higher by S&P or Fitch or if unrated, determined to be of comparable quality by the Adviser). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Diversified Income Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in fixed income securities. These typically include: U.S. dollar denominated corporate obligations and bank loans, securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, U.S. and foreign issuer dollar denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, convertible bonds, mortgage-backed, and other asset-backed securities. Under normal market conditions, the Emerging Markets Debt Blended Total Return Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in (i) securities denominated in currencies of the emerging market countries, (ii) fixed income securities or debt instruments issued by emerging market entities or sovereign nations, and/or (iii) debt instruments denominated in or based on the currencies, interest rates, or issues of emerging market countries. Emerging market countries are defined to include any country that did not become a member of the Organization for Economic Cooperation and Development (O.E.C.D.) prior to 1975 and Turkey. Certain emerging market countries are referred to as “frontier” market countries. The Emerging Markets Debt Blended Total Return Fund will likely focus its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. Under normal market conditions, the Global Emerging Markets Equity Fund will invest at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity and equity-related securities of issues that are economically tied to one or more emerging market countries. In general, countries may be considered emerging markets if they are included in any one of the Morgan Stanley Capital Index (“MSCI”) emerging markets indices. Under normal circumstances, the U.S. High Yield Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by either S&P or Fitch (using the lower rating) or, if unrated, determined by the Adviser to be of comparable quality), and at least 80% of its net assets (including the amount of any borrowings for investment purposes) in securities of U.S. issuers. The U.S. High Yield Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, the Adviser does not expect that the U.S. High Yield Fund will invest more than 20% of its total assets in bank loans. The U.S. High Yield Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.

Each Fund has four classes of shares: Class A, C, I, and Y (except Active Short Duration Bond Fund, which has 5 classes of shares: Class A, C, I, Y and L), each with different expenses and dividends. Class L of Active Short Duration Bond Fund began operations on May 1, 2020. With the exception of Active Short Duration Bond Fund, which has no sales charge on any class, a front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

the case of Class C, I, and Y shares. There may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: 1) Effective January 15, 2018, Class A Shares purchased without an initial sales charge in accounts aggregating $500,000 or more are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are tendered and accepted for repurchase within 18 months of purchase (or within 12 months for shares purchased prior to January 15, 2018). The 18-month period (or 12-month period for shares purchased prior to January 15, 2018) begins on the day on which the purchase was made; and 2) Class C shares redeemed within the first year of purchase. All classes of shares have equal voting rights, with the exception of matters that relate solely to one class.

2.	Significant Accounting Policies

The Trust is an investment company and follows accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”).

The following is a summary of significant accounting policies followed consistently by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Valuation of Investments

The Funds’ investments in fixed income securities are generally valued using the prices provided directly by independent third party services or provided directly from one or more broker dealers or market makers, each in accordance with the valuation policies and procedures approved by the Funds’ Board of Trustees (the “Board”).

The pricing services may use valuation models or matrix pricing, which consider yield or prices with respect to comparable bond quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as credit rating, interest rates and maturity date to determine the current value. The Funds’ investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Funds’ valuation policies and procedures approved by the Board. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of an independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of June 30, 2020. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of June 30, 2020.

A Valuation Committee, made up of officers of the Trust and employees of the Adviser, is responsible for determining, in accordance with the Funds’ valuation policies and procedures approved by the Board; (1) whether market quotations are readily available for investments held by the Fund; and (2) the fair value of investments held by the Fund for which market quotations are not readily available or are deemed not reliable by the Adviser. In certain cases, authorized pricing service vendors may not provide prices for a security held by the Funds, or the price provided by such pricing service vendor is deemed unreliable by the Adviser. In such cases, the Funds may use market maker quotations provided by an established market maker for that security (i.e., broker quotes) to value the security if the Adviser has experience obtaining quotations from the market maker and the Adviser determines that quotations obtained from the market maker in the past have generally been reliable (or, if the Adviser has no such experience with respect to a market maker, it determines based on other information available to it that quotations to be obtained by it from the market maker are reasonably likely to be reliable). In any such case, the

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Adviser will review any market quotations so obtained in light of other information in its possession for their general reliability.

Bond investments are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Bank loan positions are valued at the bid price from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.

Bank loans in which the Funds may invest have similar risks to lower-rated fixed income securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are supported by collateral; however, the value of the collateral may be insufficient to cover the amount owed to the Funds. By relying on a third party to administer a loan, the Funds are subject to the risk that the third party will fail to perform its obligations. The loans in which the Funds will invest are largely floating rate instruments; therefore, the interest rate risk generally is lower than for fixed-rate debt obligations. However, from the perspective of the borrower, an increase in interest rates may adversely affect the borrower’s financial condition. Due to the unique and customized nature of loan agreements evidencing loans and the private syndication thereof, loans are not as easily purchased or sold as publicly traded securities. Although the range of investors in loans has broadened in recent years, there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent. These factors may have an adverse effect on the market price and the Funds’ ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield loans in its portfolio.

The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. For example, market participants would consider the risk inherent in a particular valuation technique used to measure fair value, such as a pricing model, and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of June 30, 2020 in valuing the Funds’ investments:

Global Floating Rate Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$6,764	$559,585	***	$566,349
Limited Partnership	–	–	0	***	–
Warrants	–	–	0	***	–

Total Equities	–	6,764	559,585		566,349

Fixed Income:
Bank Loans	–	188,860,001	504,343	***	189,364,344
Corporate Bonds	–	12,351,631	0	***	12,351,631

Total Fixed Income	–	201,211,632	504,343		201,715,975

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	582,821	–		582,821

Total	$–	$201,801,217	$1,063,928		$202,865,145

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(22,691)	–		(22,691)

Total Investments	$–	$201,778,526	$1,063,928		$202,842,454

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2020 is not presented.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

CTI Foods Holding Co, LLC	$559,585	Discounted Cash Flow	Average Enterprise Valuation Multiple: 4 year projection, 7.1x; EBITDA: $53.7 million; 15% discount rate

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero

Tunstall Group Holdings Ltd	$–	Zero Value	Valued at zero

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $20.4 million; 20% discount rate

Southcross Energy Partners LP	$–	Zero Value	Valued at zero

Templar Energy LLC	$–	Broker Quote	Valued at zero until final accrual is received

Templar Energy LLC	$–	Broker Quote	Valued at zero until final accrual is received

Pinnacle Operating Corp, earnout shares	$–	Zero Value	Valued at zero

Appvion Holdings Corp	$–	Broker Quote	Valued at zero

Appvion Holdings Corp	$–	Broker Quote	Valued at zero

Bank Loans

CTI Foods Holding Co, LLC, 3M LIBOR	$186,767	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $53.7 million;: 15% discount rate

CTI Foods Holding Co, LLC, 3M LIBOR	$310,064	Discounted Cash Flow	Average Enterprise Valuation Multiple: 3 year projection, 7.1x; EBITDA: $53.7 million;: 15% discount rate

Deoleo S.A.	$–	Zero Value	Valued at zero

Boomerang Tube LLC	$7,512	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $20.4 million; 20% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Galapagos S.A.	$–	Zero Value	Valued at zero without primary asset attached
Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Global Credit Income Opportunities Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$91,143	$482,271	***	$573,414
Limited Partnership	–	–	0	***	–
Warrants	–	–	0	***	–

Total Equities	–	91,143	482,271		573,414

Fixed Income:
Asset-Backed Securities	–	15,223,902	0	***	15,223,902
Bank Loans	–	64,979,889	350,148	***	65,330,037
Corporate Bonds	–	70,191,872	90,356	***	70,282,228

Total Fixed Income	–	150,395,663	440,504		150,836,167

Purchased Option:
Put Option Purchased	777,280	–	–		777,280

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	495,076	–		495,076

Total	$777,280	$150,981,882	$922,775		$152,681,937

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(47,937)	–		(47,937)
Put Option Written	(439,208)	–	–		(439,208)

Total Derivative Securities	(439,208)	(47,937)	–		(487,145)

Total Investments	$338,072	$150,933,945	$922,775		$152,194,792

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2020 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Innovation Group	$–	Zero Value	Valued at zero

MModal, Inc.	$3,213	Analyst Priced	Analyst verified stale price and adjusted for cash receipts

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero

Tunstall Group Holdings LTD	$–	Zero Value	Valued at zero

Boomerang Tube LLC	$–	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $20.4 million; 20% discount rate

Southcross Energy Partners LP	$–	Zero Value	Valued at zero

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Maxeda DIY B.V.	$423,781	Market Comparables	LTM EBITDA €115m; Net leverage €409m; Average Comparable Valuation: 6.0X

Maxeda DIY B.V.	$55,277	Market Comparables	LTM EBITDA €115m; Net leverage €409m; Average Comparable Valuation: 6.0X

Pinnacle Operating Corp, earnout shares	$–	Zero Value	Valued at zero

Appvion Holdings Corp	$–	Broker Quote	Valued at zero

Appvion Holdings Corp	$–	Broker Quote	Valued at zero

Asset Backed Securities

BlueMountain CLO Ltd.	$–	Zero Value	Valued at zero

Bank Loans

Deoleo S.A.	$–	Zero Value	Valued at zero

Innovation Group PLC	$79,365	Vendor Price	$95.50: Price source depth of 1

Innovation Group PLC	$35,939	Vendor Price	$24.78: Price source depth of 1

Innovation Group PLC	$63,090	Vendor Price	$111.52: Price source depth of 1

Innovation Group PLC	$156,696	Vendor Price	$95.50: Price source depth of 1

Boomerang Tube LLC	$15,058	Discounted Cash Flow	Average Enterprise Valuation Multiple: 5 year projection, 5.0x; EBITDA: $20.4 million; 20% discount rate

Corporate Bonds

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Jupiter Resources, Inc.	$90,356	Broker Quote	$90.00: Price source depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

Active Short Duration Bond Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$307,459,029	$8,133,500	$315,592,529
Corporate Bonds	–	318,403,399	–	318,403,399
Mortgage-Backed Securities	–	109,620,679	–	109,620,679
U.S. Treasury & Government Agencies	–	5,537,500	–	5,537,500

Total Fixed Income	–	741,020,607	8,133,500	749,154,107

Purchased Options:
Call Option Purchased	–	304,446	–	304,446
Put Options Purchased	–	830,020	–	830,020

Total Purchased Options	–	1,134,466	–	1,134,466

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Short-Term Investments:
Commercial Paper	$–	$54,944,663	$–	$54,944,663

Total Short-Term Investments	–	54,944,663	–	54,944,663

Total	$–	$797,099,736	$8,133,500	$805,233,236

Liabilities:
Derivative Securities:
Centrally Cleared Credit Default Swaps*	–	(121,089)	–	(121,089)
Futures*	(1,025,565)	–	–	(1,025,565)

Total Derivative Securities	(1,025,565)	(121,089)	–	(1,146,654)

Total Investments	$(1,025,565)	$796,978,647	$8,133,500	$804,086,582

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Asset-Backed Securities

SLM Student Loan Trust 2006-2	$2,021,728	Broker Quote	$511.05: Broker quote depth of 1

SoFi Alternative Trust 2019-C	$3,625,946	Broker Quote	$108.61: Broker quote depth of 1

SoFi Professional Loan Program 2018-A	$661,977	Broker Quote	$ 48.23: Broker quote depth of 1

SoFi Professional Loan Program 2018-B Trust	$499,066	Broker Quote	$ 39.43 Broker quote depth of 1

SoFi Professional Loan Program 2018-D Trust	$459,911	Broker Quote	$ 24.37: Broker quote depth of 1

SoFi Professional Loan Program 2019-A LLC	$864,872	Broker Quote	$ 24.55: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2019	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3**	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2020	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2020

Asset–Backed Securities	$12,047,135	$(882,762)	$(247,727)	$(1,754,321)	$92,554	$–	$(1,121,379)	$8,133,500	$(247,727)

Total	$12,047,135	$(882,762)	$(247,727)	$(1,754,321)	$92,554	$–	$(1,121,379)	$8,133,500	$(247,727)

**	Transfers out of Level 3 into Level 2 occurred because observable inputs were now available.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Diversified Income Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Asset-Backed Securities	$–	$18,510,031	$–	$18,510,031
Corporate Bonds	–	18,620,900	–	18,620,900
Mortgage-Backed Securities	–	3,189,175	–	3,189,175

Total Fixed Income	–	40,320,106	–	40,320,106

Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	107	–	107
Futures*	44	–	–	44

Total Derivative Securities	44	107	–	151

Total	$44	$40,320,213	$–	$40,320,257

Liabilities:
Derivative Securities:
Forward Foreign Currency Exchange Contracts	–	(4,280)	–	(4,280)
Futures*	(57,468)	–	–	(57,468)

Total Derivative Securities	(57,468)	(4,280)	–	(61,748)

Total Investments	$(57,424)	$40,315,933	$–	$40,258,509

*	Centrally Cleared Swaps and Futures are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Fixed Income:
Corporate Bonds	$–	$21,286,835	$–	$21,286,835
Foreign Government	–	29,495,269	1,016,514	30,511,783

Total Fixed Income	–	50,782,104	1,016,514	51,798,618

Derivative Securities:
Centrally Cleared Interest Rate Swaps*	–	1,108,906	–	1,108,906
Forward Foreign Currency Exchange Contracts	–	1,926,360	–	1,926,360
OTC – Credit Default Swaps	–	7,087	–	7,087
OTC – Cross Currency Swaps	–	572,671	–	572,671
OTC – Interest Rate Swaps	–	1,621,716	–	1,621,716

Total Derivative Securities	–	5,236,740	–	5,236,740

Total	$–	$56,018,844	$1,016,514	$57,035,358

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Liabilities:
Derivative Securities:
Centrally Cleared Interest Rate Swaps*	$–	$(7,026)	$–	$(7,026)
Forward Foreign Currency Exchange Contracts	–	(1,071,754)	–	(1,071,754)
OTC – Credit Default Swaps	–	(375,171)	–	(375,171)
OTC – Cross Currency Swaps	–	(121,273)	–	(121,273)

Total Derivative Securities	–	(1,575,224)	–	(1,575,224)

Total Investments	$–	$54,443,620	$1,016,514	$55,460,134

*	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statement of Assets and Liabilities.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Foreign Government

Asian Development Bank 7/14/21	$329,523	Broker Quote	$32.31: Broker quote depth of 1

European Bank for Reconstruction and Development 10/29/22	$386,304	Broker Quote	$32.19: Broker quote depth of 1

International Bank for Reconstruction and Development 11/22/21	$300,687	Broker Quote	$31.32: Broker quote depth of 1

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

The following is a reconciliation of investments with unobservable inputs (Level 3) that were used in determining fair value:

INVESTMENTS IN SECURITIES	BALANCE AS OF JULY 1, 2019	REALIZED GAIN (LOSS)	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	NET TRANSFERS IN (OUT) OF LEVEL 3	ACCRUED PREMIUMS/ DISCOUNTS	PURCHASES	SALES	BALANCE AS OF JUNE 30, 2020	CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) FROM INVESTMENTS HELD AT JUNE 30, 2020

Foreign Government	$–	$4,075	$(55,494)	$–	$–	$1,186,194	$(118,261)	$1,016,514	$(55,494)

Total	$–	$4,075	$(55,494)	$–	$–	$1,186,194	$(118,261)	$1,016,514	$(55,494)

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Global Emerging Markets Equity Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$9,979,939	$–	$–	$9,979,939

Total Equities	9,979,939	–	–	9,979,939

Mutual Fund:
Mutual Fund	170,753	–	–	170,753

Total	$10,150,692	$–	$–	$10,150,692

Total Investments	$10,150,692	$–	$–	$10,150,692

U.S. High Yield Fund

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL INVESTMENTS

Assets:
Equities:
Common Stocks	$–	$30,052	$–		$30,052
Warrants	–	–	0	***	–

Total Equities	–	30,052	0		30,052

Fixed Income:
Bank Loans	–	2,351,611	–		2,351,611
Corporate Bonds	–	42,251,964	43,277	***	42,295,241

Total Fixed Income	–	44,603,575	43,277		44,646,852

Total	$–	$44,633,627	$43,277		$44,676,904

Total Investments	$–	$44,633,627	$43,277		$44,676,904

***

None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund. Level 3 investments at the end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2020 is not presented.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of June 30, 2020:

TYPE OF ASSETS	FAIR VALUE AS OF JUNE 30, 2020	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT

Equities

Appvion Holdings Corp.	$–	Broker Quote	Valued at zero

Appvion Holdings Corp.	$–	Broker Quote	Valued at zero

Corporate Bonds

Jupiter Resources	$43,277	Broker Quote	$90.00: Price source depth of 1

Appvion ESC	$–	Zero Value	Valued at zero without primary asset attached

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Although the Fund believes the valuation methods described above are appropriate, the use of different methodologies or assumptions to determine fair value could result in different estimates of fair value at the reporting date.

B.	When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

The Funds may enter into when-issued, delayed-delivery, forward commitment, or TBA transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

C.	Cash and Short-Term Investments

Cash and cash equivalents consist principally of short-term investments that are readily convertible into cash and have original maturities of three months or less. At June 30, 2020, all cash and cash equivalents are held by the custodian.

D.	Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Interest income from securitized investments in which the Fund(s) has/have a beneficial interest, such as the “equity” security class of a CLO vehicle (typically in the form of income or subordinated notes), are recorded upon receipt. The accrual of interest income related to these types of securities is periodically reviewed and adjustments are made as necessary. These cash inflows are regularly reviewed to ensure these payments are not materially different from what would be required by GAAP reporting. Adjustments would be made if needed to address any changes.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management has evaluated the impact of ASU 2017-08 and has adopted the requirements, and the impact, if any, is reflected within the Funds’ financial statements.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

Expenses are recorded on the accrual basis as incurred.

E.	Redemption Fees

The Funds do not have redemption fees.

F.	Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

G.	Federal Income Taxation

The Funds have elected to be taxed as a Regulated Investment Company (“RIC”) under sub-chapter M of the U.S. Internal Revenue Code of 1986, as amended, and intend to maintain this qualification and to distribute substantially all of their net taxable income to their shareholders. As of June 30, 2020, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Funds file a U.S. federal income tax return annually after their fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of the filings.

H.	Dividends and Distributions

Each Fund, except Global Emerging Markets Equity Fund, declares a dividend daily based on the Adviser’s projections of the Funds’ estimated net investment income and distributes such dividend monthly. To the extent that these distributions exceed net investment income, they may be classified as return of capital. The Funds also pay a distribution at least annually from their net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Funds’ distributions for each calendar year is reported on Internal Revenue Service Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Funds for financial reporting purposes. These differences, which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses, and net assets are not affected.

I.	Bank Loans

The Funds may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Funds record an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which the Funds invest may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Funds assume the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Funds to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments presented on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of the Funds’ bank loans. As of June 30, 2020, the Funds had no unfunded loan commitments:

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J.	Derivative Instruments

The following is a description of the derivative instruments that the Funds utilize as part of their investment strategy, including the primary underlying risk exposures related to the instrument.

The Funds are subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may use forward foreign currency exchange contracts to hedge against changes in the value of foreign currencies. The Funds may enter into forward foreign currency exchange contracts obligating the Funds to deliver or receive a currency at a specified future date. Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time the forward contract expires. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk quarterly. The Funds are also subject to credit risk with respect to the counterparties to derivative contracts that are not cleared through a central counterparty but instead are traded over-the-counter between two counterparties. If a counterparty to an over-the-counter derivative becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Funds may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Funds may obtain only a limited recovery or may obtain no recovery in such circumstances. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Funds. In addition, in the event of a bankruptcy of a clearing house, the Funds could experience a loss of the funds deposited with such clearing house as margin and of any profits on its open positions. The counterparty risk to the Funds is limited to the net unrealized gain, if any, on the contract.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency exchange contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency exchange contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the amount of receivable or payable reflected on the Statement of Assets and Liabilities.

The Funds may purchase and sell futures contracts to enhance returns, to attempt to hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

The Funds may purchase call or put options. When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current fair value of the option purchased. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. Premiums paid for purchasing options that expire are treated as realized losses. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risks associated with purchasing put and call options are potential loss of the premium paid and, in the instances of over-the-counter derivatives, the failure of the counterparty to honor its obligation under the contract.

The Funds may enter into swap options (“swaptions”). A swaption is an option to enter into a pre-defined swap

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agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when a Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which a Fund has written expires on its stipulated expiration date or a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

The Funds may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty (or central clearing party in the case of centrally cleared swaps) a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty (or central clearing party in the case of centrally cleared swaps) in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty (or central clearing party in the case of centrally cleared swaps) over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, Active Short Duration Bond Fund and Diversified Income Fund entered into credit default swaps based on a CMBX index, which is comprised of commercial mortgage-backed securities and a CDX index, which is comprised of North American and Emerging Market companies.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or

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June 30, 2020

accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party daily.

Entering into swap agreements involves counterparty and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, that there may be unfavorable changes in interest rates, and, in the case of credit default swaps, that the Adviser does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the central clearing party.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

During the period ended June 30, 2020, the Funds’ direct investment in derivatives consisted of forward foreign currency exchange contracts, futures contracts, credit default swaps, interest rate swaps and purchased options.

The following is a summary of the fair value of derivative instruments held directly by the Funds as of June 30, 2020:

Global Floating Rate Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$582,821

Total		$582,821

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June 30, 2020

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(22,691)

Total		$(22,691)

Global Credit Income Opportunities Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$495,076	$–	$495,076
Purchased Options	Investments, at fair value	–	777,280	777,280

Total		$495,076	$777,280	$1,272,356

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(47,937)	$–	$(47,937)
Written Options	Written options, at fair value	–	(439,208)	(439,208)

Total		$(47,937)	$(439,208)	$(487,145)

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June 30, 2020

Active Short Duration Bond Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Purchased Options	Investments, at fair value	$1,134,466	$–	$1,134,466

Total		$1,134,466	$–	$1,134,466

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	$(1,025,565)	$–	$(1,025,565)
Centrally Cleared Credit Default Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(121,089)	(121,089)

Total		$(1,025,565)	$(121,089)	$(1,146,654)

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June 30, 2020

Diversified Income Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$107	$–	$107
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	44	44

Total		$107	$44	$151

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(4,280)	$–	$(4,280)
Futures Contracts	Includes cumulative unrealized appreciation/ depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(57,468)	(57,468)

Total		$(4,280)	$(57,468)	$(61,748)

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June 30, 2020

Emerging Markets Debt Blended Total Return Fund

ASSET DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized appreciation on forward foreign currency exchange contracts	$1,926,360	$–	$–	$1,926,360
OTC – Swaps Contracts	Swap contracts, at fair value	574,420	1,621,716	479,993	2,676,129
Centrally Cleared Credit Interest Rate Swaps Contracts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	1,108,906	–	1,108,906

Total		$2,500,780	$2,730,622	$479,993	$5,711,395

LIABILITY DERIVATIVES	STATEMENTS OF ASSETS AND LIABILITIES LOCATION	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	Unrealized depreciation on forward foreign currency exchange contracts	$(1,071,754)	$–	$–	$(1,071,754)
OTC – Swaps Contracts	Swap contracts, at fair value	(120,511)	–	–	(120,511)
Centrally Cleared Interest Rate Swaps Contrcts	Includes cumulative unrealized appreciation/ depreciation of swaps contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.	–	(7,026)	–	(7,026)

Total		$(1,192,265)	$(7,026)	$–	$(1,199,291)

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Amount of Realized Gain/(Loss) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$1,152,178

Total	$1,152,178

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$639,468	$–	$639,468
Purchased Options	–	(677,726)	(677,726)

Total	$639,468	$(677,726)	$(38,258)

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$(21,558,580)	$–	$(21,558,580)
Purchased Options	1,219,275	–	1,219,275
Swaps Contracts	–	902,364	902,364

Total	$(20,339,305)	$902,364	$(19,436,941)

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$39,984	$–	$–	$39,984
Futures Contracts	–	(1,064,569)	–	(1,064,569)
Swaps Contracts	–	–	(7,026)	(7,026)

Total	$39,984	$(1,064,569)	$(7,026)	$(1,031,611)

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Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$1,321,055	$–	$–	$1,321,055
Futures Contracts	–	(537,852)	–	(537,852)
Purchased Options	(17,579)	–	–	(17,579)
Swaps Contracts	382,149	121,269	(389,834)	113,584

Total	$1,685,625	$(416,583)	$(389,834)	$879,208

Global Emerging Markets Equity Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$(30)

Total	$(30)

Change in Unrealized Appreciation/(Depreciation) on Derivatives:

Global Floating Rate Fund

FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts	$581,413

Total	$581,413

Global Credit Income Opportunities Fund

	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$405,493	$–	$405,493
Purchased Options	–	145,350	145,350
Written Options	–	(18,451)	(18,451)

Total	$405,493	$126,899	$532,392

Active Short Duration Bond Fund

	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts	$2,444,155	$–	$2,444,155
Purchased Options	(511,402)	–	(511,402)
Swaps Contracts	13,411	(89,443)	(76,032)

Total	$1,946,164	$(89,443)	$1,856,721

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June 30, 2020

Diversified Income Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$15,749	$–	$–	$15,749
Futures Contracts	–	126,745	–	126,745
Swaps Contracts	–	–	8,097	8,097

Total	$15,749	$126,745	$8,097	$150,591

Emerging Markets Debt Blended Total Return Fund

	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Forward Foreign Currency Exchange Contracts	$772,249	$–	$–	$772,249
Futures Contracts	–	71,794	–	71,794
Purchased Options	37,731	–	–	37,731
Swaps Contracts	371,652	3,415,201	424,284	4,211,137

Total	$1,181,632	$3,486,995	$424,284	$5,092,911

Global Floating Rate Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(a)	$66,305,639

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Credit Income Opportunities Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	EQUITY RISK	TOTAL
Forward Foreign Currency Exchange Contracts(a)	$54,854,893	$–	$54,854,893
Purchased Options(a)	$–	$5,250	$5,250
Written Options(a)	$–	$5,600	$5,600

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Active Short Duration Bond Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	2,718	–	2,718
Purchased Options(b)	$55,003,583	$–	$55,003,583
Centrally Cleared Swap Contracts(b)	$–	$13,214,286	$13,214,286

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

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Diversified Income Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	TOTAL
Futures Contracts(a)	–	121	121
Forward Foreign Currency Exchange Contracts(b)	$3,865,669	–	3,865,669

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Emerging Markets Debt Blended Total Return Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK	INTEREST RATE RISK	CREDIT RISK	TOTAL
Futures Contracts(a)	–	8	–	8
Forward Foreign Currency Exchange Contracts(b)	$82,582,030	$–	$–	$82,820,606
OTC – Swaps Contracts	$6,872,893	$22,158,573	$8,832,500	$37,863,966
Centrally Cleared Swap Contracts(b)	$–	$36,647,674	$–	$36,647,674

(a)	Volume of derivative activity is based on an average of month-end contracts outstanding during the period.
(b)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

Global Emerging Markets Equity Fund

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OF SHARES/UNITS	FOREIGN EXCHANGE CONTRACTS RISK
Forward Foreign Currency Exchange Contracts(a)	$24,537

(a)	Volume of derivative activity is based on an average of month-end notional amounts outstanding during the period.

K.	Disclosures about Offsetting Assets and Liabilities

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a Fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting. In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following tables illustrate gross and net information about recognized assets eligible for offset in the Statement of Assets and Liabilities, and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as cash collateral, through a single payment in the event of default on or termination of any one contract:

Global Floating Rate Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$582,821	$–	$582,821

Total	$582,821	$–	$582,821

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$271,889	$(3,171)	$(268,718)	$—
Morgan Stanley & Co.	310,932	(19,520)	—	291,412

Total	$582,821	$(22,691)	$(268,718)	$291,412

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$22,691	$–	$22,691

Total	$22,691	$–	$22,691

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Canadian Imperial Bank of Commerce	$3,171	$(3,171)	$–	$–
Morgan Stanley & Co.	19,520	(19,520)	–	–

Total	$22,691	$(22,691)	$–	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

Global Credit Income Opportunities Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$495,076	$–	$495,076
Purchased Options	777,280	–	777,280

Total	$1,272,356	$–	$1,272,356

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$8,187	$(8,187)	$–	$–
Barclays Bank plc	480,646	–	(480,646)	–
Goldman Sachs & Co.	6,243	(573)	–	5,670
Morgan Stanley & Co.	777,280	(439,208)	–	338,072

Total	$1,272,356	$(447,968)	$(480,646)	$343,742

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$47,937	$–	$47,937
Written Options	439,208	–	439,208

Total	$487,145	$–	$487,145

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$19,660	$(8,187)	$–	$11,473
Citibank N.A.	27,704	–	(10,000)	17,704
Goldman Sachs & Co.	573	(573)	–	–
Morgan Stanley & Co.	439,208	(439,208)	–	–

Total	$487,145	$(447,968)	$(10,000)	$29,177

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

Active Short Duration Bond Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Purchased Options	$1,134,466	$–	$1,134,466

Total	$1,134,466	$–	$1,134,466

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
JPMorgan Chase Bank N.A.	$1,134,466	$–	$(1,010,000)	$124,466

Total	$1,134,466	$–	$(1,010,000)	$124,466

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Diversified Income Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$107	$–	$107

Total	$107	$–	$107

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Standard Chartered Bank	$107	$–	$–	$107

Total	$107	$–	$–	$107

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$4,280	$–	$4,280

Total	$4,280	$–	$4,280

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Barclays Bank plc	$25	$–	$–	$25
Citibank N.A.	4,237	–	–	4,237
HSBC Bank USA	18	–	–	18

Total	$4,280	$–	$–	$4,280

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Emerging Markets Debt Blended Total Return Fund

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,926,360	$–	$1,926,360
Swap Contracts	2,201,474	–	2,201,474

Total	$4,127,834	$–	$4,127,834

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL RECEIVED (a)	NET AMOUNT (b)
Bank of America N.A.	$1,871,832	$(184,324)	$(1,650,000)	$37,508
Barclays Bank plc	116,379	(116,379)	–	–
BNP Paribas S.A.	640	(640)	–	–
Canadian Imperial Bank Of Commerce	4,776	–	–	4,776
Citibank N.A.	1,351,394	(482,387)	(869,007)	–
Goldman Sachs & Co.	263,749	(18,676)	(160,000)	85,073
JPMorgan Chase Bank N.A.	519,064	(374,782)	–	144,282

Total	$4,127,834	$(1,177,188)	$(2,679,007)	$271,639

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

DESCRIPTION	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES
Forward Foreign Currency Exchange Contracts	$1,071,754	$–	$1,071,754
Swap Contracts	496,444	–	496,444

Total	$1,568,198	$–	$1,568,198

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

		GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
COUNTERPARTY	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRUMENT	CASH COLLATERAL PLEDGED (a)	NET AMOUNT (b)
Bank of America N.A.	$184,324	$(184,324)	$–	$–
Barclays Bank plc	132,858	(116,379)	(16,479)	–
BNP Paribas S.A.	119,864	(640)	(100,000)	19,224
Citibank N.A.	482,387	(482,387)	–	–
Goldman Sachs & Co.	18,676	(18,676)	–	–
JPMorgan Chase Bank N.A.	495,446	(374,782)	–	120,664
Morgan Stanley Capital Services, Inc.	134,643	–	–	134,643

Total	$1,568,198	$(1,177,188)	$(116,479)	$274,531

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net Amount represents the amount that is subject to loss in the event of a counterparty failure as of June 30, 2020.

L.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include valuation of currencies and adverse political and economic developments. Moreover, securities of many foreign companies, foreign governments, and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

M.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for Federal income tax purposes, the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

N.	Counterparty Risk

The Funds seek to manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations. The Adviser monitors the financial stability of the Funds’ counterparties.

3.	Advisory Fee

The Funds have entered into an Investment Management Agreement (the “Agreement”) with the Adviser. Pursuant to the Agreement, the Funds have agreed to pay the Adviser a fee payable at the end of each calendar month as set forth below:

Global Floating Rate Fund	0.65% of average daily net assets
Global Credit Income Opportunities Fund	0.75% of average daily net assets
Active Short Duration Bond Fund	0.35% of average daily net assets
Diversified Income Fund	0.40% of average daily net assets
Emerging Markets Debt Blended Total Return Fund	0.75% of average daily net assets
Global Emerging Markets Equity Fund	0.90% of average daily net assets
U.S. High Yield Fund	0.55% of average daily net assets

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

The Adviser has contractually agreed to waive and/or reimburse a portion of its fees and/or reimburse expenses (excluding distribution and service (12b-1) fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of securities and extraordinary expenses) such that total net annual operating expenses (including 12b-1 fees) for each class do not exceed the following rates (as a percentage of average daily net assets allocated to each such class):

	CLASS A	CLASS C	CLASS I	CLASS L	CLASS Y
Global Floating Rate Fund	1.00%	1.75%	0.75%	–	0.75%
Global Credit Income Opportunities Fund	1.20%	1.95%	0.95%	–	0.95%
Active Short Duration Bond Fund	0.65%	0.90%	0.40%	0.65%	0.40%
Diversified Income Fund	0.80%	1.55%	0.55%	–	0.55%
Emerging Markets Debt Blended Total Return Fund	1.20%	1.95%	0.95%	–	0.95%
Global Emerging Markets Equity Fund	1.45%	2.20%	1.20%	–	1.20%
U.S. High Yield Fund	1.00%	1.75%	0.75%	–	0.75%

Pursuant to the expense waiver/reimbursement agreement, the Adviser is entitled to be reimbursed for any fees the Adviser waives and Fund expenses that the Adviser reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Adviser by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

The contractual management fee waiver and expense reimbursement agreements between the Funds and the Adviser will remain in effect until November 1, 2020 and may be terminated only upon the approval of the Funds’ Board of Trustees.

Subject to the supervision of the Adviser and the Board, BIIL manages the investment and reinvestment of a portion of the assets of the Global Floating Rate Fund, Global Credit Income Opportunities Fund, Emerging

Markets Debt Blended Total Return Fund and Global Emerging Markets Equity Fund, as allocated from time to time to BIIL. As compensation for its services, the Adviser (not the Funds) pays to BIIL sub-advisory fees equal to the below percentages of the advisory fee paid to the Adviser by the applicable Fund, net of any fee waivers and/or expense reimbursements:

Global Floating Rate Fund	0.35%
Global Credit Income Opportunities Fund	0.35%
Emerging Markets Debt Blended Total Return Fund	0.50%
Global Emerging Markets Equity Fund	0.70%

The Adviser or its affiliates voluntarily agreed to waive certain fees for the Global Floating Rate Fund, the Active Short Duration Bond Fund, the Diversified Income Fund and the Emerging Markets Debt Blended Total Return Fund. Such arrangements may be discontinued by the Adviser at any time.

4.	12b-1 Distribution and Service Plan

ALPS Distributors, Inc. (the “Distributor”) is the Distributor of the Funds’ shares as of June 30, 2020.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”), pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund’s Class A, Class C shares and Class L shares may compensate certain financial institutions, including the Distributor, for certain distribution and shareholder servicing activities. The Funds’ Class A shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of a Fund attributable to Class A shares. The Funds’ Class C shares may expend an aggregate amount, on an annual basis, not to exceed 1.00% (0.50% for Active Short Duration Bond Fund) of the value of the average daily net assets of a Fund attributable to Class C shares. Active Short Duration Bond Fund’s Class L shares may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of Active Short Duration Bond Fund attributable to Class L shares. The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Funds’ shares and service activities.

Under its terms, the Funds’ Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Board’s members and a majority of the Board’s members who are not “interested persons” of the Funds and who have no direct

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

5.	Sales Charges and Commissions

For the year ended June 30, 2020, the amount of sales charges retained by the Distributor on sales of Class A and Class C shares of the Funds were as follows:

	CLASS A	CLASS C
Global Credit Income Opportunities Fund	$–	$81

For the year ended June 30, 2020, the Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers:

	DISTRIBUTOR COMMISSIONS	DEALERS’ CONCESSIONS
Global Floating Rate Fund	$1,157	$64,557
Global Credit Income Opportunities Fund	1,936	13,891
Active Short Duration Bond Fund	–	12,056
Emerging Markets Debt Blended Total Return Fund	651	5,357

6.	Administrator, Custody, and Transfer Agent Fees

The Funds have engaged State Street Bank and Trust (“SSB”) to serve as the Funds’ administrator, custodian, and fund accountant. For these services, the Funds have agreed to pay SSB fees payable at the end of each calendar month pursuant to an agreement between SSB and the Funds. For the year ended June 30, 2020, the aggregate effective fee for the services performed by SSB was at the following annual rate of each Fund’s average daily managed assets:

Aggregate Administrator, Custodian and Fund Accountant Fee to SSB:
Global Floating Rate Fund	0.11%
Global Credit Income Opportunities Fund	0.13%
Active Short Duration Bond Fund	0.10%
Diversified Income Fund	0.21%
Emerging Markets Debt Blended Total Return Fund	0.27%
Global Emerging Markets Equity Fund	0.57%
U.S. High Yield Fund	0.18%

The Funds have engaged ALPS Fund Services, Inc. (“ALPS”) to serve as the Funds’ transfer agent. For these services, the Funds have agreed to pay ALPS fees payable at the end of each calendar month pursuant to an agreement between ALPS and the Funds. For the year ended June 30, 2020, the effective fee for the services performed by ALPS was at the following annual rate of each Fund’s average daily managed assets:

Transfer Agency Fee to ALPS:
Global Floating Rate Fund	0.02%
Global Credit Income Opportunities Fund	0.02%
Active Short Duration Bond Fund	0.02%
Diversified Income Fund	0.05%
Emerging Markets Debt Blended Total Return Fund	0.06%
Global Emerging Markets Equity Fund	0.24%
U.S. High Yield Fund	0.04%

7.	Income Taxes

It is the Funds’ intention to qualify as a RIC under subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

The tax character of dividends paid to shareholders during the tax year ended June 30, 2020 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$10,225,052	$438,706	$2,165,048	$12,828,806
Global Credit Income Opportunities Fund	9,585,231	–	1,452,704	11,037,935
Active Short Duration Bond Fund	24,926,745	–	–	24,926,745
Diversified Income Fund	1,471,540	–	–	1,471,540
Emerging Markets Debt Blended Total Return Fund	3,530,108	–	–	3,530,108
Global Emerging Markets Equity Fund	311,500	21,100	15,138	347,738
U.S. High Yield Fund	2,879,166	–	–	2,879,166

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

The tax character of dividends paid to shareholders during the tax year ended June 30, 2019 was as follows:

	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	RETURN OF CAPITAL	TOTAL DISTRIBUTIONS PAID
Global Floating Rate Fund	$15,249,263	$391,463	$–	$15,640,726
Global Credit Income Opportunities Fund	12,750,860	1,517,782	263,953	14,532,595
Active Short Duration Bond Fund	15,755,535	520,666	–	16,276,201
Diversified Income Fund	1,104,402	–	–	1,104,402
Emerging Markets Debt Blended Total Return Fund	2,816,937	–	263,192	3,080,129
U.S. High Yield Fund	3,321,860	–	–	3,321,860

As of June 30, 2020, the components of distributable earnings on a tax-basis were as follows:

	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	LATE YEAR ORDINARY AND POST OCTOBER CAPITAL LOSS DEFERRALS	CAPITAL LOSS CARRYFORWARDS	UNREALIZED APPRECIATION (DEPRECIATION)	TOTAL DISTRIBUTABLE EARNINGS (ACCUMULATED LOSSES)
Global Floating Rate Fund	$–	$–	$(7,134,512)	$–	$(25,785,937)	$(32,920,449)
Global Credit Income Opportunities Fund	–	–	(7,878,705)	(4,028,412)	(23,662,271)	(35,569,388)
Active Short Duration Bond Fund	30,001	–	(21,868,663)	(8,461,772)	(14,204,953)	(44,505,387)
Diversified Income Fund	7,034	–	(2,514,633)	(835,465)	(1,334,035)	(4,677,099)
Emerging Markets Debt Blended Total Return Fund	268,125	–	(28,856)	(145,037)	1,353,215	1,447,447
Global Emerging Markets Equity Fund	–	–	(349,045)	–	741,370	392,325
U.S. High Yield Fund	98,739	–	(1,594,547)	(789,637)	(3,689,184)	(5,974,629)

In accordance with the Regulated Investment Company Modernization Act of 2010, the Funds will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

On June 30, 2020, the following funds had capital loss carryforwards available to be offset against future net capital gains as follows:

	UNLIMITED - SHORT TERM	UNLIMITED - LONG TERM
Global Credit Income Opportunities Fund	$1,729,331	$2,299,081
Active Short Duration Bond Fund	3,038,399	5,423,373
Diversified Income Fund	105,552	729,913
Emerging Markets Debt Blended Total Return Fund	–	145,037
U.S. High Yield Fund	165,751	623,886

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of June 30, 2020, Global Floating Rate Fund, Global Credit Income Opportunities Fund and Global Emerging Markets Equity Fund incurred late-year ordinary losses of $817,268, $683,119 and $597, respectively. As of June 30, 2020, Global Floating Rate Fund, Global Credit Income Opportunities Fund, Active

Short Duration Bond Fund, Diversified Income Fund, Emerging Markets Debt Blended Total Return Fund, Global Emerging Markets Equity Fund and U.S. High Yield Fund have elected to defer current year post-October losses of $6,317,244, $7,195,586, $21,868,663, $2,514,633, $28,856, $348,448 and $1,594,547, respectively.

Emerging Markets Debt Blended Total Return Fund utilized $774,051 of capital loss carryforwards during the year ended June 30, 2020.

As of June 30, 2020, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Global Floating Rate Fund	$228,062,073	$399,322	$(26,179,071)	$(25,779,749)
Global Credit Income Opportunities Fund	175,389,014	1,318,300	(24,959,661)	(23,641,361)
Active Short Duration Bond Fund	819,438,189	9,827,289	(24,032,242)	(14,204,953)
Diversified Income Fund	41,653,947	456,423	(1,790,264)	(1,333,841)
Emerging Markets Debt Blended Total Return Fund	53,949,874	1,554,679	(3,705,935)	(2,151,256)
Global Emerging Markets Equity Fund	9,409,229	1,540,919	(799,456)	741,463
U.S. High Yield Fund	48,366,088	1,024,263	(4,713,447)	(3,689,184)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and partnership book-tax differences.

Permanent items identified during the year ended June 30, 2020 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	TOTAL ACCUMULATED LOSS	PAID-IN CAPITAL
Global Credit Income Opportunities Fund	$(44)	$44
Emerging Markets Debt Blended Total Return Fund	18,025	(18,025)

The permanent differences are primarily attributable to adjustments on partnership.

8.	Investment Transactions

Purchases and sales of securities (excluding short-term debt securities) for the year ended June 30, 2020 were as follows:

	PURCHASES	SALES	GOVERNMENT PURCHASES	GOVERNMENT SALES
Global Floating Rate Fund	$87,316,166	$121,048,148	$–	$–
Global Credit Income Opportunities Fund	119,815,486	144,329,237	–	–
Active Short Duration Bond Fund	498,463,585	392,317,968	40,486,712	67,772,486
Diversified Income Fund	43,795,088	41,148,562	621,250	1,074,840
Emerging Markets Debt Blended Total Return Fund	68,999,419	61,771,905	–	–
Global Emerging Markets Equity Fund	2,266,357	1,897,017	–	–
U.S. High Yield Fund	38,478,057	38,682,886	–	–

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

9.	Common Stock

Transactions in common stock for the year ended June 30, 2020 were as follows:

Global Floating Rate Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	937,310	$8,607,970	618,513	$5,784,016
Shares sold through reinvestments of distributions	235,705	2,102,247	279,598	2,606,921
Shares redeemed	(1,685,551)	(14,925,227)	(1,640,608)	(15,271,436)

Net decrease	(512,536)	$(4,215,010)	(742,497)	$(6,880,499)

CLASS C
Shares sold	116,238	$1,052,227	208,023	$1,965,179
Shares sold through reinvestments of distributions	35,471	315,149	41,472	384,747
Shares redeemed	(258,409)	(2,260,008)	(260,855)	(2,432,322)

Net decrease	(106,700)	$(892,632)	(11,360)	$(82,396)

CLASS I
Shares sold	2,860,215	$26,600,000	3,057,892	$29,141,715
Shares sold through reinvestments of distributions	218,857	1,946,913	183,732	1,713,816
Shares redeemed	(1,987,129)	(18,392,138)	(1,667,311)	(15,786,911)

Net increase	1,091,943	$10,154,775	1,574,313	$15,068,620

CLASS Y
Shares sold	7,795,746	$69,865,024	15,302,189	$144,205,728
Shares sold through reinvestments of distributions	679,977	6,079,583	811,024	7,572,102
Shares redeemed	(13,429,756)	(117,551,528)	(14,030,191)	(131,010,360)

Net increase (decrease)	(4,954,033)	$(41,606,921)	2,083,022	$20,767,470

Global Credit Income Opportunities Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	296,398	$2,525,056	1,398,672	$12,824,235
Shares sold through reinvestments of distributions	299,001	2,528,159	397,695	3,583,380
Shares redeemed	(821,303)	(6,756,723)	(2,555,445)	(22,815,351)

Net decrease	(225,904)	$(1,703,508)	(759,078)	$(6,407,736)

CLASS C
Shares sold	124,636	$1,042,537	221,588	$2,019,448
Shares sold through reinvestments of distributions	43,353	365,771	52,350	470,536
Shares redeemed	(204,465)	(1,662,882)	(275,165)	(2,472,862)

Net decrease	(36,476)	$(254,574)	(1,227)	$17,122

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS I	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	916,202	$8,199,999
Shares sold through reinvestments of distributions	54,613	461,023	13,545	121,519
Shares redeemed	–	–	(669,643)	(6,000,000)

Net increase	54,613	$461,023	260,104	$2,321,518

CLASS Y
Shares sold	7,193,613	$61,134,702	7,687,011	$69,664,148
Shares sold through reinvestments of distributions	596,969	5,088,941	743,115	6,700,505
Shares redeemed	(11,225,790)	(91,307,876)	(8,977,793)	(80,944,931)

Net decrease	(3,435,208)	$(25,084,233)	(547,667)	$(4,580,278)

Active Short Duration Bond Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	11,719,632	$115,672,777	7,101,405	$70,189,358
Shares sold through reinvestments of distributions	420,591	4,092,410	431,679	4,265,785
Shares redeemed	(21,296,207)	(203,582,143)	(11,765,228)	(116,239,590)

Net decrease	(9,155,984)	$(83,816,956)	(4,232,144)	$(41,784,447)

CLASS C
Shares sold	259,113	$2,557,857	112,192	$1,106,449
Shares sold through reinvestments of distributions	6,376	61,661	3,241	32,008
Shares redeemed	(120,852)	(1,130,979)	(112,125)	(1,107,862)

Net increase	144,637	$1,488,539	3,308	$30,595

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	(20,418)	(203,186)	–	–

Net decrease	(20,418)	$(203,186)	–	$–

CLASS Y
Shares sold	47,841,468	$466,968,769	46,643,848	$460,231,739
Shares sold through reinvestments of distributions	1,655,334	16,052,682	934,483	9,235,817
Shares redeemed	(38,557,362)	(367,924,280)	(14,901,345)	(147,071,661)

Net increase	10,939,440	$115,097,171	32,676,986	$322,395,895

CLASS L(1)
Shares sold	10,764,003	$101,381,145
Shares sold through reinvestments of distributions	11,378	108,092
Shares redeemed	(112,724)	(1,067,372)

Net increase	10,662,657	$100,421,865

(1)	Class commenced operations on May 1, 2020.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

Diversified Income Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	43,627	$365,314	54,483	$525,242
Shares sold through reinvestments of distributions	223	2,062	130	1,265
Shares redeemed	(1,218)	(11,647)	(50,659)	(490,472)

Net increase	42,632	$355,729	3,954	$36,035

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS Y
Shares sold	2,471,722	$21,514,638	1,590,156	$15,528,182
Shares sold through reinvestments of distributions	67,280	634,857	26,772	261,552
Shares redeemed	(2,239,574)	(19,970,450)	(249,234)	(2,425,063)

Net increase	299,428	$2,179,045	1,367,694	$13,364,671

Emerging Markets Debt Blended Total Return Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	607,596	$5,629,686	3,593	$33,551
Shares sold through reinvestments of distributions	13,820	134,714	1,080	10,259
Shares redeemed	(43,542)	(434,004)	(23,984)	(224,063)

Net increase (decrease)	577,874	$5,330,396	(19,311)	$(180,253)

CLASS C
Shares sold	14,324	$146,900	4,308	$41,000
Shares sold through reinvestments of distributions	761	7,490	417	3,993
Shares redeemed	(19,419)	(203,101)	(7,937)	(74,070)

Net decrease	(4,334)	$(48,711)	(3,212)	$(29,077)

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	(984,551)	(9,800,000)	–	–

Net decrease	(984,551)	$(9,800,000)	–	$–

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS Y	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	2,290,494	$22,372,983	175,657	$1,687,757
Shares sold through reinvestments of distributions	51,572	505,175	5,220	50,400
Shares redeemed	(1,698,477)	(16,775,383)	(47,558)	(454,625)

Net increase	643,589	$6,102,775	133,319	$1,283,532

Global Emerging Markets Equity Fund

	FOR THE YEAR ENDED JUNE 30, 2020		PERIOD FROM SEPTEMBER 17, 2018 THROUGH JUNE 30, 2019(2)
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS C
Shares sold	–	$–	10,000	$100,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	10,000	$100,000

CLASS I
Shares sold	–	$–	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	490,000	$4,900,000

CLASS Y
Shares sold	–	$–	490,000	$4,900,000
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	490,000	$4,900,000

(2)	Fund commenced operations on September 17, 2018.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

U.S. High Yield Fund

	FOR THE YEAR ENDED JUNE 30, 2020		FOR THE YEAR ENDED JUNE 30, 2019
CLASS A	SHARES	AMOUNT	SHARES	AMOUNT
Shares sold	161,745	$1,594,758	299,631	$2,936,402
Shares sold through reinvestments of distributions	13,792	130,405	11,491	112,082
Shares redeemed	(353,471)	(3,416,025)	(215,869)	(2,116,695)

Net increase (decrease)	(177,934)	$(1,690,862)	95,253	$931,789

CLASS C
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	–	–
Shares redeemed	–	–	–	–

Net increase	–	$–	–	$–

CLASS I
Shares sold	–	$–	–	$–
Shares sold through reinvestments of distributions	–	–	11,431	110,810
Shares redeemed	–	–	(279,772)	(2,719,379)

Net decrease	–	$–	(268,341)	$(2,608,569)

CLASS Y
Shares sold	714,332	$6,852,773	526,284	$5,109,450
Shares sold through reinvestments of distributions	143,418	1,345,005	161,061	1,565,077
Shares redeemed	(699,271)	(6,312,454)	(1,130,987)	(10,910,446)

Net increase (decrease)	158,479	$1,885,324	(443,642)	$(4,235,919)

10.	Line of Credit

The Trust (the “Borrower”) has entered into a Credit Agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). The Credit Agreement provides for a revolving credit facility of $150,000,000 (the “Facility Amount”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. Per the Credit Agreement, outstanding principal on the loan shall bear interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on the day of the borrowing plus 1.25% and (b) the one month LIBOR rate as in effect on the day of the borrowing plus 1.25%. In addition, the Borrower shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Facility Amount.

The Global Floating Rate Fund utilized a portion of the Facility Amount on multiple dates from the period March 17, 2020 through March 25, 2020 with an average borrowing amount of $10,000,000. The average interest rate during the period was 2.1459% and total interest paid amounted to $5,365.

The Global Credit Income Opportunities Fund utilized a portion of the Facility Amount on multiple dates from the period March 12, 2020 through April 8, 2020 with an average borrowing amount of $5,000,000. The average interest rate during the period was 2.20154% and total interest paid amounted to $8,276. The Global Credit Income Opportunities Fund also utilized a portion of the Facility Amount on multiple dates from the period June 15, 2020 through June 21, 2020 with an average borrowing amount of $1,500,000. The average interest rate during the period was 1.4417% and total interest paid amounted to $421.

The Diversified Income Fund utilized a portion of the Facility Amount on multiple dates from the period March 19, 2020 through March 24, 2020 with an average borrowing amount of $2,233,333. The average interest rate during the period was 2.1801% and total interest paid amounted to $811.

Barings Funds Trust 2020 Annual Report

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

June 30, 2020

11.	Indemnifications

Under the Funds’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds have entered into contracts with service providers which may contain indemnification clauses. The Funds maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

12.	Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons

For the fiscal year ended June 30, 2020, the Funds paid their Trustees’ aggregate remuneration of $488,000. During the year, the Funds did not pay any compensation to any of their Trustees who are “interested persons” (as defined by the 1940 Act) of the Funds. The Funds classify Mr. Finke as an interested person of the Funds.

All of the Funds’ officers are employees of the Adviser. Pursuant to the Agreement, the Funds do not compensate their officers who are employees of the Adviser (except for the Chief Compliance Officer of the Funds unless assumed by the Adviser). For the year ended June 30, 2020, the Adviser paid the compensation of the Chief Compliance Officer of the Funds.

The Funds did not make any payments to the Adviser for the year ended June 30, 2020, other than the amounts payable to the Adviser pursuant to the Agreement.

13.	Risks

Impacts of Covid-19

The pandemic related to the global spread of novel coronavirus disease (Covid-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may continue to adversely impact the prices and liquidity of the fund’s investments and the fund’s performance.

LIBOR

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments held by a fund and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

14.	Subsequent Events

Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to June 30, 2020 through August 27, 2020, the date the financial statements were issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

Barings Funds Trust 2020 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Barings Funds Trust and Shareholders of Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund and Barings U.S. High Yield Fund (collectively, the “Funds”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Barings Funds Trust comprising the Barings Global Floating Rate Fund, Barings Global Credit Income Opportunities Fund, Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund, and Barings U.S. High Yield Fund (the “Funds”), including the schedules of investments, as of June 30, 2020; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for Barings Global Floating Rate Fund and Barings Global Credit Income Opportunities Fund; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Barings Active Short Duration Bond Fund, Barings Diversified Income Fund, Barings Emerging Markets Debt Blended Total Return Fund, Barings Global Emerging Markets Equity Fund and Barings U.S. High Yield Fund; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting Barings Funds Trust as of June 30, 2020, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS

Barings Active Short Duration Bond Fund Barings Diversified Income Fund	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017, and the period from July 8, 2015 (commencement of operations) through June 30, 2016

Barings Emerging Markets Debt Blended Total Return Fund	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017, and the period from October 21, 2015 (commencement of operations) through June 30, 2016

Barings Funds Trust 2020 Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

INDIVIDUAL FUND COMPRISING THE BARINGS FUNDS TRUST	STATEMENT OF OPERATIONS	STATEMENTS OF CHANGES IN NET ASSETS	FINANCIAL HIGHLIGHTS

Barings Global Emerging Markets Equity Fund	For the year ended June 30, 2020	For the year ended June 30, 2020 and period from September 17, 2018 (commencement of operations) through June 30, 2019	For the year ended June 30, 2020 and period from September 17, 2018 (commencement of operations) through June 30, 2019

Barings U.S. High Yield Fund	For the year ended June 30, 2020	For the years ended June 30, 2020 and 2019	For the years ended June 30, 2020, 2019, 2018, 2017, and the period from October 30, 2015 (commencement of operations) through June 30, 2016

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

New York, New York

August 27, 2020

We have served as the auditor of one or more Barings LLC investment companies since 2013.

Barings Funds Trust 2020 Annual Report

FEDERAL TAX INFORMATION (UNAUDITED)

The following Funds designate long-term capital gain distributions as listed below:

FUND	LONG-TERM CAPITAL GAIN DISTRIBUTIONS

Barings Global Floating Rate Fund	$438,706

Barings Global Emerging Markets Equity Fund	$21,100

Of the ordinary distributions made during the fiscal year ended June 30, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

FUND	DRD%

Barings Global Credit Income Opportunities Fund	0.06%

The following Funds had qualified dividend income (“QDI”) received through June 30, 2020, as follows:

FUND	QDI

Barings Global Floating Rate Fund	$245

Barings Global Credit Income Opportunities Fund	$5,688

Barings Global Emerging Markets Equity Fund	$234,954

The following Funds paid foreign taxes during the year ended June 30, 2020 that are available as income tax credits:

FUND	FOREIGN TAX CREDIT

Barings Emerging Markets Debt Blended Total Return Fund	$45,457

Barings Global Emerging Markets Equity Fund	$27,888

The following Funds generated net foreign source income during the year ended June 30, 2020 as listed below:

FUND	FOREIGN SOURCE INCOME

Barings Emerging Markets Debt Blended Total Return Fund	$3,602,357

Barings Global Emerging Markets Equity Fund	$335,220

Barings Funds Trust 2020 Annual Report

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (UNAUDITED)

Barings, the Board appointed administrator of the Funds’ liquidity risk management program (LRMP), presented the first annual report on the program to the Trusts on August 7, 2020. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from December 2018 through June 30, 2020. The report included a description of the annual liquidity assessment of the funds that Barings performed. The report noted that there were no compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classifying the Funds’ investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the Funds’ investments. Barings concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4. There can be no assurance that the program will achieve its objectives in the future.

Barings Funds Trust 2020 Annual Report

INTERESTED TRUSTEE

Information about Trustees and Officers

Information pertaining to the Trustees and officers of the Trust is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Funds at 1-855-439-5459 or on the Funds’ website at http://www.barings.com/funds/mutual-funds.

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Thomas M. Finke (56) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Chief Executive Officer (since 2008), Member of the Board of Managers (since 2006), President (2007-2008), Managing Director (2002-2008), Barings; and Chief Investment Officer and Executive Vice President (2008-2011), Massachusetts Mutual Life Insurance Company.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (a business development company managed by Barings); Chairman (2012-2015), Director (since 2008), Barings (U.K.) Limited (investment advisory firm); Director (since 2008), Barings Guernsey Limited (holding company); Vice Chairman and Manager (since 2011), MM Asset Management Holding LLC (holding company); Director (since 2004), Jefferies Finance LLC (finance company); Manager (since 2005), Loan Strategies Management, LLC (general partner of an investment fund); Manager (since 2005), Jefferies Finance CP Funding LLC (investment company); Chairman and Director (2012-2015), Barings Global Advisers Limited (investment advisory firm); Manager (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); Chairman and Manager (2007-2016), Barings Real Estate Advisers LLC (real estate advisory firm); and Manager (2007-2015), Credit Strategies Management LLC (general partner of an investment fund).

Barings Funds Trust 2020 Annual Report

INDEPENDENT TRUSTEES

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Rodney J. Dillman (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee, Chairman	Trustee since July 2013	Retired (since 2012); Deputy General Counsel (2011-2012), Senior Vice President (2008-2012), Vice President (2000-2008), Massachusetts Mutual Life Insurance Company; Member of the Board of Directors and President (2008-2011), MassMutual International LLC; and General Counsel (2006-2008), Babson Capital Management LLC (currently known as Barings).	8	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Director (2016-2017), Social Reality, Inc. (digital platform technology and management software company for internet advertising).

Bernard A. Harris, Jr. (64) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chief Executive Officer (since 2018), National Math and Science Initiative; Chief Executive Officer and Managing Partner (since 2002), Vesalius Ventures, Inc.; Director and President (since 1998), The Space Agency; President (since 1999), The Harris Foundation; and Clinical Scientist, Flight Surgeon and Astronaut (1986-1996), NASA.	8	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Energy Infrastructure Fund (mutual fund); Director (since 2009), Monebo Technologies Inc. (medical technology design company); Director (since 2009), The Endowment Fund; Director (since 2008), U.S. Physical Therapy, Inc. (NYSE: USPH); Trustee (2015-2017) Forward Funds (open-end investment company); and Trustee (2011-2015), Salient Midstream & MLP Fund (closed-end investment company).

Thomas W. Okel (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Executive Director (2011-2019), Catawba Lands Conservancy; and Global Head of Syndicated Capital Markets (1998-2010), Bank of America Merrill Lynch.	9	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2018), Barings BDC, Inc. (business development company advised by Barings); Director (since 2020), Barings Capital Investment Corporation; and Trustee (since 2015), Horizon Funds (mutual fund complex).

Barings Funds Trust 2020 Annual Report

INDEPENDENT TRUSTEES (CONTINUED)

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS	PORTFOLIOS OVERSEEN IN FUND COMPLEX	OTHER DIRECTORSHIPS HELD BY DIRECTOR

Cynthia R. Plouché (63) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since August 2017	Assessor (2014-2018), Moraine Township (property assessment); and Senior Portfolio Manager (2006-2012), Williams Capital Management, LLC (asset management).	8	Trustee (since August 2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Trustee (since 2014), Northern Trust Funds (mutual fund complex); and Trustee (2001-2017), AXA VIP Trust (mutual fund complex).

Martin A. Sumichrast (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Trustee since July 2013	Chairman and Co-Chief Executive Officer (since 2016), Director (since 2015) cbdMD, Inc., (NYSE: YCBD; a consumer staples company specializing in CBD); and Managing Director (since 2012), Washington Capital, LLC (family office).	8	Trustee (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Chairman and Director (2014-2017), Kure Corp. (retail).

Barings Funds Trust 2020 Annual Report

OFFICERS OF THE TRUST

NAME (AGE), ADDRESS	POSITION(S) WITH THE TRUST	OFFICE TERM* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

Dan McGee (50) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since August 2018	Managing Director (since 2013), Barings; and Managing Director (1992-2013), Principal Financial Group.

Carlene Pollock (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer	Since January 2016	Assistant Treasurer (2015-2016), Barings Funds Trust; Chief Financial Officer (since 2016), Assistant Treasurer (2015-2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Director (since 2015), Barings; Director (2013-2015), Corrum Capital Management (investment adviser); and Vice President (2008-2013), Bank of New York Mellon (third party administrator).

Lesley Mastandrea (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Treasurer	Since October 2016	Managing Director (since 2014), Director (2007-2014), Associate Director (2006-2007), Barings; and Treasurer (since 2016), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Michael Cowart (37) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since January 2020	Director (since 2018), Barings; Chief Compliance Officer (since January 2020), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Chief Compliance Officer (since January 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Chief Compliance Officer (since January 2020), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since November 2019), Barings Securities LLC; and Assistant General Counsel (2016-2018), LPL Financial (independent broker-dealer).

Janice M. Bishop (55) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President, Secretary and Chief Legal Officer	Since July 2013	Senior Counsel and Managing Director (since 2014), Counsel (2007-2014), Barings; Vice President, Secretary and Chief Legal Officer (since 2012), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Vice President, Secretary and Chief Legal Officer (since 2015), Associate Secretary (2008-2015), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); Secretary and Chief Legal Officer (since 2018), Barings BDC, Inc. (a business development company advised by Barings); and Vice President and Secretary (since 2015), Assistant Secretary (2008-2015), CI Subsidiary Trust and PI Subsidiary Trust.

Jill Dinerman (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Assistant Secretary	Since February 2019	General Counsel (since January 2020), Corporate Secretary (since 2018), Managing Director (since 2016), Associate General Counsel (2018-2020), Senior Counsel (2016-2018), Counsel and Director (2011-2016), Barings; Assistant Secretary (since 2019), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); Assistant Secretary (since 2019), Barings Corporate Investors and Barings Participation Investors (closed-end investment companies advised by Barings); and Assistant Secretary (since 2019), Barings BDC, Inc. (a business development company advised by Barings).

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE

This global privacy notice (“Privacy Notice”) applies to

∎	Barings LLC;

∎

Barings LLC’s affiliates, subsidiaries, and investment fund management entities (each management entity a “Manager”), which may respectively be based in the United States of America (the “USA”), United Kingdom (the “UK”), Switzerland, the European Union (the “EU”), Hong Kong S.A.R., the People’s Republic of China, Australia, South Korea, Taiwan, Japan and the Cayman Islands; and

∎	the respective investment funds and collective investment vehicles within the Barings family of funds (which may include funds that do not feature the Barings trade name) (each a “Fund”).

Collectively, these entities are “Barings” (“we”, “us”, “our”).

About this Privacy Notice

This Privacy Notice, which includes our Cookies Policy (to the extent applicable, a copy of which can be found at barings.com), is designed to help you understand our information collection practices depending on your relationship with us.

This Privacy Notice should be read in conjunction with any other applicable policies, terms and conditions in place between you and Barings.

Any term or provision contained in this Privacy Notice shall not apply to the extent it is incompatible with relevant applicable laws or regulations in the country or jurisdiction that applies to your Personal Data. The local addendum attached to this Privacy Notice sets out additional or different obligations and rights in a given country, state, or jurisdiction beyond the terms of this Privacy Notice. Where there is any inconsistency between the local addendum and the main body of this Privacy Notice, the relevant local addendum shall prevail.

The Barings entity that was originally responsible for collecting your Personal Data in a given country or jurisdiction will be your primary data controller. The relevant data controller(s) in a particular country or jurisdiction are set out in the relevant local addendum below. If your country or jurisdiction is not listed, your data controller will be Barings LLC.

Application of this Privacy Notice

Clients: If you interact with Barings as a private client or otherwise in your individual capacity, or in the capacity of an officer, employee, director and/or principal of one of our corporate or institutional clients (including prospective clients) (“Client”), this Privacy Notice sets out how Barings will collect and process Personal Data in connection with its investment fund management services. Personal Data that we collect and process may include that of registered shareholders or unitholders, applicants for shares or units, beneficial owners of registered shareholders or unitholders and applicants for shares or units, personal representatives, directors, officers, employees, agents, trustees and/or authorized signatories of registered shareholders or unitholders and applicants for shares or units (being natural persons) (“Corporate Individuals”) and other information relating to the dealings of Corporate Individuals with the Fund and/or its service providers.

Website Users: As regards any website or applications owned or operated by, or on behalf of, Barings, including (but not limited to) barings.com and any local variations that may be created from time to time (“Website”), if you are a user or visitor of a Website (“Website User”), this Privacy Notice also sets out how Barings collects and processes Personal Data in connection with those Websites.

Job Applicants: If you apply for a job with, or are later employed or otherwise appointed by, Barings, when applicable, we will provide you with a separate privacy notice about how we collect and process your Personal Data in connection with such appointment at that time.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

1. Definitions

We collect and process Personal Data in accordance with the requirements of the data protection laws (“Relevant Data Protection Laws”) applicable to the particular Personal Data at issue. The Relevant Data Protection Laws include the data protection or privacy laws of any country or jurisdiction applicable to the processing of Personal Data covered by this Privacy Notice.

“Personal Data” (or the equivalent term such as “personal information” under Relevant Data Protection Laws) means (to the extent applicable) any information: (i) held by Barings; (ii) held or obtained by the Manager or the Fund; or (iii) an individual provides to the Manager, the Fund or the Fund’s service provider, that can, in each case, identify an individual, such as name, address, email address, date of birth etc., from which that individual can be directly or indirectly personally identified, and includes information such as identification and account numbers and online identifiers, or otherwise has the meaning as set out in Relevant Data Protection Laws applicable to you.

Some of this Personal Data may include, where applicable, information classified in some jurisdictions as “Special Categories of Personal Data” (or equivalent terms such as “Sensitive Personal Data”, “sensitive information” or “sensitive personal information” under Relevant Data Protection Laws), relating to an individual’s race, ethnicity, health, political opinions, trade union membership, as well as Personal Data related to criminal matters.

“processing” means any operation or set of operations which is performed on Personal Data or on sets of Personal Data, whether or not by automated means, such as collection, recording, organization, structuring, storage, adaptation or alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment or combination, restriction, erasure or destruction, or otherwise has the meaning as set out in the applicable Relevant Data Protection Laws.

2. Personal Data collected and how we collect it

Barings will collect the following types of Personal Data, depending on your relationship with us:

∎

Identity information such as name, address, personal contact details (including email address and telephone numbers), date of birth, financial information, passport number, nationality, job title, driver’s license or identity card information; and

∎

Technical and usage information such as IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information).

Barings obtains your Personal Data from the following sources:

∎

Directly from you when you provide such information to us, for example, through your use of our Websites or other forms to receive our services (including our investment services), when you correspond with us or submit a complaint, or transact with us or our affiliates;

∎

From personnel of Clients, from non-affiliated sources (such as consumer or reporting agencies, government agencies, or other non-affiliated parties), or automatically through your use of our Websites; and

∎	Through Corporate Individuals, e.g. if you have engaged an advisor on your behalf.

If you are dealing with Barings as a Client, where the Manager or the Fund needs to process Personal Data: (i) in connection with a registered shareholder’s or unitholder’s contract with the Fund or Manager in respect of a Fund, (ii) in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, or (iii) where the Manager or the Fund has a legal obligation to collect certain Personal Data relating to a Corporate Individual (for example, in order to comply with anti-money laundering and anti-terrorist financing (collectively “AML”) obligations), the Fund will not be able to deal with the registered shareholder or unitholder or applicant for shares or units if such individual does not provide the necessary Personal Data and other information required by the Manager or the Fund.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

3. Purposes

If you are dealing with Barings as a Client, Barings will use the Personal Data of Corporate Individuals for the following purposes:

∎	For the purposes of performing the contract with a registered shareholder or unitholder, or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder, namely:

∎

for the purposes of providing services to the registered shareholder or unitholder, and setting up and administering the applicant’s or registered shareholder’s or unitholder’s account(s), as the case may be;

∎	for the collection of subscriptions and payment of redemptions, distributions and dividends;

∎	in the event of a merger or proposed merger of the Fund or any sub-fund of the Fund, or for any other restructurings; or

∎	to deal with queries or complaints from registered shareholders;

∎	For compliance with Barings’ legal obligations including:

∎	AML and fraud prevention purposes, including OFAC and PEP screening for these purposes and to comply with UN, EU and other applicable sanctions regimes;

∎	compliance with applicable tax and regulatory reporting obligations;

∎	where Barings is ordered to disclose information by a court with appropriate jurisdiction; or

∎	recording of telephone calls and electronic communications in order to comply with applicable laws and regulatory obligations, where applicable;

∎	Where use is for a legitimate purpose of Barings including:

∎	for day to day operational and business purposes;

∎	to take advice from the Manager’s and the Fund’s external legal and other advisors;

∎	board reporting and management purposes, including where required, for quality assurance;

∎

investigation of complaints or reports, including via ethics or whistleblowing systems or reporting hotlines, relating to conduct which is contrary to Barings’ values or which may be in breach of applicable laws and regulations; or

∎	administering surveys and questionnaires, such as for research and client satisfaction purposes;

∎

Where a Corporate Individual has consented to use for a particular purpose. If a Corporate Individual gives consent for Barings to use their Personal Data for a particular purpose and where permitted under Relevant Data Protection Laws, that Corporate Individual has the right at any time to withdraw consent to the future use of his/her Personal Data for those purposes by writing to the address specified below.

If you are dealing with Barings as a Website User, Barings will use the Personal Data collected for the following purposes:

∎	For our internal business administration and record keeping purposes;

∎

To provide you with information about our investment products and related services, facilitate your online purchases, tailor or customize your user experience, and for all other administration as may be necessary in relation to the supply of our investment products and related services and the conduct of our investment management business;

∎	To respond to your complaints, inquiries or comments submitted through our Website;

∎	Where necessary, as part of any restructuring relating to Barings, its business or assets, or as part of a merger or sale of Barings or any of Barings’s subsidiaries;

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

∎

For legal and regulatory compliance purposes, including as necessary to respond to governmental, regulatory or law enforcement agency requests in any jurisdiction; to ensure the continuing security and integrity of our systems, business dealings, reputation or the security and reputation of Barings and its staff; to identify misuse of Barings’s systems and any fraud or other illegal or unlawful activity or any other activity which is or may be contrary to our legal and regulatory compliance obligations;

∎	As may otherwise be necessary for responsible corporate governance or as otherwise required or permitted by applicable laws and/or regulations;

∎

To otherwise protect the rights and property of Barings and the rights, property, and health of other persons, which may include disclosing information about you to authorities when we deem it appropriate to do so; and

∎	To the extent applicable, for any other purpose for which we have obtained your consent from time to time as permitted and in accordance with Relevant Data Protection Laws.

Do-Not-Track: Please note that our Website does not recognize web browser “do-not-track” signals. For more information about our use of cookies and other online data collection mechanisms, please see our Cookies Policy located on barings.com.

To the extent required by Relevant Data Protection Laws, we will obtain your consent for any new or additional purposes for which Baring processes Personal Data.

Barings may also use your Personal Data to send you information about promotions and offers. However, we will not do so without your consent where required by Relevant Data Protection Laws. If you do not want to receive such information you can unsubscribe at any time by clicking the link at the bottom of any promotional message we send, or by contacting us using the contact details set out in this Privacy Notice.

4. International transfers

Personal Data may be transferred to a jurisdiction outside the country or jurisdiction in which you are resident or located and, if so, this will be done using a legitimate transfer mechanism as required under Relevant Data Protection Laws.

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question has in place data protection laws which are substantially similar to, or serve the same purposes as, those in the country or jurisdiction where you are resident or located, or otherwise deemed by the relevant authorities as providing ‘adequate protection’. However, some transfers may be to countries or jurisdictions that do not have equivalent protections and, in that case, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual protections for the Personal Data, as required based on the legitimate transfer mechanism used.

5. Special Categories of Personal Data

Barings may, in limited circumstances and as permitted by Relevant Data Protection Laws, collect and process Special Categories of Personal Data, as well as Personal Data related to criminal matters, in connection with its obligations under applicable AML laws, which will only be used and disclosed, as necessary, for such purpose.

6. Personal Data received from other sources

Where Barings is provided with Personal Data relating to an individual by someone other than that individual (such as a beneficial owner, partners, directors, officers, employers, employees, advisors, consumer or other reporting agencies, governmental agencies or other related persons), the person providing the Personal Data: will be asked to warrant that it will only do so in accordance with Relevant Data Protection Laws; and must ensure that, before doing so, the individuals in question are made aware of the fact that Barings will hold information relating to them and may use it for any of the purposes set out in this Privacy Notice; and, where necessary, must have obtained the individuals’ consent to Barings’ use of the Personal Data. Barings may, where required under applicable laws, notify individuals whose Personal Data was received indirectly from a third party, and confirm that Barings holds their Personal Data and provide a copy of this Privacy Notice to them.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

7. Disclosures of Personal Data

In addition to the disclosures discussed in this Privacy Notice, Barings may also need to disclose your Personal Data:

∎	To group companies or related body corporates of Barings (see barings.com for more information), to enable those entities to provide services to us and/or as part of shared systems which are in place;

∎

To organisations who provide services and support to us, including hosting, data processing, website development services, IT support and maintenance providers, call center and hotline providers and other outsourced services; and

∎	To enable us to comply with applicable laws and regulatory obligations and respond to requests from governmental and other regulatory authorities in any jurisdiction.

Additionally, if you are dealing with Barings as a Client, Barings may disclose any Personal Data to other entities, except as outlined above or under section 3 of this Privacy Notice or as follows, and in each case to the extent permitted by Relevant Data Protection Laws:

∎	To enable Barings to carry out the obligations under the contract with a registered shareholder or in anticipation of an applicant for shares or units becoming a registered shareholder or unitholder;

∎

To anyone providing a service to Barings or a Barings agent (which may include the Manager and companies within its group of companies, the administrator and its or their sub-contractors), as data processors, for the purposes of providing services to the Fund and on the understanding that they will keep the Personal Data confidential as required by Relevant Data Protection Laws;

∎	Where Personal Data needs to be shared with the depositary appointed to the Fund, in order to enable it to discharge its legal and regulatory obligations;

∎

Where the administrator to the Fund is subject to a separate legal obligation requiring it to act as controller of the Personal Data, including where it is required to use the Personal Data for the discharge of its own AML obligations including AML ID verification or reporting suspicious activity, or where an individual has otherwise consented to the Personal Data being shared with the administrator for specific purposes;

∎

Where the registered shareholder or unitholder or applicant for shares or units is a client of the Manager or a company within its group of companies, with such company for any other purposes agreed with an individual;

∎	Where the Manager or the Fund needs to share Personal Data with its and the Fund’s auditors, and legal and other advisors;

∎

In the event of a merger or proposed merger, any (or any proposed) transferee of, or successor in title to, the whole or any part of the Fund’s business, and their respective officers, employees, agents and advisers, to the extent necessary to give effect to such merger; or

∎

The disclosure is required by law or regulation, or court or administrative order having force of law, or is required to be made to any of the Manager’s or the Fund’s regulators, in each case in any jurisdiction.

In any case, where Barings shares Personal Data with a non-affiliated data controller (including, as appropriate, the Fund’s service providers), the use by that non-affiliated party of the Personal Data will be subject to the non-affiliated party’s own privacy policies.

8. Security of Personal Data

Barings will maintain appropriate physical, technical and procedural safeguards designed to protect any Personal Data that you provide to us from accidental or unauthorized loss, misuse, damage, modification, access or disclosure in accordance with Relevant Data Protection Laws. Barings also restricts access to Personal Data about you to those employees who need to know that information to provide products and services to you. As an added measure, Barings does not include Personal Data or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

Service providers who process your Personal Data on behalf of Barings are also required to adhere to appropriate security standards designed to protect such information against unauthorized access, destruction or loss.

9. Updates to Personal Data

Barings will use reasonable efforts to keep Personal Data up to date. However, Barings must be notified, without delay, of any change in an individual’s personal circumstances by the individual or the person that provides such information on behalf of the individual.

10. Retention of Personal Data

Barings is obliged to retain certain information to ensure accuracy, help maintain quality of service and for legal, regulatory, fraud prevention and legitimate business purposes.

Barings is obliged by law to retain AML-related identification and transaction records for a number of years depending on the relevant rule or regulation under applicable laws from the end of the relevant investor relationship or the date of the transaction.

Other information will be retained for no longer than is necessary for the purpose for which it was obtained by Barings or as required or permitted for legal, regulatory, fraud prevention and legitimate business purposes. In general, Barings (or its service providers on its behalf) (as applicable) will hold this information for a period of seven (7) years, unless it is obliged to hold it for a different period under law or applicable regulations.

Barings may also retain records of telephone calls and any electronic communications for any length of time as required or permitted by any relevant regulatory entity or as required by relevant local laws including those relating to data privacy and security.

11. Individual’s Rights in relation to Personal Data

You may have the following rights under Relevant Data Protection Laws:

∎

An individual may have the right to request access to, correct any inaccuracies in, and in certain circumstances, request erasure, or object to or restrict the use, of their Personal Data, and object to certain uses or other processing of their Personal Data (including automated processing), in each case subject to the conditions and/or restrictions set out in Relevant Data Protection Laws.

∎

In limited circumstances, an individual may also have the right to data portability in respect of certain of their Personal Data, which means they can request that Barings provide a copy of their disclosable Personal Data to them or their third party nominee.

∎

An individual may also have the right to lodge a complaint with the relevant Barings entity that is the data controller and/or with a relevant supervisory authority about the processing of the individual’s Personal Data by the relevant Barings entity, the Manager and/or the Fund.

∎

An individual may also have the right to withdraw consent in specific circumstances, such as for direct marketing, or where we have otherwise relied on the individual’s consent to process their Personal Data.

To exercise any of these rights, please send confirmation of your request, by e-mail or post, to the address below, specifying which Barings products or funds your request relates to and providing any other relevant identifying information:

Barings Data Privacy Manager

20 Old Bailey

London, UK

DPM@Barings.com

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE (CONTINUED)

12. Complaints

If you would like to contact us in relation to how your Personal Data is handled, please contact Barings’ Data Privacy Manager at DPM@Barings.com and your complaint will be handled in accordance with our handling procedures. You may also have the right to make a complaint with the relevant local supervisory authority; however, we would request in the first instance you contact us.

Please see the relevant local addendum attached to this Privacy Notice for contact details in your country or jurisdiction.

13. Local Country, State or Specific Jurisdictional Addenda

i.	Australia

ii.	California

iii.	European Economic Area and UK

iv.	Hong Kong S.A.R.

v.	Japan

vi.	People’s Republic of China

vii.	South Korea

viii.	Switzerland

ix.	Taiwan

x.	USA

14. Document Management

This document is reviewed at least once annually, and updated as required. Where required by Relevant Data Protection Laws we will notify you in the event of material changes to this Privacy Notice and, where required, seek your consent to those changes.

This document was last updated April 17, 2020.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR AUSTRALIA

This addendum sets out additional obligations and rights of Barings Australia Pty Ltd, including any associated Managers and Funds, beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

In some circumstances, we may need to collect additional Personal Data from you, or collect Personal Data from you in a way which is not described in the Privacy Notice. Where this is the case, we will provide you with additional information which details the Personal Data we will collect from you and how we will use, hold and disclose that Personal Data.

DIRECT MARKETING

Your Personal Data may also be used to enable us to market services and products that we, our group companies or related body corporates or our partners offer and which we consider may be of interest to you. If you do not want us to contact you about these products and services, please contact us using the details set out below. You will also be given an opportunity to unsubscribe from any marketing communications which we send to you electronically (such as via e-mail).

HOW DO I ACCESS MY PERSONAL INFORMATION?

You may contact us using the details below if you wish to find out about the Personal Data we hold about you. We may need to verify your identity before giving you access and, depending on the complexity of your request, we may charge a reasonable fee for processing the request.

In certain circumstances, we may not be able to tell you what Personal Data is held about you. In these circumstances, we will notify you to explain why we cannot provide the information and attempt to find alternative means to enable you to access your information.

HOW DO I REQUEST CORRECTION OF MY INFORMATION?

If you believe that the Personal Data we hold about you is inaccurate, incomplete or out of date, you should contact us using the details below. We will promptly update any Personal Data that we consider is inaccurate, incomplete or out of date. If we do not agree that your information is inaccurate, incomplete or out of date, we will notify you and provide you with the reasons.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may access an external dispute resolution service or apply to the Office of the Australian Information Commissioner (“OAIC”) to have the complaint heard and determined. When we notify you about our decision, we will explain how you may access an external dispute resolution scheme or make a complaint to the OAIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Australia Pty Ltd,

Suite 4501, Level 45,

Australia Square,

264 George Street,

Sydney, NSW 2000, Australia

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR CALIFORNIA

Under the California Consumer Privacy Act (“CCPA”), we are required to provide California residents with specific information about our personal information practices. The CCPA defines the term “personal information” broadly, and includes any information that identifies, relates to, describes, is reasonably capable of being associated with, or could reasonably be linked, directly or indirectly, with a particular California resident or household. Please note that the CCPA does not apply to certain types of information, and your data may be covered by additional privacy notices based on your relationship with us.

Categories of Personal Information that We Collect, Disclose, and Sell

We do not sell any of your personal information for monetary compensation.

We currently do not share your information with non-affiliated third parties for their own marketing purpose. We collect and disclose certain personal information in the course of our business as described in the Privacy Notice, including to process your transactions, for customer service purposes, for marketing, for general administration (e.g., managing inventory) evaluating use of our services, research and development, and for legal compliance.

Please refer to section 3 of the Privacy Notice for a description of how we collect and disclose personal information and the personal information that we collect.

In addition to collecting business related information (including information such as names, business contact information and for investors, employees and certain business contacts, dates of birth, government identifiers and/or financial information) we also collect the following:

∎

Usage Data: As described above, we collect certain technical information about a user’s use of our Websites, which may include: IP address, cookies, browser type and version, time zone settings, browser plugin types, operating systems and platform, device information (including, for mobile devices, the IMEI number, wireless networks and general network information). We do not typically associate this information with a particular user’s account and we do not seek to reidentify the user through this information.

∎

Audio & Video Information: If you call us, we may record your conversation for quality assurance, training, legal compliance, and customer service purposes. Certain of our premises are monitored by closed circuit television. Absent an incident, we do not usually obtain a copy of such footage, but, rather, it would be the property of the building manager.

We disclose each of the above categories of information, for a business purpose as defined by the CCPA. For example, we may share your contact information with entities that assist us in account management, background check organizations, and, where permitted by law, with entities to assist us in marketing. We also share your information with entities that assist us in providing support and services, such as hosting our websites, applications, and other online services, to respond to inquiries and for trouble-shooting. We also share your information to assist us in analyzing and improving our services and operations; for fraud prevention; personalizing content and experiences; securing and protecting our business; defending our legal rights and the rights of others; auditing, reporting, corporate governance, and internal operations; and complying with legal obligations.

California Resident Rights

California law grants California residents certain rights and imposes restrictions on particular business practices. We are required to provide you with a notice about our information collection practices at or before the point of collection; to this end, there may be circumstances in which we provide an additional notice to you. California residents have the right to opt-out of our sale of their personal information. Subject to certain exceptions, California residents have the right to (at no charge) request that we (1) delete the personal information that we hold about them, subject to certain exceptions and (2) send a copy of the specific pieces of personal information that we have collected about them in the prior 12 months and to have this delivered, free of charge, either (a) by mail or (b) electronically in a portable and, to the extent technically

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR CALIFORNIA (CONTINUED)

feasible, readily useable and transferrable format. California residents also have the right to request that we provide them certain information about how we have handled their personal information in the prior 12 months, including the:

∎	categories of personal information collected;

∎	categories of sources of personal information;

∎	business and/or commercial purposes for collecting and selling their personal information;

∎	categories of third parties/with whom we have disclosed or shared their personal information;

∎	categories of personal information that we have disclosed or shared with a third party for a business purpose; and

∎	categories of third parties to whom the residents’ personal information has been sold and the specific categories of personal information sold to each category of third party.

California residents may make Requests to Know up to twice every 12 months. The CCPA prohibits discrimination against California residents for exercising their rights under the CCPA. Discrimination may exist where a business denies or provides a different level or quality of goods or services, or charges (or suggests that it will charge) different prices, rates, or penalties on residents who exercise their CCPA rights, unless doing so is reasonably related to the value provided to the business by the residents’ data.

California residents have the right to be notified of any financial incentive offers and their material terms, the right to opt-out of such incentives at any time, and may not be included in such incentives without their prior informed opt-in consent. We currently do not offer any incentives.

CONTACT US

To contact us in relation to the Privacy Notice, including Requests to Opt-Out of Sale of Personal Information (if applicable), Requests to Know, and Requests to Delete, please use the following methods:

Electronically: Submitting a CCPA Webform found at barings.com

By Phone: 1-877-766-0014 (toll free),

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

We will respond to verifiable requests received from California consumers as required by law.

To opt-out of sharing with targeted advertisers, please visit optout.aboutads.info and optout.networkadvertising.org.

California Shine the Light

We currently do not share your information with non-affiliated third parties for their own marketing purpose.

For more information about our privacy practices, you may contact us at dpm@barings.com.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM

This addendum sets out additional obligations and rights of Baring Asset Management Limited (“BAML”), including any associated Managers and Funds, beyond the terms of the Privacy Notice.

RELEVANT DATA PROTECTION LAWS

To avoid doubt, “Relevant Data Protection Laws” shall mean any applicable data protection laws relating to the protection of individuals with regards to the processing of personal data including the General Data Protection Regulation (EU) 2016/679 (“GDPR”) (together with any laws implemented by EU member states (including any replacement legislation applicable in the United Kingdom, whether or not as a result of any full or partial departure of the United Kingdom from the European Union), which contain derogations from, or exemptions or authorisations for the purposes of, the GDPR, or which are otherwise intended to supplement the GDPR); the UK Data Protection Act 2018; the ePrivacy Directive 2002/58/EC as implemented by EU member states; any corresponding or equivalent national laws or regulations relating to the collection, use, disclosure and processing of personal data including any amendment, update, modification to or reenactment of such laws and guides and codes of practice issued from time to time by any supervisory authorities, in each case as amended, updated or replaced from time to time.

LAWFUL BASIS FOR PROCESSING

Under Relevant Data Protection Laws we must have a lawful basis for processing your Personal Data. When we do so, we rely on one of the following:

-	To perform a contract we have with you;

-	To comply with a legal obligation;

-	Where we have a legitimate interest as a business; or

-	If you have given us your consent.

We have set out the lawful bases we rely on at section 3 of the Privacy Notice. Unless otherwise set out in section 3, the processing of your Personal Data will be in furtherance of BAML’s legitimate interests to provide and improve our services to you, in order to preserve our business operations, and ensuring that you are provided with information which is relevant to you.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), BAML may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions outside of the UK or EEA may be permitted where such transfer is made to jurisdictions or countries providing “adequate protection” for Personal Data (which may include US companies that have voluntarily signed up to the EU-U.S. or Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, BAML, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used (such as putting in place European Commission-approved “Standard Contractual Clauses”).

Where you are in the UK or the EEA, further information in relation to specific international transfers can be obtained by contacting BAML’s Data Privacy Manager at DPM@Barings.com.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR EUROPEAN ECONOMIC AREA (EEA) AND UNITED KINGDOM (CONTINUED)

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. Notwithstanding the above, you have the right to make a complaint at any time to the Information Commissioner’s Office (ICO), the UK supervisory authority, or to any other supervisory authority applicable to you.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management Limited

20 Old Bailey

London, UK

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR HONG KONG S.A.R.

This addendum sets out additional obligations and rights of Barings Asset Management (Asia) Limited and Baring Asset Management (Asia) Holdings Limited, including any associated Managers and Funds (“we”, “Barings Hong Kong”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide us with certain information (for example, if you do not provide us with information that is indicated as mandatory), Barings Hong Kong may not be able to manage or administer our client relationship with you and provide you with products and services. If you are a Website User, and if you block or refuse to accept cookies, or delete cookies after visiting our Website, you may not be able to access or use some of the functionalities of our Website.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Asset Management (Asia) Limited & Baring Asset Management (Asia) Holdings Limited

35/F Gloucester Tower

15 Queens Road

Central, Hong Kong

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR JAPAN

This addendum sets out additional obligations and rights of Barings Japan Ltd. including any associated Managers and Funds (“we”, “Barings Japan”), beyond the terms of the Privacy Notice.

TRANSFERS

Your primary data controller Barings Japan will jointly use your Personal Data specified in the Privacy Notice for the purposes specified therein with other group companies of Barings. Barings Japan will be responsible for the management of your Personal Data jointly used by other group companies of Barings.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring Japan Ltd.

7F Kyobashi Edogrand

2-2-1 Kyobashi

Chuo-ku

Tokyo 104-0031, Japan

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE PEOPLE’S REPUBLIC OF CHINA (“PRC”) (EXCLUDING FOR THE PURPOSES OF THE PRIVACY NOTICE HONG KONG S.A.R., MACAU S.A.R. AND TAIWAN)

This addendum sets out additional obligations and rights of Barings Investment Management (Shanghai) Limited and Barings Overseas Investment Fund Management (Shanghai) Limited, including any associated Managers and Funds (“we”, “Barings PRC”), beyond the terms of the Privacy Notice.

PROVIDING YOUR INFORMATION TO US

If you do not provide Barings PRC with certain Personal Data (for example, if you do not provide us with information that is indicated as mandatory); or give us your (express or deemed) consent to the collection, use and/or disclosure of your Personal Data; or if you subsequently withdraw your consent, Barings PRC may not be able to manage or administer our client relationship with you; provide certain products and services to you; or if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Certain types of Personal Data are considered “sensitive” and, depending on your country of work or residence and applicable laws, additional rules will apply in respect of this Personal Data. “Sensitive Personal Data” as defined under PRC laws and regulations may include (but without limitation) information relating to:

∎	mobile phone number;

∎	genetic or biometric information;

∎	financial information;

∎	tax identification number;

∎	national identity card number;

∎	health records;

∎	sexual orientation; and

∎	racial or ethnic origin.

References to “Special Categories of Personal Data” in the Privacy Notice shall for the purpose of this addendum be deemed to be references to Sensitive Personal Data.

RETENTION OF PERSONAL DATA

Your Personal Data will be kept confidential and will be retained for the retention periods set out in our Record Keeping Policy.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Barings Investment Management (Shanghai) Limited & Barings Overseas Investment Fund Management (Shanghai) Limited

Unit 3616, Level 36

International Finance Center Tower 2

8 Century Avenue

Pudong District

Shanghai, China

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA

This addendum sets out additional obligations and rights of Baring Asset Management (Korea) Limited, including any associated Managers and Funds (“we”, “Barings Korea”), beyond the terms of the Privacy Notice.

COLLECTION OF PERSONAL DATA

We obtain your consent when collecting and using your Personal Data unless such collection and usage is based on Personal Information Protection Act (“PIPA”), the Act on Promotion of Information Communication Network Usage and Information Protection (“Network Act”), Protection of Credit Information Act (“Credit Information Act”), or other laws or regulations of Korea.

SENSITIVE PERSONAL DATA

Under the PIPA, information on the ideology, creed, membership of a labor union or political party, political views, health, sexual preferences, bio-data, and criminal records as defined under the Act on the Lapse of Criminal Sentences is considered “Sensitive Personal Data”.

When collecting Sensitive Personal Data from you, we comply with all the procedures and methods stipulated by the PIPA, including obtaining your separate consent for the processing of Sensitive Personal Data.

OUTSOURCING OF THE PROCESSING OF PERSONAL DATA

Please see below the list of third-party processors (“Processors”) together with the specific processing tasks to be outsourced. The Personal Data transferred to the Processors will be retained only to the extent necessary for the purposes of the services provided and to meet any regulatory requirements in accordance with any applicable laws.

We comply with all the relevant laws and regulations when outsourcing the processing of Personal Data. For example, we do not outsource the processing of Particular Identification Data as defined under the PIPA (i.e., resident registration numbers (“RRNs”), driver’s license numbers, passport numbers, and alien registration numbers) to Processors located outside of Korea.

NAME OF THE THIRD-PARTY PROCESSOR	OUTSOURCED TASK/SERVICE

NAVEX Global, Inc.	Operation of Barings’ ethics and whistleblower hotline

PROVISION OF PERSONAL DATA TO THIRD PARTIES

Subject to your separate consent, the following Personal Data may also be disclosed to third parties, i.e., independent data controllers as set out below.

We comply with all the relevant laws and regulations when providing Personal Data to a third party. For example, we do not provide Particular Identification Data as defined under the PIPA to recipients located outside of Korea.

RECIPIENT	RECIPIENT’S PURPOSE OF USE	TRANSFERRED ITEMS	RECIPIENT’S PERIOD OF RETENTION AND USE

Barings LLC	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Baring Asset Management Limited	Regulatory, risk and compliance oversight	Anonymized data to perform regulatory, risk and compliance oversight	7 years from the date of collection

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SOUTH KOREA (CONTINUED)

DATA PROTECTION OFFICER

The data protection officer is Ho Chul Jung ( ) and is available at +82 2 3788 0529 or via e-mail at

Hochul.jung@barings.com.

DESTRUCTION OF PERSONAL DATA

Your Personal Data will be processed and stored for as long as required for the purposes for which they were collected, and in accordance with the storage periods provided for by the applicable laws. After such period, your Personal Data will be automatically and permanently erased or made anonymous.

MEASURES TO ENSURE SECURITY OF PERSONAL DATA

We take the following technical, managerial and physical measures necessary to ensure the security of your Personal Data.

Managerial measures: Designation of a data protection officer, establishment and implementation of an internal management plan, regular training of employees on personal data protection, etc.

Technical measures: Management of the right to access the Personal Data Processing system, installation of an access control system, encryption of Particular Identification Data(as defined under the PIPA), installation of security programs, etc.

Physical measures: Restriction on access to Personal Data storage mediums such as the computer room and data storage room, etc.

INSTALLATION, OPERATION, AND DENIAL OF A DEVICE THAT AUTOMATICALLY COLLECTS PERSONAL INFORMATION

We use cookies which constantly save and retrieve information of our Website Users. A cookie is a small text file of information about the basic setting of a website, sent by the website’s web server to the web browser of a user, and is stored in the hard disk of the user’s computer.

We use cookies for the following purposes: to engage in target marketing and provide customized services by analyzing the frequency and times of visits of members and non-members, identifying their preferences and interests and tracking the number of visits made.

You have the right to choose whether or not to install cookies. Therefore, you may adjust the options of your web browser to accept or refuse all cookies, or to receive notice each time cookies are installed.

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR SWITZERLAND

This addendum sets out additional obligations and rights of Baring Asset Management Switzerland Sàrl, including any associated Managers and Funds (“we”, “Barings Switzerland”), beyond the terms of the Privacy Notice.

DEFINITION OF PERSONAL DATA

The definition of “Personal Data” also includes all information relating to an identified or identifiable legal entity pursuant to Article 3 (a) of the Swiss Federal Act on Data Protection (“FADP”).

INTERNATIONAL TRANSFERS

Subject to Relevant Data Protection Laws, transfers to other countries or jurisdictions may be permitted if the country or jurisdiction in question is in the European Economic Area (EEA), or on the Federal Data Protection and Information Commissioner’s (“FDPIC”) list of countries providing ‘adequate protection’ for Personal Data (which may include US companies that have voluntarily signed up to the Swiss-U.S. Privacy Shield).

However, some transfers may be to countries or jurisdictions that do not have adequate protection and, in that case, Barings Switzerland, Barings, the Manager and the Fund (as applicable) shall use reasonable efforts to implement contractual safeguards for the cross-border transfer of Personal Data, as required based on the legitimate transfer mechanism used.

When you are in Switzerland, further information in relation to specific international transfers can be obtained by contacting Barings’ Data Privacy Manager at DPM@Barings.com.

INDIVIDUAL’S RIGHTS IN RELATION TO PERSONAL DATA

Under the FADP, an individual is not granted the right to data portability in respect of his or her Personal Data.

COMPLAINTS

If you believe that your privacy has been breached, please contact us using the details below and provide details of the incident so that we can investigate and respond to you about your concerns.

We will review all communications and complaints submitted to us in this manner and will aim to respond to you in writing within a reasonable time. If your complaint is not satisfactorily resolved, you may submit a complaint to the FDPIC.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

Phone - +442077628961

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR TAIWAN

This addendum sets out additional obligations and rights of Barings SICE (Taiwan) Limited, including any associated Managers and Funds (“We”, “Barings Taiwan”), beyond the terms of the Privacy Notice. The term “process” or “processing” as used in the Privacy Notice should be taken to mean “collect”, “use” and “process” as defined in the Taiwan Personal Information Protection Law.

PROVIDING YOUR INFORMATION TO US

If you choose not to provide us with certain of your Personal Data (for example, if you do not provide us with information that is indicated as mandatory), we may not be able to manager or administer our client relationship with you; provide you with products and services; or, if you are a Website User, you may not be able to access or use some of the functionalities of our Website.

SENSITIVE PERSONAL DATA

Sensitive Personal Data and Special Categories of Personal Data shall, for purposes of Barings Taiwan’s obligation to you, include medical records, medical treatment, genetic information, sexual life (including sexual orientation) and health examination and criminal records.

YOUR RIGHTS TO YOUR PERSONAL DATA

You have rights, using the contact details below:

∎	to make inquiries or request to review your Personal Data;

∎	to make copies of your Personal Data;

∎	to supplement or correct your Personal Data;

∎	to discontinue collection, processing or use of Personal Data;

∎	to delete your Personal Data; or

∎	to communicate to us your objection to the use of your Personal Data for marketing purposes.

CONTACT DETAILS

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@Barings.com

Barings Data Privacy Manager

Baring SICE (Taiwan) Limited

21F 333 Keelung Rd.

Sec.1 Taipei 11012

Taiwan

Barings Funds Trust 2020 Annual Report

GLOBAL PRIVACY NOTICE: ADDENDUM FOR THE UNITED STATES OF AMERICA (THE “USA”)

This addendum sets out additional obligations and rights of Barings LLC and Barings Securities LLC including any associated Managers and Funds (“We/Barings US”) beyond the terms of the Privacy Notice.

PROVISION OF PERSONAL DATA TO OTHER ENTITIES

If you are dealing with Barings US as a Client, we may share the financial information we collect from you with our financial services affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs, we may disclose Personal Data we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Barings US. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We also disclose your financial information for our everyday business purposes, such as to process and effect transactions that you request or authorize and to maintain your account(s) and as otherwise permitted by applicable law. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law. When you are no longer our customer, we will continue to share your information as described in this notice.

REGULATORY

The Privacy Notice describes the privacy policies of Barings. It applies to all Barings and the Funds accounts you presently have, or may open in the future, using your social security number or federal taxpayer identification number— whether or not you remain a shareholder of our Funds or as an advisory client of Barings. As mandated by rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you own shares in the Funds or have an account with Barings.

Barings Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202)-371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800)-289-9999.

CONTACT US

To contact us in relation to the Privacy Notice, please use the following methods:

E-mail: DPM@barings.com

Barings Data Privacy Manager

20 Old Bailey

London, UK

BARINGS FUNDS TRUST

ANNUAL REPORT

June 30, 2020

Item 2. Code of Ethics.

The Registrant adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”) on July 29, 2013, which is available on the Registrant’s website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Dr. Bernard A. Harris, Jr., Mr. Thomas W. Okel, and Mr. Martin A. Sumichrast, constituting all the members of the Registrant’s Audit Committee, are audit committee financial experts. Dr. Harris, Mr. Okel and Mr. Sumichrast are “independent” for purposes of this Item 3 as required by applicable regulation.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant, Deloitte & Touche LLP (“Deloitte”), to perform audit services, audit-related services, tax services and other services. The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years by Deloitte.

Fees Billed to the Registrant:

	Year Ended June 30, 2020	Year Ended June 30, 2019
Audit Fees	$338,205	$349,850
Audit-Related Fees	$0	$0
Tax Fees	$98,393	$113,000
All Other Fees	$0	$0

Total Fees	$436,598	$462,850

Non-Audit Fees Billed to Barings and MassMutual:

	Year Ended June 30, 2020	Year Ended June 30, 2019
Audit Fees	$4,802,040	$4,319,401
Audit-Related Fees	$0	$0
Tax Fees	$4,339,419	$4,430,023
All Other Fees	$5,482,271	$4,652,066

Total Fees	$14,623,730	$13,401,490

The category “Audit Fees” refers to performing an audit of the Registrant’s, Barings LLC’s (“Barings”) or Massachusetts Mutual Life Insurance Company’s (“MassMutual”) annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements. The category “Audit-Related Fees” reflects fees billed by Deloitte for various non-audit and non-tax services rendered to the Registrant, Barings, and MassMutual. Preparation of Federal, state and local income tax and tax compliance work are representative of the fees reported in the “Tax Fees” category. The category “All Other Fees” represents fees billed by Deloitte for consulting rendered to the Registrant, Barings, and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant’s Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant’s principal accountant, Deloitte. During the fiscal year ended June 30, 2020, the Registrant’s Audit Committee approved all of the services rendered to the Registrant by Deloitte and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by Deloitte for the years ended June 30, 2019 and June 30, 2020 for the Registrant and for the non-audit services provided to Barings, and Barings’ parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Registrant’s Consolidated Schedule of Investments as of the close of the reporting period is included in the Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”), are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The Registrant has posted its Code of Ethics on its website at www.barings.com/us/guest/funds/barings-mutual-fund-documents and click Fund Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.1 Cert

Exhibit 99.2 Cert

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the 1940 Act is attached hereto.

Exhibit 99.906 Cert

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Barings Funds Trust

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel McGee
Daniel McGee, President (Principal Executive Officer)

Date	September 4, 2020

By (Signature and Title)	/s/ Carlene Pollock
Carlene Pollock, Chief Financial Officer (Principal Financial Officer)

Date	September 4, 2020